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                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

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                                CREDIT AGREEMENT

                                      among

                               EXIDE TECHNOLOGIES,

                     EXIDE GLOBAL HOLDING NETHERLANDS C.V.,

                          VARIOUS LENDING INSTITUTIONS,

                           CREDIT SUISSE FIRST BOSTON
                                       AND
                             FLEET SECURITIES, INC.,
                             as Syndication Agents,

                                       and

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                             as Administrative Agent

                             Dated as of May 5, 2004

                        --------------------------------

      DEUTSCHE BANK SECURITIES INC.,          CREDIT SUISSE FIRST BOSTON,
 as Sole Lead Arranger and Book Running         as Book Running Manager
                 Manager

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            CREDIT AGREEMENT, dated as of May 5, 2004, among EXIDE TECHNOLOGIES, a Delaware corporation (the "U.S. Borrower"), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of The Netherlands (the "European Borrower", and together with the U.S. Borrower, the "Borrowers"), the Lenders from time to time party hereto, CREDIT SUISSE FIRST BOSTON and FLEET SECURITIES, INC., as Syndication Agents (in such capacity, the "Syndication Agents"), DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as Book Running Manager (in such capacity, the "Co-Book Running Manager") and DEUTSCHE BANK SECURITIES INC., as Sole Lead Arranger and Book Running Manager (in such capacity, the "Sole Lead Arranger" and, together with the Co-Book Running Manager, the "Book Running Managers").

                              W I T N E S S E T H:

            WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrowers on a several (but not joint) basis the credit facilities provided for herein;

            NOW, THEREFORE, IT IS AGREED:

            SECTION 1. Amount and Terms of Credit.

            1.01 Commitments.

            (a) U.S. Borrower Term Loans. Subject to and upon the terms and conditions set forth herein, each Lender with a U.S. Borrower Term Loan Commitment severally agrees to make a term loan (each, a "U.S. Borrower Term Loan" and, collectively, the "U.S. Borrower Term Loans") to the U.S. Borrower, which U.S. Borrower Term Loans:

            (i) shall be incurred by the U.S. Borrower pursuant to a single drawing on the Initial Borrowing Date for the purposes described in
      Section 7.05(a);

            (ii) shall be denominated in Dollars;

            (iii) except as hereafter provided, shall, at the option of the U.S. Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all U.S. Borrower Term Loans made as part of the same Borrowing shall at all times consist of U.S. Borrower Term Loans of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 60th day after the Initial Borrowing Rate, Euro Rate Loans shall be restricted to one month Interest Periods (or such shorter periods as may be required by the Administrative Agent) at all times, with the first such Interest Period for Eurodollar Loans to begin not sooner than 7 Business Days after the Initial Borrowing Date and with any subsequent Interest Periods for each Tranche to begin on the last day of the prior Interest Period theretofore in effect for such Tranche; and

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            (iv) shall be made by each Lender in that initial aggregate principal amount as is equal to the U.S. Borrower Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(b)).

Once repaid, U.S. Borrower Term Loans incurred hereunder may not be reborrowed.

            (b) European Borrower Dollar Term Loans. Subject to and upon the terms and conditions set forth herein, each Lender with a European Borrower Dollar Term Loan Commitment severally agrees to make a term loan (each, an "European Borrower Dollar Term Loan" and, collectively, the "European Borrower Dollar Term Loans") to the European Borrower, which European Borrower Dollar Term Loans:

            (i) shall be incurred by the European Borrower pursuant to a single drawing on the Initial Borrowing Date for the purposes described in
      Section 7.05(a);

            (ii) shall be denominated in Dollars;

            (iii) except as hereafter provided, shall, at the option of the European Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all European Borrower Dollar Term Loans made as part of the same Borrowing shall at all times consist of European Borrower Dollar Term Loans of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 60th day after the Initial Borrowing Date, Euro Rate Loans shall be restricted to one month Interest Periods (or such shorter periods as may be required by the Administrative Agent) at all times, with the first such Interest Period for Eurodollar Loans to begin not sooner than 7 Business Days after the Initial Borrowing Date and with any subsequent Interest Periods for each Tranche to begin on the last day of the prior Interest Period theretofore in effect for such Tranche; and

            (iv) shall be made by each Lender in that initial aggregate principal amount as is equal to the European Borrower Dollar Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(c)).

Once repaid, European Borrower Dollar Term Loans incurred hereunder may not be reborrowed.

            (c) European Borrower Euro Term Loans. Subject to and upon the terms and conditions set forth herein, each Lender with a European Borrower Euro Term Loan Commitment severally agrees to make a term loan (each, an "European Borrower Euro Term Loan" and, collectively, the "European Borrower Euro Term Loans") to the European Borrower, which European Borrower Euro Term Loans:

            (i) shall be incurred by the European Borrower pursuant to a single drawing on the Initial Borrowing Date for the purposes described in
      Section 7.05(a);

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            (ii) shall (subject to Section 1.14) be denominated in Euros;

            (iii) except as hereafter provided, shall, at the option of the European Borrower, be incurred and maintained as, and/or (subject to Section 1.09) split into, one or more Borrowings of European Borrower Euro Term Loans; provided that unless the Administrative Agent has determined that the Syndication Date has occurred, (at which time this proviso shall no longer be applicable), prior to the 60th day after the Initial Borrowing Date, Euro Rate Loans shall be restricted to one month Interest Periods (or such shorter periods as may be required by the Administrative Agent) at all times, with the first such Interest Period for European Borrower Euro Term Loans to begin on the Initial Borrowing Date and with any subsequent Interest Periods for European Borrower Euro Term Loans to begin on the last day of the prior Interest Period theretofore in effect for such Tranche; and

            (iv) shall be made by each Lender in that initial aggregate principal amount as is equal to the European Borrower Euro Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(d)).

Once repaid, European Borrower Euro Term Loans incurred hereunder may not be reborrowed.

            (d) Multicurrency Facility Revolving Loans. Subject to and upon the terms and conditions set forth herein, each Multicurrency Facility RL Lender severally agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, (I) a revolving loan or revolving loans to the U.S. Borrower (each, a "U.S. Borrower Multicurrency Facility Revolving Loan" and, collectively, the "U.S. Borrower Multicurrency Facility Revolving Loans") and (II) a revolving loan or revolving loans to the European Borrower (each, a "European Borrower Multicurrency Facility Revolving Loan" and, collectively, the "European Borrower Multicurrency Facility Revolving Loans" and with the revolving loans made to the U.S. Borrower or the European Borrower pursuant to this Section 1.01(d) being each called a "Multicurrency Facility Revolving Loan"), which Multicurrency Facility Revolving
Loans:

            (i) shall (subject to Section 1.14) be made and maintained in the respective Available Currency elected by the U.S. Borrower or the European Borrower, as the case may be;

            (ii) except as hereafter provided, shall, at the option of the U.S. Borrower or the European Borrower, be incurred and maintained as, and/or converted into, one or more Borrowings of Base Rate Loans or, Eurodollar Loans (if the Available Currency elected is Dollars) or Euro Denominated Revolving Loans, (if the Available Currency elected is Euros), provided that (A) except as otherwise specifically provided in Section 1.10(b), all Multicurrency Facility Revolving Loans made as part of the same Borrowing shall at all times consist of Multicurrency Facility Revolving Loans of the same Type, and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), (1) Borrowings of Multicurrency Facility Revolving Loans to be maintained as Eurodollar Loans shall be

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      restricted to one month Interest Periods (or such shorter periods as may be required by the Administrative Agent) at all times with the first such Interest Period for such Eurodollar Loans to begin not sooner than 7 Business Days after the Initial Borrowing Date and with any subsequent Interest Periods applicable to Eurodollar Loans of such Tranche to begin on the last day of the prior Interest Period theretofore in effect for Eurodollar Loans of such Tranche and (2) all Borrowings of Euro Denominated Revolving Loans shall have Interest Periods of one month (or such shorter periods as may be required by the Administrative Agent);

            (iii) may be repaid and reborrowed in accordance with the provisions hereof;

            (iv) shall not be made (and shall not be required to be made) by any Multicurrency Facility RL Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual Multicurrency Facility RL Exposure of such Multicurrency Facility RL Lender to exceed the amount of its Multicurrency Facility Revolving Loan Commitment at such time; and

            (v) shall not be made (and shall not be required to be made) by any Multicurrency Facility RL Lender if the making of same would cause the Aggregate Multicurrency Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed the Total Multicurrency Facility Revolving Loan Commitment as then in effect;

provided that (subject to any requirement to provide a Subsidiaries Guaranty pursuant to Section 8.12) the European Borrower shall have no liability under this Agreement with respect to any U.S. Borrower Multicurrency Facility Revolving Loans which may be extended to, and which shall constitute obligations of, the U.S. Borrower.

            (e) Swingline Loans. Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Swingline Expiry Date, (I) a revolving loan or revolving loans to the U.S. Borrower (each, a "U.S. Borrower Swingline Loan" and, collectively, the "U.S. Borrower Swingline Loans") and (II) a revolving loan or revolving loans to the European Borrower (each, a "European Borrower Swingline Loan" and, collectively, the "European Borrower Swingline Loans" and with the revolving loans made to the U.S. Borrower or the European Borrower pursuant to this Section 1.01(e) being each called a "Swingline Loan"), which Swingline Loans:

            (i) shall (subject to Section 1.14) be made and maintained in the respective Available Currency elected by the U.S. Borrower or the European Borrower, as the case may be;

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            (ii) shall be made and maintained as Base Rate Loans (if the
      Available Currency elected is Dollars) or Euro Denominated Swingline Loans (if the Available Currency elected is Euros);

            (iii) may be repaid and reborrowed in accordance with the provisions hereof;

            (iv) shall not be made (and shall not be required to be made) if the making of same would cause the Aggregate Multicurrency Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed the Total Multicurrency Facility Revolving Loan Commitment at such time; and

            (v) shall not exceed in aggregate principal amount at any time outstanding (taking the Dollar Equivalents of all amounts in Euros), the Maximum Swingline Amount.

Notwithstanding anything to the contrary contained in this Section 1.01(e), (x) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists with respect to any Multicurrency Facility RL Lender unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Defaulting Lenders' refunding obligations (through the requirement that Mandatory Borrowings be made from time to time) in respect of such Swingline Loans, including by cash collateralizing (in the relevant currency or currencies) such Defaulting Lender's or Defaulting Lenders' Multicurrency Facility RL Percentages of the outstanding Swingline Loans and (y) the Swingline Lender shall not make any Swingline Loan after it has received written notice from either Borrower or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices or (B) of the waiver of such Default or Event of Default by the Required Lenders. Subject to any requirement to provide a Subsidiaries Guaranty pursuant to Section 8.12, the European Borrower shall have no liability under this Agreement with respect to any U.S. Borrower Swingline Loans which may be extended to, and shall constitute obligations of, the U.S. Borrower.

            (f) Refunding of Swingline Loans. On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Multicurrency Facility RL Lenders that the outstanding U.S. Borrower Swingline Loans or European Borrower Swingline Loans in a given Available Currency shall be funded with a Borrowing of U.S. Borrower Multicurrency Facility Revolving Loans or European Borrower Multicurrency Facility Revolving Loans, as the case may be, in such Available Currency (provided that (x) such notice shall be deemed to have been automatically given with respect to all outstanding Swingline Loans upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10 and
(y) if a Sharing Event shall have occurred, all such Swingline Loans shall be denominated in Dollars in accordance with the provisions of Section 1.14, and refunded through a Mandatory Borrowing denominated in Dollars as provided below), in which case a Borrowing of U.S. Borrower Multicurrency Facility Revolving Loans or European Borrower Multicurrency Facility Revolving Loans, as the case may be, denominated in

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the respective Available Currency (subject to the provisions of clause (y) of the immediately preceding parenthetical sentence) (each such Borrowing, a "Mandatory Borrowing") shall be made on the third succeeding Business Day by all Multicurrency Facility RL Lenders pro rata based on each such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Multicurrency Facility RL Lender hereby irrevocably agrees to make U.S. Borrower Multicurrency Facility Revolving Loans (in the case of a refunding of U.S. Borrower Swingline Loans) and European Borrower Multicurrency Facility Revolving Loans (in the case of a refunding of European Borrower Swingline Loans) in the relevant Available Currency or Available Currencies upon three Business Days' notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing, (v) the amount of the Total Multicurrency Facility Revolving Loan Commitment at such time and (vi) the amount of the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under any bankruptcy, reorganization, dissolution, insolvency, receivership, administration or liquidation or similar law with respect to either Borrower), then each Multicurrency Facility RL Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from either Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in such outstanding Swingline Loans as shall be necessary to cause such Multicurrency Facility RL Lenders to share in such Swingline Loans ratably based upon their respective Multicurrency Facility RL Percentages, provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Multicurrency Facility RL Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to Multicurrency Facility Revolving Loans made in the relevant Available Currency. Notwithstanding anything to the contrary contained above in this Section 1.01(f), upon the occurrence of a Sharing Event, all outstanding Swingline Loans shall, as provided in Section 1.14, be automatically converted into U.S. Dollar denominated Swingline Loans and, to the extent the respective Mandatory Borrowing has not already occurred in respect of such Swingline Loans, a Mandatory Borrowing shall be effected with respect thereto in accordance with the provisions of this Section 1.01(f).

            1.02 Minimum Borrowing Amounts, etc. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable to Borrowings of the respective Type and Tranche of Loans to be made or maintained pursuant to the respective Borrowing, provided that Mandatory Borrowings shall be made in the amounts

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required by Section 1.01(f). More than one Borrowing may be incurred on any day, but at no time shall there be outstanding more than 10 Borrowings of Euro Rate Loans.

            1.03 Notice of Borrowing. (a) Whenever a Borrower desires to make a Borrowing of Loans hereunder (excluding Borrowings of Swingline Loans and Mandatory Borrowings), an Authorized Officer of such Borrower shall give the Administrative Agent at its Notice Office at least one Business Day's prior written (or telephonic notice promptly confirmed in writing) notice of each Base Rate Loan, at least three Business Days' prior written (or telephonic notice promptly confirmed in writing) notice of each Eurodollar Rate Loan to be made in Dollars and at least three Business Days' prior written (or telephonic notice promptly confirmed in writing) notice of each Euro Rate Loan to be made in Euros hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 P.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each, a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by or on behalf of the respective Borrower in the form of Exhibit A-1, appropriately completed to specify: (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing (stated in the relevant Available Currency), (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the respective Borrowing shall consist of U.S. Borrower Term Loans, European Borrower Dollar Term Loans, European Borrower Euro Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans or European Borrower Multicurrency Facility Revolving Loans,
(iv) in the case of Dollar Denominated Loans, whether the Dollar Denominated Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and (v) in the case of Euro Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing notice of such proposed Borrowing, of such Lender's proportionate share thereof (determined in accordance with Section 1.07) and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

            (b) (i) Whenever either Borrower desires to make a Borrowing of Swingline Loans hereunder, an Authorized Officer of such Borrower shall give the Swingline Lender, (i) not later than 1:00 P.M. (New York time) on the date that a Dollar Denominated Swingline Loan is to be made and (ii) not later than 1:00 P.M. (New York time) on the Business Day prior to the date that a Euro Denominated Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall be given by or on behalf of the respective Borrower in the form of Exhibit A-1, appropriately completed to specify: (A) the date of Borrowing (which shall be a Business Day), (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing (stated in the relevant currency) and (C) whether the respective Swingline Loans shall constitute U.S. Borrower Swingline Loans or European Borrower Swingline Loans.

            (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(f), as applicable, with each Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(f).

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            (c) Without in any way limiting the obligation of either Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or the Swingline Lender (in the case of a Borrowing of Swingline Loans) or the respective Issuing Lender (in the case of the issuance of Letters of Credit), as the case may be, may, prior to receipt of written confirmation, act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swingline Lender or such Issuing Lender, as the case may be, in good faith to be from an Authorized Officer of such Borrower. In each such case, the Administrative Agent's, the Swingline Lender's or the respective Issuing Lender's record of the terms of such telephonic notice shall be conclusive evidence of the contents of such notice, absent manifest error.

            1.04 Disbursement of Funds. Not later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 3:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) and (y) in the case of Mandatory Borrowings, not later than 10:00 A.M. (New York time) on the date specified in Section 1.01(f)), each Lender with a Commitment under the respective Tranche (or each Lender required to make Loans pursuant to the respective Mandatory Borrowing), will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars (in the case of Dollar Denominated Loans) or in Euros (in the case of Euro Denominated Loans), as the case may be, and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the respective Borrower at the Payment Office or such other location as may be reasonably satisfactory to the Administrative Agent and specified in the relevant Notice of Borrowing (or to the Swingline Lender in the case of a Mandatory Borrowing) the aggregate of the amounts so made available by the Lenders prior to (x) 3:00 P.M. (New York time) on such day (excluding Swingline Loans and Revolving Loans made pursuant to Mandatory Borrowings) and (y) 4:00 P.M. (New York time) on such day, in the case of any Swingline Loan, in each case to the extent of funds actually received by the Administrative Agent prior to such times on such day. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the relevant Borrower to pay immediately such corresponding amount to the Administrative Agent and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the U.S. Borrower or the European Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the respective Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the

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overnight Federal Funds Rate and (ii) if recovered from the respective Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the relevant Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

            1.05 Notes. (a) Subject to the provisions of Section 1.05(j), the European Borrower's (in the case of European Borrower Dollar Term Loans, European Borrower Euro Term Loans, European Borrower Multicurrency Facility Revolving Loans and European Borrower Swingline Loans) and the U.S. Borrower's (in the case of U.S. Borrower Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans and U.S. Borrower Swingline Loans) obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced
(i) if U.S. Borrower Term Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "U.S. Borrower Term Note" and, collectively, the "U.S. Borrower Term Notes"), (ii) if European Borrower Dollar Term Loans, by a promissory note duly executed and delivered by the European Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "European Borrower Dollar Term Note" and, collectively, the "European Borrower Dollar Term Notes"),
(iii) if European Borrower Euro Term Loans, by a promissory note duly executed and delivered by the European Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "European Borrower Euro Term Note" and, collectively, the "European Borrower Euro Term Notes"), (iv) if U.S. Borrower Multicurrency Facility Revolving Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-4A, with blanks appropriately completed in conformity herewith (each, a "U.S. Borrower Multicurrency Facility Revolving Note" and, collectively, the "U.S. Borrower Multicurrency Facility Revolving Notes"), (v) if European Borrower Multicurrency Facility Revolving Loans, by a promissory note duly executed and delivered by the European Borrower substantially in the form of Exhibit B-4B, with blanks appropriately completed in conformity herewith (each, a "European Borrower Multicurrency Facility Revolving Note" and, collectively, the "European Borrower Multicurrency Facility Revolving Notes"),
(vi) if U.S. Borrower Swingline Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-5A, with blanks appropriately completed in conformity herewith (the "U.S. Borrower Swingline Note"), and (vii) if European Borrower Swingline Loans, by a promissory note duly executed and delivered by the European Borrower substantially in the form of Exhibit B-5B, with blanks appropriately completed in conformity herewith (the "European Borrower Swingline Note").

            (b) The U.S. Borrower Term Note issued to each Lender with a U.S. Borrower Term Loan Commitment or outstanding U.S. Borrower Term Loans shall (i) be executed by the U.S. Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any U.S. Borrower Term Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the U.S. Borrower Term Loan Commitment of such Lender on the Initial Borrowing Date before giving effect to any reductions thereto on such date (or, in the case of any U.S. Borrower Term Note issued after the Initial Borrowing Date, in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of the U.S.

Borrower Term Loan of such Lender on the date of the issuance thereof) and be payable (in Dollars) in the principal amount of the U.S. Borrower Term Loan evidenced thereby from time to time, (iv) mature on the Term Loan Maturity Date,
(v) bear interest as provided in the appropriate clauses of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (c) The European Borrower Dollar Term Note issued to each Lender with a European Borrower Dollar Term Loan Commitment or outstanding European Borrower Dollar Term Loans shall (i) be executed by the European Borrower, (ii) be payable to such Lender (or an affiliate designated by such Lender) or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any European Borrower Dollar Term Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the European Borrower Dollar Term Loan Commitment of such Lender on the Initial Borrowing Date (or, in the case of any European Borrower Dollar Term Note issued after the Initial Borrowing Date, in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of the European Borrower Dollar Term Loan of such Lender on the date of the issuance thereof) and be payable (in Dollars) in the principal amount of the European Borrower Dollar Term Loan evidenced thereby from time to time, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory prepayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (d) The European Borrower Euro Term Note issued to each Lender with an European Borrower Euro Term Loan Commitment or outstanding European Borrower Euro Term Loans shall (i) be executed by the European Borrower, (ii) be payable to such Lender (or an affiliate designated by such Lender) or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any European Borrower Euro Term Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Euros) equal to the European Borrower Euro Term Loan Commitment of such Lender on the Initial Borrowing Date (or, in the case of any European Borrower Euro Term Note issued after the Initial Borrowing Date, in a stated principal amount (expressed in Euros) equal to the outstanding principal amount of the European Borrower Euro Term Loan of such Lender on the date of the issuance thereof) and be payable (in Euros) in the principal amount of the European Borrower Euro Term Loan evidenced thereby from time to time, provided that the obligations with respect to the European Borrower Euro Term Loan evidenced thereby shall be subject to conversion into a Dollar Denominated Loan as provided (and in the circumstances contemplated by) Section 1.14, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Euro Denominated Term Loans evidenced thereby,
(vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (e) The U.S. Borrower Multicurrency Facility Revolving Note issued to each Multicurrency Facility RL Lender shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such Multicurrency Facility RL Lender (or an affiliate designated by such Multicurrency Facility RL Lender) or its registered assigns and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender on the date of issuance thereof (or, if issued after the termination of such Multicurrency Facility Revolving Loan Commitment, in an amount equal to the Individual U.S. Borrower Multicurrency Facility RL Exposure of the respective Multicurrency Facility RL Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the U.S. Borrower Multicurrency Facility Revolving Note of any Multicurrency Facility RL Lender would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the U.S. Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender at any time outstanding, the respective Multicurrency Facility RL Lender may request (and in such case the U.S. Borrower shall promptly execute and deliver) a new U.S. Borrower Multicurrency Facility Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the U.S. Borrower Multicurrency Facility Revolving Loans of such Multicurrency Facility RL Lender outstanding on the date of the issuance of such new U.S. Borrower Multicurrency Facility Revolving Note, (iv) with respect to each U.S. Borrower Multicurrency Facility Revolving Loan evidenced thereby, be payable in the respective Available Currency in which such U.S. Borrower Multicurrency Facility Revolving Loan was made, provided that the obligations with respect to each Euro Denominated Loan evidenced thereby shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clauses of
Section 1.08 in respect of the U.S. Borrower Multicurrency Facility Revolving Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in
Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (f) The European Borrower Multicurrency Facility Revolving Note issued to each Multicurrency Facility RL Lender shall (i) be executed by the European Borrower, (ii) be payable to the order of such Multicurrency Facility RL Lender (or an affiliate designated by such Multicurrency Facility RL Lender) or its registered assigns and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender on the date of issuance thereof (or, if issued after the termination of such Multicurrency Facility Revolving Loan Commitment, in an amount equal to the Individual European Borrower Multicurrency Facility RL Exposure of the respective Multicurrency Facility RL Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the European Borrower Multicurrency Facility Revolving Note of any Multicurrency Facility RL Lender would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the European Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender at any time outstanding, the respective Multicurrency Facility RL Lender may request (and in such case the European Borrower shall promptly execute and deliver) a new European Borrower Multicurrency Facility Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the European Borrower Multicurrency Facility Revolving Loans of such Multicurrency Facility RL Lender outstanding on the date of the issuance of such new European Borrower Multicurrency Facility Revolving Note, (iv) with respect to each European Borrower Multicurrency Facility Revolving Loan evidenced thereby, be payable in the respective Available Currency in which such European Borrower Multicurrency Facility Revolving Loan was made, provided that the obligations with respect to each Euro Denominated Loan evidenced thereby shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clauses of Section 1.08 in respect of the European Borrower Multicurrency Facility Revolving Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in
Section 4.01 and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (g) The U.S. Borrower Swingline Note issued to the Swingline Lender shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount, provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the U.S. Borrower Swingline Note would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all U.S. Borrower Swingline Loans denominated in Euros) of U.S. Borrower Swingline Loans at any time outstanding, the Swingline Lender may request that the U.S. Borrower (and in such case the U.S. Borrower shall) promptly execute and deliver a new U.S. Borrower Swingline Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all U.S. Borrower Swingline Loans outstanding in Euros) of U.S. Borrower Swingline Loans outstanding, (iv) be payable with respect to each U.S. Borrower Swingline Loan in the respective Available Currency in which such U.S. Borrower Swingline Loan was made, provided that the obligations evidenced by the U.S. Borrower Swingline Note with respect to U.S. Borrower Swingline Loans incurred in Euros shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Swingline Expiry Date, (vi) bear interest as provided in the appropriate clause of Section 1.08 in respect of the U.S. Borrower Swingline Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (h) The European Borrower Swingline Note issued to the Swingline Lender shall (i) be executed by the European Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount, provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the European Borrower Swingline Note would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all European Borrower Swingline Loans denominated in Euros) of European Borrower Swingline Loans at any time outstanding, the Swingline Lender may request that the European Borrower (and in such case the European

Borrower shall) promptly execute and deliver a new European Borrower Swingline
Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all European Borrower Swingline Loans outstanding in Euros) of European Borrower Swingline Loans outstanding, (iv) be payable with respect to each European Borrower Swingline Loan in the respective Available Currency in which such European Borrower Swingline Loan was made, provided that the obligations evidenced by the European Borrower Swingline Note with respect to European Borrower Swingline Loans incurred in Euros shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Swingline Expiry Date, (vi) bear interest as provided in the appropriate clause of Section 1.08 in respect of the European Borrower Swingline Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (i) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect either Borrower's obligations in respect of any Loans.

            (j) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Notes shall only be delivered to Lenders that at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to either Borrower shall affect or in any manner impair the obligations of the respective Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender that does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (i). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the relevant Borrower shall promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

            1.06 Conversions. Each Borrower shall have the option to convert, on any Business Day occurring after the Initial Borrowing Date, all or a portion equal to at least the applicable Minimum Borrowing Amount (and, if greater, in an integral multiple of $500,000) of the outstanding principal amount of Dollar Denominated Loans (other than Dollar Denominated Swingline Loans, which shall at all times be maintained as Base Rate Loans) made pursuant to one or more Borrowings of one or more Types of Dollar Denominated Loans under a single Tranche into a Borrowing or Borrowings of another Type of Dollar Denominated Loan under such Tranche, provided that (i) except as otherwise provided in
Section 1.10(b) or unless the respective Borrower pays all amounts owing pursuant to Section 1.11 concurrently with any such conversion, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Eurodollar Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the applicable Minimum Borrowing Amount applicable thereto, (ii) unless the Required Lenders otherwise agree, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of conversion, (iii) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause
(iii) shall no longer be applicable), prior to the 60th day after the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans may only be made if any such conversion is effective on the first day of an Interest Period referred to in clause (B) of the proviso of Section 1.01(a)(iii) or 1.01(b)(iii) or clause (B)(1) of the proviso to Section 1.01(d)(ii) and so long as such conversion does not result in a greater number of Borrowings of Eurodollar Loans prior to the 60th day after the Initial Borrowing Date as are permitted under the provisos to Sections 1.01(a)(iii) and 1.01(b)(iii) and clause (1) of Section 1.01(d)(ii) and (iv) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Euro Rate Loans than is permitted under
Section 1.02. Each such conversion shall be effected by a Borrower by giving the Administrative Agent at its Notice Office prior to 2:00 P.M. (New York time) at least three Business Days' prior notice (each, a "Notice of Conversion/Continuation") in the form of Exhibit A-2, appropriately completed to specify the Dollar Denominated Loans to be so converted, the Borrowing or Borrowings pursuant to which such Dollar Denominated Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Dollar Denominated Loans.

            1.07 Pro Rata Borrowings. All Borrowings of U.S. Borrower Term Loans, European Borrower Dollar Term Loans, European Borrower Euro Term Loans and Multicurrency Facility Revolving Loans (including U.S. Borrower Multicurrency Facility Revolving Loans, European Borrower Multicurrency Facility Revolving Loans and Mandatory Borrowings) under this Agreement shall be incurred from the Lenders pro rata on the basis of such Lenders' U.S. Borrower Term Loan Commitments, European Borrower Dollar Term Loan Commitments, European Borrower Euro Term Loan Commitments or Multicurrency Facility RL Percentages, as the case may be. All Borrowings of Swingline Loans shall be incurred from the Swingline Lender. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

            1.08 Interest. (a) The U.S. Borrower hereby agrees to pay (in the case of U.S. Borrower Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans and U.S. Borrower Swingline Loans, in each case maintained as Base Rate Loans (including any Euro Denominated Loan made to the U.S. Borrower and converted into a Dollar Denominated Loan pursuant to Section 1.14)) and the European Borrower hereby agrees to pay (in the case of European Borrower Dollar Term Loans, European Borrower Euro Term Loans, European Borrower Multicurrency Facility Revolving Loans and European Borrower Swingline Loans, in each case maintained as Base Rate Loans (including any Euro Denominated Loan made to the European Borrower and converted into a Dollar Denominated Loan pursuant to
Section 1.14)), interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date the proceeds thereof are made available to it (or, in the case of a conversion of any Euro Denominated Loan into a Dollar Denominated Loan pursuant to Section 1.14, from the date of the conversion of such Loan) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Base Rate in effect from time to time during the period such Base Rate Loan is outstanding plus the relevant Applicable Margin as in effect from time to time.

            (b) The U.S. Borrower hereby agrees to pay (in the case of U.S. Borrower Term Loans and U.S. Borrower Multicurrency Facility Revolving Loans maintained as Eurodollar Loans) and the European Borrower hereby agrees to pay (in the case of European Borrower Dollar Term Loans and European Borrower Multicurrency Facility Revolving Loans maintained as Eurodollar Loans), interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date the proceeds thereof are made available to it until the earlier of
(i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to
Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Eurodollar Rate for such Interest Period plus the relevant Applicable Margin as in effect from time to time.

            (c) Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Denominated Revolving Loan and each Euro Denominated Term Loan made to it from the date the proceeds thereof are made available to it until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the relevant Applicable Margin as in effect from time to time plus Euro LIBOR for such Interest Period plus any Mandatory Costs.

            (d) Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Denominated Swingline Loan made to it from the date the proceeds thereof are made available to it until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin for Euro Denominated Revolving Loans as in effect from time to time plus the Overnight Euro Rate in effect from time to time during the period such Euro Denominated Swingline Loan is outstanding plus any Mandatory Costs.

            (e) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum (1) in the case of overdue principal of, and interest or other overdue amounts owing with respect to, Euro Denominated Revolving Loans, Euro Denominated Term Loans and overdue amounts owing with respect to Euro Denominated Letter of Credit Outstandings, equal to 2% per annum in excess of the relevant Applicable Margin as in effect from time to time plus Euro LIBOR for such successive periods not exceeding three months as the Administrative Agent may determine from time to time in respect of amounts comparable to the amount not paid plus any Mandatory Costs,
(2) in the case of overdue principal of, and interest or other amounts owing with respect to, Euro Denominated Swingline Loans, equal to 2% per annum in excess of the Applicable Margin for Euro Denominated Revolving Loans as in effect from time to time plus the Overnight Euro Rate as in effect from time to time plus any Mandatory Costs, and (3) in all other cases, equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans maintained pursuant to the respective Tranche (or, if the overdue amount owing does not relate to any specific Tranche, the rate otherwise applicable to Multicurrency Facility Revolving Loans which are maintained as Base Rate Loans) from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

            (f) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan and each Swingline Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Euro Rate Loan (other than a Euro Denominated Swingline Loan), on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid) (except that repayments of Multicurrency Facility Revolving Loans and Swingline Loans shall not be required to be accompanied by a payment of accrued, and theretofore unpaid, interest thereon, unless the Total Multicurrency Facility Revolving Loan Commitment has terminated or will be terminated concurrently with such repayment or prepayment), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            (g) Upon each Interest Determination Date, the Administrative Agent shall determine the Euro Rate for the respective Interest Period or Interest Periods and shall promptly notify the respective Borrower and the respective Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

            1.09 Interest Periods. At the time a Borrower gives any Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into, any Euro Rate Loan (other than a Euro Denominated Swingline
Loan) (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Euro Rate Loan (in the case of any subsequent Interest Period), the respective Borrower shall have the right to elect, by having an Authorized Officer of such Borrower give the Administrative Agent notice thereof, the interest period (each, an "Interest Period") applicable to such Euro Rate Loan, which Interest Period shall, at the option of such Borrower (but otherwise subject to clause (B) of Sections 1.01(a)(iii), 1.01(b)(iii) and 1.01(c)(iii) and clause (B) of the proviso to Section 1.01(d)(ii) and clause (iii) of the proviso appearing in Section 1.06) be a one, two, three or six-month period or, to the extent agreed to by all Lenders required to make Loans under the respective Tranche, a nine or twelve-month period (or, in each case during the period ended on the first to occur of the Syndication Date or the 60th day after the Initial Borrowing Date, such shorter periods as may be required by the Administrative Agent);

            (i) all Euro Rate Loans comprising the same Borrowing shall at all times have the same Interest Period;

            (ii) the initial Interest Period for any Euro Rate Loan shall commence on the date of Borrowing of such Euro Rate Loan (including, in the case of Dollar Denominated Loans, the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Euro Rate Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

            (iii) if any Interest Period relating to a Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

            (iv) if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the preceding Business Day;

            (v) no Interest Period in respect of any Borrowing under a given Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

            (vi) no Interest Period in respect of any Borrowing of U.S. Borrower Term Loans, European Borrower Dollar Term Loans or European Borrower Euro Term Loans shall be elected which extends beyond any date upon which a Scheduled Repayment for the respective Tranche of Term Loans will be required to be made under Section 4.02(b) if, after giving effect to the election of such Interest Period, the aggregate principal amount of such U.S. Borrower Term Loans, European Borrower Dollar Term Loans or European Borrower Euro Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such U.S. Borrower Term Loans, European Borrower Dollar Term Loans or European Borrower Euro Term Loans, as the case may be, then outstanding less the aggregate amount of such required Scheduled Repayment.

With respect to any Euro Denominated Loans (other than Euro Denominated Swingline Loans), at the end of any Interest Period applicable to a Borrowing thereof, the U.S. Borrower or the European Borrower, as applicable, may elect to split the respective Borrowing into two or more Borrowings of the same Type or combine two or more Borrowings of the same Type into a single Borrowing, in each case, by having an Authorized Officer of the relevant Borrower give notice thereof together with its election of one or more Interest Periods, in each case so long as each resulting Borrowing (x) has an Interest Period which complies with the foregoing requirements of this Section 1.09 and (y) does not cause a violation of the requirements of Section 1.02. If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the U.S. Borrower or the European Borrower, as applicable, has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans as provided above, the relevant Borrower shall be deemed to have elected
(x) if Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans and (y) if Euro Denominated Loans, to select a one-month Interest Period for such Euro Denominated Loans, in any such case effective as of the expiration date of such current Interest Period.

            1.10 Increased Costs; Illegality; etc. (a) In the event that any Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

            (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the applicable interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the respective Euro Rate; or

            (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to (A) a change in the basis of taxation of payments to a Lender of the principal of or interest on the Loans or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Lender imposed by the jurisdiction in which its principal office or applicable lending office is located), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances arising since the date of this Agreement affecting such Lender, the interbank market or the position of such Lender in such market (whether or not such Lender was a Lender at the time of such occurrence); or

            (iii) at any time after the Effective Date, that the making or continuance of any Euro Rate Loan has been made unlawful by any law or governmental rule, regulation or order (or would conflict with any governmental rule, regulation, guideline, request or order not having the force of law but with which such Lender customarily complies even though the failure to comply therewith would not be unlawful), or impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the applicable interbank market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the affected Borrower, and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (w) in the case of clause (i) above, (A) in the event Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies any affected Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by either Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower and (B) in the event that any Euro Denominated Loan is so affected, the relevant Euro Rate shall be determined on the basis provided in the proviso to the definition of Overnight Euro Rate or Euro LIBOR, as the case may be, (x) in the case of clause (ii) above, the respective Borrower or Borrowers agrees to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (with the written notice as to the additional amounts owed to such Lender, submitted to the respective Borrower or Borrowers by such Lender in accordance with the foregoing to be, absent manifest error, final and conclusive and binding on all the parties hereto, although the failure to give any such notice shall not release or diminish any of the respective Borrower's or Borrowers' obligations to pay additional amounts pursuant to this Section 1.10(a) upon the subsequent receipt of such notice) and (y) in the case of clause (iii) above, the respective Borrower or Borrowers shall take one of the actions specified in
Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to either Borrower of any of the events described in clause (i), (ii) or (iii) above, it shall promptly notify such Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist.

            (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the affected Borrower may (and in the case of a Euro Rate Loan affected by the circumstances described in Section 1.10(a)(iii) shall) either (x) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, (A) in the case of a Eurodollar Loan, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstance described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan or such earlier day as shall be required by applicable law) and (B) in the case of any Euro Rate Loan (other than a Eurodollar Loan), repay all outstanding Borrowings which include such affected Euro Rate Loans in full in accordance with the applicable requirements of Section 4.01; provided that (i) if the circumstances described in Section 1.10(a)(iii) apply to any Euro Denominated Loan, the U.S. Borrower or the European Borrower, as the case may be, may, in lieu of taking the actions described above, maintain such Euro Denominated Loan outstanding, in which case,
(x) in the case of Euro Denominated Revolving Loans or Euro Denominated Term Loans, the applicable Euro Rate shall be determined on the basis provided in the proviso to the definition of Euro LIBOR and (y) in the case of Euro Denominated Swingline Loans, the applicable interest rate shall be determined on the basis provided in the proviso to the definition of Overnight Euro Rate, as the case may be, unless the maintenance of such Euro Denominated Loan outstanding on such basis would not stop the conditions described in Section 1.10(a)(iii) from existing (in which case the actions described above, without giving effect to the proviso, shall be required to be taken) and (ii) if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

            (c) If any Lender shall have determined after the Effective Date that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitment or Commitments hereunder or its obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the next succeeding sentence of this clause (c), and subject to Section 13.23, the Borrowers jointly and severally agree to pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction in the rate of return to such Lender or such other corporation. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the relevant Borrower (a copy of which shall be sent by such Lender to the Administrative Agent), which notice shall set forth such Lender's basis for asserting its rights under this Section 1.10(c) and the calculation, in reasonable detail, of such additional amounts claimed hereunder, although the failure to give any such notice shall not release or diminish either Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice. A Lender's good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. For the avoidance of doubt, nothing in this
Section 1.10(c) shall require either Borrower to pay to any Lender any amount for which such Lender is compensated by way of payment of Mandatory Costs.

            (d) In the event that any Lender shall in good faith determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Euro Denominated Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Euro Denominated Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such Euro Denominated Loans or in
Section 1.10(a)(ii), such Lender shall promptly notify the U.S. Borrower and/or the European Borrower in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and, subject to Section 13.23, the U.S. Borrower (in the case of U.S. Borrower Multicurrency Facility Revolving Loans and U.S. Borrower Swingline Loans owing by it and, in each case, denominated in Euros) shall pay, and the European Borrower (in the case of Euro Denominated Term Loans, European Borrower Multicurrency Facility Revolving Loans and European Borrower Swingline Loans owing by it and, in each case, denominated in Euros) shall pay, to such Lender such specified amounts as additional interest at the time that the U.S. Borrower or the European Borrower is otherwise required to pay interest in respect of such Euro Denominated Loan or, if later, on written demand therefor by such Lender.

            1.11 Compensation. Subject to section 13.23, the Borrowers jointly and severally agree to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, reasonable expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans but excluding any loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or any Agent) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the respective Borrower or Borrowers or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10 or as a result of the replacement of a Lender, other than due to a Lender Default of such Lender, pursuant to Section 1.13, 4.01 or 13.12(b)) or conversion of any of its Euro Rate Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Euro Rate Loans is not made on any date specified in a notice of prepayment given by the respective Borrower or Borrowers; or (iv) as a consequence of (x) any other default by the respective Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to
Section 1.10(b). Each Lender's calculation of the amount of compensation owing pursuant to this Section 1.11 shall be made in good faith. A Lender's basis for requesting compensation pursuant to this Section 1.11 and a Lender's calculation of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

            1.12 Change of Lending Office. (a) Each Lender may at any time or from time to time designate, by written notice to the Administrative Agent to the extent not already reflected on Schedule II, one or more lending offices (which, for this purpose, may include Affiliates of the respective Lender) for the various Loans made, and Letters of Credit participated in, by such Lender (including, without limitation, by designating a separate lending office (or Affiliate) to act as such with respect to Dollar Denominated Loans and Dollar Denominated Letter of Credit Outstandings or Euro Denominated Loans and Euro Denominated Letter of Credit Outstandings); provided that, for designations made after the Effective Date (unless such designation is made after the occurrence of a Sharing Event as a result of any Lender's purchase of Loans pursuant to
Section 1.14), to the extent such designation shall result in increased costs under Section 1.10, 2.06 or 4.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different Affiliate of the respective Lender), then the Borrowers shall not be obligated to pay such excess increased costs (although if such designation results in increased costs, the Borrowers shall be obligated to pay the costs which would have applied in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective designation). Except as provided in the immediately preceding sentence, each lending office and Affiliate of any Lender designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Lender (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

            (b) Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section
2.06 or Section 4.04 with respect to such Lender, it will, if requested by the applicable Borrower by notice to such Lender, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of either Borrower or the rights of any Lender provided in Sections 1.10, 2.06 and 4.04.

            1.13 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender, (y) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c) or (d), Section 2.06 or Section
4.04 with respect to any Lender which results in such Lender charging to either Borrower increased costs materially in excess of the average costs being charged by the other Lenders in respect of such contingency or (z) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders as provided in Section 13.12(b), the U.S. Borrower shall have the right, in accordance with the requirements of Section 13.04(b), if no Event of Default then exists or would exist after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with one or more Eligible Transferees (collectively, the "Replacement Lender"), none of whom shall constitute a Defaulting Lender at the time of such replacement and each of whom shall be reasonably acceptable to the Administrative Agent or, in the case of a replacement as provided in Section 13.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, at the option of the U.S. Borrower, to replace only the Commitments and/or outstanding Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender; provided that:

            (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and all then outstanding Loans (or, in the case of the replacement of less than all the Tranches of Commitments and outstanding Loans of the respective Replaced Lender, all the Commitments and/or all then outstanding Loans relating to the Tranche or Tranches with respect to which such Lender is being replaced) of, and all participations in all then outstanding Letters of Credit issued pursuant to the respective Tranche or Tranches where the respective Lender is being replaced by, the Replaced Lender and, in connection therewith, shall pay to (w) the Replaced Lender in respect thereof an amount equal to the sum (in the relevant currency or currencies) of (A) an amount equal to the principal of, and all accrued interest on, all then outstanding Loans of the respective Replaced Lender under each Tranche with respect to which such Replaced Lender is being replaced, (B) an amount equal to all Unpaid Drawings (if any) under each Tranche with respect to which the respective Replaced Lender is being replaced, in each case that have been funded by (and not reimbursed to) such Replaced Lender at such time, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche or Tranches, in the case of the replacement of less than all Tranches then held by the respective Replaced Lender) pursuant to Section 3.01, (x) in the case of the replacement of any Multicurrency Facility Revolving Loan Commitment, the respective Issuing Lender amounts equal to such Replaced Lender's Multicurrency Facility RL Percentage of any Unpaid Drawings pursuant to Letters of Credit issued pursuant to the respective Tranche evidenced by such Commitments (which at such time remain Unpaid Drawings) with respect to Letters of Credit issued by such Issuing Lender to the extent such amount was not theretofore funded by such Replaced Lender and (y) in the case of any replacement of Multicurrency Facility Revolving Loan Commitments, the Swingline Lender an amount equal to such Replaced Lender's pro rata share of any Mandatory Borrowing (determined in accordance with Sections 1.01(f), as appropriate, and 1.07), to the extent such amount was not theretofore funded by such Replaced Lender, without duplication; and

            (ii) all obligations of the Borrowers owing to the Replaced Lender in respect of each Tranche where such Replaced Lender is being replaced (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 13.17 and, if so requested by the Replacement Lender (when applicable), delivery to the Replacement Lender of the appropriate Note or Notes executed by the respective Borrower, (x) the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans or any Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender and (y) in the case of the replacement of any Multicurrency Facility Revolving Loan Commitment pursuant to this Section 1.13, the Multicurrency Facility RL Percentages of the Lenders shall be automatically adjusted at such time to give effect to such replacement. In connection with any replacement of Lenders pursuant to, and as contemplated by, this Section 1.13, the European Borrower hereby irrevocably authorizes the U.S. Borrower to take all necessary action, in the name of the European Borrower, as described above in this Section 1.13 in order to effect the replacement of the respective Lender or Lenders in accordance with the preceding provisions of this Section 1.13.

            1.14 Special Provisions Applicable to Lenders Upon the Occurrence of a Sharing Event. (a) On the date of the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Euro Denominated Loans and all Unpaid Drawings in respect of Letters of Credit issued for either Borrower's account owed in Euros, shall be automatically converted into Loans of the respective Tranche maintained in or Unpaid Drawings of the respective Tranche owing in, Dollars (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Loans or Unpaid Drawings on the date such Sharing Event first occurred, which Loans and Unpaid Drawings (i) shall continue to be owed by the U.S. Borrower or the European Borrower, as the case may be, (ii) shall at all times thereafter be deemed to be Base Rate Loans and (iii) shall be immediately due and payable on the date such Sharing Event has occurred) and (y) all principal, accrued and unpaid interest and other amounts owing with respect to such Euro Denominated Loans and Unpaid Drawings shall be immediately due and payable in Dollars, in the Dollar Equivalent of such principal, accrued and unpaid interest and other amounts. The occurrence of any conversion of Euro Denominated Loans or Unpaid Drawing to Base Rate Loans as provided above in this Section 1.14(a) shall be deemed to constitute, for purposes of Section 1.11, a prepayment of Loans before the last day of any Interest Period relating thereto.

            (b) On the date of the occurrence of any Sharing Event, (i) if any Swingline Loans are outstanding, a Mandatory Borrowing shall be made by the respective Multicurrency Facility Lenders in accordance with the provisions of
Section 1.01(f) and (ii) if there have been any Drawings pursuant to Letters of Credit which have not yet been reimbursed to the respective Issuing Lender pursuant to Section 2, the various L/C Participants in the respective Letters of Credit shall make payments to the Issuing Lender therefor in accordance with the requirements of Section 2.04. Each Lender which is required to make payments pursuant to the immediately preceding sentence shall be obligated to do so in accordance with the terms of this Agreement. For purposes of making calculations pursuant to the following provisions of this Section 1.14, such payments shall be deemed to have been made on the date of the occurrence of the Sharing Event, before making such calculations. Notwithstanding anything to the contrary contained in the immediately preceding sentence, any Lender which has failed, or fails, to make any payments required to be made by it as described in this clause (b) (and/or the other relevant Sections of this Agreement) shall remain obligated to make such payments, together with interest thereon, and shall be obligated to the Swingline Lender or the respective Issuing Lender, as the case may be, for any damages caused by its delay or failure in making any payments required to be made by it as described above.

            (c) In the event that upon the occurrence of a Sharing Event any Letter of Credit shall be outstanding and undrawn in whole or in part, each Multicurrency Facility RL Lender shall on the date of the occurrence of such Sharing Event, but before giving effect to the purchases and sales of participations on such date pursuant to Section 1.14(d), promptly pay over to the Administrative Agent, in immediately available funds in the currency in which such Letter of Credit is denominated, an amount equal to such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage of such undrawn face amount, together with interest thereon (denominated in the relevant currency) from the date of the Sharing Event to the date on which such amount shall be paid to the Administrative Agent at a rate per annum equal to that rate determined by the Administrative Agent in accordance with banking industry rules or practice on interbank compensation. The Administrative Agent shall establish a separate account or accounts for each Multicurrency Facility RL Lender in an amount equal to the amount received from such Lender pursuant to the preceding sentence. The Administrative Agent shall have sole dominion and control over each such account (each, a "Special Reserve Account"), and the amounts deposited in each Special Reserve Account shall be held in such Special Reserve Account until withdrawn as provided in clause (e), (f) or (g) below in this Section
1.14. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the Special Reserve Accounts. As amounts are drawn under outstanding Letters of Credit in respect of which amounts have been paid into the various Special Reserve Accounts pursuant to this Section 1.14(c), amounts shall be drawn ratably from the Special Reserve Accounts of the various Multicurrency Facility RL Lenders (in accordance with their Multicurrency Facility RL Percentages) to pay such amounts. The amounts paid to the Administrative Agent pursuant to this clause (c) shall be held as a reserve against the Letter of Credit Outstandings, shall not constitute Loans or extensions of credit to either Borrower and shall not give rise to any obligation on the part of either Borrower to pay interest to any Lender, it being agreed that the Borrowers' reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings or payments are made thereunder as provided in Section 2.04.

            (d) Upon the occurrence of a Sharing Event, but after giving effect to the actions required to be taken pursuant to preceding clause (a) through (c) (although any failure by any Lender to take the actions required of it pursuant to said clauses shall not prevent the actions required hereby, but the respective Lender shall continue to be obligated to perform its obligations as required above and the Administrative Agent shall be authorized to make any equitable adjustments as may be deemed necessary or desirable pursuant to following clause (h) of this Section 1.14), the Lenders shall purchase participations from other Lenders in the respective Tranches of Loans (including, in the case of the Total Multicurrency Facility Revolving Loan Commitment, participations in each outstanding Letter of Credit and each Unpaid Drawing) so that, after giving effect to such purchases, each Lender shall have the same credit exposure in each Tranche, at such time (including, (x) in the case of the Total Multicurrency Facility Revolving Loan Commitment, a participation in each outstanding Letter of Credit and each Unpaid Drawing and
(y) a participation in each Special Reserve Account established pursuant to
Section 1.14(c) and all amounts deposited therein from time to time or to be returned to the Lenders in accordance with the provisions of Section 1.14(f)), whether or not such Lender shall previously have participated therein, equal to such Lender's Exchange Percentage thereof. The foregoing actions shall be accomplished pursuant to this clause (d) through purchases and sales of participations in the various Tranches as required hereby, and at the request of the Administrative Agent each Lender hereby agrees to enter into customary participation agreements approved by the Administrative Agent to evidence same. All purchases and sales of participations pursuant to this Section 1.14(d) shall be made in Dollars. At the request of the Administrative Agent, each Lender which has sold participations in any of its Tranches and/or Special Reserve Accounts as provided above (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participation therein a participation certificate in the appropriate amount as determined in conjunction with the Administrative Agent. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

            (e) In the event that after the occurrence of a Sharing Event any drawing or payment shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the respective Issuing Lender, withdraw from the Special Reserve Account of each of the Lenders (in accordance with each Lender's Multicurrency Facility RL Percentage) any amounts, up to the amount of such drawing or payment, deposited in the respective Special Reserve Account and remaining on deposit and deliver such amounts to such Issuing Lender in satisfaction of the reimbursement obligations of the various Multicurrency Facility RL Lenders under Section 2.04(c) (but not of the applicable Borrower under Section 2.05(a)). In the event that any Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in Section 1.14(c), the respective Issuing Lender shall, in the event of a drawing or payment thereunder, have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under Section 2.04(c) but shall have no claim against any other Lender, notwithstanding the exchange of interests in the applicable Borrower's reimbursement obligations pursuant to Section 1.14(d). Each other Lender shall have a claim against such defaulting Lender for any damages sustained by it as a result of such default.

            (f) In the event that after the occurrence of a Sharing Event any Letter of Credit shall terminate or expire undrawn or unpaid upon, then, if and so long as the Administrative Agent determines (in its reasonable discretion) that adequate funds remain on deposit in the Special Reserve Accounts of the various Multicurrency Facility RL Lenders to fund (without giving effect to the purchases of participation pursuant to Section 1.14(d)) all remaining drawings or payments which could come due in respect of outstanding Letters of Credit, the Administrative Agent shall withdraw from the Special Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit (or in any case, such lesser amount as the Administrative Agent reasonably determines can be distributed without causing the amount on deposit from the various Multicurrency Facility RL Lenders to be less than the remaining exposure on outstanding Letters of Credit) and distribute such amount to such Lender, provided that, if such amount is not denominated in Dollars, the Administrative Agent shall distribute to each such Lender the Dollar Equivalent of such amount. All amounts received by any Lender pursuant to this clause (f) shall, to the extent it has sold participations therein in accordance with the requirements of Section 1.14(d), be distributed by it to the various participants therein in accordance with their participating interests.

            (g) Pending the withdrawal of any amounts from its Special Reserve Account as contemplated above in this Section 1.14, the Administrative Agent may, and shall, at the direction of the Required Lenders and subject to such rules as the Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalents.

            (h) All determinations by the Administrative Agent pursuant to this
Section 1.14 shall be made by it in accordance with the provisions herein and with the intent being to equitably share the credit risk for all Tranches hereunder in accordance with the provisions hereof. Absent manifest error, all determinations by the Administrative Agent hereunder shall be binding on the Borrowers and each of the Lenders. The Administrative Agent shall have no liability to either Borrower or Lender hereunder for any determinations made by it hereunder except to the extent resulting from the Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            (i) Upon, and after, the occurrence of a Sharing Event (i) no further Credit Events shall be made or occur, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Euro Denominated Loans (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such

Sharing Event) shall be payable in Dollars (taking the Dollar Equivalents of all such amounts on the date of the occurrence of the respective Sharing Event, with all calculations for periods after the Sharing Event being made as if the respective such Loan had originally been made in Dollars) and shall be distributed by the Administrative Agent for the account of the Lenders which made such Loans or are participating therein and (iii) all Multicurrency Facility Revolving Loan Commitments of all the Multicurrency Facility RL Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interests as required above in any extensions of credit upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

            (j) If any amount required to be paid by any Lender pursuant to this
Section 1.14 is not paid to the Administrative Agent on the date upon which the Sharing Event occurred, such Lender shall, in addition to such aforementioned amount, also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations, (ii) the daily average Federal Funds Rate, during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent and (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable under this
Section 1.14 shall be conclusive in the absence of manifest error. Amounts payable by any Lender pursuant to this Section 1.14 shall be paid to the Administrative Agent for the account of the relevant Lenders, provided that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such other Lender the amounts owing to such other Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

            (k) Whenever, at any time after the relevant Lenders have received from any other Lenders purchases of participations pursuant to this Section 1.14, the various Lenders receive any payment on account thereof, such Lenders will distribute to the Administrative Agent, for the account of the various Lenders participating therein, such Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received, provided, however, that in the event that such payment received by any Lenders is required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

            (l) Each Lender's obligation to purchase participating interests pursuant to this Section 1.14 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, either Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of either Borrower or any other Person, (iv) any breach of this Agreement by either Borrower, any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            (m) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, (i) the relevant Borrower shall pay to each Lender granting any participations as required above, for the account of the respective Lender which has purchased such participations, any increased costs and indemnities (including, without limitation, pursuant to Sections 1.11, 1.12, 2.06 and 4.04) to the same extent as if such Lender which has purchased such participations were the direct Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section 1.13, Section 13.04(a) or the penultimate sentence of
Section 13.04(b) and (ii) each Lender which has sold such participations shall be entitled to receive from the relevant Borrower indemnification from and against any and all taxes imposed as a result of the sale of the participations pursuant to this Section 1.14. Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 1.14, increased Taxes may be owing by it pursuant to Section 4.04, which Taxes shall be paid (to the extent provided in Section 4.04) by the respective Borrower or Borrowers, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 1.14.

            SECTION 2. Letters of Credit.

            2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, a Borrower may request an Issuing Lender, at any time and from time to time on and after the Initial Borrowing Date and prior to the fifth Business Day (or the 30th day in the case of Trade Letters of Credit) preceding the Revolving Loan Maturity Date, to issue, (x) for the account of the U.S. Borrower (in the case of requests made by it) or the account of the European Borrower (in the case of requests made by it) and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness of the respective Account Party or any of its or their Subsidiaries, irrevocable standby letters of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Indebtedness and (y) for the account of the respective Account Party and for the benefit of sellers of goods to the respective Account Party or any of its or their Subsidiaries in the ordinary course of business, irrevocable sight trade letters of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such trade letter of credit, a "Trade Letter of Credit", and each such Standby Letter of Credit and Trade Letter of Credit, a "Letter of Credit" and collectively, the "Letters of Credit"). All Letters of Credit shall be issued on a sight basis only. Each Letter of Credit shall be deemed to constitute a utilization of the Multicurrency Facility Revolving Loan Commitments and shall, subject to the provisions of Section 1.14 if a Sharing Event occurs, be participated in (as more fully described in following Section 2.04(a)) by the Multicurrency Facility RL Lenders in accordance with their respective Multicurrency Facility RL Percentages. All Letters of Credit shall be denominated in Dollars or Euros and shall be issued for the account of the U.S. Borrower or the European Borrower. Each Letter of Credit shall constitute either a U.S. Borrower Letter of Credit or a European Borrower Letter of Credit. Subject to any requirement to provide a Subsidiaries Guaranty pursuant to Section 8.12, the

European Borrower shall have no liability under this Agreement with respect to any U.S. Borrower Letter of Credit which may be issued to the U.S. Borrower.

            (b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender hereby agrees that it will, at any time and from time to time on and after the Initial Borrowing Date and prior to the fifth Business Day (or the 30th day in the case of Trade Letters of Credit) preceding the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the respective Account Party one or more Letters of Credit, (x) in the case of Trade Letters of Credit, in support of trade obligations of the respective Account Party or any of its or their Subsidiaries that arise in the ordinary course of business or (y) in the case of Standby Letters of Credit, in support of such L/C Supportable Indebtedness as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

            (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the date hereof and which such Issuing Lender in good faith deems material to it;

            (ii) such Issuing Lender shall have received written notice from either Borrower or the Required Lenders prior to the issuance of such Letter of Credit of the type described in clause (vi) of Section 2.01(c) or the last sentence of Section 2.03(b); or

            (iii) a Lender Default exists with respect to any Multicurrency Facility RL Lender, unless the Issuing Lender has entered into arrangements satisfactory to it and the respective Account Party to eliminate such Issuing Lender's risk with respect to the Lender which is the subject of the Lender Default, including by cash collateralizing (in Dollars or Euros, as appropriate) such Lender's Multicurrency Facility RL Percentage of the Letter of Credit Outstandings.

            (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed $40,000,000, (ii) no Letter of Credit shall be issued at any time when the Aggregate Multicurrency Facility RL Exposure exceeds (or would after giving effect to such issuance exceed) the Total Multicurrency Facility Revolving Loan Commitment at such time, (iii) (x) each Standby Letter of Credit shall by its terms terminate on or before the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond the fifth

Business Day preceding the Revolving Loan Maturity Date, on terms acceptable to the Issuing Lender thereof) and (y) each Trade Letter of Credit shall by its terms terminate on or before the date occurring not later than 180 days after such Trade Letter of Credit's date of issuance, (iv) (x) no Standby Letter of Credit shall have an expiry date occurring later than the fifth Business Day preceding the Revolving Loan Maturity Date and (y) no Trade Letter of Credit shall have an expiry date occurring later than 30 days prior to the Revolving Loan Maturity Date, (v) each Letter of Credit shall be denominated in Euros or Dollars and (vi) no Issuing Lender will issue any Letter of Credit after it has received written notice from either Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as such Issuing Lender shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Lenders.

            2.02 Minimum Stated Amount. The Stated Amount of each Letter of Credit upon issuance shall be not less than (x) in the case of a Dollar Denominated Letter of Credit, $250,000 and (y) in the case of a Euro Denominated Letter of Credit, (euro)250,000, or in each case such lesser amount as is reasonably acceptable to the respective Issuing Lender.

            2.03 Letter of Credit Requests. (a) Whenever an Account Party desires that a Letter of Credit be issued for its account, such Account Party shall give the Administrative Agent (at the appropriate Notice Office) and the respective Issuing Lender at least 3 days' (or such shorter period as is acceptable to such Issuing Lender in any given case) written notice (including by way of facsimile) prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit C (each, a "Letter of Credit Request"), including, without limitation, by specifying whether the requested Letter of Credit shall constitute a U.S. Borrower Letter of Credit or a European Borrower Letter of Credit and the Available Currency in which the requested Letter of Credit is to be denominated. Each Letter of Credit Request shall include any other documents as such Issuing Lender customarily requires in connection therewith.

            (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the U.S. Borrower or the European Borrower, as the case may be, that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in
Section 5 or 6, as the case may be, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Lender may issue the requested Letter of Credit for the account of the respective Account Party in accordance with such Issuing Lender's usual and customary practices.

            2.04 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Multicurrency Facility RL Lender (each such Lender with respect to any Letter of Credit, in its capacity under this Section 2.04, a "L/C Participant"), and each such L/C Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, in a percentage equal to such L/C Participant's Multicurrency Facility RL Percentage, in such

Letter of Credit, each Drawing made thereunder and the obligations of the respective Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Multicurrency Facility RL Lenders, as provided in Section 3.01(b) and the L/C Participants shall have no right to receive any portion of any Facing Fees with respect to any such Letters of Credit) and any security therefor or guaranty pertaining thereto. Upon any change in the Multicurrency Facility Revolving Loan Commitments and, as a result thereof the Multicurrency Facility RL Percentages, of the Multicurrency Facility RL Lenders pursuant to
Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings relating thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Multicurrency Facility RL Percentages of the Multicurrency Facility RL Lenders. With respect to each Letter of Credit from time to time outstanding, the percentage participations therein of the various Multicurrency Facility RL Lenders calculated as provided above in this Section 2.04(a) are herein called the "L/C Participation Percentages" of the various Multicurrency Facility RL Lenders in such Letters of Credit. All calculations of the L/C Participation Percentages shall be made from time to time by the Administrative Agent, which calculations shall be conclusive absent manifest error. Furthermore, upon the occurrence of a Sharing Event and as more fully set forth in Section 1.14, additional sub-participations may be required to be granted by the various Multicurrency Facility RL Lenders in their participations in outstanding Letters of Credit, in each case in accordance with, and subject to the provisions of, Section 1.14.

            (b) In determining whether to pay under any Letter of Credit, the respective Issuing Lender shall have no obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision), shall not create for such Issuing Lender any resulting liability to any Account Party or any Lender.

            (c) In the event that any Issuing Lender makes any payment or disbursement under any Letter of Credit issued by it and the respective Account Party shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.05(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each L/C Participant therein of such failure, and each L/C Participant therein shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Lender the amount of such L/C Participant's L/C Participation Percentage (as relates to the respective Letter of Credit) of the respective Unpaid Drawing (with the amount thereof and the currency in which same is owing to be calculated in accordance with the provisions of Section 2.05(a)) in Dollars (or, to the extent the respective Unpaid Drawing is, in accordance with Section 2.05(a), to be reimbursed by the respective Account Party in Euros, in Euros) and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any L/C Participant required to fund an Unpaid Drawing under a Letter of Credit, such L/C Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Issuing Lender, in Dollars (or in Euros to the extent the respective Unpaid Drawing is required to be paid by the respective Account Party in Euros pursuant to the provisions of Section 2.05(a)), such L/C Participant's L/C Participation Percentage (as relates to the respective Letter of Credit) of the amount of such payment on such Business Day in same day funds. If and to the extent that, for any reason, such L/C Participant shall not have made its L/C Participation Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Issuing Lender, such L/C Participant agrees to pay to the Administrative Agent for the account of such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from the date the respective Unpaid Drawing occurred until the date such amount is paid to the Administrative Agent for the account of such Issuing Lender at the overnight Federal Funds Rate (or, in the case of amounts owed in Euros, at the Overnight Euro Rate), provided that if any L/C Participant does not make available to the Administrative Agent any amounts required to be made available by it as described above within 2 Business Days after the respective L/C Participant has been notified by the Administrative Agent or the respective Issuing Lender to make such amounts available, then the respective L/C Participant shall pay interest on the amounts demanded of it at the same rates payable from time to time by the respective Account Party on the respective Unpaid Drawings pursuant to Section 2.05(a). The failure of any L/C Participant to make available to the Administrative Agent for the account of the respective Issuing Lender its relevant L/C Participation Percentage of any payment under any Letter of Credit issued by it shall not relieve any other L/C Participant in the respective Letter of Credit of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Lender its relevant L/C Participation Percentage of any such Letter of Credit on the date required, as specified above, but no L/C Participant shall be responsible for the failure of any other L/C Participant to make available to the Administrative Agent for the account of such Issuing Lender such other L/C Participant's relevant L/C Participation Percentage of any such payment.

            (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Issuing Lender any payments from the L/C Participants pursuant to clause (c) above, such Issuing Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay each L/C Participant which has paid its relevant L/C Participation Percentage thereof, in Dollars (or in Euros in the case of payments to be made in Euros pursuant to Section 2.05(a)) and in same day funds, an amount equal to such L/C Participant's share (based on the proportionate aggregate amount funded by such L/C Participant to the aggregate amount funded by all L/C Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

            (e) Each Issuing Lender shall, promptly after the issuance of, or amendment or modification to, a Standby Letter of Credit, give the Administrative Agent and the respective Account Party written notice of such issuance, amendment or modification, as the case may be, and such notice shall be accompanied by a copy of such Standby Letter of Credit, such amendment or such modification, as the case may be. Promptly upon receipt of such notice, the Administrative Agent shall notify each L/C Participant, in writing, of such issuance, amendment or modification and if any L/C Participant shall so request, the Administrative Agent shall furnish said L/C Participant with a copy of such Standby Letter of Credit, such amendment or such modification, as the case may be.

            (f) Each Issuing Lender shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Stated Amount available to be drawn under the outstanding Trade Letters of Credit issued by such Issuing Lender for the previous week.

            (g) The obligations of the L/C Participants to make payments to the Administrative Agent for the account of the respective Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the Credit Documents;

            (ii) the existence of any claim, setoff, defense or other right which any Credit Party or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Lender, any Issuing Lender, any L/C Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Credit Party or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

            (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

            (v) the occurrence of any Default or Event of Default;

provided that the L/C Participants shall not be obligated to reimburse such Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of deliberate acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision). Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit shall not create for such Issuing Lender any resulting liability to the L/C Participants or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            2.05 Agreement to Repay Letter of Credit Drawings. (a) The U.S. Borrower hereby agrees (in the case of U.S. Borrower Letters of Credit), and the European Borrower hereby agrees (in the case of European Borrower Letters of Credit), to reimburse the respective Issuing Lender, by making payment in Dollars (in the case of all Dollar Denominated Letters of Credit or, after a Sharing Event, all Letters of Credit) or Euros (in the case of Euro Denominated

Letters of Credit at any time prior to a Sharing Event) to the Administrative Agent in immediately available funds at the Payment Office (or by making the payment directly to such Issuing Lender at such location as may otherwise have been agreed upon by the respective Account Party and such Issuing Lender), for any payment or disbursement (in the case of any such payment or disbursement under any Euro Denominated Letter of Credit which is unpaid on the date of the occurrence of a Sharing Event, or which payments or disbursements are made thereafter, taking the Dollar Equivalent of the amount of the respective payment or disbursement made in Euros as such Dollar Equivalent is determined on the first date upon which the respective Sharing Event occurs or, if later, the date upon which the respective payment or disbursement is made) made by such Issuing Lender under any Letter of Credit issued by it (each such amount so paid until reimbursed, an "Unpaid Drawing"), not later than the third Business Day after the Administrative Agent or the Issuing Lender notifies the respective Borrower of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 1:00 P.M. (New York time), on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender is reimbursed by the U.S. Borrower or the European Borrower, as the case may be, therefor at a rate per annum which shall be (x) in the case of Dollar Denominated Letters of Credit and other amounts owing in Dollars after the occurrence of a Sharing Event, the Base Rate in effect from time to time plus the Applicable Margin for Multicurrency Facility Revolving Loans maintained as Base Rate Loans, as in effect from time to time and (y) in the case of Euro Denominated Letters of Credit for periods occurring prior to the occurrence of a Sharing Event, the Overnight Euro Rate in effect from time to time plus the Applicable Margin for Euro Denominated Revolving Loans as in effect from time to time plus any Mandatory Costs, provided, however, to the extent such amounts are not reimbursed prior to 1:00 P.M. (New York time) on the third Business Day following notice to the respective Account Party by the Administrative Agent or the respective Issuing Lender of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the respective Account Party) at a rate per annum which shall be (x) in the case of Dollar Denominated Letters of Credit and other amounts owing in Dollars after the occurrence of a Sharing Event, the Base Rate in effect from time to time plus the Applicable Margin for Multicurrency Facility Revolving Loans maintained as Base Rate Loans, as in effect from time to time plus 2% and (y) in the case of Euro Denominated Letters of Credit for periods occurring prior to the occurrence of a Sharing Event, the Overnight Euro Rate in effect from time to time plus the Applicable Margin for Euro Denominated Revolving Loans as in effect from time to time plus any Mandatory Costs plus 2%, in each such case, with interest to be payable on demand, provided further, that it is understood and agreed, however, that the notices referred to above in this clause (a) and in the immediately preceding proviso shall not be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing (in which case the Unpaid Drawings shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by each Credit Party) and shall bear interest at the rate provided in the foregoing proviso on and after the third Business Day following the respective Drawing). The respective Issuing Lender shall give the respective Account Party prompt notice of each Drawing under any Letter of Credit, provided that the failure to give, or any delay in giving, any such notice shall in no way affect, impair or diminish the respective Account Party's obligations under this Agreement.

            (b) The obligations of the U.S. Borrower (with respect to U.S. Borrower Letters of Credit) and the obligations of the European Borrower (with respect to European Borrower Letters of Credit) under this Section 2.05 to reimburse the respective Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the respective Account Party may have or have had against any Lender (including in its capacity as Issuing Lender or as L/C Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each, a "Drawing") to conform to the terms of such Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender's only obligation to the respective Account Party being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with requirements of such Letter of Credit; provided, however, that no Account Party shall be obligated to reimburse any Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of deliberate acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision). Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit shall not create for such Issuing Lender any resulting liability to any Account Party unless such action is taken or admitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            2.06 Increased Costs. If after the Effective Date, any Issuing Lender or any L/C Participant determines in good faith that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation, order, guideline or request or any change therein, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any L/C Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Issuing Lender or such L/C Participant's participation therein, or (ii) impose on any Issuing Lender or any L/C Participant any other conditions directly or indirectly affecting this Agreement, any Letter of Credit or such L/C Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Issuing Lender or such L/C Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Issuing Lender or such L/C Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon written demand to the U.S. Borrower or the European Borrower, as the case may be, by such Issuing Lender or such L/C Participant (a copy of which notice shall be sent by such Issuing Lender or such L/C Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this Section 2.06, the U.S. Borrower or the European Borrower, as the case may be, shall, subject to the provisions of Section 13.23, pay to such Issuing Lender or such L/C Participant the amount necessary to cover such increased cost or reduction. A certificate submitted to the relevant Borrower by such Issuing Lender or such L/C Participant, as the case may be (a copy of which certificate shall be sent by such Issuing Lender or such L/C Participant to the Administrative

Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate such Issuing Lender or such L/C Participant as aforesaid shall be final and conclusive and binding on such Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish such Borrower's obligations to pay additional amounts pursuant to this Section 2.06 upon subsequent receipt of such certificate.

            SECTION 3. Fees; Commitments.

            3.01 Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Multicurrency Facility Revolving Loan Commitment a commitment commission, in Dollars, for the period from the Effective Date to but excluding the Revolving Loan Maturity Date (or such earlier date as the Total Multicurrency Facility Revolving Loan Commitment shall have been terminated), computed at a rate equal to the Applicable Multicurrency Facility Commitment Fee Percentage per annum on the daily average Unutilized Multicurrency Facility Revolving Loan Commitment of such Non-Defaulting Lender as in effect from time to time (with the commitment commission payable as described in this clause (a) being herein referred to as "RL Commitment Commission"). Accrued RL Commitment Commission shall be due and payable, in Dollars, quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Multicurrency Facility Revolving Loan Commitment is terminated.

            (b) (x) The U.S. Borrower agrees to pay to the Administrative Agent for distribution to each Multicurrency Facility RL Lender (based on their respective L/C Participation Percentages as from time to time in effect) in Dollars, a fee in respect of each U.S. Borrower Letter of Credit issued hereunder and (y) the European Borrower agrees to pay to the Administrative Agent for distribution to each Multicurrency Facility RL Lender (based on their respective L/C Participation Percentages as from time to time in effect) in Dollars, a fee in respect of each European Borrower Letter of Credit issued hereunder (with all fees payable as described in this clause (b) being herein referred to as "Letter of Credit Fees"), in each case, for the period from and including the date of issuance of such Letter of Credit through the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin for Multicurrency Facility Revolving Loans maintained as Euro Rate Loans, as in effect from time to time, on the Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and, in the case of Letter of Credit Fees owing pursuant to preceding clause (x), on the first day on or after the termination of the Total Multicurrency Facility Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

            (c) Each Account Party agrees to pay to the respective Issuing Lender, for its own account, in Dollars, a facing fee in respect of each Letter of Credit issued to it hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination or expiration of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit, provided that in no event shall the annual Facing Fee with respect to any Letter of Credit be less than the Minimum Applicable Facing Fee; it being agreed that
(i) on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if the Minimum Applicable Facing Fee will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full Minimum Applicable Facing Fee shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit and (ii) if on the date of the termination of any Letter of Credit, the Minimum Applicable Facing Fee actually exceeds the amount of Facing Fees paid or payable with respect to such Letter of Credit for the period beginning on the date of the issuance thereof (or, if the respective Letter of Credit has been outstanding for more than one year, the date of the last anniversary of the issuance thereof occurring prior to the termination of such Letter of Credit) and ending on the date of the termination thereof, an amount equal to such excess shall be paid as additional Facing Fees with respect to such Letter of Credit on the next date upon which Facing Fees are payable in accordance with the immediately succeeding sentence. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Multicurrency Facility Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

            (d) The respective Account Party agrees to pay to the respective Issuing Lender, in Dollars, for its own account, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which such Issuing Lender is customarily charging for issuances of, payments under or amendments of, Letters of Credit issued by it.

            (e) All voluntary prepayments of principal of U.S. Borrower Term Loans or European Borrower Term Loans (other than any such voluntary prepayments made with (x) internally generated funds or (y) the Net Sales Proceeds retained by either Borrower pursuant to Section 4.02(c)), all mandatory prepayments of principal of U.S. Borrower Term Loans and European Borrower Term Loans required pursuant to Section 4.02(c) in connection with the sale of all or substantially all of the assets of the U.S. Borrower and its Subsidiaries or of the European Borrower and its Subsidiaries, all mandatory prepayments of principal of U.S. Borrower Term Loans and European Borrower Term Loans required pursuant to
Section 4.02(d) (except as expressly otherwise provided in the last proviso thereto) and all mandatory prepayments of principal of U.S. Borrower Term Loans and European Borrower Term Loans required pursuant to Section 4.02(g)(iii), in each case prior to the first anniversary of the Initial Borrowing Date, will be subject to payment to the Administrative Agent, for the ratable account of each Lender with outstanding U.S. Borrower Term Loans and/or European Borrower Term Loans, of a fee (payable in U.S. Dollars) in an amount equal to 1.0% of the aggregate principal amount (taking the Dollar Equivalent of any amounts denominated in Euros) of such prepayment. Such prepayment fees shall be due and payable upon the date of any such prepayment.

            (f) Each Borrower agrees to pay to each Agent, for its own account, such other fees as have been agreed to in writing by such Borrower and the Administrative Agent.

            (g) All computations of Fees shall be made in accordance with
Section 13.07(b).

            3.02 Voluntary Termination or Reduction of Multicurrency Facility Revolving Loan Commitments and Adjustments of Multicurrency Facility Revolving Loan Commitments. (a) Upon at least three Business Days' prior notice from an Authorized Officer of the U.S. Borrower to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the U.S. Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Multicurrency Facility Revolving Loan Commitment at such time, in whole or in part, in aggregate minimum amounts of at least $1,000,000 in the case of partial reductions, provided that no such reduction shall be permitted to be made pursuant to this Section 3.02(a) if the effect thereof is to cause the Aggregate Multicurrency Facility RL Exposure to exceed the Total Multicurrency Facility Revolving Loan Commitment after giving effect to the reduction thereto pursuant to this Section 3.02(a). Each reduction to the Total Multicurrency Facility Revolving Loan Commitment pursuant to this Section 3.02(a) shall apply to proportionately and permanently reduce the Multicurrency Facility Revolving Loan Commitment of each Multicurrency Facility RL Lender (based on their respective Multicurrency Facility RL Percentages).

            (b) In the event of certain refusals by a Lender as provided in
Section 4.01 or 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the U.S. Borrower may, subject to the applicable requirements of said Sections 4.01 and/or 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate the Multicurrency Facility Revolving Loan Commitment, if any, of such Lender, so long as (x) all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender (excluding amounts owing in respect of Loans of any Tranche maintained by such Lender which are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts) and (y) after giving effect to such termination (and the adjustments to the Multicurrency Facility RL Percentages and/or related L/C Participation Percentages of the remaining Lenders as contemplated below), the Individual Multicurrency Facility RL Exposure of any remaining Lender shall not exceed its Multicurrency Facility Revolving Loan Commitment. After giving effect to the termination of the Commitments of any Lender pursuant to the provisions of this Section 3.02(b), unless the respective Lender continues to have outstanding Term Loans or other Commitments (if any) hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender. In cases where the Multicurrency Facility Revolving Loan Commitment of any Lender is terminated pursuant to this Section 3.02(b), except in cases where the respective Commitments are replaced in full, after giving effect to the termination of any such Commitments of a given Lender pursuant to this Section 3.02(b), there shall occur automatic adjustments (as determined by the Administrative Agent) in the Multicurrency Facility RL Percentages (and as a result thereof in the related L/C Participation Percentages) of the remaining Multicurrency Facility RL Lenders.

            (c) In connection with any reduction or termination of the Total Unutilized Multicurrency Revolving Loan Commitment and/or the Multicurrency Facility Revolving Loan

Commitment of any Lender pursuant to this Section 3.02 and Section 3.03, as the case may be, the European Borrower hereby irrevocably authorizes the U.S. Borrower to take all necessary action, in the name of the European Borrower as described in this Section 3.02 or Section 3.03 in order to effect the reduction or termination of the Total Unutilized Multicurrency Facility Revolving Loan Commitment and/or the Multicurrency Facility Revolving Loan Commitment of such Lender in accordance with the provisions of this Section 3.02 or Section 3.03, as the case may be.

            3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the U.S. Borrower Term Loan Commitment, the European Borrower Dollar Term Loan Commitment, the European Borrower Euro Term Loan Commitment and the Multicurrency Facility Revolving Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on May 15, 2004 unless the Initial Borrowing Date has occurred on or before such date.

            (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total U.S. Borrower Term Loan Commitment (and the U.S. Borrower Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of U.S. Borrower Term Loans on such date).

            (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total European Borrower Dollar Term Loan Commitment (and the European Borrower Dollar Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of European Borrower Dollar Term Loans on such date).

            (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total European Borrower Euro Term Loan Commitment (and the European Borrower Euro Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of European Borrower Euro Term Loans on such date).

            (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Multicurrency Facility Revolving Loan Commitment (and the Multicurrency Facility Revolving Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the earlier to occur of (i) the Revolving Loan Maturity Date and (ii) unless the Required Lenders shall otherwise consent in writing in their sole discretion, a Change of Control.

            (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Multicurrency Facility Revolving Loan Commitment shall be permanently reduced from time to time to the extent required by Section 4.02.

            (g) Each reduction to the Total U.S. Borrower Term Loan Commitment, the Total European Borrower Dollar Term Loan Commitment, the Total European Borrower Euro Term Loan Commitment and the Total Multicurrency Facility Revolving Loan Commitment pursuant to this Section 3.03 as provided above (or pursuant to Section 4.02) shall be applied proportionately to reduce the U.S. Borrower Term Loan Commitment, the European Borrower Dollar Term Loan Commitment, the European Borrower Euro Term Loan Commitment or the Multicurrency Facility Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

            SECTION 4. Prepayments; Repayments; Taxes.

            4.01 Voluntary Prepayments. Each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty except as otherwise provided in this Agreement, and the right to allocate such prepayments to Term Loans, Multicurrency Facility Revolving Loans and/or Swingline Loans as such Borrower elects, in whole or in part, at any time and from time to time on, and subject to, the following terms and conditions:

            (i) an Authorized Officer of such Borrower shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are U.S. Borrower Term Loans, European Borrower Dollar Term Loans, European Borrower Euro Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, European Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Swingline Loans and/or European Borrower Swingline Loans, the amount and currency (or currencies) of the Loans to be prepaid, the Types of Loans to be repaid and, in the case of Euro Rate Loans (other than Swingline Loans), the specific Borrowing or Borrowings pursuant to which made, which notice shall be given by the Authorized Officer of such Borrower (x) prior to 2:00 P.M. (New York time) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Base Rate Loans, (y) the date of such prepayment in the case of Swingline Loans, provided such notice is given prior to 10:00 A.M. (New York time) and (z) prior to 10:00 A.M. (New York time) at least three Business Days prior to the date of such prepayment in the case of Euro Rate Loans (other than Euro Denominated Swingline Loans) and shall, except in the case of Swingline Loans, be promptly transmitted by the Administrative Agent to each of the Lenders;

            (ii) each partial prepayment applied to any Tranche of Loans shall be in an aggregate principal amount of at least $1,000,000 (taking the Dollar Equivalent of any amounts to be prepaid in Euros) (or the applicable Minimum Borrowing Amount in the case of Swingline Loans), provided that (x) if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans beyond the Interest Period applicable thereto and any election of an Interest Period with respect thereto given by such Borrower shall have no force or effect and (y) in the case of partial prepayments of any Borrowing of Euro Rate Loans (other than Euro Denominated Swingline Loans) denominated in currencies other than Dollars, such Borrower shall use reasonable efforts to allocate such prepayments in a manner so that Borrowings do not remain outstanding in amounts less than the Minimum Borrowing Amount applicable thereto (and, to the extent such Borrowings would remain outstanding in amounts which are less than the Minimum Borrowing Amount applicable thereto, in the case of Multicurrency Facility Revolving Loans, such Borrower shall repay any Borrowings which are less than the Minimum Borrowing Amount applicable thereto at the end of the then current Interest Period);

            (iii) at the time of any prepayment of Euro Rate Loans (other than Euro Denominated Swingline Loans) pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, such Borrower shall pay the amounts required pursuant to Section 1.11;

            (iv) except as provided in clause (vi) below, each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans made pursuant to such Borrowing, provided, that at such Borrower's election in connection with any prepayment of Multicurrency Facility Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to the prepayment of the respective Multicurrency Facility Revolving Loans of a Defaulting Lender;

            (v) (A) each prepayment of principal of any Term Loans pursuant to this Section 4.01 shall be applied pro rata (based on the TL Repayment Percentages of the various Tranches of Term Loans) to the prepayment of each Tranche of then outstanding Term Loans, provided that (I)(x) at the election of the U.S. Borrower, any prepayment of principal of outstanding Term Loans by the U.S. Borrower pursuant to this Section 4.01 shall be applied, (i) first, to repay U.S. Borrower Term Loans, and (ii) second, to the extent no U.S. Borrower Term Loans are then outstanding, to repay European Borrower Dollar Term Loans and European Borrower Euro Term Loans on a pro rata basis (taking the Dollar Equivalent of any amounts denominated in Euros) and (y) at the election of the European Borrower, any prepayment of principal of outstanding Term Loans by the European Borrower pursuant to this Section 4.01 shall be applied, (i) first, to repay European Borrower Euro Term Loans and European Borrower Dollar Term Loans on a pro rata basis (taking the Dollar Equivalent of any amounts denominated in Euros), and (ii) second, to the extent no European Borrower Term Loans are then outstanding, to repay U.S. Borrower Term Loans, and
      (II) at the election of the respective Borrower, (x) any prepayment of principal of outstanding U.S. Borrower Term Loans may, in lieu of the applications otherwise provided herein, be applied to pay, in direct order of maturity, Scheduled Repayments of U.S. Borrower Term Loans which will be due within 12 months after the date of the respective voluntary prepayment pursuant to this Section 4.01 and (y) any prepayment of principal of outstanding European Borrower Term Loans may, in lieu of the applications otherwise provided herein, be applied to pay in direct order of maturity, Scheduled Repayments of European Borrower Term Loans which will be due within 12 months after the date of the respective voluntary prepayment pursuant to this Section 4.01 (which payments shall, in direct order, apply to repay in full all Scheduled Repayments of all European Borrower Term Loans due on any Scheduled Repayment Date with respect to which any principal of European Borrower Term Loans is being prepaid or, if the prepayment is insufficient to make such prepayments in full, pro rata to the European Borrower Term Loans based on the relative amounts (taking the Dollar Equivalent of amounts expressed in Euros) of the Scheduled Repayments which will be due on the respective Scheduled Repayment Date), and in each case with any excess amount of any such prepayment to be applied as provided in the immediately succeeding subclause (B), and (B) each prepayment of principal of U.S. Borrower Term Loans, European Borrower Dollar Term Loans and European Borrower Euro Term Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans, pro rata based on the relative amounts of each then remaining Scheduled Repayment applicable to the respective Tranche of Loans, provided that voluntary repayments of principal of U.S. Borrower Term Loans, European Borrower Dollar Term Loans and European Borrower Euro Term Loans made pursuant to subclause (II) to the proviso to preceding clause (A) shall instead be applied to reduce the Scheduled Repayments of the respective Tranche in direct order of maturity;

            (vi) in the event of certain refusals by a Lender as provided in
      Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, such Borrower may, upon five Business Days' written notice by an Authorized Officer of such Borrower to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), repay all Loans and pay all accrued and unpaid interest, Fees, and other amounts, in each case owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with, and subject to the requirements of, said Section 13.12(b) so long as (A) in the case of the repayment of Multicurrency Facility Revolving Loans of any Lender pursuant to this clause (vi), the Multicurrency Facility Revolving Loan Commitment of such Lender is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Multicurrency Facility Revolving Loan Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (vi) have been obtained; and

            (vii) each prepayment of Term Loans pursuant to this Section 4.01 (other than any such prepayment made with (x) internally generated funds or (y) the Net Sales Proceeds retained by either Borrower pursuant to
      Section 4.02(c)) made prior to the first anniversary of the Initial Borrowing Date shall be subject to the payment of the fee described in
      Section 3.01(e).

            4.02 Mandatory Repayments and Commitment Reductions. (a) If on any date the Aggregate Multicurrency Facility RL Exposure exceeds the Total Multicurrency Facility Revolving Loan Commitment as then in effect, the U.S. Borrower shall prepay on such date the principal of outstanding U.S. Borrower Multicurrency Facility Revolving Loans and/or U.S. Borrower Swingline Loans, and/or the European Borrower shall prepay on such date the principal of outstanding European Borrower Multicurrency Facility Revolving Loans and/or European Borrower Swingline Loans, in an amount (in the case of payments made with respect to Euro Denominated Loans, taking the Dollar Equivalent of the amounts paid in Euros in which payments on such Loans are owing) equal to such excess (with such repayment of Multicurrency Facility Revolving Loans and Swingline Loans to be allocated among U.S. Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Swingline Loans, European Borrower Multicurrency Facility Revolving Loans and European Borrower Swingline Loans as the Borrowers may elect). If, after giving effect to the prepayment of all outstanding Swingline

Loans and Multicurrency Facility Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Multicurrency Facility Revolving Loan Commitment as then in effect, the U.S. Borrower agrees (as to U.S. Borrower Letters of Credit), and the European Borrower agrees (as to European Borrower Letters of Credit), to pay to the Administrative Agent at the Payment Office on such date an amount of cash or Cash Equivalents (in Dollars or in the respective currencies in which the Letter of Credit Outstandings are denominated) equal to the amount of such excess (up to a maximum amount equal to (x) in the case of the U.S. Borrower, the Letter of Credit Outstandings with respect to U.S. Borrower Letters of Credit at such time and (y) in the case of the European Borrower, the Letter of Credit Outstandings with respect to European Borrower Letters of Credit at such time), such cash or Cash Equivalents to be held as security for all obligations of the U.S. Borrower or the European Borrower, as the case may be, hereunder in a cash collateral account to be established by the Administrative Agent.

            (b) (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the U.S. Borrower shall be required to repay that principal amount of U.S. Borrower Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a "U.S. Borrower Term Loan Scheduled Repayment"):

U.S. Borrower Term Loan
Scheduled Repayment Date                                 Amount
------------------------                              ------------
September 30, 2005                                    $ 2,156,250
December 31, 2005                                     $ 2,156,250
March 31, 2006                                        $ 2,156,250

June 30, 2006                                         $ 2,156,250
September 30, 2006                                    $ 4,312,500
December 31, 2006                                     $ 4,312,500
March 31, 2007                                        $ 4,312,500

June 30, 2007                                         $ 4,312,500
September 30, 2007                                    $ 4,312,500
December 31, 2007                                     $ 4,312,500
March 31, 2008                                        $ 4,312,500

June 30, 2008                                         $ 4,312,500
September 30, 2008                                    $ 6,468,750
December 31, 2008                                     $ 6,468,750
March 31, 2009                                        $ 6,468,750

June 30, 2009                                         $ 6,468,750
September 30, 2009                                    $ 6,468,750
December 31, 2009                                     $48,515,625

Term Loan Maturity Date                               $48,515,625

            (ii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the European Borrower shall be required to repay that principal amount of European Borrower Dollar Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a "European Borrower Dollar Term Loan Scheduled Repayment"):

European Borrower Dollar Term Loan
    Scheduled Repayment Date                            Amount
-----------------------------------                  -----------
September 30, 2005                                   $ 2,156,250
December 31, 2005                                    $ 2,156,250
March 31, 2006                                       $ 2,156,250

June 30, 2006                                        $ 2,156,250
September 30, 2006                                   $ 4,312,500
December 31, 2006                                    $ 4,312,500
March 31, 2007                                       $ 4,312,500

June 30, 2007                                        $ 4,312,500
September 30, 2007                                   $ 4,312,500
December 31, 2007                                    $ 4,312,500
March 31, 2008                                       $ 4,312,500

June 30, 2008                                        $ 4,312,500
September 30, 2008                                   $ 6,468,750
December 31, 2008                                    $ 6,468,750
March 31, 2009                                       $ 6,468,750

June 30, 2009                                        $ 6,468,750
September 30, 2009                                   $ 6,468,750
December 31, 2009                                    $48,515,625

Term Loan Maturity Date                              $48,515,625

            (iii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the European Borrower shall be required to repay that principal amount of European Borrower Euro Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a "European Borrower Euro Term Loan Scheduled Repayment"):

European Borrower Euro Term Loan
    Scheduled Repayment Date                         Amount
--------------------------------                ----------------
September 30, 2005                              (euro) 1,625,000
December 31, 2005                               (euro) 1,625,000
March 31, 2006                                  (euro) 1,625,000

June 30, 2006                                   (euro) 1,625,000
September 30, 2006                              (euro) 3,250,000
December 31, 2006                               (euro) 3,250,000
March 31, 2007                                  (euro) 3,250,000

June 30, 2007                                   (euro) 3,250,000
September 30, 2007                              (euro) 3,250,000
December 31, 2007                               (euro) 3,250,000
March 31, 2008                                  (euro) 3,250,000

June 30, 2008                                   (euro) 3,250,000
September 30, 2008                              (euro) 4,875,000
December 31, 2008                               (euro) 4,875,000
March 31, 2009                                  (euro) 4,875,000

June 30, 2009                                   (euro) 4,875,000
September 30, 2009                              (euro) 4,875,000
December 31, 2009                               (euro)36,562,500

Term Loan Maturity Date                         (euro)36,562,500

            (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date upon which the U.S. Borrower or any of its Subsidiaries receives Net Sale Proceeds from any Asset Sale (excluding any Asset Sale pursuant to clauses
(xvii) and/or (xviii) of Section 9.02), an amount equal to 100% of the Net Sale Proceeds from such Asset Sale shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and
(i); provided that (x) no mandatory repayment or commitment reduction shall be required pursuant to this Section 4.02(c) with respect to an aggregate amount not to exceed $30,000,000 of Net Sale Proceeds received by the U.S. Borrower or any of its Subsidiaries from the Asset Sales listed in Part B of Schedule XVII hereto (including any such Net Sale Proceeds from such Asset Sales held in escrow for the account of the U.S. Borrower or any of its Subsidiaries on or prior to the Initial Borrowing Date) and (y) with respect to up to 50% of the aggregate Net Sale Proceeds received by the U.S. Borrower and its Subsidiaries after the Initial Borrowing Date from Asset Sales which would otherwise be required to be applied as provided in this Section 4.02(c) (after giving effect to the parenthetical contained above and to clause (x) of this proviso) (it being understood and agreed that at no time after the Initial Borrowing Date may greater than 50% of the aggregate of such Net Sale Proceeds of all Asset Sales theretofore effected after the Initial

Borrowing Date be excluded pursuant to this proviso), such Net Sale Proceeds (or the relevant portion thereof) shall not give rise to a mandatory repayment and/or commitment reduction on such date as otherwise required above until such time as $50,000,000 in the aggregate of Net Sale Proceeds shall have been retained by the U.S. Borrower and its Subsidiaries (at which time this proviso shall no longer apply), so long as no Default and no Event of Default exists at the time such Net Sale Proceeds are received and an Authorized Officer of the U.S. Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be used (or contractually committed to be used) for Capital Expenditures used or to be used in a Permitted Business within 360 days following the date of receipt of such Net Sale Proceeds from such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended); provided, further, that (A) at no time may the certification described in clause (y) of the preceding proviso be given for more than (x) 50% of aggregate Net Sale Proceeds received by the U.S. Borrower from all Asset Sales (excluding Asset Sales pursuant to clauses (xvii) and/or (xviii) of Section 9.02, and excluding Net Sale Proceeds excluded from application pursuant to this Section 4.02(c) pursuant to clause (x) of the immediately preceding proviso) effected after the Initial Borrowing Date or, if less, (y) $50,000,000 and (B) (I) if all or any portion of such Net Sale Proceeds are not so used within such 360-day period (or contractually committed within such period to be used), such remaining portion shall be applied on the last day of such period as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso) and (II) if all or any portion of such Net Sale Proceeds are not required to be applied on the last day of such 360-day period referred to in clause (I) of this proviso because such amount is contractually committed within such period to be used and then either
(A) subsequent to such date such contract is terminated or expires without such portion being so used or (B) such contractually committed portion is not so used within six months after the last day of such 360-day period referred to in clause (I) of this proviso, such remaining portion, in the case of either of the preceding clauses (A) or (B), shall be applied as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso). Notwithstanding the foregoing provisions of this Section 4.02(c), if the amount required to be applied as a mandatory repayment and/or commitment reduction on any date is less than $5,000,000, and so long as no Default or Event of Default shall have occurred and be continuing, the Borrowers may defer any mandatory repayments and/or commitment reduction required pursuant to this Section 4.02(c) until the first date on which the aggregate Net Sale Proceeds from all Asset Sales required to be applied pursuant to this Section 4.02(c) equals or exceeds $5,000,000 (at which time all theretofore unapplied amounts shall be required to be applied). Mandatory repayments of Term Loans required to be made pursuant to this clause (c) in connection with a sale of all or substantially all of the assets of the U.S. Borrower and its Subsidiaries or the European Borrower and its Subsidiaries prior to the first anniversary of the Initial Borrowing Date shall be subject to the payment of the fee described in Section 3.01(e).

            (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which the U.S. Borrower or any of its Subsidiaries receives any cash proceeds from (i) any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 9.04 as in effect on the Effective
Date), (ii) any issuance of Equity Interests by the U.S. Borrower (excluding (x) proceeds received from the sale or issuance by the U.S. Borrower of shares of its common stock (including as a result of the exercise of options or warrants with regard thereto) or options or warrants to purchase shares of its common stock, to any employee, officer or director of the U.S. Borrower or any its subsidiaries in an aggregate amount (for all such sales and issuances) not to exceed $1,000,000 in any Fiscal Year of the U.S. Borrower and (y) proceeds received from the sale or issuance by the U.S. Borrower of shares of its common stock which are used concurrently with such issuance as consideration for a Permitted Acquisition) or (iii) any issuance of capital stock or other Equity Interests by, or cash capital contributions to, any Subsidiary of the U.S. Borrower (other than (x) issuances of Equity Interests to the U.S. Borrower or any other Subsidiary of the U.S. Borrower by any Subsidiary of the U.S. Borrower, and (y) cash capital contributions to any Subsidiary of the U.S. Borrower by the U.S. Borrower or any Subsidiary of the U.S. Borrower), an amount equal to 100% of the Net Cash Proceeds of the respective incurrence of Indebtedness, issuance of Equity Interests or cash capital contribution shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i); provided that any Net Cash Proceeds received by the U.S. Borrower from the exercise of Plan Warrants, the aggregate amount of which does not exceed $1,000,000 in any Fiscal Year of the U.S. Borrower, shall not be required to be applied as a mandatory repayment (and/or commitment reduction, as the case may be) pursuant to this Section 4.02(d); and provided further, that on each date on which the U.S. Borrower receives Net Cash Proceeds from the exercise of Plan Warrants in excess of $1,000,000 during any Fiscal Year of the U.S. Borrower, so long as (x) no Default or Event of Default is then in existence and (y) the Leverage Ratio then in effect is less than 2.25:1.00 (determined after giving effect to any payment required on such date pursuant to this Section 4.02(d) after giving effect to this proviso), then only 50% of such Net Cash Proceeds shall be required to be applied as a mandatory repayment (and/or commitment reduction, as the case may be) pursuant to this Section 4.02(d). Mandatory repayments of Term Loans required pursuant to this Section 4.02(d) prior to the first anniversary of the Initial Borrowing Date shall be subject to the payment of the fee described in Section 3.01(e); provided that such mandatory repayments, to the extent made with Net Cash Proceeds received by the U.S. Borrower from the exercise of Plan Warrants, shall not be subject to the payment of the fee described in Section 3.01(e).

            (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date on or after the Effective Date on which the U.S. Borrower or any of its Subsidiaries receives any proceeds from any Recovery Event (other than proceeds from Recovery Events in an amount less than $1,000,000 per Recovery Event), an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs (including, without limitation, legal costs and expenses) and taxes incurred in connection with such Recovery Event and the amount of such proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets subject to such Recovery Event) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and
(i); provided that so long as no Default and no Event of Default then exists and such proceeds do not exceed $5,000,000, such proceeds shall not be required to be so applied on such date to the extent that an Authorized Officer of the U.S. Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used (or contractually committed to be used) within 360 days following the date of receipt of such proceeds from such Recovery Event to replace or restore any properties or assets in respect of which such proceeds were paid (which certificate shall set forth the estimates of the proceeds to be so expended), and provided, further, that (I) if all or any portion of such proceeds are not so used (or contractually committed to be used) within such 360-day period, such remaining portion shall be applied as a mandatory repayment and/or commitment reduction as provided above (without giving effect to the immediately preceding proviso) and
(II) if all or any portion of such proceeds are not required to be applied on the last day of such 360-day period referred to in clause (I) of this proviso because such amount is contractually committed to be used and then either (A) subsequent to such date such contract is terminated or expires without such portion being so used or (B) such contractually committed portion is not so used within six months after the last day of such 360-day period referred to in clause (I) of this proviso, such remaining portion, in the case of either of the preceding clauses (A) or (B), shall be applied as a mandatory repayment and/or commitment reduction as provided above (without giving effect to the immediately preceding proviso).

            (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to the Applicable Prepayment Percentage of the Excess Cash Flow for the relevant Excess Cash Flow Payment Period shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i).

            (g) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date, (ii) all other then outstanding Loans shall be repaid in full on the respective Maturity Date for such Loans and (iii) unless the Required Lenders shall otherwise agree in writing in their sole discretion, all outstanding Loans shall be repaid in full upon the occurrence of a Change of Control. Mandatory repayments of Term Loans required pursuant to subclause (iii) of this Section 4.02(g) prior to the first anniversary of the Initial Borrowing Date shall be subject to the payment of the fee described in Section 3.01(e).

            (h) (I) Each amount required to be applied pursuant to Sections 4.02(c), (d), (e) and (f) in accordance with this Section 4.02(h) shall, subject to Section 4.02(j), be applied (i) first, to repay the outstanding principal amount of Term Loans and (ii) second, to the extent in excess of the amounts required to be applied pursuant to preceding clause (i), to permanently reduce the Total Multicurrency Facility Revolving Loan Commitment.

            (II) Each amount required to be applied to repay outstanding Term Loans pursuant to this Section 4.02(h) shall, subject to the immediately succeeding proviso, be applied pro rata to each Tranche of Term Loans (based upon the TL Repayment Percentages of the various Tranches of Term Loans and the then outstanding principal amounts of the respective Tranches of Term Loans); provided that (i) the Net Sale Proceeds from any Asset Sale effected by the U.S. Borrower or any of its Domestic Subsidiaries and required to be applied to the repayment of Term Loans pursuant to clause (I) of this Section 4.02(h), shall be applied (x) first, to repay principal of outstanding U.S. Borrower Term Loans and (y) second, after the repayment in full of all outstanding U.S. Borrower Term Loans, to repay principal of outstanding European Borrower Dollar Term Loans and European Borrower Euro Term Loans, on a pro rata basis (based on the then outstanding relative principal amounts thereof, taking the Dollar Equivalent of any amounts expressed in Euros), and (ii) the Net Sale Proceeds from any Asset Sale effected by any Foreign Subsidiary of the U.S. Borrower and required to be applied to the repayment of Term Loans pursuant to clause (I) of this Section 4.02(h), shall be applied (x) first, to repay principal of outstanding European Borrower Dollar Term Loans and European Borrower Euro

Term Loans, on a pro rata basis (based on the then outstanding relative principal amounts thereof, taking the Dollar Equivalent of any amounts in Euros), and (y) second, after the repayment in full of all outstanding European Borrower Dollar Term Loans and European Borrower Euro Term Loans, to repay principal of outstanding U.S. Borrower Term Loans.

            (III) (x) The amount of any reduction to the Multicurrency Facility Revolving Loan Commitments as provided in subclause (I)(ii) of this Section 4.02(h) above shall be deemed to be an application of proceeds for purposes of this Section 4.02(h) even though cash may not be required to actually be applied, (y) in connection with any reduction to the Total Multicurrency Facility Revolving Loan Commitment, any cash received by the U.S. Borrower or any Subsidiary of the U.S. Borrower in connection with the event giving rise to such reduction will be retained by such Person, except to the extent that such cash is otherwise required to be applied as provided in Section 4.02(a) as a result of any such reduction to the Total Multicurrency Facility Revolving Loan Commitment and (z) each reduction to the Total Multicurrency Facility Revolving Loan Commitment shall apply to reduce the respective underlying Commitments of the Lenders on a pro rata basis as provided in Section 3.03(f).

            (IV) All repayments of outstanding Term Loans pursuant to Section 4.02(c), (d), (e) or (f) shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of the Scheduled Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto).

            (i) With respect to each repayment of Loans required by this Section 4.02, the respective Borrower may (subject to the requirements of preceding clause (h)) designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Euro Rate Loans (other than Swingline Loans), the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) in the case of repayments of Euro Rate Loans (other than Swingline Loans), repayments of such Loans pursuant to this Section 4.02 on any day other than the last day of an Interest Period applicable thereto shall be accompanied by payment by the respective Borrower of all amounts owing in connection therewith pursuant to Section 1.11; (ii) if any repayment of Euro Rate Loans (other than Swingline Loans) made pursuant to a single Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable to the respective Euro Rate Loans, such Borrowing (x) in the case of Eurodollar Loans, shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and (y) in the case of Euro Denominated Revolving Loans, shall be repaid in full at the end of the then current Interest Period; and (iii) each repayment of any Tranche of Loans made pursuant to a Borrowing shall be applied pro rata among such Tranche of Loans. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

            (j) Notwithstanding anything to the contrary contained above, all payments owing with respect to each Tranche pursuant to this Section 4.02 shall be made in the respective currency or currencies in which the respective obligations are owing in accordance with the terms of this Agreement. For purposes of making calculations pursuant to this Section 4.02, the

Administrative Agent shall be entitled to use the Dollar Equivalent or Euro Equivalent, as the case may be, of any such amounts required to be converted into other currencies for purposes of making determinations pursuant to this
Section 4.02.

            4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 2:00 P.M. (New York time) on the date when due and shall be made in (x) Dollars in immediately available funds at the Payment Office of the Administrative Agent in respect of any obligation of the Borrowers under this Agreement except as otherwise provided in the immediately following clause
(y) and (y) Euros in immediately available funds at the Payment Office of the Administrative Agent, if such payment is made in respect of (i) principal of or interest on Euro Denominated Loans, (ii) Letter of Credit Fees, Facing Fees and Unpaid Drawings (and interest thereon) in respect of Euro Denominated Letters of Credit at any time prior to the occurrence of a Sharing Event or (iii) any increased costs, indemnities or other amounts owing with respect to Euro Denominated Loans (or Commitments relating thereto) or Euro Denominated Letters of Credit at any time prior to the occurrence of a Sharing Event. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 P.M. (New York time) like funds relating to the payment of principal, interest or Fees ratably to the Lenders entitled thereto. Any payments under this Agreement which are made later than 2:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

            4.04 Net Payments. (a) All payments made by any Credit Party under any Credit Document (including, in the case of the U.S. Borrower, in its capacity as a guarantor pursuant to Section 14) or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the respective Borrower (and any other Credit Party making the payment) agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the respective Borrower (and any other Credit Party making the payment) shall be obligated to reimburse each Lender, upon the written request of such Lender, for the net additional taxes (after taking into account available credits with respect to such withholding taxes) imposed on or measured by the net income of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence, the respective Borrower (or Credit Party) will furnish to the Administrative Agent within 45 days after the date of the payment of any Taxes due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower (or the respective other Credit Party). The Credit Agreement Parties jointly and severally agree (and each Subsidiary Guarantor pursuant to its respective Subsidiary Guaranty, and the incorporation by reference therein of the provisions of this Section 4.04, shall agree) to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

            (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the U.S. Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the U.S. Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a
Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the U.S. Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section

13.04(b) and Section 4.04(d), (x) the U.S. Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable by the U.S. Borrower hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the U.S. Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the U.S. Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the U.S. Borrower the Internal Revenue Service Forms required to be provided to the U.S. Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes.

            (c) Each Lender agrees, to the extent it is legally entitled to do so, to deliver to the European Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13, 1.14 or
13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), to the extent such Lender is legally entitled to do so, on the date of such assignment or transfer to such Lender two accurate and complete original signed copies of any forms or certificates that the European Borrower shall request such Lender to deliver to it and the Administrative Agent, to the extent such forms or certificates are necessary to claim exemption from or reduction in withholding taxes imposed by the Netherlands with respect to payments under this Agreement (the "Netherlands Forms"). In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous forms or certificates obsolete or inaccurate in any material respect, it will (in the case of a lapse in time that renders the previous forms or certificates obsolete or inaccurate, only upon request from the European Borrower), to the extent it is legally entitled to do so, deliver to the European Borrower and the Administrative Agent two new accurate and complete original signed copies of the Netherlands Forms and such other forms or certificates as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in Netherlands withholding tax with respect to payments under this Agreement and any Note, or it shall notify the European Borrower and the Administrative Agent of its inability to deliver the Netherlands Forms or such other forms or certificates requested by the European Borrower, in which case such Lender shall not be required to deliver any such Netherlands Forms or other forms or certificates pursuant to this Section 4.04(c). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and Section 4.04(d), (x) the European Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the Netherlands (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable by the European Borrower hereunder for the account of any Lender to the extent that such Lender has not provided to the European Borrower any requested Netherlands Forms that establish a complete exemption from such deduction or withholding and (y) the European Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the Netherlands if such Lender has not provided to the European Borrower any requested

Netherlands Forms that establish a complete exemption from Netherlands withholding tax pursuant to this Section 4.04(c).

            (d) Notwithstanding anything to the contrary contained elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), each Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in Sections 4.02(b) and (c) (x) as a result of any changes after the Effective Date (or, if later, the date such Lender became party to this Agreement) in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar taxes or (y) with respect to any Lender that is not legally entitled to provide to the European Borrower any requested Netherlands Forms or such other forms or certificates as may be required in order to confirm or establish the entitlement of such Lender to an exemption from or reduction in Netherlands withholding tax pursuant to Section 4.04(c), as a result of the purchase of a participation by such Lender as required by Section 1.14 following the occurrence of a Sharing Event.

            SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date. The obligation of each Lender to make each Loan hereunder and the obligation of each Issuing Lender to issue each Letter of Credit hereunder, in any case on the Initial Borrowing Date, is subject, at the time of the making of such Loans and the issuance of such Letters of Credit to the satisfaction of the following conditions:

            5.01 Execution of Agreement; Notes. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender which has requested the same the appropriate U.S. Borrower Term Note, European Borrower Dollar Term Note, European Borrower Euro Term Note, European Borrower Multicurrency Facility Revolving Note and/or U.S. Borrower Multicurrency Facility Revolving Note, and to the Swingline Lender, if so requested by it, the European Borrower Swingline Note and the U.S. Borrower Swingline Note, in each case executed by the relevant Borrower and in the amount, maturity and as otherwise provided herein.

            5.02 Officer's Certificate. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate from the U.S. Borrower, dated such date and signed by an Authorized Officer of the U.S. Borrower, certifying that all of the applicable conditions set forth in Sections 5.05 through 5.08, inclusive, and Section 6.01 (other than such conditions that are expressly subject to the satisfaction of the Administrative Agent and/or the Required Lenders), have been satisfied on such date.

            5.03 Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received (i) from Kirkland & Ellis LLP, special counsel to the Credit Parties, an opinion addressed to each Agent and each of the Lenders and dated the Initial Borrowing Date substantially in the form of Exhibit E-1, (ii) from AKD Prinsen Van Wijmen, special Dutch counsel to the Credit Parties organized under the laws of The Netherlands, an opinion addressed to each Agent and each of the Lenders and dated the Initial Borrowing Date substantially in the form of Exhibit E-2, (iii) from foreign counsel to the Credit Parties and/or the Agents in each Qualified Non-U.S. Jurisdiction, in each case reasonably satisfactory to the Administrative Agent, opinions which shall (x) be addressed to each Agent and each of the Lenders and be dated the Initial Borrowing Date,
(y) cover various matters regarding the execution, delivery and performance of the Credit Documents to which Subsidiaries of the U.S. Borrower organized in the relevant such jurisdiction are party, the perfection and priority of security interests and/or liens granted by Credit Parties organized in such jurisdiction or granted in respect of entities organized in such jurisdiction, and/or such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (z) be in form, scope and substance reasonably satisfactory to the Administrative Agent, (iv) from local counsel to the U.S. Credit Parties and/or the Administrative Agent reasonably satisfactory to the Administrative Agent practicing in those jurisdictions in which U.S. Mortgaged Properties are located and/or U.S. Subsidiary Guarantors are organized, such opinions as the Administrative Agent may reasonably request, which opinions (x) shall be addressed to each Agent and each of the Lenders and be dated the Initial Borrowing Date, (y) shall cover the perfection of the security interests and/or liens granted pursuant to the relevant Security Documents and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Administrative Agent, and (v) reliance letters addressed to each Agent and each of the Lenders and dated the Initial Borrowing Date with respect to such legal opinions delivered in connection with the Acquisition, as may have been requested by the Administrative Agent or the Required Lenders, which reliance letters and opinions shall cover such matters as the Administrative Agent may reasonably request and be in form, scope and substance reasonably satisfactory to the Administrative Agent.

            5.04 Company Documents; Proceedings. (a) On the Initial Borrowing Date, the Administrative Agent shall have received from each Borrower and each U.S. Subsidiary Guarantor a certificate, dated the Initial Borrowing Date, signed by the chairman, a vice-chairman, the president or any vice-president of such Credit Party, and attested to by the secretary, any assistant secretary or other senior officer of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the certificate of incorporation, by-laws or equivalent organizational documents of such Credit Party and the resolutions of such Credit Party referred to in such certificate (and, in the case of the certificate from the U.S. Borrower, together with copies of the certificates of incorporation, by-laws or equivalent organizational documents of each Foreign Subsidiary of the U.S. Borrower (x) which is a Subsidiary Guarantor or (y) in respect of which security interests are being granted by a Subsidiary Guarantor), and all of the foregoing (including each such certificate of incorporation, by-laws or other organizational document) shall be reasonably satisfactory to the Administrative Agent.

            (b) On the Initial Borrowing Date, all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of Company proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper Company or governmental authorities.

            (c) On the Initial Borrowing Date and after giving effect to the Transaction, the capital structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by the U.S. Borrower and its Subsidiaries) and the plans for the retention of the senior management of the U.S. Borrower and its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent.

            5.05 Adverse Change, etc. On the Initial Borrowing Date, nothing shall have occurred since March 31, 2003 (and the Administrative Agent and Lenders shall have become aware of no facts, conditions or other information not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine has had, or could reasonably be likely to have, (i) a Material Adverse Effect or (ii) material adverse effect on the Transaction.

            5.06 Litigation. On the Initial Borrowing Date, there shall be no actions, suits, proceedings or investigations pending or threatened (a) with respect to the Transaction or any documentation executed in connection therewith (including any Credit Document) or the transactions contemplated hereby and thereby, (b) with respect to any Scheduled Existing Indebtedness or (c) which the Administrative Agent or the Required Lenders shall reasonably determine has had, or could reasonably be expected to have (i) a Material Adverse Effect or
(ii) a material adverse effect on the Transaction.

            5.07 Approvals. On or prior to the Initial Borrowing Date, (i) all necessary governmental (domestic and foreign), regulatory and third party approvals and/or consents in connection with any Scheduled Existing Indebtedness or the Transaction and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and evidence thereof shall have been provided to the Administrative Agent, and (ii) all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the making of the Loans and the transactions contemplated by the Documents or otherwise referred to herein or therein. Additionally, on the Initial Borrowing Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Transaction or the making of the Loans or the other transactions contemplated by the Documents or otherwise referred to herein or therein.

            5.08 Consummation of the Transaction. (a) On or prior to the Initial Borrowing Date, (i) there shall have been delivered to the Administrative Agent true and correct copies of (x) the Plan of Reorganization, the Disclosure Statement and the Reorganization Documents, which Plan of Reorganization, Disclosure Statement and Reorganization Documents shall, in each case, be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, (ii) a Notice of Confirmation, in form and substance satisfactory to the Administrative Agent and the Required Lenders, shall have been entered into and same shall not have been stayed and shall have become final and non-appealable and (iii) all conditions precedent to the effective date of the Plan of Reorganization shall have been satisfied (and not waived without the consent of the Administrative Agent and the Required Lenders) to the reasonable satisfaction of the Administrative Agent and the Required Lenders.

            (b) On the Initial Borrowing Date and prior to or concurrently with the incurrence of the Loans hereunder, each element of the Transaction shall have been consummated in accordance with the Plan of Reorganization and the applicable Documents therefor. Pursuant to the Reorganization and the
Refinancing:

            (i) the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, all letters of credit issued thereunder shall have been terminated or supported by a back-stop Letter of Credit issued hereunder, and all loans, interest and other amounts owing pursuant to the Indebtedness to be Refinanced shall have been repaid or otherwise satisfied in full, in each case in accordance with the terms of the Plan of Reorganization, and all documents in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated and be of no further force and effect;

            (ii) the Administrative Agent shall have received (x) releases of security interests in and Liens on the assets owned by the U.S. Borrower and its Subsidiaries from the creditors in respect of the Indebtedness to be Refinanced (including, without limitation, (I) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the U.S. Borrower or any of its Subsidiaries in connection with the security interests created with respect to the Indebtedness to be Refinanced and the documentation related thereto, (II) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the U.S. Borrower or any of its Subsidiaries on which filings have been made and (III) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of the U.S. Borrower or any of its Subsidiaries, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced), all of which shall be in form, scope and substance reasonably satisfactory to the Administrative Agent, and (y) all collateral owned by the U.S. Borrower or any of its Subsidiaries in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document;

            (iii) U.S. Borrower Common Stock, representing approximately 90% of the aggregate equity value of the U.S. Borrower (prior to giving effect to any employee equity compensation plan), shall have been issued, in each case, to the lenders under the Existing Pre-Petition Credit Agreement on the terms specified in the Plan of Reorganization;

            (iv) the holders of General Unsecured Claims (including, without limitation, the holders of the Existing Senior Notes) shall have been issued (or the U.S. Borrower shall have reserved for issuance to them upon resolution of Disputed Claims) shares of U.S. Borrower Common Stock representing approximately 10% of the aggregate equity value of the U.S. Borrower (prior to giving effect to any employee equity compensation plan) on the terms specified in the Plan of Reorganization;

            (v) with respect to any Pre-Petition Foreign Secured Claims which are not discharged pursuant to the Plan of Reorganization, (A) the Administrative Agent shall have received an amendment to the Existing Pre-Petition Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, which amendment shall (i) remove all affirmative and negative covenants contained in the Existing Pre-Petition Credit Agreement, (ii) release all security interests in and Liens on the assets owned by Holdings and its Subsidiaries from the creditors in respect of the Existing Pre-Petition Credit Agreement and (iii) have become effective in accordance with its terms and (B) there shall be no more than $17,500,000 of Indebtedness outstanding under the Existing Pre-Petition Credit Agreement with respect to Pre-Petition Foreign Secured Claims;

            (vi) on the Initial Borrowing Date, the European Borrower shall (subject to Section 7.05(a)) have utilized all or a portion of the proceeds of the European Borrower Dollar Term Loans and European Borrower Euro Term Loans to make secured intercompany loans and/or capital contributions to its Subsidiaries in amounts and on terms (including without limitation as to any security therefor and guarantees thereof) satisfactory to the Administrative Agent and the Lenders (the "Intercompany Loans"); and

            (vii) the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this Section 5.08(b) have been satisfied on such date.

            (c) On the Initial Borrowing Date and after giving effect to the Transaction and the Loans incurred on the Initial Borrowing Date, neither the U.S. Borrower nor any of its Subsidiaries shall have any Preferred Equity or any Indebtedness outstanding, except for (i) the Obligations, (ii) the Assumed Liabilities and (iii) the other Scheduled Existing Indebtedness. On and as of the Initial Borrowing Date, all of the Scheduled Existing Indebtedness and all material contractual Assumed Liabilities shall remain outstanding after giving effect to the Transaction and the other transactions contemplated hereby without any default or events of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby (except to the extent amended or waived by the parties thereto on terms and conditions reasonably satisfactory to the Administrative Agent and the Required Lenders). On and as of the Initial Borrowing Date, the Administrative Agent and the Required Lenders shall be satisfied with the amount of and the terms and conditions of all Scheduled Existing Indebtedness and Assumed Liabilities.

            (d) On or prior to the Initial Borrowing Date, (i) there shall have been delivered to the Administrative Agent true and correct copies of all Documents (other than the Credit Documents), (ii) all such Documents, and all terms and conditions thereof, shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and (iii) all such Documents shall be in full force and effect.

            (e) On or prior to the Initial Borrowing Date, the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that (x) all commitments to purchase receivables under the European Receivables Facility have been terminated as of the Initial Borrowing Date, (y) no receivables shall be sold pursuant to the European Receivables Facility on or after the Initial Borrowing Date and (z) that the European

Receivables Facility (and all agreements relating thereto (other than agreements pursuant to which Batteries Funding Limited (x) is administered, (y) collects payments on receivables owned by the U.S. Borrower and its Subsidiaries on their behalf and (z) transfers or arranges for the transfer of all such collected funds to the U.S. Borrower and its Subsidiaries)) shall be terminated within 30 days after the Initial Borrowing Date.

            5.09 Subsidiaries Guaranties; Intercompany Subordination Agreement.
(a) On the Initial Borrowing Date, each U.S. Subsidiary Guarantor shall have duly authorized, executed and delivered the U.S. Subsidiaries Guaranty in the form of Exhibit G-1 (as amended, modified, restated and/or supplemented from time to time, the "U.S. Subsidiaries Guaranty"), guaranteeing all of the obligations of each of the Borrowers as more fully provided therein, and the U.S. Subsidiaries Guaranty shall be in full force and effect.

            (b) On the Initial Borrowing Date, each Wholly-Owned Foreign Subsidiary of the U.S. Borrower (other than the European Borrower and the Non-Guarantor Subsidiaries at such time) shall have duly authorized, executed and delivered the Guaranty in the form of Exhibit G-2 with such modifications or in such other form as may be necessary or advisable under local law (as determined by the Administrative Agent and its local counsel) (each such guaranty as amended, modified, restated and/or supplemented from time to time, a "Foreign Subsidiaries Guaranty" and, collectively, the "Foreign Subsidiaries Guaranties")), guaranteeing all of the obligations of the European Borrower as more fully provided therein (subject to such limits under local law as may be necessary or advisable, as agreed by the Administrative Agent and its local counsel), and each Foreign Subsidiaries Guaranty shall be in full force and effect.

            (c) On the Initial Borrowing Date, each Credit Party and each other Subsidiary of the U.S. Borrower which is an obligee or obligor with respect to any Intercompany Debt (other than those Non-Wholly Owned Subsidiaries listed on Part D of Schedule XI) shall have duly authorized, executed and delivered the Intercompany Subordination Agreement in the form of Exhibit O hereto (as amended, modified, restated and/or supplemented from time to time, the "Intercompany Subordination Agreement"), and the Intercompany Subordination Agreement shall be in full force and effect.

            5.10 Pledge Agreements. (a) On the Initial Borrowing Date, each U.S. Credit Party shall have duly authorized, executed and delivered the U.S. Pledge Agreement in the form of Exhibit H (as amended, modified, restated and/or supplemented from time to time, the "U.S. Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the U.S. Pledge Agreement Collateral, if any, referred to therein and then owned by such U.S. Credit Party, (x) endorsed in blank in the case of promissory notes constituting U.S. Pledge Agreement Collateral and (y) together with executed and undated transfer powers in the case of certificated Equity Interests constituting U.S. Pledge Agreement Collateral, and the U.S. Pledge Agreement shall be in full force and effect.

            (b) On the Initial Borrowing Date, (i) each of the Foreign Credit Parties listed on Part A of Schedule XI shall have duly authorized, executed and delivered a pledge agreement or pledge agreements governed by the laws of the jurisdiction in which the issuer of the Equity Interests pledged thereby is organized (subject to certain exceptions as are necessary or advisable based on the advice of local counsel), which pledge agreements shall (x) be prepared by local counsel reasonably satisfactory to the Administrative Agent, (y) be in form and substance reasonably satisfactory to the Administrative Agent and (z) be in full force and effect (each such pledge agreement, as amended, modified, restated and/or supplemented from time to time, a "Foreign Credit Party Pledge Agreement" and, collectively, the "Foreign Credit Party Pledge Agreements") and (ii) such Foreign Credit Parties shall have taken such actions as may be necessary (or reasonably requested by the Administrative Agent or its counsel) under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve, maintain and protect the security interests granted (or purported to be granted) by each such Foreign Credit Party Pledge Agreement. Part A of Schedule XI sets forth a list of all Foreign Credit Party Pledge Agreements to be executed and delivered on the Initial Borrowing Date.

            (c) On the Initial Borrowing Date, with respect to any Credit Party (whether organized under the laws of the United States or a non-U.S. jurisdiction) which is pledging promissory notes or Equity Interests in one or more Persons organized under the laws of a different jurisdiction from the jurisdiction of organization of the respective Credit Party, if the Administrative Agent determines (based on advice of local counsel and to the extent legally permitted by the relevant applicable foreign law) that it would be in the interests of the Lenders that the respective Credit Party authorize, execute and deliver one or more additional pledge agreements governed by the laws of the jurisdiction or jurisdictions in which the Person or Persons whose promissory notes or Equity Interests are being pledged is (or are) organized, then the respective Credit Party shall, subject to local law limitations, (i) so authorize, execute and deliver one or more such additional pledge agreements (each, as amended, modified, restated and/or supplemented from time to time, a "Local Law Pledge Agreement" and, collectively, the "Local Law Pledge Agreements" and together with the Foreign Credit Party Pledge Agreements, the "Foreign Pledge Agreements") and (ii) take such actions as may be necessary or desirable under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve, maintain and protect the security interests granted (or purported to be granted) by each such Local Law Pledge Agreement. Each Local Law Pledge Agreement shall (i) be prepared by local counsel reasonably satisfactory to the Administrative Agent, (ii) be in form and substance reasonably satisfactory to the Administrative Agent and (iii) be in full force and effect on the Initial Borrowing Date, it being understood and agreed, however, in the case of any Local Law Pledge Agreement entered into by the U.S. Borrower or any of its Domestic Subsidiaries, the respective Credit Party shall not be required to pledge more than 65% of the total combined voting power of all classes of Equity Interests entitled to vote of any Foreign Subsidiary that is a corporation (or treated as such for U.S. federal tax purposes) in support of its obligations (x) as a Borrower under the Credit Agreement (in the case of the U.S. Borrower) or (y) under its Guaranty in respect of the Obligations of the U.S. Borrower (in the case of the other U.S. Credit Parties) (although 100% of the non-voting Equity Interests, if any, of each such Foreign Subsidiary shall be required to be pledged in support of such obligations). Part B of
Schedule XI sets forth a list of all Local Law Pledge Agreements to be executed and delivered on the Initial Borrowing Date.

            5.11 U.S. Security Agreement. On the Initial Borrowing Date, each U.S. Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as amended, modified, restated and/or supplemented from time to time, the "U.S. Security Agreement") covering all of such U.S. Credit Party's present and future Security Agreement Collateral referred to therein, together with:

            (i) proper financing statements (Form UCC-1 or the equivalent) fully executed (where required) for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the U.S. Security Agreement;

            (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date, listing all effective financing statements that name any U.S. Credit Party or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any U.S. Credit Party or any of its Subsidiaries as debtor (none of which shall cover any of the Collateral, except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law fully executed (where required) for filing);

            (iii) evidence of the completion of all other recordings and filings of, or with respect to, the U.S. Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the U.S. Security Agreement; and

            (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to create, maintain, effect, perfect, preserve, maintain and protect the security interests purported to be created by the U.S. Security Agreement have been taken;

and the U.S. Security Agreement and such other documents shall be in full force and effect.

            5.12 Foreign Security Agreements. On the Initial Borrowing Date, each Foreign Credit Party shall have duly authorized, executed and delivered such security agreements, documents and instruments as may be required by the Administrative Agent (based on advice of local counsel), with the intent being that the Lenders receive, with respect to all Obligations of the European Borrower and all other obligations of the European Borrower that are guaranteed pursuant to the Foreign Subsidiaries Guaranties, valid and enforceable first priority, perfected security interests in all or substantially all of the assets (including all tangible and intangible assets, including receivables (to the extent possible under local law), contract rights, securities, inventory (to the extent possible under local law), equipment, real estate, leasehold interests, insurances, and material patents, trademarks and other intellectual property owned by each Foreign Credit Party in which it is practicable (in accordance with and subject to requirements of local law and taking into account such cost and practicality considerations as may be agreed by the Administrative Agent) to obtain such security interests (as determined by the Administrative Agent, based on advice of local counsel). All security documentation to be executed and delivered by the Foreign Credit Parties pursuant to the immediately preceding sentence (each, as amended, modified, restated and/or supplemented from time to time, a "Foreign Security Agreement" and, collectively, the "Foreign Security Agreements") shall (i) be prepared by local counsel reasonably satisfactory to the Administrative Agent, (ii) be in form and substance reasonably satisfactory to the Administrative Agent and (iii) be in full force and effect on the

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

Initial Borrowing Date. In connection with the execution and delivery of the Foreign Security Agreements, the respective Foreign Credit Parties shall take such actions as may be necessary or desirable under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve and protect the security interests granted (or purported to be granted) thereby (including, without limitation, taking actions analogous to those described in Section 5.11 with respect to the Security Agreement Collateral described in the U.S. Security Agreement and in Section 5.13 with respect to the Mortgages covering U.S. Mortgaged Properties), in each case to the extent customary in connection with secured transactions under the laws of the respective jurisdiction or deemed necessary or desirable by the Administrative Agent based on advice of local counsel. Part C of Schedule XI sets forth all Foreign Security Agreements to be executed and delivered on the Initial Borrowing Date.

            5.13 Mortgages; Title Insurance; Surveys; etc. (a) On the Initial Borrowing Date, the Collateral Agent shall have received:

            (i) fully executed counterparts of Mortgages in form and substance reasonably satisfactory to the Collateral Agent, which Mortgages shall cover such of the Real Property (located in the United States or any State or territory thereof) owned or leased by the U.S. Borrower or any of its Subsidiaries (after giving effect to the Transaction) as are designated on Part A of Schedule III as a U.S. Mortgaged Property, together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the lien of such Mortgage for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively create a valid and enforceable first priority mortgage lien on each U.S. Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, subject to Permitted Encumbrances, the Permitted Liens described in Sections 9.03(i),
      (ii), (vii), and (viii) hereof (collectively referred to herein as the "Permitted Exceptions");

            (ii) Mortgage Policies on the U.S. Mortgaged Properties issued by such title insurers reasonably satisfactory to the Collateral Agent in amounts reasonably satisfactory to the Administrative Agent and the Required Lenders assuring the Collateral Agent that the Mortgages on such U.S. Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective U.S. Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Exceptions and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent may reasonably request, shall not include an exception for mechanics' liens or creditors' rights, and shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Collateral Agent may reasonably request; and

            (iii) surveys, in form and substance reasonably satisfactory to the Collateral Agent, of each U.S. Mortgaged Property designated as a "surveyed property" on Part A of Schedule III, dated a recent date reasonably acceptable to the Collateral Agent (provided, however, that with respect to surveys that are not dated a recent date, the U.S. Borrower shall have the right to deliver an affidavit of no new improvements reasonably acceptable to the Collateral Agent, so long as the title insurer shall accept such surveys and agree to issue the Mortgage Policies and endorsements described above, excluding the standard survey exception, but including the survey dependent endorsements) and certified in a manner reasonably satisfactory to the Collateral Agent by a licensed professional surveyor reasonably satisfactory to the Collateral Agent.

            (b) On the Initial Borrowing Date, with respect to each Real Property (located outside the United States and the States and territories thereof) owned by the U.S. Borrower or any of its Subsidiaries (after giving effect to the Transaction) and designated on Part B of Schedule III as a Foreign Mortgaged Property, the respective Credit Party owning same shall have executed such Foreign Security Agreements as may be necessary or desirable (in accordance with the requirements of Section 5.12) to create a valid and enforceable first priority, perfected security interest (or the equivalent under local law) in the respective Foreign Mortgaged Property to secure (as nearly as possible) its obligations under this Agreement or its Guaranty, as applicable, and shall have taken such other actions under local law as are customary in connection with the granting of security interests in Real Property in such jurisdictions for transactions of this type. All actions required pursuant to this clause (b) shall be required to comply with the requirements of Section 5.12 and shall be taken to the satisfaction of the Administrative Agent.

            5.14 Employee Benefit Plans; Shareholders' Agreements; Management Agreements; Collective Bargaining Agreements; Existing Indebtedness Agreements; Tax Allocation Agreements. On or prior to the Initial Borrowing Date, there shall have been made available to the Administrative Agent by the U.S. Borrower true and correct copies of the following documents, certified as such by the U.S. Borrower (in the case of the agreements referred to in clause (ii), (iii) and (vi) below):

            (i) all written Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each written Plan that is a "single-employer plan", as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other written "employee benefit plans", as defined in
      Section 3(3) of ERISA, and any other material written agreements, plans or arrangements, with or for the benefit of current or former employees of the U.S. Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any Multiemployer Plan, only to the extent that any document described therein is in the possession of the U.S. Borrower or any Subsidiary of the U.S. Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

            (ii) all written agreements (including, without limitation, shareholders' agreements, subscription agreements and registration rights agreements) entered into by the U.S. Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock or other Equity Interests and any agreements entered into by shareholders relating to any such entity with respect to its capital stock or other Equity Interests (collectively, the "Shareholders' Agreements");

            (iii) all material written agreements which require payment by the U.S. Borrower or any of its subsidiaries of consideration in excess of $1,000,000 over the term of such agreement (including employment agreements but limited to those of executive management and division presidents), entered into by the U.S. Borrower or any of its Subsidiaries with respect to the management of the U.S. Borrower or any of its Subsidiaries after giving effect to the Transaction (including consulting agreements and other management advisory agreements) (collectively, the "Management Agreements");

            (iv) all collective bargaining agreements applying or relating to any employee of the U.S. Borrower or any of its Subsidiaries after giving effect to the Transaction (collectively, the "Collective Bargaining Agreements");

            (v) all agreements evidencing or relating to any Scheduled Existing Indebtedness of the U.S. Borrower or any of its Subsidiaries (collectively, the "Existing Indebtedness Agreements"); and

            (vi) any tax sharing or tax allocation agreements entered into by the U.S. Borrower or any of its Subsidiaries (collectively, the "Tax Allocation Agreements");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Collective Bargaining Agreements, Existing Indebtedness Agreements and Tax Allocation Agreements shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be in full force and effect on the Initial Borrowing Date.

            5.15 Solvency Certificate; Insurance Certificates; etc. On or before the Initial Borrowing Date, the Administrative Agent shall have received:

            (a) a solvency certificate in the form of Exhibit J from the acting chief financial officer of the U.S. Borrower, dated the Initial Borrowing Date, and supporting the conclusion that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, each Borrower (on a stand-alone basis), the U.S. Borrower and its Subsidiaries (on a consolidated basis), and the European Borrower and its Subsidiaries (on a consolidated basis), in each case, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in its or their respective businesses and will not have incurred debts beyond its or their ability to pay such debts as they mature and become due; and

            (b) evidence of insurance complying with the requirements of Section
      8.03 for the business and properties of the U.S. Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or materially revised without at least 30 days' prior written notice by the insurer to the Collateral Agent.

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

            5.16 Financial Statements; Pro Forma Financial Statements; Projections. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent (i) true and correct copies of the financial statements referred to in Section 7.10(b)(i), (ii) an unaudited pro forma (calculated as if the Transaction had occurred on such date) consolidated balance sheet of the U.S. Borrower and its Consolidated Subsidiaries as of March 31, 2003 and the related pro forma (calculated as if the Transaction had occurred on the first day of the period covered thereby) statement of income for the twelve-month period ended as of such date, after giving effect to the Transaction and the incurrence of all Indebtedness (including the Loans) contemplated herein (the "Pro Forma Financial Statements"), which Pro Forma financial statements shall demonstrate, to the Administrative Agent's and the Required Lenders' reasonable satisfaction that Consolidated EBITDA for the U.S. Borrower and its Subsidiaries for the latest twelve months ended at least 30 days prior to the Initial Borrowing Date was at least $175,000,000, together with a related funds flow statement and (iii) interim consolidated financial statements (including income statements and balance sheets) of the U.S. Borrower for each internal accounting period ended after June 30, 2003, which financial statements, Pro Forma Financial Statements, funds flow statement and interim financial statements shall be reasonably satisfactory to the Administrative Agent and the Required Lenders.

            (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent detailed projected consolidated financial statements of the U.S. Borrower and its Consolidated Subsidiaries certified by the Chief Financial Officer of the U.S. Borrower for the five Fiscal Years ended after the Initial Borrowing Date (including, with respect to the Fiscal Year of the U.S. Borrower ended nearest March 31, 2004, for each fiscal quarter comprising such Fiscal Year) (the "Projections"), which Projections (x) shall reflect the forecasted consolidated financial conditions and income and expenses of the U.S. Borrower and its Consolidated Subsidiaries after giving effect to the Transaction and the related financing thereof and the other transactions contemplated hereby and (y) shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders.

            5.17 Payment of Fees. On the Initial Borrowing Date, all costs, fees and expenses, and all other compensation due to the Administrative Agent and the Lenders (including, without limitation, legal fees and expenses) shall have been paid to the extent then due.

            5.18 Consent Letter. On the Initial Borrowing Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 111 Eighth Avenue, New York, New York, 10011, substantially in the form of Exhibit N, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 13.08, the U.S. Subsidiaries Guaranty or the relevant Foreign Subsidiaries Guaranty, as the case may be.

            SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date, but excluding Mandatory Borrowings made after the Initial Borrowing Date, which shall be made as provided in Sections 1.01(f)) and the obligation of an Issuing Lender to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

            6.01 No Default; Representations and Warranties. At the time of each such Credit Event and immediately after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

            6.02 Notice of Borrowing; Letter of Credit Request; etc. (a) Prior to the making of each Loan (excluding Swingline Loans and Mandatory Borrowings), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

            (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.03(a).

            The occurrence of the Initial Borrowing Date and the acceptance of the benefits or proceeds of each Credit Event shall constitute a representation and warranty by each Borrower to each Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to Credit Events occurring on the Initial Borrowing Date) and Section 6 (with respect to Credit Events on and after the Initial Borrowing Date) and applicable to such Credit Event (other than such conditions that are expressly subject to the satisfaction of the Administrative Agent and/or the Required Lenders) exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Sections 5 and 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, with as many counterparts or copies as the Administrative Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Lenders (as evidenced by their execution and delivery of this Agreement).

            SECTION 7. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, to make the Loans and issue and/or participate in the Letters of Credit as provided for herein, each Borrower makes the following representations, warranties and agreements with the Lenders, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of the Initial Borrowing Date and each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this
Section 7 are true and correct in all material respects on and as of the Initial Borrowing Date and on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date):

            7.01 Company Status. Each of the U.S. Borrower and each of its Subsidiaries (i) is a duly organized and validly existing Company in good standing (or its equivalent) under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing (or its equivalent) in all jurisdictions where it is required to be so qualified (or its equivalent) and where the failure to be so qualified has had, or could reasonably be expected to have, a Material Adverse Effect.

            7.02 Company Power and Authority. Each Credit Party and each Subsidiary thereof has the Company power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party and each Subsidiary thereof has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            7.03 No Violation. Neither the execution, delivery or performance by any Credit Party or any Subsidiary thereof of the Documents to which it is a party, nor compliance by any Credit Party or any such Subsidiary with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material property or assets of the U.S. Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which the U.S. Borrower or any of its Subsidiaries is a party or by which it or any of its material property or assets are bound or to which it may be subject (including, without limitation, the Existing Indebtedness Agreements) or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of the U.S. Borrower or any of its Subsidiaries.

            7.04 Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of either Borrower, threatened (i) with respect to any Credit Document, (ii) with respect to the Transaction or any other Document or (iii) that have had, or could reasonably be expected to have, a Material Adverse Effect. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

            7.05 Use of Proceeds; Margin Regulations. (a) The proceeds of all Term Loans incurred on the Initial Borrowing Date shall be utilized as described in the Plan of Reorganization, to finance the Refinancing (including through the Intercompany Loans, dividends, capital contributions and intercompany stock and asset purchases the proceeds of which will be used to effect the Refinancing) and to pay fees and expenses in connection with the Transaction; provided that no portion of the proceeds of the European Borrower Dollar Term Loans shall be utilized to purchase the capital stock of Exide Technologies Nederland B.V.

            (b) All proceeds of Multicurrency Facility Revolving Loans and Swingline Loans shall be used for the Borrowers' and their respective Subsidiaries' ongoing working capital requirements, for Capital Expenditures and general corporate purposes (including to effect Permitted Acquisitions (to the extent permitted by this Agreement) but excluding payments in connection with the Transaction (except as provided in the proviso below)); provided, however, that proceeds of Multicurrency Facility Revolving Loans (for this purpose using the Dollar Equivalent of the principal amount of all Euro Denominated Revolving Loans incurred on the Initial Borrowing date) in an aggregate amount not to exceed $15,000,000 may be utilized by the Borrowers for the purposes described in Section 7.05(a) above.

            (c) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X.

            7.06 Governmental Approvals. Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Document or
(ii) the legality, validity, binding effect or enforceability of any Document.

            7.07 Investment Company Act. Neither the U.S. Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            7.08 Public Utility Holding Company Act. Neither the U.S. Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            7.09 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the U.S. Borrower or any of its Subsidiaries in writing to any Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Documents or any transaction contemplated herein or therein is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

            7.10 Financial Condition; Financial Statements. (a) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and to all Indebtedness (including the Loans) incurred, and to be incurred, and Liens created, and to be created, by each Credit Party in connection therewith, with respect to each Borrower (on a stand-alone basis) and each Borrower and its Subsidiaries (on a consolidated basis) (x) the sum of the assets, at a fair valuation, of each Borrower (on a stand-alone basis) and each Borrower and its Subsidiaries (on a consolidated basis) will exceed its or their debts, (y) it has or they have not incurred nor intended to, nor believes or believe that it or they will, incur debts beyond its or their ability to pay such debts as such debts mature and (z) it or they will have sufficient capital with which to conduct its or their business. For purposes of this Section 7.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            (b) (i) The audited consolidated statements of financial condition of Old Exide and its Consolidated Subsidiaries at March 31, 2003 and the related consolidated statements of income and cash flows and changes in shareholders' equity of Old Exide and its Consolidated Subsidiaries for the fiscal years of Old Exide ended on such dates, in each case furnished to the Lenders prior to the Initial Borrowing Date, present fairly in all material respects the consolidated financial position of Old Exide and its Consolidated Subsidiaries at the date of said financial statements and the results for the respective periods covered thereby and (ii) the Pro Forma Financial Statements present a good faith estimate of the consolidated pro forma financial condition of the U.S. Borrower and its Consolidated Subsidiaries and the pro forma results of operations of the U.S. Borrower and its Consolidated Subsidiaries for the respective periods covered thereby (after giving effect to the Transaction at the date thereof or for the period covered thereby). All of the financial statements referred to in clause (i) of the immediately preceding sentence have been prepared in accordance with U.S. GAAP consistently applied except to the extent provided in the notes to said financial statements.

            (c) Since March 31, 2003 (but after giving effect to the Transaction as if same had occurred immediately prior thereto), nothing has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

            (d) Except as reflected or disclosed in the financial statements described in Section 7.10(b) and as otherwise permitted by Section 9.04, there were as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations with respect to the U.S. Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to be material to the U.S. Borrower and its Subsidiaries taken as a whole.

            (e) The Projections have been prepared on a basis consistent with the financial statements referred to in Section 7.10(b) and are based on reasonable good faith estimates and assumptions made by the management of the U.S. Borrower, and on the Initial Borrowing Date, the Borrowers believe that the Projections are reasonable and attainable, it being recognized by the Lenders that such projections of future events are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results contained therein.

            7.11 Security Interests. On and after the Initial Borrowing Date, each of the Security Documents creates (or after the execution, delivery and recordation (if applicable) thereof will create), as security for the Obligations covered thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, without prejudice to any statutory priority rights, superior to and prior to the rights of all third Persons, and subject to no other Liens (except that (i) the Security Agreement Collateral may be subject to Permitted Liens, (ii) the Pledge Agreement Collateral may be subject to the Liens described in clauses (i) and (v) of
Section 9.03 and (iii) the security interest and mortgage lien created on any Mortgaged Property may be subject to the Permitted Exceptions related thereto), in favor of the Collateral Agent (or such other trustee or sub-agent or any other third party as may be required or desired under local law or, if required by local law, the Secured Creditors). No filings or recordings or other formalities are required in order to perfect and/or render enforceable as against third parties the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made or, with respect to any Foreign Security Document, presented to the relevant governmental authority with respect to any such filing, recordation or other formality, to the satisfaction of the Collateral Agent, on or prior to the Initial Borrowing Date or on or prior to the execution and delivery thereof as contemplated by Sections 8.11 (but (x) in the case of an Additional Mortgage, immediately following the execution and delivery thereof and (y) in the case of any Foreign Security Document, substantially concurrently with Initial Borrowing Date or the execution and delivery thereof, as the case may be), 8.12, 8.15 and 9.16.

            7.12 Compliance with ERISA. (a) Schedule V sets forth, as of the Initial Borrowing Date, each Plan and each Multiemployer Plan. Each Plan (and each related trust, insurance contract or fund) is in compliance in all respects with its terms and in all respects with all applicable laws, including, without limitation, ERISA and the Code, except to the extent that any such noncompliances, individually or in the aggregate, would not result in a Material Adverse Effect. Except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect: (1) each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code (or the sponsor has applied for such determination letter within the remedial amendment period); (2) except as disclosed on Schedule V, no Reportable Event has occurred with respect to a Plan (other than a Reportable Event related to the filing of a petition under Chapter 11 of the Bankruptcy Code); (3) no Multiemployer Plan is insolvent or in reorganization; (4) except as disclosed on Schedule V, no Plan has an Unfunded Current Liability; (5) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or, except as disclosed on
Schedule V, has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of
Section 412 of the Code or Section 303 or 304 of ERISA; (6) all required contributions with respect to a Plan and a Multiemployer Plan have been made;
(7) neither the U.S. Borrower nor any Subsidiary of the U.S. Borrower nor any ERISA Affiliate has incurred any outstanding material liability (including any indirect, contingent or secondary liability) to or on account of a Plan or a Multiemployer Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the Code or expects to incur any such material liability under any of the foregoing sections with respect to any Plan or a Multiemployer Plan; (8) to the knowledge of either Borrower, no condition exists which presents a material risk to the U.S. Borrower or any Subsidiary of the U.S. Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan or a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code;
(9) no involuntary proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; (10) no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; (11) using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the U.S. Borrower and its Subsidiaries and ERISA Affiliates to any Multiemployer Plans in the event of a withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event would not result in a material liability to the U.S. Borrower, any Subsidiary of the U.S. Borrower or an ERISA Affiliate; (12) each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the U.S. Borrower, any Subsidiary of the U.S. Borrower, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and
Section 4980B of the Code; (13) no lien imposed under the Code or ERISA on the assets of the U.S. Borrower or any Subsidiary of the U.S. Borrower or any ERISA Affiliate exists, or, to the knowledge of either Borrower, is likely to arise on account of any Plan or any Multiemployer Plan; and (14) except as disclosed on
Schedule V, neither the U.S. Borrower nor any Subsidiary of the U.S. Borrower maintains or contributes to (a) any group health plan (as defined in Section 5000(b)(1) of the Code) which provides benefits to retired employees and/or other former employees (other than as required by Section 601 of ERISA) or (b) any Plan, the obligations with respect to which could reasonably be expected to have a Material Adverse Effect.

            (b) Except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect: (1) each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, (2) all required contributions with respect to a Foreign Pension Plan have been made, (3) neither the U.S. Borrower nor any of its Subsidiaries has incurred any material outstanding obligation in connection with the termination of or withdrawal from any Foreign Pension Plan, and (4) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the U.S. Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities or alternatively, the Foreign Pension Plan is funded in compliance with applicable law in all respects and the U.S. Borrower and its Subsidiaries have established adequate reserves for the present value of such accrued benefit liabilities under such Foreign Pension Plan in the financial statements delivered pursuant to Section 8.01(b) and (c).

            7.13 Capitalization. (a) On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of the U.S. Borrower shall consist of (i) 61,500,000 shares of common stock, $0.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of the U.S. Borrower, the "U.S. Borrower Common Stock"), of which 24,193,573 shares shall be issued and outstanding and (ii) 1,000,000 shares of preferred stock, none of which shares shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. As of the Initial Borrowing Date, except as set forth on Part A of Schedule X hereto, the U.S. Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

            (b) On the Initial Borrowing Date and after giving effect to the Transaction, the outstanding Equity Interests of the European Borrower shall consist of a 99.99% interest in the European Borrower owned by the U.S. Borrower and a 0.01% interest in the European Borrower owned by EH International, LLC. To the extent relevant, all such outstanding interests have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. The European Borrower does not have outstanding any securities convertible into or exchangeable for its Equity Interests or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Equity Interests.

            7.14 Subsidiaries. On and as of the Initial Borrowing Date and after giving effect to the Transaction, the U.S. Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule VII. Schedule VII correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, (i) the percentage ownership (direct and indirect) of the U.S. Borrower in each class of capital stock or other Equity Interests of each of its Subsidiaries and also identifies the direct owner thereof and (ii) the jurisdiction of organization of each such Subsidiary. All outstanding shares of capital stock or other Equity Interests of each Subsidiary of the U.S. Borrower have been duly and validly issued, are fully paid and non-assessable (to the extent applicable in the jurisdiction of organization of such Subsidiary) and, in the case of Non-Wholly Owned Subsidiaries of the U.S. Borrower, have been issued free of preemptive rights. Except as set forth on Part B of Schedule X attached hereto, no Subsidiary of the U.S. Borrower has outstanding any securities convertible into or exchangeable for its capital stock or other Equity Interests or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or other Equity Interests or any stock appreciation or similar rights. Except for the existing investments described on Schedule VI, as of the Initial Borrowing Date, neither the U.S. Borrower nor any of its Subsidiaries owns or holds, directly or indirectly, any capital stock or equity security of, or any other Equity Interests in, any Person other than its Subsidiaries indicated on Schedule VII.

            7.15 Intellectual Property, etc. The U.S. Borrower and each of its Subsidiaries owns or has the right to use all domestic and foreign patents, trademarks, permits, domain names, service marks, trade names, copyrights, licenses, franchises, inventions, trade secrets, proprietary information and know-how of any type, whether or not written (including, but not limited to, rights in computer programs and databases) and formulas, or other rights with respect to the foregoing, and has obtained assignments of all leases, licenses and other rights of whatever nature, in each case necessary for the conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

            7.16 Compliance with Statutes; Agreements, etc. The U.S. Borrower and each of its Subsidiaries is in compliance with (i) all applicable statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property and (ii) all contracts and agreements to which it is a party, except such non-compliances as have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            7.17 Environmental Matters. (a) The U.S. Borrower and each of its Subsidiaries has complied with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws and neither the U.S. Borrower nor any of its Subsidiaries is liable for any material penalties, fines or forfeitures for failure to comply with any of the foregoing. There are no pending or past or, to the knowledge of either Borrower, threatened Environmental Claims against the U.S. Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries (including, to the knowledge of either Borrower, any such claim arising out of the ownership, lease or operation by the U.S. Borrower or any of its Subsidiaries of any Real Property formerly owned, leased or operated by the U.S. Borrower or any of its Subsidiaries but no longer owned, leased or operated by the U.S. Borrower or any of its Subsidiaries). There are no facts, circumstances, conditions or occurrences on any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries (including, to the knowledge of either Borrower, any Real Property formerly owned, leased or operated by the U.S. Borrower or any of its Subsidiaries but no longer owned, leased or operated by the U.S. Borrower or any of its Subsidiaries) or, to the knowledge of either Borrower, on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against the U.S. Borrower or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the U.S. Borrower or any of its Subsidiaries under any applicable Environmental Law.

            (b) Notwithstanding anything to the contrary in this Section 7.17, the representations made in this Section 7.17 shall only be untrue if the aggregate effect of all conditions, failures, noncompliances, Environmental Claims, Hazardous Materials, Releases and presence of underground storage tanks, in each case of the types described above, has had, or could reasonably be expected to have, a Material Adverse Effect. The representations of the Credit Agreement Parties under this Section 7.17 shall be the sole and exclusive representations of the Credit Agreement Parties regarding environmental health and safety matters, including all matters arising under Environmental Law.

            7.18 Properties. All Real Property owned by the U.S. Borrower or any of its Subsidiaries (other than non-material Real Property owned by Foreign Subsidiaries of the U.S. Borrower), and all material Leaseholds leased by the U.S. Borrower or any of its Subsidiaries, in each case as of the Initial Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Schedule III. Each of the U.S. Borrower and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Schedule III and in the financial statements referred to in Section 7.10(b), free and clear of all Liens, other than Permitted Liens.

            7.19 Labor Relations. Neither the U.S. Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the U.S. Borrower or any of its Subsidiaries or, to the knowledge of either Borrower, threatened against any of them, before the National Labor Relations Board or any similar foreign tribunal or agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the U.S. Borrower or any of its Subsidiaries or, to the knowledge of either Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the U.S. Borrower or any of its Subsidiaries or, to the knowledge of either Borrower, threatened against the U.S. Borrower or any of its Subsidiaries and (iii) no union representation question existing with respect to the employees of the U.S. Borrower or any of its Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as has not had, or could reasonably be expected to have, a Material Adverse Effect.

            7.20 Tax Returns and Payments. The U.S. Borrower and each of its Subsidiaries has timely filed (including applicable extensions) with the appropriate taxing authority, all material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the U.S. Borrower and each of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of the U.S. Borrower and each of its Subsidiaries as a whole for the periods covered thereby. The U.S. Borrower and each of its Subsidiaries have paid all material taxes payable by them other than those contested in good faith and adequately disclosed and for which adequate reserves have been established in accordance with U.S. GAAP. Except as set forth on Schedule XIV hereto, there is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of either Borrower, threatened by any authority regarding any taxes relating to the U.S. Borrower and each of its Subsidiaries. Except as set forth on Schedule XIV hereto, neither the U.S. Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the U.S. Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the U.S. Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

            7.21 Scheduled Existing Indebtedness. (a) Schedule IV sets forth a true and complete list of all Indebtedness of the U.S. Borrower and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction and the incurrence of Loans on such date (exclusive of Indebtedness pursuant to this Agreement and the other Credit Documents), in each case showing the aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto) and the name of the respective borrower and any other entity which directly or indirectly guarantees such debt. Part A of Schedule IV lists all Indebtedness as described in the immediately preceding sentence which is owed to Persons other than the U.S. Borrower or any of its Subsidiaries (after giving effect to the consummation of the Transaction) (with all of such Indebtedness being herein called "Third Party Scheduled Existing Indebtedness") and Part B of Schedule IV lists all Indebtedness as described in the immediately preceding sentence which is owed to the U.S. Borrower and its Subsidiaries (after giving effect to the Transaction) (with all of such Indebtedness being herein called "Intercompany Scheduled Existing Indebtedness").

            (b) Part C of Schedule IV sets forth a true and complete list of all Indebtedness to be Refinanced, in each case showing the aggregate principal amount thereof, the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness and the outstanding amount thereof on the Initial Borrowing Date (before giving effect to the Transaction).

            7.22 Insurance. Set forth on Schedule VIII hereto is a true, correct and complete summary of all insurance maintained by the U.S. Borrower and its Subsidiaries (other than local insurance policies maintained by Foreign Subsidiaries of the U.S. Borrower that are not material) on and as of the Initial Borrowing Date, with the amounts insured (and any deductibles) set forth therein.

            SECTION 8. Affirmative Covenants. Each Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment and all Letters of Credit have been terminated, and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder, are paid in full:

            8.01 Information Covenants. The U.S. Borrower will furnish, or will cause to be furnished, to the Administrative Agent (who shall furnish to each Lender):

            (a) Monthly Reports. Within 45 days after the close of each fiscal month of the U.S. Borrower (commencing with the fiscal month ending May 31, 2004), the consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of the relevant month and the related consolidated statements of income and retained earnings and of cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth comparative figures for the corresponding month in the prior fiscal year, all of which shall be certified by the chief financial officer or other Authorized Officer of the U.S. Borrower, subject to normal year-end audit adjustments.

            (b) Quarterly Financial Statements. Within 50 days after the close of the first three quarterly accounting periods in each Fiscal Year of the U.S. Borrower (commencing with the fiscal quarter ending closest to June 30, 2004), (i) (A) the consolidated balance sheet of the U.S. Borrower and its Consolidated Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and of cash flows for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly accounting period setting forth comparative figures for the corresponding quarterly accounting period in the prior Fiscal Year and the budgeted figures for such quarterly period as set forth in the respective financial projections theretofore delivered pursuant to Section 8.01(d) (unless such quarterly period occurs prior to the delivery (or required delivery) of the first financial projections pursuant to Section 8.01(d) which include such quarterly accounting period), and (B) consolidating statements of income and of cash flows of the U.S. Borrower and its Consolidated Subsidiaries by (x) business segment (i.e., industrial and transportation) and (y) geographical region (i.e., the United States, Europe and Asia), in each case certified by the senior financial officer or other Authorized Officer of the U.S. Borrower that they fairly present in all material respects in accordance with U.S. GAAP the financial condition of the U.S. Borrower and its Consolidated Subsidiaries as of the dates indicated and the results of their operations and/or changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period.

            (c) Annual Financial Statements. Within 90 days after the close of each Fiscal Year of the U.S. Borrower, (i) (A) the consolidated balance sheet of the U.S. Borrower and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and stockholders' equity and of cash flows for such Fiscal Year and setting forth comparative consolidated figures for the preceding Fiscal Year and comparable budgeted figures for such Fiscal Year as set forth in the respective financial projections delivered pursuant to Section 8.01(d) and
      (B) consolidating statements of income and of cash flows of the U.S. Borrower and its Consolidated Subsidiaries by (x) business segment (i.e., industrial and transportation) and (y) geographical region (i.e., the United States, Europe and Asia), (ii) in the case of the consolidated financial statements referred to in subclause (i) (A) above (except for such comparable budgeted figures), together with a certification by Pricewaterhouse Coopers LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case to the effect that
      (I) such statements fairly present in all material respects the financial condition of the U.S. Borrower and its Consolidated Subsidiaries as of the dates indicated and the results of their operations and changes in financial position for the periods indicated in conformity with U.S. GAAP applied on a basis consistent with prior years except as disclosed therein (i.e., fresh-start accounting) and (II) in the course of its regular audit of the business of the U.S. Borrower and its Consolidated Subsidiaries, which audit was conducted in accordance with U.S. GAAS (and made without qualification or expression of uncertainty, in each case as to going concern), no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention, a statement as to the nature thereof, and (iii) management's discussion and analysis of the important operational and financial developments during such Fiscal Year.

            (d) Financial Projections, etc. Not more than 45 days after the commencement of each Fiscal Year of the U.S. Borrower, financial projections in form reasonably satisfactory to the Administrative Agent (including projected statements of income, sources and uses of cash and balance sheets) prepared by the U.S. Borrower (i) for each of the four Fiscal Quarters of such Fiscal Year prepared in detail and (ii) for each of the immediately succeeding two Fiscal Years prepared in summary form, in each case, on a consolidated basis, for the U.S. Borrower and its Consolidated Subsidiaries and setting forth, with appropriate discussion, the principal assumptions upon which such financial projections are based.

            (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and (c), a certificate of the Chief Financial Officer or other Authorized Officer of the U.S. Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall (i) if delivered in connection with the financial statements required by Section 8.01(b) or (c), set forth (x) in reasonable detail the calculations required to establish whether the U.S. Borrower and its Subsidiaries were in compliance with the provisions of Sections 3.03, 4.02, 9.02, 9.04, 9.05, 9.06 and 9.08 through and including 9.12 as at the end of such fiscal quarter or Fiscal Year, as the case may be, and (y) the calculation of the Leverage Ratio as at the last day of the respective fiscal quarter or Fiscal Year of the U.S. Borrower, as the case may be, (ii) if delivered with the financial statements required by Section 8.01(c), set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective Excess Cash Flow Payment Period and
      (iii) certify that there have been no changes to Annexes A through G of the U.S. Security Agreement, Annexes A through G of the U.S. Pledge Agreement and the annexes or schedules to any other Security Document, in each case since the Initial Borrowing Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 8.01(e), or if there have been any such changes, a list in reasonable detail of such changes (but, in each case with respect to this clause (iii), only to the extent that such changes are required to be reported to the Collateral Agent pursuant to the terms of such Security Documents) and whether the Credit Agreement Parties and the other Credit Parties have otherwise taken all actions required to be taken by them pursuant to such Security Documents in connection with any such changes.

            (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days after any Senior Officer of either Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of

      Default, which notice shall specify the nature and period of existence thereof and what action the U.S. Borrower or such Subsidiary proposes to take with respect thereto, (ii) any litigation or proceeding pending or threatened against the U.S. Borrower or any of its Subsidiaries which has had, or could reasonably be expected to have, a Material Adverse Effect,
      (iii) any material governmental investigation pending or threatened against the U.S. Borrower or any of its Subsidiaries and (iv) any other event, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect.

            (g) Management Letters. Promptly upon receipt thereof, a copy of any "management letter" submitted to the U.S. Borrower or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the financial statements of the U.S. Borrower or any of its Subsidiaries and management's responses thereto.

            (h) Environmental Matters. Within ten Business Days after either Borrower obtains knowledge of any of the following (but only to the extent that any of the following, either individually or in the aggregate, has had, or could reasonably be expected to have, (a) a Material Adverse Effect or (b) a remedial cost to the U.S. Borrower or any of its Subsidiaries in excess of $2,500,000), written notice of:

                  (i) any pending or threatened Environmental Claim against the
            U.S. Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries;

                  (ii) any condition or occurrence on any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries that (x) results in noncompliance by the U.S. Borrower or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against the U.S. Borrower or any of its Subsidiaries or any such Real Property;

                  (iii) any condition or occurrence on any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by the U.S. Borrower or such Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

                  (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries.

      All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the U.S. Borrower's response or proposed response thereto. In addition, the U.S Borrower agrees to provide the Lenders (by delivery to the Administrative Agent) with copies of such detailed reports relating to

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      the subject matter of any of the matters set forth in clauses (i)-(iv)
      above as may reasonably be requested by the Administrative Agent or any Lender.

            (i) Reports. Within 3 Business Days following transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the U.S. Borrower or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as the U.S. Borrower or any of its Subsidiaries shall send generally to the holders of Indebtedness or (following the public issuance of Equity Interests of the U.S. Borrower or any of its Subsidiaries) their Equity Interests in their capacity as such holders (to the extent not theretofore delivered to the Lenders pursuant to this Agreement).

            (j) New Subsidiaries; etc. Within 45 days after the close of each of the first three fiscal quarters of each Fiscal Year of the U.S. Borrower and within 90 days after the close of each Fiscal Year of the U.S. Borrower, (w) a list showing each Material Foreign Subsidiary of the U.S. Borrower which has not theretofore become party to a Foreign Subsidiaries Guaranty or any Security Document, (x) a list showing each Subsidiary of the U.S. Borrower established, created or acquired during the respective fiscal quarter or Fiscal Year (and specifying whether such Subsidiary is a Material Foreign Subsidiary), and each Subsidiary which has had any Equity Interests transferred during the respective fiscal quarter or Fiscal Year (in each case describing in reasonable detail the respective transfer of Equity Interests), in each case naming the direct owner of all Equity Interests in such Subsidiary and describing such Equity Interests in reasonable detail, and certifying that each such Subsidiary, and each Credit Party which owns any Equity Interests therein, has taken all actions, if any, required pursuant to Sections 8.11 and 9.16 and the relevant Security Documents and certifying the U.S. Borrower's compliance with the provisions of Section 8.18, (y) a list of each Domestic Subsidiary of the U.S. Borrower, if any, which has not been transferred to the U.S. Borrower or one or more Qualified U.S. Obligors pursuant to the requirements of Section 8.18(a) (by virtue of the first proviso to said
      Section 8.18(a)), and specifically stating the reasons therefor, and (z) a list of each Foreign Subsidiary organized under any Qualified Non-U.S. Jurisdiction, if any, which has not been transferred to one or more Qualified Non-U.S. Obligors pursuant to the requirements of Section 8.18(b) (by reason of the first proviso to said Section 8.18(b)), and specifically stating the reasons therefor.

            (k) Annual Meetings with Lenders. At the request of the Administrative Agent, the U.S. Borrower shall, within 120 days after the close of each Fiscal Year of the U.S. Borrower (beginning with the Fiscal Year ended nearest to March 31, 2004), hold a meeting (which may be by conference call or teleconference), at a time and place selected by the U.S. Borrower and reasonably acceptable to the Administrative Agent, with all of the Lenders that choose to participate, to review the financial results of the previous Fiscal Year and the financial condition of the U.S. Borrower and its Subsidiaries and the budgets presented for the current Fiscal Year of the U.S. Borrower and its Subsidiaries.

            (l) Notice of Commitment Reductions and Mandatory Repayments. On or prior to the date of any reduction to Commitments or any mandatory repayment of outstanding Term Loans pursuant to Sections 4.02(c) through
      (g), inclusive, the U.S.

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      Borrower shall provide written notice to the Administrative Agent of the amount of the respective reduction or repayment, as the case may be, to the Commitments or the outstanding Term Loans, as applicable, and the calculations therefor (in reasonable detail).

            (m) Hedging Arrangements. At the time of the delivery of the financial statements provided for in Sections 8.01(b) and (c), a schedule of all Interest Rate Protection Agreements, Other Hedging Agreements and Commodity Agreements entered into by the U.S. Borrower or any of its Subsidiaries with any Lender and/or, to the best knowledge of the U.S. Borrower, any affiliates of any Lender.

            (n) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the U.S. Borrower or its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

            8.02 Books, Records and Inspections. Each Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries which permit the preparation of financial statements in accordance with U.S. GAAP and which conform to all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any Agent or, if any Default or any Event of Default then exists, any Lender, to visit and inspect, under guidance of officers of such Borrower or such Subsidiary, any of the properties of such Borrower or such Subsidiary, and to examine the books of account of such Borrower or such Subsidiary and discuss the affairs, finances and accounts of such Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as such Agent or such Lender may reasonably request.

            8.03 Insurance. (a) Each Borrower will, and will cause each of its Subsidiaries to, (i) maintain, with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and
(ii) furnish to the Administrative Agent, upon request by the Administrative Agent or any Lender, full information as to the insurance carried. Such insurance shall in any event include physical damage insurance on all real and personal property (whether now owned or hereafter acquired) on an all risk basis and business interruption insurance.

            (b) Each Borrower will, and will cause each of its Subsidiaries to, at all times keep the respective property of such Borrower and its Subsidiaries insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (and any other insurance maintained by, or on behalf of, either Borrower or any of its Subsidiaries other than local insurance policies maintained by Foreign Subsidiaries of the U.S. Borrower that are not material) (i) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as certificate holder, mortgagee and loss payee with respect to real property, certificate holder and loss payee with respect to personal property, additional insured with respect to general liability and umbrella liability coverage and certificate holder with respect to workers' compensation insur-

ance), (ii) shall state that such insurance policies shall not be canceled or materially changed without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent and (iii) shall be deposited with the Collateral Agent; provided that any payments made to the Collateral Agent pursuant to such insurance policies shall be subject to applicable local law requirements (if any).

            (c) If either Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if either Borrower or any of its Subsidiaries shall fail to so name the Collateral Agent as an additional insured, mortgagee or loss payee, as the case may be, or so deposit all certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon ten Business Days' notice to the U.S. Borrower, to procure such insurance, and the Credit Agreement Parties agree jointly and severally to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

            8.04 Payment of Taxes. Each Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Borrowers or any of their Subsidiaries not otherwise permitted under Section 9.03(i); provided that neither any Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with U.S. GAAP.

            8.05 Existence; Franchises. Each Borrower will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, authorities to do business, licenses, certifications, accreditations and patents; provided, however, that nothing in this Section 8.05 shall prevent (i) sales of assets and other transactions by the U.S. Borrower or any of its Subsidiaries in accordance with Section 9.02 or (ii) the withdrawal by the U.S. Borrower or any of its Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company, as the case may be, in any jurisdiction where such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            8.06 Compliance with Statutes; etc. (a) Each Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except for such noncompliances as, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

            (b) Within 5 Business Days after each Borrower is required by applicable law, statute, rule or regulation, such Borrower shall file (or cause to be filed) with the SEC all reports, financial information and certifications required by applicable law, statute, rule or regulation.

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

            8.07 Compliance with Environmental Laws. (a) (i) Each Borrower will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned, leased or operated by such Borrower or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither any Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, Hazardous Materials on any Real Property owned, leased or operated by such Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except as required in the ordinary course of business of the U.S. Borrower and its Subsidiaries as conducted on the Effective Date and as allowed by (and in compliance with) applicable law or regulation, provided, however, that neither Borrower shall be deemed to have breached this Section 8.07 to the extent that any failures to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect. If the U.S. Borrower or any of its Subsidiaries, or any tenant or occupant of any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries, causes or permits any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), each Borrower agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property except where the failure to do so has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            (b) At the written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time after the occurrence of an Event of Default, a breach by any Borrower of an environmental provision of this Agreement, or any other matter that requires the giving of notice under Section 8.01(h), the Borrowers will provide, at their sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned, leased or operated by the U.S. Borrower or any of its Subsidiaries, prepared by an environmental consulting firm reasonably approved by the Administrative Agent, addressing the matters which gave rise to such request and estimating the potential costs of any removal, remedial or other corrective action in connection with any such matter. If either Borrower fails to provide the same within 45 days after such request was made, the Administrative Agent may order the same, and the Borrowers shall grant and hereby do grant, to the Administrative Agent and the Lenders and their agents, access to such Real Property and specifically grant the Administrative Agent and the Lenders and their agents an irrevocable non-exclusive license, subject to the right of tenants, to undertake such an assessment, all at the Borrowers' joint and several expense.

            8.08 ERISA. As soon as possible and, in any event, within twenty
(20) Business Days after the U.S. Borrower, any Subsidiary of the U.S. Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the U.S. Borrower will deliver to the Administrative Agent written notice of the chief financial officer, vice president of human resources or other Authorized Officer of the U.S. Borrower setting forth, to the extent known, and in reasonable detail, such occurrence and the action, if any, that the U.S. Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by the U.S. Borrower, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with, the PBGC or any other governmental agency, or a Plan or Multiemployer Plan participant, and any notices received by the U.S. Borrower, such Subsidiary or ERISA Affiliate from the PBGC or other governmental agency or a Plan or Multiemployer Plan participant or the Plan administrator with respect thereto: (1) that a Reportable Event has occurred (except to the extent that the U.S. Borrower has previously delivered to the Administrative Agent a notice concerning such event pursuant to clause (2) hereof); (2) that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation
Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation
Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; (3) that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or (except to the extent that the U.S. Borrower has previously delivered to the Administrative Agent a notice concerning such event pursuant to clause (2) hereof) an application has been, or is reasonably expected to be, made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; (4) that any contribution required to be made with respect to a Plan or Multiemployer Plan or Foreign Pension Plan has been made more than sixty (60) days late; (5) that a Plan or Multiemployer Plan has been or will be involuntarily terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (6) that a Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans as of such date, exceeds the aggregate amount of the Unfunded Current Liability that existed on the Initial Borrowing Date by $10,000,000; (7) that involuntary proceedings have been or will be instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; (8) that an involuntary proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan or Multiemployer Plan; (9) that, except as otherwise disclosed on Schedule V, the U.S. Borrower, any Subsidiary of the U.S. Borrower or any ERISA Affiliate will incur or is reasonably expected to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan or Multiemployer Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; (10) that the U.S. Borrower or any Subsidiary of the U.S. Borrower will incur any liability pursuant to any group health plan (as defined in Section 5000(b)(1) of the Code) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) which arises from the extension of such group health plan to any retirees or former employees who were not eligible for coverage under such group health plan on the Initial Borrowing Date, except to the extent that any such liability would not be material to the U.S. Borrower or any Subsidiary of the U.S. Borrower; or (11) the U.S. Borrower or any Subsidiary of the U.S. Borrower will incur any liability not otherwise described in this Section 8.08 pursuant to any Plan or Foreign Pension Plan which, when added to the aggregate amount of such liabilities with respect to all other Plans and/or Foreign Pension Plans as of such date, exceeds the aggregate amount of such liabilities that existed on the Initial Borrowing Date by $10,000,000. To the extent that the financial statements set forth a liability for which notice would otherwise be required to be given hereunder, a separate notice thereof shall not be required hereunder. At the request of the Administrative Agent, the U.S. Borrower will deliver to the Administrative Agent copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The U.S. Borrower will also deliver upon written request to the Administrative Agent a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the U.S. Borrower, any Subsidiary of the U.S. Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan or received from any government agency or plan administrator or sponsor or trustee with respect to any Multiemployer Plan, shall, upon request of the Administrative Agent, be delivered to the Administrative Agent no later than twenty (20) Business Days after the date of such request. The U.S. Borrower and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtain or retain (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            8.09 Good Repair. Each Borrower will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment required to be used in its business are kept in reasonably good repair, working order and condition, ordinary wear and tear, casualty and condemnation excepted, and that from time to time there are made in such properties and equipment all necessary and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

            8.10 End of Fiscal Years; Fiscal Quarters. Each Borrower will cause
(i) each of its fiscal years to end on March 31 of each calendar year and (ii) each of its fiscal quarters to end on June 30, September 30, December 31 and March 31 of each year.

            8.11 Additional Security. Additional Guaranties; Actions with Respect to Non-Guarantor Subsidiaries; Further Assurances. (a) To the extent permitted under applicable law, each Borrower will, and will cause its Subsidiaries which are Subsidiary Guarantors to, grant to the Collateral Agent (or such other trustee, sub-agent or other third party as may be required or desired under local law) security interests and mortgages (each, an "Additional Mortgage") in: (i) such fee-owned (or the equivalent) Real Property acquired by such Person after the Initial Borrowing Date and having a value (for such purpose, using the initial purchase price paid by such Person for such Real Property) in excess of $1,000,000 which is not covered by the original Mortgages or Foreign Security Agreements, as appropriate, and (ii) such material Leaseholds to which a respective landlord has granted its consent to the delivery of a Mortgage over such

Leaseholds (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of a relevant existing Mortgage or, in the case of Additional Mortgaged Properties located in a jurisdiction outside the United States, the relevant Foreign Security Agreement covering Real Property located in such jurisdiction (if any) delivered to the Administrative Agent on the Initial Borrowing Date or in such other form as is reasonably satisfactory to the Administrative Agent and shall constitute valid and enforceable first priority perfected Liens, superior to and prior to the rights of all third Persons and subject to no other Liens (except as are permitted by Section 9.03), in favor of the Collateral Agent (or such other trustee, sub-agent or other third party as may be required or desired under local law). The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to create, maintain, effect, perfect, preserve and protect the Liens in favor of the Collateral Agent (or such other trustee, sub-agent or other third-party as may be required or desired under local law) required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full.

            (b) Each Borrower will, and will cause each of its Subsidiaries to, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, confirmatory conveyances, financing statements, transfer endorsements, confirmatory powers of attorney, certificates, reports and other assurances or confirmatory instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this Section 8.11. Furthermore, each Borrower will cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 8.11 has been complied with.

            (c) Subject to the provisions of following clauses (g) and (h), if
(x) at any time any Domestic Subsidiary of the U.S. Borrower is created, established or acquired, such Subsidiary shall be required to execute and deliver (i) a Joinder Agreement substantially in the form of Exhibit P hereto and (ii) counterparts of the U.S. Subsidiaries Guaranty, the Intercompany Subordination Agreement and such Security Documents as would have been entered into by the respective Subsidiary if same had been a U.S. Subsidiary Guarantor on the Initial Borrowing Date and in each case shall take all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5 if such Subsidiary had been a U.S. Subsidiary Guarantor on the Initial Borrowing Date, (y) at any time any Subsidiary of the U.S. Borrower organized under the laws of any Qualified Non-U.S. Jurisdiction is created, established or acquired, such Subsidiary shall be required to execute and deliver (i) a Joinder Agreement substantially in the form of Exhibit P hereto and (ii) counterparts of a Foreign Subsidiaries Guaranty (or if requested by the Administrative Agent upon the advice of local counsel, a new Foreign Subsidiaries Guaranty), the Intercompany Subordination Agreement and such Security Documents as would have been entered into by the respective Subsidiary if same had been a Foreign Subsidiary Guarantor on the Initial Borrowing Date (determined in accordance with the criteria described in Sections 5.10, 5.12 and 5.13(b)), and in each case shall take all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5 if such Subsidiary had been a Foreign Subsidiary Guarantor on the Initial Borrowing Date and (z) if at any time after the Initial Borrowing Date any jurisdiction is added to the list of Qualified Jurisdictions in accordance with the definition thereof contained herein, then at the time of such designation each Foreign Subsidiary of the U.S. Borrower organized under the laws of such Qualified Jurisdiction (with such exceptions as may be satisfactory to the Administrative Agent or the Required Lenders) shall be required to become a Foreign Subsidiary Guarantor and take all actions specified in preceding clause (y). Furthermore, subject to the provisions of the following clause (h), the Administrative Agent or the Required Lenders may at any time request that one or more Subsidiaries of the U.S. Borrower organized under the laws of one or more jurisdictions which are not Qualified Jurisdictions become Foreign Subsidiary Guarantors, in which case the Borrowers shall cause each such Subsidiary which has been specifically requested to become a Foreign Subsidiary Guarantor to take all actions as are specified in clause (y) of the immediately preceding sentence, provided that no Subsidiary of the U.S. Borrower shall be required to take such actions if, and to the extent that, based upon written advice of local counsel reasonably satisfactory to the Administrative Agent, the U.S. Borrower and/or such Subsidiary concludes that the taking of such actions would violate the laws of the jurisdiction in which the respective Subsidiary is organized, provided further, that if steps (such as limiting the amount guaranteed) can be taken so that such violation would not exist, then if requested by the Administrative Agent or the Required Lenders, the respective Subsidiary shall enter into a modified Foreign Subsidiaries Guaranty which provides, to the maximum extent permissible under applicable law, as many of the benefits as are provided pursuant to the Foreign Subsidiaries Guaranties executed and delivered on the Initial Borrowing Date as is possible.

            (d) In addition to the requirements contained in the Pledge Agreements, each Borrower agrees to pledge and deliver, or cause to be pledged and delivered, all of the Equity Interests owned by any Credit Party of each new Subsidiary of the U.S. Borrower established or created after the Initial Borrowing Date to the Collateral Agent (or such other trustee, sub-agent or other third-party as may be required or desired under local law) for the benefit of the Secured Creditors pursuant to the Pledge Agreements, provided that, subject to the provisions of Section 8.12, in the case of any Foreign Subsidiary that is a corporation (or treated as such for U.S. tax purposes) which is owned by a U.S. Credit Party, not more than 65% of the total outstanding voting Equity Interests of such Person shall be required to be pledged in support of such U.S. Credit Party's obligations (x) as a Borrower under the Credit Agreement (in the case of the U.S. Borrower) or (y) under its Guaranty in respect of the Obligations of the U.S. Borrower (in the case of the other U.S. Credit Parties).

            (e) Following any request by the Administrative Agent or the Required Lenders (which request shall be made after taking into account cost and practicality considerations), the U.S. Borrower or any of its Subsidiaries, shall, to the maximum extent permitted by applicable law (but subject to the proviso to the preceding clause (d), to the extent applicable), (x) grant security interests in such of their Property as may be requested by the Administrative Agent or the Required Lenders, as the case may be, in which perfected security interests do not already exist pursuant to the Security Documents theretofore executed and delivered and, in connection therewith, the Borrowers shall, or shall cause the relevant Subsidiaries of the U.S. Borrower to, execute and deliver counterparts of (and thereby become parties to) the applicable Security Documents and/or Additional Security Documents, in each case in form and substance reasonably satisfactory to the Administrative Agent and/or
(y) with respect to pledges of Equity Interests of, or promissory notes issued by, Persons described in Section 13.19, take such action (including, without limitation, the execution of Additional

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Security Documents, the making of filings, etc.) under the local law of the
Person whose Equity Interests or promissory notes are pledged as may be requested in order to create, preserve, protect or perfect security interests in such Equity Interests and/or promissory notes. Subject to the provisions of following Section 8.12, any security granted as required above shall secure Obligations in a manner consistent with the methodology employed on the Effective Date (i.e., collateral owned by Foreign Credit Parties shall not secure obligations of the U.S. Borrower).

            (f) The security interests required to be granted pursuant to Sections 8.11(c), (d) and (e) shall be granted pursuant to the respective Security Documents already executed and delivered by the Credit Parties (or other security documentation substantially similar to such Security Documents or otherwise reasonably satisfactory in form and substance to the Collateral Agent) and shall constitute valid and enforceable first priority perfected security interests prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens). The Borrowers shall (or shall cause their respective Subsidiaries), (i) at their own expense, to (x) execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation, perfection, maintenance, preservation and protection of the Liens on its assets intended to be created pursuant to the relevant Security Documents and (y) take all other actions reasonably requested by the Collateral Agent (including, without limitation, the furnishing of legal opinions) in connection with the granting of the security interests required pursuant to Sections 8.11(c), (d) and (e) and (ii) pay in full all taxes, fees and other charges payable in connection with the granting of the security interests required pursuant to Sections 8.11(c), (d) and (e).

            (g) Each Borrower agrees that each action required above by Section 8.11(a) or (b) shall be completed as soon as possible, but in no event later than 60 days (or, in the case of actions relating to assets located outside the United States, such greater number of days (not to exceed 90 days) as the Administrative Agent shall agree to in its sole and absolute discretion in any given case) after such action is requested to be taken by the Administrative Agent or the Required Lenders. Each Borrower further agrees that (x) each action required above by Section 8.11(c), (d) and (f) with respect to a newly formed, created or acquired Subsidiary, or with respect to any Subsidiary which is located in a jurisdiction newly-designated as a Qualified Jurisdiction or which becomes a Subsidiary, shall be completed contemporaneously with the formation, creation or acquisition of such Subsidiary, the date of the addition of the respective jurisdiction to the list of Qualified Jurisdictions or the date such Subsidiary becomes a Subsidiary, as the case may be, and (y) all actions required to be taken pursuant to the last sentence of Section 8.11(c) and
Section 8.11(e) shall be taken as promptly as practicable, and in any event within 45 days, after the U.S. Borrower receives the respective request from the Administrative Agent or the Required Lenders.

            (h) Notwithstanding anything to the contrary contained in clauses
(c) through (g) above, to the extent the taking of any action as described above by a new Subsidiary acquired pursuant to a Permitted Acquisition, which is subject to Permitted Acquired Debt which at such time remains in existence as permitted by Section 9.04(vi), then to the extent that the terms of the respective Permitted Acquired Debt prohibit the taking of any actions which would otherwise be required of such Subsidiary by this Section 8.11, then the time for taking the respective actions (to the extent prohibited by the terms of the respective Permitted Acquired Debt) shall be

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extended until 10 Business Days after the earlier of (i) the date of repayment of such Permitted Acquired Debt and (ii) the first date on which the taking of such actions would not violate the terms of the respective issue of Permitted Acquired Debt. To the extent the terms of any Permitted Acquired Debt prohibits the taking of actions otherwise required by this Section 8.11, upon the request of the Administrative Agent or the Required Lenders, each Borrower shall, or shall cause the respective Subsidiaries of the U.S. Borrower to, (x) prepay any such Permitted Acquired Debt which is permitted to be prepaid and/or (y) use reasonable efforts to obtain such consents or approvals as are needed so that the taking of the actions otherwise specified in this Section 8.11 would not violate the terms of the respective issue of Permitted Acquired Debt. Furthermore, to the extent any Subsidiary which is not a Wholly-Owned Subsidiary is acquired pursuant to a Permitted Acquisition (in accordance with the limitations contained in the definition thereof) or as a result of Investments made pursuant to Section 9.05(xv), then for so long as such Subsidiary is not a Wholly-Owned Subsidiary, to the extent the U.S. Borrower in good faith determines that the respective Subsidiary is not able, under applicable requirements of law (whether because of fiduciary duties under applicable law or other requirements of applicable law) to execute and deliver a Subsidiaries Guaranty or one or more Security Documents, the respective such Subsidiary shall not be required to become a Subsidiary Guarantor or execute and deliver such Security Documents as otherwise required above.

            (i) In the event that the Administrative Agent or the Required Lenders at any time after the Initial Borrowing Date determine in their reasonable discretion (whether as a result of a position taken by an applicable bank regulatory agency or official, or otherwise) that real estate appraisals satisfying the requirements set forth in 12 C.F.R., Part 34-Subpart C, or any successor or similar statute, role, regulation, guideline or order (any such appraisal, a "Required Appraisal") are or were required to be obtained, or should be obtained, in connection with any U.S. Mortgaged Property or U.S. Mortgaged Properties, then, within 90 days after receiving written notice thereof from the Administrative Agent or the Required Lenders, as the case may be, the U.S. Borrower shall cause such Required Appraisal to be delivered, at the expense of the U.S. Borrower, to the Administrative Agent, which Required Appraisal, and the respective appraiser, shall be reasonably satisfactory to the Administrative Agent.

            8.12 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the U.S. Borrower reasonably acceptable to the Administrative Agent and the Required Lenders does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of Equity Interests entitled to vote of any Foreign Subsidiary owned by a U.S. Credit Party which has not already had all of its Equity Interests pledged pursuant to the U.S. Pledge Agreement or a Local Law Pledge Agreement, as applicable, to secure all of the Obligations (as defined in the respective such Security Document), (ii) the entering into by a Foreign Subsidiary Guarantor of a pledge agreement in substantially the form of the U.S. Pledge Agreement, (iii) the entering into by a Foreign Subsidiary Guarantor of a security agreement in substantially the form of the U.S. Security Agreement and (iv) the entering into by a Foreign Subsidiary Guarantor of a guaranty in substantially the form of the U.S. Subsidiaries Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated

                                      -87-

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as a deemed dividend to such Foreign Subsidiary's United States parent or a deemed disposition of the shares of stock of such Foreign Subsidiary for Federal income tax purposes, then (I) in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding Equity Interests owned or held by a U.S. Credit Party and not theretofore pledged pursuant to the U.S. Pledge Agreement or a Local Law Pledge Agreement, as applicable, to secure all of the Obligations (as defined in the respective such Security Document) shall be pledged to the Collateral Agent (or such other trustee, sub-agent or other third-party as may be required or desired under local law) for the benefit of the Secured Creditors pursuant to the U.S. Pledge Agreement or the relevant Local Law Pledge Agreement (or another pledge agreement in substantially similar form, if needed), (II) in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary Guarantor shall execute and deliver the U.S. Pledge Agreement (or another pledge agreement in substantially similar form, if needed), granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of the capital stock, other Equity Interests and promissory notes owned by such Foreign Subsidiary (other than Excluded Collateral) and securing the Obligations of the U.S. Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the U.S. Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary Guarantor, the obligations of such Foreign Subsidiary Guarantor thereunder, (III) in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary Guarantor shall execute and deliver the U.S. Security Agreement (or another security agreement in substantially similar form, if needed) granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of such Foreign Subsidiary Guarantor's assets (other than the capital stock, other Equity Interests and promissory notes owned by such Foreign Subsidiary) and securing the obligations of the U.S. Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the U.S. Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary Guarantor, the obligations of such Foreign Subsidiary Guarantor thereunder, and (IV) in the case of a failure to deliver the evidence described in clause (iv) above, such Foreign Subsidiary Guarantor shall execute and deliver the U.S. Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the U.S. Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into of the U.S. Pledge Agreement, the U.S. Security Agreement or the U.S. Subsidiaries Guaranty (or similar such agreement or guaranty) is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.12 to be in form and substance reasonably satisfactory to the Administrative Agent and/or the Required Lenders.

            8.13 Use of Proceeds. The U.S. Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans for the purposes specified in
Section 7.05. Neither Borrower will, nor will it permit any of its Subsidiaries to, use any of the proceeds of the Loans or any Letter of Credit to finance the acquisition of any Person that has not been approved and recommended by the board of directors (or functional equivalent thereof) or the requisite shareholders of such Person.

            8.14 Ownership of Subsidiaries. (a) Notwithstanding anything to the contrary contained in this Agreement, (x) the U.S. Borrower shall at all times own directly or indirectly (through a Wholly-Owned Domestic Subsidiary) 100% of the Equity Interests of the European

Borrower and (y) subject to the proviso to the first sentence of Section 8.18(a), the U.S. Borrower shall at all times own directly or indirectly (through one or more Wholly-Owned Domestic Subsidiaries (as opposed to through Foreign Subsidiaries)) all of the capital stock or other Equity Interests (to the extent owned by the U.S. Borrower or any of its Subsidiaries) of each Domestic Subsidiary of the U.S. Borrower.

            (b) The U.S. Borrower shall at all times own, directly or indirectly, 100% of the Equity Interests of its Subsidiaries (except to the extent (v) with respect to Foreign Subsidiaries, directors' qualifying shares and other nominal amounts of shares required by applicable law to be held by Persons (other than directors) are issued from time to time (so long as the respective Subsidiary continues to constitute a Wholly-Owned Subsidiary of the U.S. Borrower), (w) 100% of the capital stock or other Equity Interests of any such Subsidiary are sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 9.02, (x) less than 100% of the capital stock or other Equity Interests are acquired in the respective Subsidiary pursuant to a Permitted Acquisition which meets the criteria specified in the definition of Permitted Acquisition contained herein, (y) such capital stock or other Equity Interests are acquired pursuant to an Investment permitted by Sections 9.05(xiv) and (xvi) or (z) set forth on Schedule VII).

            8.15 Permitted Acquisitions. (a) Subject to the provisions of this
Section 8.15 and the requirements contained in the definition of Permitted Acquisition, the U.S. Borrower and any of its Wholly-Owned Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) the U.S. Borrower shall have given the Administrative Agent (on behalf of the Lenders) at least 5 Business Days' prior written notice of the proposed Permitted Acquisition; (iii) calculations are made by the U.S. Borrower of compliance with the covenants contained in Sections 9.08, 9.09 and 9.10 for the respective Calculation Period on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions and Significant Asset Sales theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period (for this purpose, if the first day of the respective Calculation Period occurs prior to the Initial Borrowing Date, calculated as if the covenants contained in said Sections 9.08,
9.09 and 9.10 had been applicable from the first day of the Calculation Period),
(iv) based on good faith projections prepared by the U.S. Borrower for the period from the date of the consummation of the respective Permitted Acquisition to the date which is one year thereafter, the level of financial performance measured by the financial covenants set forth in Sections 9.08, 9.09 and 9.10 shall be better than or equal to such level as would be required to comply with such financial covenants through the date which is one year from the date of the consummation of the respective Permitted Acquisition; (v) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier

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date; (vi) the U.S. Borrower provides to the Administrative Agent (on behalf of the Lenders) as soon as available but not later than 5 Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition; (vii) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition (for such purpose, treating any related Permitted Acquisitions theretofore effected as a single Permitted Acquisition) does not exceed $20,000,000; (viii) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition, when aggregated with the Maximum Permitted Consideration payable in connection with all other Permitted Acquisitions consummated after the Effective Date, does not exceed $50,000,000;
(ix) after giving effect to such Permitted Acquisition and the payment of all post-closing purchase price adjustments required (in the good faith determination of the U.S. Borrower) in connection with such Permitted Acquisition (and all other Permitted Acquisitions for which such purchase price adjustments may be required to be made) and all Capital Expenditures (and the financing thereof) reasonably anticipated by the U.S. Borrower to be made in the business acquired pursuant to such Permitted Acquisition within the 180-day period (such period for any Permitted Acquisition, a "Post-Closing Period") following such Permitted Acquisition (and in the businesses acquired pursuant to all other Permitted Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition), the Total Unutilized Multicurrency Facility Revolving Loan Commitment shall equal or exceed $35,000,000; (x) such proposed Permitted Acquisition shall be effected in accordance with the relevant requirements of Section 8.18; (xi) the U.S. Borrower determines in good faith that the U.S. Borrower and its Subsidiaries taken as a whole are not likely to assume or become liable for material increased contingent liabilities as a result of such proposed Permitted Acquisition (excluding, however, Indebtedness permitted to be incurred pursuant to Section 9.04 in connection therewith); (xii) substantially all of the Acquired Entity or Business acquired pursuant to the respective Permitted Acquisition is in a Qualified Jurisdiction, provided, however, the respective proposed Permitted Acquisition shall not be required to meet the requirements set forth above in this clause (xii) if the Maximum Permitted Consideration payable in connection with such Permitted Acquisition, when aggregated with the Maximum Permitted Consideration payable in connection with all other Permitted Acquisitions consummated after the Effective Date in which all or substantially all of the Acquired Entity or Business so acquired were not in Qualified Jurisdictions, does not exceed $5,000,000; and (xiii) the U.S. Borrower shall have delivered to the Administrative Agent on the date of the consummation of such proposed Permitted Acquisition, an officer's certificate executed by an Authorized Officer of the U.S. Borrower, certifying to the best of his knowledge, compliance with the requirements of preceding clauses (i) through
(v), inclusive, and clauses (vii) through (xii), inclusive, and containing the calculations required by the preceding clauses (iii), (iv), (vii), (viii) and
(ix).

            (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other Equity Interests of any Person, all capital stock or other Equity Interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Creditors as, and to the extent required by, Section 8.11 and the relevant Security Documents.

            (c) Each Borrower shall cause each Subsidiary that is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation required by, Sections 8.11 and 9.16, to the satisfaction of the Administrative Agent.

            (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by each Borrower that the certifications by each Borrower (or by one or more of its respective Authorized Officers) pursuant to Section 8.15 are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

            8.16 Maintenance of Company Separateness. Each Borrower will, and will cause each of its Subsidiaries to, satisfy in all material respects customary Company formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of Company records. Neither the U.S. Borrower nor any other Credit Party shall make any material payment to a creditor of any Non-Guarantor Subsidiary in respect of any liability of any Non-Guarantor Subsidiary, and no bank account of any Non-Guarantor Subsidiary shall be commingled with any bank account of the U.S. Borrower or any other Credit Party. Any financial statements distributed to any creditors of any Non-Guarantor Subsidiary shall clearly establish or indicate the corporate separateness of such Non-Guarantor Subsidiary from the U.S. Borrower and its other Subsidiaries. Finally, neither the U.S. Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the Company existence of either Borrower, any other Credit Party or any Non-Guarantor Subsidiaries being ignored, or in the assets and liabilities of the U.S. Borrower or any other Credit Party being substantively consolidated with those of any other such Person or any Non-Guarantor Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

            8.17 Performance of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as, individually or in the aggregate, have not caused, and could not reasonably be expected to cause, a Default or Event of Default hereunder or a Material Adverse Effect.

            8.18 Conduct of Business. (a) The Borrowers shall take all actions so that, at all times from and after the Initial Borrowing Date, all the assets of the U.S. Borrower and its Subsidiaries located within the United States, all Equity Interests in all Domestic Subsidiaries or other U.S. Persons and all or substantially all of the business of the U.S. Borrower and its Subsidiaries conducted in the United States, are, in each case, owned or conducted, as the case may be, by the U.S. Borrower and one or more Qualified U.S. Obligors which are not direct or indirect Subsidiaries of any Subsidiary of the U.S. Borrower which is a Foreign Subsidiary, provided that if a Foreign Subsidiary (not itself created or established in contemplation of a Permitted Acquisition) is acquired pursuant to a Permitted Acquisition which Foreign Subsidiary has (either directly or through one or more Domestic Subsidiaries) assets or operations in the United States, the U.S. Borrower shall have a reasonable period of time (not to exceed 60 days) to effect the transfer of U.S. assets and operations (including all Equity Interests in any Domestic

                                      -91-

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Subsidiaries or other U.S. Persons held by it) of the respective Foreign
Subsidiary to one or more Qualified U.S. Obligors, provided further, that the respective transfer shall not be required to be made if the U.S. Borrower in good faith determines that such transfer would give rise to adverse tax consequences to the U.S. Borrower and its Subsidiaries or would give rise to any material breach or violation of law or contract (in which case, the U.S. Borrower and its Subsidiaries shall transfer such assets and operations at such time, if any, as such adverse tax consequences or breach or violation would not exist and, until such time, shall use good faith efforts so that any growth in the assets or operations of the entity so acquired, to the extent located in the United States, are made within one or more Qualified U.S. Obligors).

            (b) In addition to the foregoing requirements, the Borrowers shall take all actions so that, at all times from and after the Initial Borrowing Date, all the assets of the U.S. Borrower's Subsidiaries located within all Qualified Non-U.S. Jurisdictions, all Equity Interests in all Persons organized under any Qualified Non-U.S. Jurisdiction and all or substantially all of the business of the U.S. Borrower's Subsidiaries conducted in all Qualified Non-U.S. Jurisdictions, are, in each case, owned or conducted, as the case may be, by one or more Qualified Non-U.S. Obligors which are not direct or indirect Subsidiaries of any Subsidiary of the U.S. Borrower other than Qualified Obligors, provided that if a Subsidiary of the U.S. Borrower organized under the laws of a jurisdiction other than any Qualified Non-U.S. Jurisdiction (not itself created or established in contemplation of the respective Permitted Acquisition) is acquired pursuant to a Permitted Acquisition which Subsidiary has (either directly or through one or more Subsidiaries) assets or operations outside Qualified Non-U.S. Jurisdictions, the U.S. Borrower shall have a reasonable period of time (not to exceed 60 days) to effect the transfer of all assets and operations outside Qualified Non-U.S. Jurisdictions (including all Equity Interests in any Persons held by it which are organized under the laws of one or more Qualified Non-U.S. Jurisdiction) of the respective Subsidiary to one or more Qualified Non-U.S. Obligors which are not themselves direct or indirect Subsidiaries of any Subsidiary of the U.S. Borrower other than Qualified Obligors, provided further, that the respective transfer shall not be required to be made if the U.S. Borrower in good faith determines that such transfer would give rise to adverse tax consequences to the U.S. Borrower and its Subsidiaries or would give rise to any material breach or violation of law or contract (in which case, the U.S. Borrower and its Subsidiaries shall transfer such assets and operations at such time, if any, as such adverse tax consequences or breach or violation would not exist, and until such time shall use good faith efforts so that any growth in the assets or operations of the entity so acquired, to the extent located in the Qualified Non-U.S. Jurisdictions, are made within one or more Qualified Non-U.S. Obligors which are not themselves direct or indirect Subsidiaries of any Subsidiary of the U.S. Borrower other than Qualified Obligors).

            (c) The Borrowers shall take all actions so that all Foreign Subsidiaries that are not Qualified Non-U.S. Obligors are directly or indirectly owned by one or more Qualified Non-U.S. Obligors.

            (d) For the avoidance of doubt, it is understood and agreed that the foregoing provisions of this Section 8.18 shall not prohibit the acquisition of, or Investments in, Non-Wholly-Owned Subsidiaries as contemplated by Section 9.16(b), provided that the Equity Interest owned by the U.S. Borrower or any of its Subsidiaries in such Non-Wholly-Owned

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Subsidiaries, to the extent organized under the laws of any Qualified
Jurisdiction, shall be subject to the requirements of preceding clauses (a), (b) and (c).

            8.19 European Receivables Facility. The European Receivables Facility (and all agreements relating thereto (other than agreements pursuant to which Batteries Funding Limited (x) is administered, (y) collects payments on receivables owned by the U.S. Borrower and its Subsidiaries on their behalf and
(z) transfers or arranges for the transfer of all such collected funds to the U.S. Borrower and its Subsidiaries)) shall be terminated within 30 days after the Initial Borrowing Date.

            SECTION 9. Negative Covenants. Each Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder, are paid in full:

            9.01 Changes in Business; etc. (a) The U.S. Borrower and its Subsidiaries will not engage in any business other than a Permitted Business.

            (b) Notwithstanding anything to the contrary contained above in this Section or elsewhere in this Agreement, at no time shall the U.S. Borrower or any Subsidiary of the U.S. Borrower be an obligor or an obligee with respect to any Intercompany Debt, unless each obligor (including each Person which is a guarantor thereof) and each obligee with respect thereto are party to the Intercompany Subordination Agreement; provided, however, that the provisions hereof shall not apply to those Non-Wholly Owned Subsidiaries listed on Part D of Schedule XI.

            9.02 Consolidation; Merger; Sale or Purchase of Assets; etc. Neither Borrower will, nor will permit any of its respective Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than repayments in cash of Indebtedness (including, without limitation, Intercompany Debt) and other obligations not otherwise prohibited under this Agreement), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person or agree to do any of the foregoing at any future time, except that the following shall be permitted:

            (i) the U.S. Borrower and its Subsidiaries may lease (as lessee) or license (as licensee) real or personal property (including intellectual property), and may terminate such leases or licenses, all in the ordinary course of business (so long as any such lease or license does not create a Capitalized Lease Obligation, except to the extent permitted by Section 9.04(iv));

            (ii) Capital Expenditures by the U.S. Borrower and its Subsidiaries to the extent not in violation of Section 9.12;

            (iii) Investments permitted pursuant to Section 9.05;

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            (iv) the U.S. Borrower and its Subsidiaries may, in the ordinary course of business, sell or otherwise dispose of assets (excluding capital stock of, or other Equity Interests in, Subsidiaries and joint ventures) which, in the reasonable opinion of such Person, are obsolete, uneconomic or worn-out;

            (v) the U.S. Borrower and its Subsidiaries may sell assets (other than the capital stock or other Equity Interests of any Wholly-Owned Subsidiary unless all of the capital stock or other Equity Interests of such Wholly-Owned Subsidiary are sold in accordance with this clause (v)), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm's-length transaction and the U.S. Borrower or the respective Subsidiary receives at least Fair Market Value, (x) except for customary post-closing adjustments (to be paid in cash within 180 days following the closing of the respective sale or disposition), at least 75% of the total consideration received by the U.S. Borrower or such Subsidiary is paid in cash at the time of the closing of such sale or disposition, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(c) and
      (z) the aggregate amount of the proceeds (taking the amount of cash and Cash Equivalents, and the Fair Market Value, as determined in good faith by the U.S. Borrower, of all other consideration) received from all assets sold pursuant to this clause (v) shall not exceed $10,000,000 in any Fiscal Year of the U.S. Borrower;

            (vi) each of the U.S. Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

            (vii) each of the U.S. Borrower and its Subsidiaries may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of the business of the U.S. Borrower or any of its Subsidiaries, in each case so long as no such grant otherwise affects the Collateral Agent's security interest in the asset or property subject thereto;

            (viii) transfers of assets (v) among the Qualified U.S. Obligors,
      (w) among the Qualified Non-U.S. Obligors, (x) by any Subsidiary of the U.S. Borrower to any Qualified U.S. Obligor, (y) by any Foreign Subsidiary of the U.S. Borrower to any Qualified Non-U.S. Obligor and (z) by any Foreign Subsidiary of the U.S. Borrower (other than a Qualified Non-U.S. Obligor) to any Wholly-Owned Foreign Subsidiary of the U.S. Borrower, in the case of any such transfer, so long as (I) no Default and no Event of Default then exists or would exist immediately after giving effect to the respective transfer, (II) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the relevant Security Documents in the assets so transferred shall remain in full force and effect and perfected and enforceable (to at least the same extent as in effect immediately prior to such transfer) and (III) if the respective transferor is party to a Guaranty, the nature and scope of the obligations of such transferor under its Guaranty are substantially identical to the nature and scope of the obligations of the respective transferee under its Guaranty;

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            (ix) (x) any Domestic Subsidiary of the U.S. Borrower may be merged, consolidated or liquidated with or into the U.S. Borrower (so long as the U.S. Borrower is the surviving corporation of such merger, consolidation or liquidation) or any U.S. Subsidiary Guarantor (so long as a U.S. Subsidiary Guarantor is the surviving corporation of such merger, consolidation or liquidation), (y) any Qualified Non-U.S. Obligor may be merged, consolidated or liquidated with or into any other Qualified Non-U.S. Obligor and (z) any Foreign Subsidiary of the U.S. Borrower
      (other than a Qualified Non-U.S. Obligor) may be merged, consolidated or liquidated with or into any Wholly-Owned Foreign Subsidiary of the U.S. Borrower, so long as such Wholly-Owned Foreign Subsidiary is the surviving corporation of such merger, consolidation or liquidation; provided that any such merger, consolidation or liquidation shall only be permitted pursuant to this clause (ix), so long as (I) no Default and no Event of Default then exists or would exist immediately after giving effect thereto, (II) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors in the assets (and Equity Interests) of any such Person subject to any such transaction shall remain in full force and effect and perfected and enforceable (to at least the same extent as in effect immediately prior to such merger, consolidation or liquidation) and (III) if the Person to be merged, consolidated or liquidated into another Person as contemplated above is party to a Guaranty, the nature and scope of the obligations of such Person under its Guaranty are substantially identical to the nature and scope of the obligations of such other Person under its Guaranty;

            (x) the U.S. Borrower and its Subsidiaries may transfer inventory in a cash transfer to Wholly-Owned Subsidiaries of the U.S. Borrower that are not Qualified Obligors, in each case so long as (I) any such transfer is made in the ordinary course of its business and consistent with past practice of the U.S. Borrower and its Subsidiaries as in effect on the Effective Date, (II) if the respective transfer is being made to any Credit Party, all actions needed to maintain the perfection, priority and enforceability of the security interests, if any, of the Collateral Agent in the assets so transferred are taken at the time of the respective transfer, (III) the U.S. Borrower reasonably determines that the transfer is not reasonably likely to be adverse to the interests of the Lenders in any material respect and (IV) no Default and no Event of Default then exists or would exist immediately after giving effect to the respective transfer;

            (xi) so long as no Default and no Event of Default exists at the time of the respective transfer or immediately after giving effect thereto, Qualified Obligors shall be permitted to transfer additional assets (other than inventory, cash, Cash Equivalents and Equity Interests in any Credit Party) to other Subsidiaries of the U.S. Borrower, so long as cash in an amount at least equal to the Fair Market Value of the assets so transferred is received by the respective transferor;

            (xii) the U.S. Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are useful in a Permitted Business;

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            (xiii) each of the Borrowers and the Subsidiary Guarantors shall be permitted to make Permitted Acquisitions, so long as such Permitted Acquisitions are effected in accordance with the requirements of Section 8.15;

            (xiv) each of the U.S. Borrower and its Subsidiaries may sell or liquidate Cash Equivalents, in each case for cash at fair market value (as reasonably determined by the U.S. Borrower or the respective Subsidiary);

            (xv) the U.S. Borrower and its Subsidiaries may sell inventory to their respective customers in the ordinary course of business;

            (xvi) the U.S. Borrower and its Subsidiaries may consummate the asset sales described on Part A of Schedule XVII hereto, so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale (other than the Maple Ontario Property Sale) is in an arm's-length transaction and the U.S. Borrower or the respective Subsidiary receives at least Fair Market Value, (x) except for customary post-closing adjustments (to be paid in cash within 180 days following the closing of the respective sale or disposition), immediately after giving effect to each such sale or disposition, at least 75% of the total consideration received by the U.S. Borrower or such Subsidiary for all sales or dispositions consummated pursuant to this Section 9.02(xvi) shall have been cash paid at the time of the closing of such sales or dispositions, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(c) and (z) the aggregate amount of the proceeds (taking the amount of cash and Cash Equivalents, and the Fair Market Value, as determined in good faith by the U.S. Borrower, of all other consideration) received from all assets sold pursuant to this clause (xvi) shall not exceed $130,000,000;

            (xvii) Exide Italia may sell receivables in accordance with past practices pursuant to the Fiat Factoring Agreement, so long as (x) each such sale is in an arm's-length transaction and Exide Italia receives at least 95% of the face amount of the receivables sold, (y) Exide Italia receives 100% cash consideration at the time of each sale, and (z) the aggregate amount of uncollected receivables that have been sold pursuant to such agreement shall not exceed $20,000,000 at any time; and

            (xviii) the U.S. Borrower and/or any of its Domestic Subsidiaries party to an Additional Factoring Agreement may sell receivables pursuant to such Additional Factoring Agreement (after the execution thereof), so long as (x) each such sale is in an arm's-length transaction and the U.S. Borrower and/or any of its Domestic Subsidiaries party to the Additional Factoring Agreement receives (I) at least 95% of the face amount of the receivables sold and (II) 100% cash consideration at the time of each sale, and (y) the aggregate amount of uncollected receivables that have been sold pursuant to all Additional Factoring Agreements shall not exceed $15,000,000 at any time.

Notwithstanding anything to the contrary contained above in this Section 9.02, in no event shall the U.S. Borrower or any of its Subsidiaries (x) enter into any sale-leaseback transactions or (y) at any time after the Initial Borrowing Date, sell any receivables pursuant to the European Receivables Facility. The foregoing provisions of this Section 9.02 are subject to continued

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compliance by the Borrowers and their Subsidiaries with the requirements of
Sections 8.18, 9.01 and 9.16. To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.02, such Collateral (unless transferred to the U.S. Borrower or a Subsidiary thereof) shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

            9.03 Liens. Neither Borrower will, nor will permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the U.S. Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the U.S. Borrower or any of its Subsidiaries) or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.03 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

            (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with U.S. GAAP;

            (ii) Liens in respect of property or assets of the U.S. Borrower or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens and other similar Liens arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the U.S. Borrower or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

            (iii) Liens created by or pursuant to this Agreement and the Security Documents;

            (iv) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule IX, but only to the respective date, if any, set forth in such Schedule IX for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the U.S. Borrower or any of its Subsidiaries;

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            (v) Liens (x) arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 10.09,
      (y) arising in connection with the deposit or payment of cash or other Property with or to any court or other governmental authority in connection with any pending claim or litigation and (z) arising in connection with the deposit of cash or other Property in connection with the issuance of stay and appeal bonds, provided that the Fair Market Value of all Property (including cash) pledged, paid and/or deposited by the U.S. Borrower or any of its Subsidiaries pursuant to this clause (v) shall not exceed $25,000,000 at any time;

            (vi) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business of the U.S. Borrower and its Subsidiaries in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance by the U.S. Borrower and its Subsidiaries of tenders, statutory obligations (other than excise taxes not described in Section 9.03(i)), surety and customs bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance bonds and other similar obligations incurred in the ordinary course of business (exclusive of (I) obligations for the payment of Indebtedness and (II) stay and appeal bonds and other obligations in respect of litigation, arbitration or similar claims or otherwise of the types described in Section 9.03(v) above) or
      (z) to secure the performance by the U.S. Borrower and its Subsidiaries of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices;

            (vii) licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of the U.S. Borrower or any of its Subsidiaries;

            (viii) (x) Permitted Encumbrances and (y) easements, rights-of-way, restrictions, encroachments, municipal and zoning ordinances and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the U.S. Borrower or any of its Subsidiaries;

            (ix) Liens arising from or related to precautionary UCC or like personal property security financing statements regarding operating leases (if any) entered into by the U.S. Borrower and its Subsidiaries in the ordinary course of business;

            (x) Liens upon assets of the U.S. Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations permitted pursuant to Section 9.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the U.S. Borrower or any of its Subsidiaries;

            (xi) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 30 days after the respective purchase) of assets acquired after the Initial Borrowing Date by the U.S. Borrower and its Subsidiaries, provided that (x) any such Liens attach only to the assets so purchased, (y) the Indebtedness secured by any such Lien does not exceed 100% of the Fair Market Value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (z) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 9.04(iv);

            (xii) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the U.S. Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(vi), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the U.S. Borrower or any of its Subsidiaries;

            (xiii) restrictions imposed in the ordinary course of business and consistent with past practices on the sale or distribution of designated inventory pursuant to agreements with customers under which such inventory is consigned by the customer or such inventory is designated for sale to one or more customers;

            (xiv) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

            (xv) Liens securing Permitted Refinancing Indebtedness permitted pursuant to Section 9.04(vii) to the extent such Liens comply with clause
      (b)(ii) of the definition of Permitted Refinancing Indebtedness;

            (xvi) Liens on the assets of a Designated Foreign Subsidiary securing Indebtedness incurred by such Designated Foreign Subsidiary in accordance with the terms of Section 9.04(viii), so long as any such Liens only attach to the assets of the relevant Designated Foreign Subsidiary incurring such Indebtedness;

            (xvii) other Liens of the U.S. Borrower or any Subsidiary of the U.S. Borrower that (x) were not incurred in connection with borrowed money, (y) do not encumber any Property of the U.S. Borrower or any of its Subsidiaries the Fair Market Value of which exceeds the amount of the Indebtedness or other obligations secured by such Property or materially impair the use of such Property in the operation of the business of the U.S. Borrower or such Subsidiary and (z) do not secure obligations in excess of $10,000,000 in the aggregate for all such Liens;

            (xviii) Liens on assets of any Subsidiary of the U.S. Borrower acquired as a result of a Permitted Acquisition and securing only Permitted Acquired Debt of such Subsidiary, so long as such Liens apply only to assets of the Subsidiary so acquired (and so long as additional assets of such Subsidiary are not granted as security following, or in contemplation of, the respective Permitted Acquisition);

            (xix) sales of accounts receivables by (x) Exide Italia pursuant to the Fiat Factoring Agreement and (y) the U.S. Borrower and/or any of its Domestic Subsidiaries party to an Additional Factoring Agreement pursuant to such Additional Factoring Agreement (after the execution thereof);

            (xx) if, and only to the extent agreed to by the Administrative Agent in its sole discretion, second-priority Liens, expressly subordinate to the Liens granted in favor of the Secured Creditors pursuant to the Security Documents, on assets of the U.S. Borrower and/or any of its Domestic Subsidiaries granted in favor of a Plan enforceable by the PBGC in connection with the U.S. Borrower's requested waiver of the minimum funding requirements under ERISA, as described on Schedule V; and

            (xxi) Liens arising under the general business conditions of a German credit institution with which a Credit Party or any of its Subsidiaries maintains a banking relationship in the ordinary course of business.

In connection with the granting of Liens of the type described in clauses (iv),
(x), (xi), (xii), (xvi) and (xvii) of this Section 9.03 by the U.S. Borrower or any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized, at the request of either Borrower, to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the assets subject to such Liens).

            9.04 Indebtedness. Neither Borrower will, nor will permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

            (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

            (ii) Scheduled Existing Indebtedness (but not of Designated Foreign Subsidiaries) outstanding on the Initial Borrowing Date and listed on
      Schedule IV, without giving effect to any subsequent extension, renewal or refinancing thereof, except that Scheduled Existing Indebtedness may be refinanced through one or more issuances of Permitted Refinancing Indebtedness in accordance with Section 9.04(vii) below;

            (iii) Indebtedness of the Borrowers under Interest Rate Protection Agreements entered into to protect them against fluctuations in interest rates in respect of Indebtedness otherwise permitted under this Agreement, so long as the entering into of such Interest Rate Protection Agreements are bona fide hedging activities and are not for speculative purposes;

            (iv) Capitalized Lease Obligations and Indebtedness of the U.S. Borrower and its Subsidiaries representing purchase money Indebtedness secured by Liens permitted pursuant to Section 9.03(xi), provided that (i) all such Capitalized Lease Obligations are permitted under Section 9.12 and (ii) the sum of (x) the aggregate Capitalized Lease Obligations outstanding at any time pursuant to this clause 9.04(iv) plus (y) the aggregate principal amount of such purchase money Indebtedness outstanding at any time shall not exceed $25,000,000;

            (v) intercompany Indebtedness of the U.S. Borrower and its Subsidiaries to the extent permitted by Section 9.05(vi);

            (vi) Indebtedness of a Subsidiary of the U.S. Borrower acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), provided that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (y) the aggregate principal amount of all Indebtedness outstanding pursuant to this clause (vi) at any time (such Indebtedness described above in this Section 9.04(vi) being called "Permitted Acquired Debt"), when added to the aggregate principal amount of Permitted Refinancing Indebtedness outstanding pursuant to Section 9.04(vii) at any time (except to the extent incurred to refinance Scheduled Existing Indebtedness and successive refinancings thereof), shall not exceed $50,000,000;

            (vii) Permitted Refinancing Indebtedness, so long as (x) no Default or Event of Default is in existence at the time of the incurrence of such Permitted Refinancing Indebtedness and immediately after giving effect thereto and (y) the aggregate principal amount of Permitted Refinancing Indebtedness outstanding pursuant to this clause (vii) at any time (except to the extent incurred to refinance Scheduled Existing Indebtedness and successive refinancings thereof), when added to the aggregate principal amount of Permitted Acquired Debt outstanding pursuant to Section 9.04(vi) at any time, shall not exceed $50,000,000;

            (viii) Indebtedness of Designated Foreign Subsidiaries of the U.S. Borrower under lines of credit to any such Designated Foreign Subsidiary from Persons other than the U.S. Borrower or any of its Subsidiaries, the proceeds of which Indebtedness are used for such Designated Foreign Subsidiary's working capital and other general corporate purposes, provided that the aggregate principal amount of all such Indebtedness outstanding at any time shall not exceed $20,000,000;

            (ix) Indebtedness of the U.S. Borrower under Shareholder Subordinated Notes issued pursuant to Section 9.06(ii), so long as the aggregate outstanding principal amount of Shareholder Subordinated Notes does not at any time exceed $5,000,000;

            (x) additional unsecured Indebtedness of the U.S. Borrower consisting of unsecured guarantees by such Borrower of (x) obligations (which guaranteed obligations do not themselves constitute Indebtedness) of one or more Wholly-Owned Subsidiaries of the U.S. Borrower, (y) leases pursuant to which one or more Wholly-Owned Subsidiaries of the U.S. Borrower are the respective lessees and (z) Indebtedness of Wholly-Owned Subsidiaries of the U.S. Borrower of the type permitted pursuant to
      Section 9.04(xiv);

            (xi) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within five Business Days of the incurrence thereof;

            (xii) Indebtedness in respect of Other Hedging Agreements and Commodity Agreements to the extent permitted by Section 9.05(xii);

            (xiii) (x) Indebtedness of the U.S. Borrower or any of its Subsidiaries evidenced by completion guarantees and performance and surety bonds (but excluding (I) such guarantees and bonds issued to support other Indebtedness and (II) appeal, performance and other bonds and/or guaranties issued in respect of obligations arising in connection with litigation, arbitration or similar claims) incurred in the ordinary course of business for purposes of insuring the performance of the U.S. Borrower or such Subsidiary of its contractual obligations and (y) Indebtedness of the U.S. Borrower or any of its Subsidiaries evidenced by appeal, performance and other bonds and/or guaranties issued in respect of obligations arising in connection with litigation, arbitration or similar claims for purposes of insuring the performance of the U.S. Borrower or such Subsidiary in an aggregate amount not to exceed $25,000,000 at any time outstanding;

            (xiv) Indebtedness of Foreign Subsidiaries of the U.S. Borrower under bank guaranties and letters of credit issued by financial institutions (on behalf of such Foreign Subsidiaries) and required by governmental laws, orders and regulations in an aggregate amount not to exceed $15,000,000 at any time;

            (xv) additional unsecured Indebtedness of the U.S. Borrower and its Subsidiaries not otherwise permitted hereunder not exceeding $40,000,000 in aggregate principal amount at any time outstanding, provided that no such additional Indebtedness shall be incurred at any time a Default or Event of Default then exists or would result therefrom;

            (xvi) Indebtedness of any Wholly-Owned Foreign Subsidiary of the U.S. Borrower owed to any Qualified Obligor constituting the purchase price in respect of intercompany transfers of goods in the ordinary course of business and consistent with past practices, so long as (i) such intercompany transfer of goods is permitted by Section 9.02, (ii) any such Indebtedness is represented by a promissory note, which is pledged to the Collateral Agent pursuant to the relevant Pledge Agreement and (iii) such intercompany Indebtedness is permitted by Section 9.05(vi);

            (xvii) Mercolec, so long as same is a Wholly-Owned Subsidiary of Exide B.V. and, following the merger of Mercolec with and into Exide B.V., Exide B.V., may be the obligor or obligee with respect to intercompany Indebtedness owed (I) by Mercolec or Exide B.V., as the case may be, to the Wholly-Owned Foreign Subsidiaries of the U.S. Borrower or (II) to Mercolec or Exide B.V., as the case may be, by the Wholly-Owned Foreign Subsidiaries of the U.S. Borrower, in each case in connection with the cash management arrangements, including, without limitation, cash pooling arrangements, in effect with respect to the European Borrower and its Wholly-Owned Subsidiaries, so long as (i) with respect to any Wholly-Owned Foreign Subsidiary of the U.S. Borrower which is a net debtor of Mercolec or Exide B.V., as the case may be (after giving effect to all intercompany transfers of funds), any such intercompany Indebtedness is incurred in the ordinary course of business to fund ongoing working capital requirements of such Wholly-Owned Foreign Subsidiary, (ii) each intercompany advance made by Mercolec or Exide B.V., as the case may be, and/or any Wholly-Owned Foreign Subsidiary of the U.S. Borrower pursuant to this clause (xvii) shall be subject to subordination as, and to the extent, required by the Intercompany Subordination Agreement, (iii) to the extent a

      Wholly-Owned Foreign Subsidiary that is not a Qualified Obligor is the obligor with respect to any such intercompany Indebtedness, the aggregate amount of all such intercompany Indebtedness owed by all such Wholly-Owned Foreign Subsidiaries in excess of $5,000,000 at any time (owed to Mercolec or Exide B.V., as the case may be, by such Wholly-Owned Foreign Subsidiary) shall be treated as an Investment and shall only be permitted if independently justified by Section 9.05 (other than by clause (s) of Section 9.05 (vi) and (iv) any intercompany Indebtedness incurred in reliance of this clause (xvii) shall cease to be permitted hereunder if the obligor or obligee thereunder ceases to constitute a Qualified Obligor or a Wholly-Owned Foreign Subsidiary of the U.S. Borrower, as the case may be;

            (xviii) up to $20,000,000 of Indebtedness of Exide Italia at any time outstanding pursuant to the Fiat Factoring Agreement; and

            (xix) up to an aggregate amount of $15,000,000 of Indebtedness of the U.S. Borrower and/or any of its Domestic Subsidiaries party to an Additional Factoring Agreement at any time outstanding pursuant to all Additional Factoring Agreements (after the execution thereof).

            9.05 Advances; Investments; Loans. Neither Borrower will, nor will permit any of its Subsidiaries to, directly or indirectly, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other Equity Interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (each of the foregoing an "Investment" and, collectively, "Investments"), except:

            (i) the U.S. Borrower and its Subsidiaries may acquire and hold Cash Equivalents;

            (ii) the U.S. Borrower and its Subsidiaries may acquire and hold receivables and chattel paper owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of the U.S. Borrower or such Subsidiary;

            (iii) the U.S. Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers, trade creditors, licensees, licensors and customers and in good faith settlement of delinquent obligations of, and other disputes with, suppliers, trade creditors, licensees, licensors and customers arising in the ordinary course of business;

            (iv) Interest Rate Protection Agreements entered into in compliance with Section 9.04(iii) shall be permitted;

            (v) (x) Investments constituting Intercompany Scheduled Existing Indebtedness in existence on the Initial Borrowing Date (and any refinancings thereof permitted pursuant to Section 9.04(vii) and consistent with the definition of Permitted Refinancing Indebtedness) and
      (y) such other Investments in existence on the Initial Borrowing Date and listed on Schedule VI (without giving effect to any additions thereto or replacements thereof); provided that any additional Investments made with respect to the Investments described in preceding subclause (y) shall be permitted only if independently justified under the other provisions of this Section 9.05;

            (vi) (s) intercompany Indebtedness may be incurred pursuant to
      Section 9.04(xvii), (t) Intercompany Loans may be made in accordance with the requirements of Section 5.08, (u) Qualified U.S. Obligors may make intercompany loans to each other, (v) Qualified Non-U.S. Obligors may make intercompany loans to each other, (w) Qualified U.S. Obligors may make intercompany loans to any Qualified Non-U.S. Obligor, (x) Qualified Obligors may make intercompany loans to any Foreign Subsidiary of the U.S. Borrower that is not a Qualified Obligor, (y) any Wholly-Owned Foreign Subsidiary of the U.S. Borrower may make intercompany loans to any Qualified Obligor and (z) Non-Guarantor Subsidiaries may make intercompany loans to each other and to any Foreign Credit Party, provided that (I) unless the respective obligor under such intercompany loan reasonably determines that the execution, delivery and performance of an Intercompany
      Note is prohibited by, or that such Intercompany Note would not be enforceable against such obligor under, applicable local law, any such intercompany loan made pursuant to this clause (vi) (other than any such loan made to a Non-Wholly Owned Subsidiary) shall be evidenced by an Intercompany Note or by such other documentation as may be acceptable to the Administrative Agent, (II) at no time shall the aggregate outstanding principal amount of all such intercompany loans made pursuant to subclause
      (w) of this clause (vi) above (exclusive of loans made to Qualified Non-U.S. Obligors which are promptly on-lent by such Qualified Non-U.S. Obligors to Foreign Subsidiaries that are not Qualified Obligors in reliance on subclause (x) above), when added to the aggregate amount of cash equity contributions made pursuant to (and in reliance on) Section 9.05(viii)(y), exceed $50,000,000 (determined without regard to write-downs or write-offs thereof), (III) at no time shall the aggregate outstanding principal amount of all such intercompany loans made pursuant to subclause (x) of this clause (vi) above, when added to the aggregate amount of cash equity contributions made pursuant to (and in reliance on)
      Section 9.05(viii)(z), exceed $30,000,000 (determined without regard to write-downs or write-offs thereof), (IV) no intercompany loans may be made pursuant to subclause (w) or (x) of this clause (vi) at any time any Default or any Event of Default is in existence (or would be in existence after giving effect thereto), (V) each intercompany loan made pursuant to this clause (vi) shall be subject to subordination as, and to the extent, required by the Intercompany Subordination Agreement and (VI) any intercompany loans made pursuant to this clause (vi) shall cease to be permitted hereunder if the obligor or obligee thereunder ceases to constitute a Qualified Obligor or a Foreign Subsidiary of the U.S. Borrower as contemplated above;

            (vii) (x) loans by the U.S. Borrower and its Subsidiaries to officers, employees and directors of the U.S. Borrower and its Subsidiaries for bona fide business purposes, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount not to exceed $2,000,000 at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall be permitted and (y) advances of reimbursable expenses by the U.S. Borrower and its Subsidiaries to officers, employees and directors of the U.S. Borrower and its Subsidiaries for bona fide purposes, in each case incurred in the ordinary course of business;

            (viii) (u) any Wholly-Owned Foreign Subsidiary of the U.S. Borrower may make cash common equity contributions to any Qualified Obligor, (v) any Qualified U.S. Obligor may make cash common equity contributions to any of its direct Wholly-Owned Subsidiaries that is a Qualified U.S. Obligor, (w) any Qualified Non-U.S. Obligor may make cash common equity contributions to any of its direct Wholly-Owned Subsidiaries that is a Qualified Non-U.S. Obligor, (x) any Non-Guarantor Subsidiary may make cash common equity contributions to any of its direct Wholly-Owned Subsidiaries that is a Non-Guarantor Subsidiary or a Foreign Credit Party, (y) any Qualified U.S. Obligor may make cash common equity contributions to any of its direct Wholly-Owned Subsidiaries that is Qualified Non-U.S. Obligor, and (z) any Qualified Obligor may make cash common equity contributions to any of their respective direct Foreign Subsidiaries that is not a Qualified Obligor; provided that (I) at no time shall the aggregate amount of the cash common equity contributions made pursuant to subclause (y) of this clause (viii) (exclusive of (A) cash contributions made to a Qualified Non-U.S. Obligor which are promptly contributed, in turn, to a Foreign Subsidiary of such Qualified Non-U.S. Obligor that is not a Qualified Obligor in reliance on subclause (z) above and (B) cash contributions made by the U.S. Borrower to the European Borrower which are promptly utilized to make voluntary prepayments of Term Loans), when added to the aggregate outstanding principal amount of all intercompany loans made pursuant to subclause (w) of clause (vi) above (determined without regard to write-downs or write-offs thereof), exceed $50,000,000, (II) at no time shall the aggregate amount of the cash common equity contributions made pursuant to subclause (z) of this clause (viii), when added to the aggregate outstanding principal amount of all intercompany loans made pursuant to subclause (x) of clause (vi) above (determined without regard to write-downs or write-offs thereof), exceed $30,000,000 and (III) no contributions may be made pursuant to subclause (y) or (z) of this clause
      (viii) at any time any Default or any Event of Default is in existence (or would be in existence after giving effect thereto);

            (ix) the Borrowers and the Subsidiary Guarantors may make Permitted Acquisitions in accordance with the relevant requirements of Section 8.15 and the component definitions therein;

            (x) the U.S. Borrower and its Subsidiaries may own the capital stock of, or other Equity Interests in, their respective Subsidiaries created or acquired in accordance with the terms of this Agreement;

            (xi) the U.S. Borrower and its Subsidiaries may acquire and hold non-cash consideration issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by Sections 9.02(v) and
      (xvi);

            (xii) the U.S. Borrower and its Subsidiaries may enter into (x) Other Hedging Agreements in the ordinary course of business providing protection against fluctuations in currency values in connection with the operations of the U.S. Borrower or any of its Subsidiaries and (y) Commodity Agreements in the ordinary course of business having a tenor of no more than 14 months, providing protection against fluctuations in prices of commodities used in the operations of the U.S. Borrower and its Subsidiaries, provided that the U.S. Borrower and its Subsidiaries shall not enter into a Commodity Agreement with respect to any commodity if the amount hedged pursuant to such Commodity Agreement (when aggregated with all other Commodity Agreements then in effect with respect to such commodity) would exceed 50% of the U.S. Borrower's and its Subsidiaries' projected purchases of such commodity from third parties (as determined in good faith by the management of the U.S. Borrower or such Subsidiary) for the immediately succeeding 14-month period, in each case described in clause (x) or (y) above, so long as management of the U.S. Borrower or such Subsidiary, as the case may be, has determined in good faith that the entering into of such Other Hedging Agreements or Commodity Agreements, as the case may be, are bona fide hedging activities and are not for speculative purposes;

            (xiii) the U.S. Borrower may acquire and hold obligations of one or more officers, directors or other employees of the U.S. Borrower or any of its Subsidiaries in connection with such officers', directors' or employees' acquisition of shares of capital stock of the U.S. Borrower, so long as no cash is paid by the U.S. Borrower or any of its Subsidiaries to such officers, directors or employees in connection with the acquisition of any such obligations;

            (xiv) Investments constituting guaranties permitted by Section 9.04; and

            (xv) so long as no Default or Event of Default then exists or would result therefrom, the U.S. Borrower and its Subsidiaries may make Investments not otherwise permitted by clauses (i) through (xiv) of this
      Section 9.05 in an aggregate amount not to exceed $30,000,000 (determined without regard to any write-downs or write-offs thereof).

            9.06 Restricted Payments; etc. Neither Borrower will, nor will permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in non-redeemable common stock or comparable common equity interests of the U.S. Borrower or any such Subsidiary, as the case may
be) or return any equity capital to, its stockholders, partners, members or other equity holders or authorize or make any other distribution, payment or delivery of property or cash (other than reasonable and customary professional fees and expenses, and indemnification claims, of directors and/or officers of the U.S. Borrower paid by the U.S. Borrower) to its stockholders, partners, members or other equity holders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock or other Equity Interests, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares or other Equity Interests), or set aside any funds for any of the foregoing purposes, and neither Borrower will permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other Equity Interests of the U.S. Borrower or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock or other Equity Interests) (all of the foregoing "Dividends") or make any payments in respect of any outstanding Shareholder Subordinated Notes or Intercompany Debt, except that:

            (i) (x) any Subsidiary of the U.S. Borrower may pay Dividends to the U.S. Borrower or any Wholly-Owned Subsidiary of the U.S. Borrower and (y) any non-Wholly-Owned Subsidiary of the U.S. Borrower may pay cash Dividends to its shareholders generally so long as the U.S. Borrower or its respective Subsidiary which owns the Equity Interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the Equity Interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary); provided that any Dividend made pursuant to preceding clause (x) to any Wholly-Owned Subsidiary that is not a Credit Party may only be made if (A)
      (I) no Default and no Event of Default then exists or would result therefrom and (II) such Wholly-Owned Subsidiary promptly distributes and/or transfer any Property received pursuant to such Dividend (directly or indirectly through other Wholly-Owned Subsidiaries) to a Credit Party or (B) the Subsidiary making such Dividend is not a Credit Party;

            (ii) the U.S. Borrower may redeem or purchase shares of U.S. Borrower Common Stock or options to purchase U.S. Borrower Common Stock, as the case may be, held by former officers or employees of the U.S. Borrower or any of its Subsidiaries following the death, disability, retirement or termination of employment of such officers or employees, provided that (w) the only consideration paid by the U.S. Borrower in respect of such redemptions and/or purchases shall be cash and Shareholder Subordinated Notes, (x) the sum of (A) the aggregate amount paid by the U.S. Borrower in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of all principal and interest payments made on Shareholder Subordinated Notes, shall not exceed $500,000 in any Fiscal Year of the U.S. Borrower, and (z) at the time of any redemption or purchase pursuant to this Section 9.06(ii), no Default or Event of Default shall then exist or result therefrom;

            (iii) the Transaction shall be permitted to be consummated in accordance with the relevant requirements of this Agreement;

            (iv) the U.S. Borrower and its Subsidiaries may make payments with respect to Intercompany Debt, so long as the respective payment is permitted to be made in accordance with the terms of the Intercompany Subordination Agreement;

            (v) the U.S. Borrower may make payments of interest and principal on the Shareholder Subordinated Notes in accordance with the terms thereof, so long as the sum of (A) the aggregate amount paid by the U.S. Borrower in cash in respect of all redemptions and/or purchases of U.S. Borrower Common Stock pursuant to Section 9.06(ii) plus (B) the aggregate amount of all principal and interest payments made on Shareholder Subordinated Notes, does not exceed $500,000 in any Fiscal Year of the U.S. Borrower;

            (vi) the U.S. Borrower may pay regularly scheduled Dividends on its Qualified Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of such Qualified Preferred Stock rather than in cash;

            (vii) the U.S. Borrower may redeem or purchase shares of U.S. Borrower Common Stock or warrants to purchase U.S. Borrower Common Stock, as the case may be, issued to Wholly-Owned Subsidiaries of the U.S. Borrower pursuant to the Plan of Reorganization;

            (viii) the U.S. Borrower may issue shares of U.S. Borrower Common Stock (A) upon the exercise of Plan Warrants, (B) to satisfy Disputed Claims pursuant to the Plan of Reorganization and (C) to holders of Prepetition Credit Facility Claims (as defined in the Plan of Reorganization) in the event of an Additional Class P4 Distribution (if any) pursuant to the Plan of Reorganization; and

            (ix) the U.S. Borrower may issue additional Plan Warrants in the event of an Additional Class P4 Distribution (if any) pursuant to the Plan of Reorganization.

            9.07 Transactions with Affiliates. Neither Borrower will, nor will permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate of the U.S. Borrower or any of its Subsidiaries other than in the ordinary course of business and on terms and conditions substantially as favorable to such Borrower or such Subsidiary as would be reasonably expected to be obtainable by such Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided that the following shall in any event be permitted: (i) the Transaction; (ii) intercompany transactions among the U.S. Borrower and its Subsidiaries to the extent expressly permitted by Sections 9.02, 9.04, 9.05 and 9.06; (iii) the payment of consulting or other fees to the U.S. Borrower by any of its Subsidiaries in the ordinary course of business; (iv) customary fees to non-officer directors of the U.S. Borrower and its Subsidiaries; (v) the U.S. Borrower and its Subsidiaries may enter into employment and severance arrangements with respect to the procurement of services with their respective officers and employees in the ordinary course of business; (vi) Dividends may be paid by the U.S. Borrower to the extent permitted by Section 9.06; (vii) the payment of customary fees (excluding management fees) to the Agents and their Affiliates for services rendered (including, without limitation, any underwriting discounts and commissions); and (viii) transactions between the U.S. Borrower and/or any of its Subsidiaries and their respective Affiliates listed on Schedule XIII hereto. In no event shall any management, consulting or similar fee be paid or payable by the U.S. Borrower or any of its Subsidiaries to any Affiliate (other than the U.S. Borrower or any other Credit Party), except as specifically provided in this Section 9.07.

            9.08 Consolidated Interest Coverage Ratio. The U.S. Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ended after the Initial Borrowing Date to be less than 3.5 to 1.0. For purposes of making determinations of compliance with this Section 9.08 pursuant to Section 8.15(a) only, the Consolidated Interest Coverage Ratio shall be calculated on a Pro Forma Basis.

            9.09 Leverage Ratio. The U.S. Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                   Period                                     Ratio
-----------------------------------------------              --------
Initial Borrowing Date to and including the day              3.50:1.0
occurring prior to the last day of the 3rd
Fiscal Quarter of Fiscal Year 2005

Last day of the 3rd Fiscal Quarter of Fiscal                 3.25:1.0
Year 2005 to and including the day occurring
prior to the last day of 3rd Fiscal Quarter of
Fiscal Year 2006

Last day of the 3rd Fiscal Quarter of Fiscal                 3.00:1.0
Year 2006 to and including the day occurring
prior to the last day of 3rd Fiscal Quarter of
Fiscal Year 2007

Last day of 3rd Fiscal Quarter of Fiscal Year                2.50:1.0
2007 and thereafter

            9.10 Minimum Consolidated EBITDA. The U.S. Borrower will not permit Consolidated EBITDA for any Test Period ending on the last day of a Fiscal Quarter of the U.S. Borrower set forth below to be less than the respective amount set forth opposite such Fiscal Quarter below:

               Fiscal Quarter Ending                                      Amount
---------------------------------------------------                    ------------
Fiscal Quarter ending closest to September 30, 2004                    $165,000,000
Fiscal Quarter ending closest to December 31, 2004                     $165,000,000
Fiscal Quarter ending closest to March 31, 2005                        $165,000,000

Fiscal Quarter ending closest to June 30, 2005                         $170,000,000
Fiscal Quarter ending closest to September 30, 2005                    $170,000,000
Fiscal Quarter ending closest to December 31, 2005                     $175,000,000
Fiscal Quarter ending closest to March 31, 2006                        $180,000,000

Fiscal Quarter ending closest to June 30, 2006                         $185,000,000
Fiscal Quarter ending closest to September 30, 2006                    $185,000,000
Fiscal Quarter ending closest to December 31, 2006                     $190,000,000
Fiscal Quarter ending closest to March 31, 2007                        $195,000,000

Fiscal Quarter ending closest to June 30, 2007                         $200,000,000
Fiscal Quarter ending closest to September 30, 2007                    $200,000,000
Fiscal Quarter ending closest to December 31, 2007                     $205,000,000
Fiscal Quarter ending closest to March 31, 2008                        $210,000,000

Fiscal Quarter ending closest to June 30, 2008                         $210,000,000

               Fiscal Quarter Ending                                      Amount
-----------------------------------------------------------              --------
Fiscal Quarter ending closest to September 30, 2008                    $215,000,000
Fiscal Quarter ending closest to December 31, 2008                     $215,000,000
Fiscal Quarter ending closest to March 31, 2009                        $220,000,000

Fiscal Quarter ending closest to June 30, 2009                         $220,000,000
Fiscal Quarter ending closest to September 30, 2009                    $220,000,000
Fiscal Quarter ending closest to December 31, 2009 and each            $225,000,000
Fiscal Quarter ended thereafter

            9.11 Minimum Asset Coverage. The U.S. Borrower agrees that it shall not permit the ratio of (x) Adjusted Consolidated Total Current Assets to (y) Consolidated Bank Debt at any time during any Fiscal Quarter set forth below to be less than the ratio set forth opposite such Fiscal Quarter below:

                  Fiscal Quarter                                          Ratio
-----------------------------------------------------------              --------
Fiscal Quarter ending closest to June 30, 2004                           1.65:1.0
Fiscal Quarter ending closest to September 30, 2004                      1.65:1.0
Fiscal Quarter ending closest to December 31, 2004                       1.65:1.0
Fiscal Quarter ending closest to March 31, 2005                          1.70:1.0

Fiscal Quarter ending closest to June 30, 2005                           1.70:1.0
Fiscal Quarter ending closest to September 30, 2005                      1.75:1.0
Fiscal Quarter ending closest to December 31, 2005                       1.75:1.0
Fiscal Quarter ending closest to March 31, 2006                          1.80:1.0

Fiscal Quarter ending closest to June 30, 2006                           1.80:1.0

Fiscal Quarter ending closest to September 30, 2006                      1.85:1.0

Fiscal Quarter ending closest to December 31, 2006 and each              2.00:1.0
Fiscal Quarter ended thereafter

            9.12 Capital Expenditures. (a) The U.S. Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any Fiscal Year of the U.S. Borrower set forth below (taken as one accounting period), the U.S. Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed the amount set forth below opposite such Fiscal Year below:

   Fiscal Year            Amount
----------------       -----------
Fiscal Year 2005       $72,000,000
Fiscal Year 2006       $72,000,000
Fiscal Year 2007       $72,000,000
Fiscal Year 2008       $72,000,000
Fiscal Year 2009       $72,000,000
Fiscal Year 2010       $72,000,000

   Fiscal Year            Amount
----------------       -----------
Fiscal Year 2011       $72,000,000

            (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the U.S. Borrower and its Subsidiaries pursuant to clause (a) above in any Fiscal Year of the U.S. Borrower (beginning with Fiscal Year 2005) (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of Capital Expenditures actually made by the U.S. Borrower and its Subsidiaries during such Fiscal Year (but excluding Capital Expenditures made pursuant to following clauses (c), (d) and (e)), the lesser of
(x) such excess and (y) $25,000,000, may be carried forward and utilized to make Capital Expenditures in the immediately succeeding Fiscal Year, provided that no amounts once carried forward pursuant to this Section 9.12(b) may be carried forward to any subsequent Fiscal Year of the U.S. Borrower thereafter and such amounts may only be utilized after the U.S. Borrower and its Subsidiaries have utilized in full the permitted Capital Expenditure amount for such period as set forth in the table in clause (a) above (without giving effect to any increase in such amount pursuant to this clause (b)).

            (c) In addition to the foregoing, the U.S. Borrower and its Subsidiaries may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.12(a)) with the Net Sale Proceeds of Asset Sales to the extent such Net Sale Proceeds do not require, or result in, a mandatory repayment of Term Loans and/or a mandatory reduction to the Total Multicurrency Facility Revolving Loan Commitment pursuant to Section 4.02(c) and such proceeds are reinvested within 360 days (subject to a six month extension for contractual commitments that are not completed during such 360-day period) following the date of such Asset Sale in accordance with the requirements of said Section.

            (d) In addition to the foregoing, the U.S. Borrower and its Subsidiaries may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.12(a)) with the insurance proceeds received by the U.S. Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days (subject to a six month extension for contractual commitments that are not completed during such 360-day period) following the date of the receipt of such insurance proceeds, in each case to the extent such insurance proceeds do not require, or result in, a mandatory repayment of Term Loans and/or a mandatory reduction to the Total Multicurrency Facility Revolving Loan Commitment pursuant to Section 4.02(f).

            (d) In addition to the foregoing, the Borrowers and the Subsidiary Guarantors may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.12(a)) constituting Permitted Acquisitions effected in accordance with the requirements of Section 8.15.

            9.13 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Issuances of Capital Stock; etc. Neither Borrower will, and neither Borrower will permit any of its Subsidiaries to:

            (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment, repurchase, redemption or acquisition for value as a result of any asset sale, change of control or similar event of any Third Party Scheduled Existing Indebtedness, or, after the incurrence or issuance thereof, any Permitted Refinancing Indebtedness, Shareholder Subordinated Notes (except to the extent expressly permitted under Section 9.06(v)) or Permitted Acquired Debt; provided that so long as no Default and no Event of Default then exists or would result therefrom, any Third Party Scheduled Existing Indebtedness, any Permitted Acquired Debt and any Permitted Refinancing Indebtedness incurred to refinance same may be refinanced with Permitted Refinancing Indebtedness in accordance with the requirements of this Agreement; or

            (ii) amend, modify or change any Reorganization Document, any Third Party Scheduled Existing Indebtedness, any Permitted Acquired Debt, any Permitted Refinancing Indebtedness, any Tax Allocation Agreement, any Management Agreement, any Qualified Preferred Stock, its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation), by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement (or equivalent organizational documents) or any agreement entered into by it, with respect to its capital stock or other Equity Interests (including any Shareholders' Agreement), or enter into any new Tax Allocation Agreement, Management Agreement or agreement with respect to its capital stock or other Equity Interests, other than (A) any change to Third Party Scheduled Existing Indebtedness, Permitted Acquired Debt or Permitted Refinancing Indebtedness as a result of the refinancing thereof as permitted by
      Section 9.13(i), (B) any amendments or modifications to Permitted Refinancing Indebtedness or Qualified Preferred Stock consistent with the definitions thereof provided herein and (C) any amendments, modifications or changes pursuant to this clause (ii) and any such new agreements pursuant to this clause (ii), (x) which do not in any way adversely affect the interests of the Lenders, (y), in the case of any Management Agreement, which does not involve the payment by the U.S. Borrower or any of its Subsidiaries of any amount which could give rise to a violation of this Agreement and (z) any amendment to such Person's respective certificates of incorporation or other organizational documents to authorize the issuance of capital stock or other Equity Interests otherwise permitted to be issued pursuant to the terms of this Agreement.

            9.14 Limitation on Issuance of Equity Interests. (a) The U.S. Borrower will not issue (i) any Preferred Equity (or any options, warrants or rights to purchase Preferred Equity) (other than Qualified Preferred Stock issued pursuant to clause (c) below) or (ii) any redeemable common stock or equivalent common Equity Interests.

            (b) The U.S. Borrower shall not permit any of its Subsidiaries to issue any capital stock or other Equity Interests (including by way of sales of treasury stock), except (i) for transfers and replacements of then outstanding shares of capital stock or other Equity Interests, (ii) for stock splits, stock dividends and additional issuances which do not decrease the aggregate percentage ownership of the U.S. Borrower and its Subsidiaries in any class of the capital stock or other Equity Interests of such Subsidiaries, (iii) in the case of Foreign Subsidiaries of the U.S. Borrower, to qualify directors to the extent required by applicable law, (iv) Subsidiaries formed after the Effective Date pursuant to Section 9.16 may issue capital stock or other Equity Interests in accordance with the requirements of Section 9.16 and (v) issuances of Equity Interests (including Preferred Equity) by any Wholly-Owned Subsidiary of the U.S. Borrower to one or more other Wholly-Owned Subsidiaries of the U.S. Borrower. All capital stock or other Equity Interests issued in accordance with this Section 9.14(b) shall, to the extent required by the relevant Security Document, be delivered to the Collateral Agent for pledge pursuant to such Security Document.

            (c) The U.S. Borrower may issue Qualified Preferred Stock so long as
(x) no Default or Event of Default shall exist at the time of any such issuance or immediately after giving effect thereto, and (y) with respect to each issue of Qualified Preferred Stock, the gross cash proceeds therefrom (or in the case of Qualified Preferred Stock directly issued as consideration for a Permitted Acquisition, the Fair Market Value thereof of the assets received therefor) shall be at least equal to 100% of the liquidation preference thereof at the time of issuance.

            9.15 Limitation on Certain Restrictions on Subsidiaries. Neither Borrower will, nor will permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any such Subsidiary to (x) pay dividends or make any other distributions on its capital stock or any other Equity Interests or participation in its profits owned by the U.S. Borrower or any Subsidiary of the U.S. Borrower, or pay any Indebtedness owed to the U.S. Borrower or a Subsidiary of the U.S. Borrower, (y) make loans or advances to the U.S. Borrower or any Subsidiary of the U.S. Borrower or (z) transfer any of its properties or assets to the U.S. Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the U.S. Borrower or a Subsidiary of the U.S. Borrower,
(iv) customary provisions restricting assignment of any licensing agreement (in which the U.S. Borrower or any of its Subsidiaries is the licensee) or any other contract entered into by the U.S. Borrower or any Subsidiary of the U.S. Borrower in the ordinary course of business, (v) any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition, (vi) restrictions applicable to any Non-Wholly Owned Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 9.05 or a Permitted Acquisition effected in accordance with Section 8.15; provided that the restrictions applicable to such joint venture are not made more burdensome, from the perspective of the U.S. Borrower and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or Permitted Acquisition and (vii) any restriction or encumbrance with respect to assets subject to Liens permitted by Sections 9.03(iv), (v),
(vi), (x), (xi), (xii), (xv) and (xvi).

            9.16 Limitation on the Creation of Subsidiaries and Joint Ventures.
(a) Except as otherwise specifically provided in immediately succeeding clause
(b), the U.S. Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary, provided that the U.S. Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as (A) at least 15 Business Days' (or such lesser period as is acceptable to the Administrative Agent in any given case) prior written notice thereof is given to the Administrative Agent, (B) subject to Sections 8.11(d) and 8.12, the Equity Interests of each such new Wholly-Owned Subsidiary are pledged pursuant to, and to the extent required by, the applicable Pledge Agreements and/or Foreign Security Agreements and, if such Equity Interests constitute certificated Equity Interests, the certificates representing such Equity Interests, together with stock or other powers duly executed in blank, are delivered to the Collateral Agent for the benefit of the Secured Creditors, (C) to the extent such new Wholly-Owned Subsidiary is required, in accordance with the applicable provisions of Section 8.11, to become a U.S. Subsidiary Guarantor, such new Wholly-Owned Subsidiary executes and delivers (x) a Joinder Agreement substantially in the form of Exhibit P hereto and (y) counterparts of the U.S. Subsidiaries Guaranty, the Intercompany Subordination Agreement and such Security Documents as would have been entered into by the respective Subsidiary if same had been a U.S. Subsidiary Guarantor on the Initial Borrowing Date, and takes all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5 if such new Wholly-Owned Subsidiary had been a U.S. Credit Party on the Initial Borrowing Date, (D) to the extent such new Wholly-Owned Subsidiary is organized in a Qualified Non-U.S. Jurisdiction and is required, in accordance with the applicable provisions of Section 8.11, to become a Foreign Subsidiary Guarantor, such new Wholly-Owned Subsidiary executes and delivers (x) a Joinder Agreement substantially in the form of Exhibit P hereto and (y) counterparts of a Foreign Subsidiaries Guaranty, the Intercompany Subordination Agreement and such Security Documents as would have been entered into by the respective Subsidiary if same had been a Foreign Subsidiary Guarantor on the Initial Borrowing Date (determined in accordance with the criteria described in Sections 5.10, 5.12 and 5.13(b)), and takes all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5 if such new Wholly-Owned Subsidiary had been a Foreign Credit Party on the Initial Borrowing Date and (E) such new Wholly-Owned Subsidiary, to the extent requested by the Administrative Agent or the Required Lenders, takes all other actions required pursuant to Section 8.11 (including, without limitation, to, at its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the Liens on its assets intended to be created pursuant to the applicable Security Documents); provided that in the case of a newly-formed Wholly-Owned Subsidiary of the U.S. Borrower organized in a Qualified Non-U.S. Jurisdiction, the actions described in clauses (D) and (E) and applicable to such Wholly-Owned Subsidiary, shall not be required to be taken by such Wholly-Owned Subsidiary if the gross book value of its assets (determined as of the last day of the calendar month then last ended) is less than $1,000,000, until (and only until) the aggregate gross book value of all Wholly-Owned Subsidiaries which have not taken the actions described in clauses
(D) and (E) and applicable to such Wholly-Owned Subsidiaries in reliance on this proviso (determined as of the last day of the calendar month then last ended) exceeds $1,000,000, at which time all such excluded Wholly-Owned Subsidiaries (and not just those Wholly-Owned

Subsidiaries required to reduce the aggregate gross book value of such excluded Wholly-Owned Subsidiaries to below $1,000,000) shall take the actions described in clauses (D) and (E) and applicable to such Wholly-Owned Subsidiaries.

            (b) In addition to Subsidiaries of the U.S. Borrower created pursuant to preceding clause (a), the U.S. Borrower and its Subsidiaries may establish, acquire or create, and make Investments in, Non-Wholly Owned Subsidiaries after the Initial Borrowing Date as a result of Permitted Acquisitions (subject to the limitations contained in the definition thereof) and Investments expressly permitted to be made pursuant to Section 9.05, provided that (x) all Equity Interests of each such Non-Wholly Owned Subsidiary shall be pledged by any Credit Party which owns same to the extent required by the Pledge Agreements or relevant Foreign Security Agreements, and (y) any actions required to be taken pursuant to Section 8.11 in connection with the establishment of, or Investments in, the respective Subsidiaries are taken in accordance with the requirements of said Section 8.11.

            SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

            10.01 Payments. Either Borrower shall (i) default in the payment when due of any principal of any Loan or Note, (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any Unpaid Drawing, any interest on any Loan or Note or any Fees or (iii) default, and such default shall continue for 10 or more Business Days after notice to either Borrower by the Administrative Agent or any Lender, in the payment when due of any other amounts owing hereunder or under any other Credit Document; or

            10.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            10.03 Covenants. The U.S. Borrower or any of its Subsidiaries shall
(a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(f)(i), 8.10, 8.11, 8.13, 8.15, 8.18, or 9,
or (b) default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement (other than those referred to in Section 10.01, 10.02 or clause (a) of this Section 10.03) and such default shall continue unremedied for a period of at least 15 days after notice to the defaulting party by the Administrative Agent or any Lender; or

            10.04 Default Under Other Agreements. (a) The U.S. Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of the U.S. Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this Section 10.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, equals or exceeds $10,000,000; or

            10.05 Bankruptcy, etc. The U.S. Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the U.S. Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the U.S. Borrower or any of its Subsidiaries; or the U.S. Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the U.S. Borrower or any of its Subsidiaries; or there is commenced against the U.S. Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the U.S. Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the U.S. Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the U.S. Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any Company action is taken by the U.S. Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

            10.06 ERISA. (a) (1) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, (2) a Reportable Event shall have occurred, (3) a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, ..67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days which will result in a Material Adverse Effect, (4) any Plan which is subject to Title IV of ERISA shall have had or will have a trustee appointed to administer such Plan pursuant to Section 4042(b) of ERISA, (5) any Plan or Multiemployer Plan which is subject to Title IV of ERISA is, shall have been or will be involuntarily terminated or to be the subject of termination proceedings under ERISA, any Plan subject to Title VI of ERISA shall have an Unfunded Current Liability, (6) a contribution required to be made with respect to a Plan subject to Title IV of ERISA or Multiemployer Plan or a Foreign Pension Plan has not been made within 60 days of when due, (7) the U.S. Borrower or any Subsidiary of the U.S. Borrower or any ERISA Affiliate has incurred or will incur any liability to or on account of a Plan subject to Title IV of ERISA or Multiemployer Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, (8) the U.S. Borrower or any Subsidiary of the U.S. Borrower has incurred or will incur liabilities pursuant to one or more group health plans (as defined in Section 5000(b)(1) of the Code) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA), (9) a "default" within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Multiemployer Plan or (10) the U.S. Borrower or any Subsidiary of the U.S. Borrower has incurred or will incur liabilities not otherwise described in this
Section 10.06 pursuant to one or more Plans or Foreign Pension Plans; (b) there shall result from any such event or events described above in this Section 10.06 the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability resulting from any event described in clause (a) above; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the reasonable opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; provided that notwithstanding the foregoing, the funding waivers for the years and amounts set forth on Schedule V and the amount of Unfunded Current Liability set forth on Schedule V shall not constitute an Event of Default under this Section 10.06; provided further, an Event of Default shall occur if any Plan subject to Title IV of ERISA shall have an Unfunded Current Liability, which when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceeds the aggregate amount of the Unfunded Current Liabilities that existed on the Initial Borrowing Date by an amount that could reasonably be expected to have a Material Adverse Effect; or

            10.07 Security Documents. (a) Any Security Document shall cease to be in full force and effect (except in accordance with the terms thereof), or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral wherein perfection of a security interest is required hereunder or under the relevant Security Document), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.03), and subject to no other Liens (except as permitted by Section 9.03), or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of any such Security Document; or

            10.08 Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect (except in accordance with the terms thereof) as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to its Guaranty; or

            10.09 Judgments. One or more judgments or decrees shall be entered against the U.S. Borrower or any of its Subsidiaries involving a liability (to the extent not paid or covered by a reputable and solvent insurance company (with any portion of any judgment or decree not so covered to be included in any determination hereunder)) equal to or in excess of $10,000,000 for all such judgments and decrees and all such judgments or decrees shall either be final and non-appealable or shall not have been vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days; or

            10.10 Ownership(a) . A Change of Control shall have occurred; or

            10.11 Denial of Liability. (a) Either Borrower shall deny its obligations under this Agreement, any Note or any other Credit Document, (b) any law, rule or regulation shall purport to render invalid, or preclude enforcement of, any material provision of this Agreement or any other Credit Document or impair performance of any Foreign Credit Party's obligations hereunder or under any other Credit Document or (c) any dominant authority asserting or exercising de jure or de facto governmental or police powers shall, by moratorium laws or otherwise, cancel, suspend or defer the obligation of any Foreign Credit Party to pay any amount required to be paid hereunder or under any other Credit Document; or

            10.12 Governmental Action. Any governmental authority shall have condemned, nationalized, seized, or otherwise expropriated all or any substantial part of the property, shares of capital stock or other assets of any Foreign Credit Party or any of its Subsidiaries, or shall have assumed custody or control of such property or other assets or of the business or operations of any Foreign Credit Party or any of its Subsidiaries, or shall have taken any action for the dissolution or disestablishment of any Foreign Credit Party or any of its Subsidiaries or any action that would prevent any Foreign Credit Party, any of its Subsidiaries or any of their respective officers from carrying on the business of such Foreign Credit Party or such Subsidiary or a substantial part thereof;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the U.S. Borrower, take any or all of the following actions, without prejudice to the rights of any Agent or any Lender to enforce its claims against any Credit Party (provided that if an Event of Default specified in Section 10.05 shall occur with respect to either Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any RL Commitment Commission and any other Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the European Borrower to pay (and the European Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to either Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amount of cash (in the respective currencies in which such Letters of Credit are denominated), to be held as security by the Administrative Agent, as is equal to the sum of the aggregate Stated Amount of all European Borrower Letters of Credit issued for the account of the European Borrower and then outstanding; (vi) direct the U.S. Borrower to pay (and the U.S. Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to either Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amount of cash (in the respective currencies in which such Letters of Credit are denominated), to be held as security by the Administrative Agent, as is equal to sum of the aggregate Stated Amount of all U.S. Borrower Letters of Credit then outstanding; and (vii) apply any cash collateral held by the Administrative Agent as provided in Section 4.02 to the repayment of the Obligations.

            SECTION 11. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

            "Account Party" shall mean, with respect to Letters of Credit, the U.S. Borrower and/or the European Borrower, as the case may be.

            "Acquired Entity or Business" shall mean either (x) the assets constituting a business, division or product line of any Person not already a Subsidiary of the U.S. Borrower or (y) 100% of the Equity Interests of any such Person, which Person shall, as a result of the acquisition of such Equity Interests, become a Wholly-Owned Subsidiary of the U.S. Borrower (or shall be merged with and into the U.S. Borrower or a Wholly-Owned Subsidiary of the U.S. Borrower, with the U.S. Borrower or such Wholly-Owned Subsidiary being the surviving Person).

            "Additional Class P4 Distribution" shall have the meaning provided in the Plan of Reorganization.

            "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to Sections 8.11, 8.12 and/or 9.16.

            "Additional Factoring Agreement" shall mean an agreement, in form and substance satisfactory to the Administrative Agent in its sole discretion, pursuant to which the U.S. Borrower and/or certain of its Domestic Subsidiaries shall sell certain receivables to an unrelated third party.

            "Additional Mortgage" shall have the meaning provided in Section 8.11(a).

            "Additional Mortgaged Property" shall have the meaning provided in
Section 8.11(a).

            "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into from time to time pursuant to Sections 8.11, 8.12, 8.15 and/or 9.16, as each such document may be modified, supplemented or amended from time to time in accordance with the terms hereof and thereof.

            "Adjustable Applicable Margins" shall have the meaning provided in the definition of Applicable Margin.

            "Adjusted Consolidated Total Current Assets" at any time shall mean the Consolidated Total Current Assets at such time, adjusted by deducting therefrom all amounts reflected therein attributable to assets of (x) Exide Holding Pte Limited and its Subsidiaries, (y) any other Subsidiary of the U.S. Borrower organized in Asia or Australia and any Subsidiary thereof and (z) any asset of the U.S. Borrower or any of its Subsidiaries located in Asia or Australia.

            "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 12.10.

            "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors (or equivalent governing body) of such Person or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that neither any Agent nor any Lender (nor any Affiliate thereof) shall be considered an Affiliate of the U.S. Borrower or any Subsidiary thereof.

            "Agent" shall mean the Administrative Agent, the Syndication Agents, the Book Running Managers, the Collateral Agent and shall include any successor to any such Person appointed pursuant to Section 12.10.

            "Aggregate Multicurrency Facility RL Exposure" at any time shall mean the sum of (i) the aggregate principal amount of all Multicurrency Facility Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of each Euro Denominated Revolving Loan then outstanding), (ii) the aggregate amount of all Letter of Credit Outstandings (using the Dollar Equivalent of all amounts expressed in Euros) at such time and (iii) the aggregate principal amount of all Swingline Loans (for this purpose, using the Dollar Equivalent of each Euro Denominated Swingline Loan then outstanding).

            "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended, renewed, refinanced or replaced from time to time.

            "Applicable Currency" shall mean (i) with respect to any Loan, the Available Currency in which such Loan was incurred and (ii) with respect to any Letter of Credit, the Available Currency in which such Letter of Credit was denominated; provided that in the event Loans maintained in, or Unpaid Drawings owed in, Euros are converted into Loans maintained or Unpaid Drawings owing, as the case may be, in Dollars under the circumstances contemplated by Section 1.14, the Applicable Currency with respect to such Loans and Unpaid Drawings shall be Dollars.

            "Applicable Margin" initially shall mean a percentage per annum equal to (i) in the case of U.S. Borrower Term Loans and European Borrower Dollar Term Loans maintained as (A) Base Rate Loans, 2.50% and (B) Euro Rate Loans, 3.50%; (ii) in the case of European Borrower Euro Term Loans, 4.00%; (iii) in the case of Multicurrency Facility Revolving Loans maintained as (A) Base Rate Loans, 3.00% and (B) Euro Rate Loans, 4.00%; and (iv) in the case of Swingline Loans maintained as (A) Base Rate Loans, 3.00% and (B) Euro Rate Loans, 4.00%. From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for any Tranche of Loans (other than U.S. Borrower Term Loans and European Borrower Dollar Term Loans) than that described in the immediately preceding sentence (each, a "Start Date") to and including the applicable End Date described below, the Applicable Margins for such Tranches of Loans (hereinafter, the "Adjustable Applicable Margins") shall be those set forth below opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

                                 Multicurrency Facility
                                        Revolving                                           Multicurrency Facility
                                        Loan and                 European Borrower            Revolving Loan, and
                                     Swingline Loans               Euro Term Loan               Swingline Loan
      Leverage Ratio               Euro Rate Margin              Euro Rate Margin             Base Rate Margin
----------------------------     ----------------------          -----------------          ----------------------
Equal to or greater than 2.0              4.00%                        4.00%                         3.00%
to 1.0

Equal to or greater than 1.5              3.50%                        3.75%                         2.50%
to 1.0 but less than 2.0 to
1.0

Equal to or greater than                  3.00%                        3.75%                         2.00%
1.00 to 1.0 but less than
1.5 to 1.0

Less than 1.0 to 1.0                      2.50%                        3.75%                         1.50%

            The Leverage Ratio used in a determination of Adjustable Applicable Margins sha ll be determined based on the delivery of a certificate of the U.S. Borrower (each, a "Quarterly Pricing Certificate") by an Authorized Officer of the U.S. Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any Fiscal Quarter of the U.S. Borrower, which certificate shall set forth the calculation of the Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis solely to give effect to all Permitted Acquisitions (if any) and all Significant Asset Sales (if any) consummated on or prior to the date of delivery of such certificate and any Indebtedness incurred, assumed or permanently repaid in connection therewith) and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); provided that at the time of the consummation of any Permitted Acquisition or Significant Asset Sale, an Authorized Officer of the U.S. Borrower shall deliver to the Administrative Agent a certificate setting forth the calculation of the Leverage Ratio on a Pro Forma Basis (solely to give effect to all Permitted Acquisitions, if any, and all Significant Asset Sales (if any) consummated on or prior to the date of the delivery of such certificate and any Indebtedness incurred or assumed in connection therewith) as of the last day of the last Calculation Period ended prior to the date on which such Permitted Acquisition or Significant

Asset Sale is consummated for which financial statements have been made available (or were required to be made available) pursuant to Section 8.01(b) or
(c), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences) shall be based upon the Leverage Ratio as so calculated. The Adjustable Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent,
(y) the date on which the next Permitted Acquisition or Significant Asset Sale is consummated or (z) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margins (and thus commencing a new Start Date), the Adjustable Applicable Margins shall be those set forth in the first sentence of this definition (such Adjustable Applicable Margins as so determined, the "Highest Adjustable Applicable Margins"). Notwithstanding anything to the contrary contained above in this definition, the Adjustable Applicable Margins shall be the Highest Adjustable Applicable Margins (x) at all times during which there shall exist any Default or any Event of Default and (y) at all times prior to the date of delivery of the financial statements pursuant to Section 8.01(b) for the Fiscal Quarter ended June 30, 2004.

            "Applicable Multicurrency Facility Commitment Fee Percentage" shall mean, for any day, (i) in the event the Total Unutilized Multicurrency Facility Revolving Loan Commitment in effect on such day is greater than 67% of the Total Multicurrency Facility Revolving Loan Commitment as in effect on such day, 1.00%, (ii) in the event the Total Unutilized Multicurrency Facility Revolving Loan Commitment in effect on such day is (x) greater than or equal to 34% of the Total Multicurrency Facility Revolving Loan Commitment as in effect on such day and (y) less than or equal to 67% of the Total Multicurrency Facility Revolving Loan Commitment as in effect on such day, 0.750%, and (iii) in the event the Total Unutilized Multicurrency Facility Revolving Loan Commitment in effect on such day is less than or equal to 34% of the Total Multicurrency Facility Revolving Loan Commitment as in effect on such day, 0.500%. For purposes of this definition, the Total Unutilized Multicurrency Facility Revolving Loan Commitment and the Total Multicurrency Facility Revolving Loan Commitment as in effect on any day shall be determined after the close of business (New York time) on such day, following adjustments to such amounts for activity on such day.

            "Applicable Prepayment Percentage" shall mean, at any time, 75%; provided that, so long as no Default or Event of Default is then in existence,
(i) if at any time the Leverage Ratio is less than 2.00:1.00 (as set forth in an officer's certificate delivered pursuant to Section 8.01(e) for the Fiscal Quarter or Fiscal Year of the U.S. Borrower then last ended), the Applicable Prepayment Percentage shall instead be 50% and (ii) if at any time the Leverage Ratio is less than 1.50:1.00 (as set forth in an officer's certificate delivered pursuant to Section 8.01(e) for the Fiscal Quarter or Fiscal Year of the U.S. Borrower then last ended), the Applicable Prepayment Percentage shall instead be 0%.

            "Asset Sale" shall mean any sale, transfer or other disposition by the U.S. Borrower or any of its Subsidiaries to any Person other than the U.S. Borrower or any Wholly-Owned Subsidiary of the U.S. Borrower of any asset or Property (including, without limitation, any capital stock or other securities of, or other Equity Interests in, another Person, but excluding the sale by the U.S. Borrower of its own capital stock) of the U.S. Borrower or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business, (ii) any other sale, transfer or disposition (treating any related sales, transfers or dispositions as a single sale, transfer or disposition) that generates Net Sale Proceeds of less than $100,000 in the aggregate or (iii) sales or liquidations of Cash Equivalents, it being understood and agreed that the grant of a Lien by the U.S. Borrower or any of its Subsidiaries in favor of another Person shall not in and of itself constitute an "Asset Sale" for purposes of this definition.

            "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

            "Assumed Liabilities" shall mean liabilities of Old Exide and its Subsidiaries assumed by the U.S. Borrower and its Subsidiaries pursuant to the Plan of Reorganization.

            "Australian/Asian Subsidiaries" shall mean (x) Exide Holding Pte Limited and its Subsidiaries and (y) any other Wholly-Owned Foreign Subsidiary of the U.S. Borrower organized in a jurisdiction located in Australia, New Zealand or Asia.

            "Austrian Security" shall mean the assets of the U.S. Borrower and its Subsidiaries which are subject to any Foreign Security Document governed by the laws of Austria.

            "Authorized Officer" shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion, Letter of Credit Requests and similar notices, any person or persons that has or have been authorized by the board of directors of either Borrower to deliver such notices pursuant to this Agreement and that has or have appropriate signature cards on file with the Administrative Agent, the Swingline Lender and the respective Issuing Lender;
(ii) delivering financial information and officer's certificates pursuant to this Agreement, the chief financial officer, any treasurer or other financial officer of the U.S. Borrower and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the U.S. Borrower.

            "Available Currency" shall mean (i) with respect to U.S. Borrower Term Loans and European Borrower Dollar Term Loans, Dollars, (ii) with respect to Multicurrency Facility Revolving Loans, Swingline Loans and Letters of Credit, Dollars and Euros and (iii) with respect to European Borrower Euro Term Loans, Euros.

            "Bankruptcy Code" shall have the meaning provided in Section 10.05.

            "Bankruptcy Court" shall mean the United States Bankruptcy Court for the District of Delaware.

            "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate at such time and (y) the Prime Lending Rate at such time.

            "Base Rate Loan" shall mean (i) each Dollar Denominated Swingline Loan, (ii) each other Dollar Denominated Loan which is designated or deemed designated as a Base Rate

Loan by the respective Borrower at the time of the incurrence thereof or conversion thereto and (iii) each outstanding Loan after the conversion thereof to Dollars pursuant to Section 1.14.

            "Belgian Credit Party" shall mean any Foreign Credit Party organized under the laws of Belgium.

            "Belgian Pledges on Business Assets" shall have the meaning provided in Section 12.16.

            "Bonds" shall have the meaning provided in Section 12.15(a).

            "Book Running Managers" shall have the meaning provided in the first paragraph of this Agreement.

            "Borrowers" shall have the meaning provided in the first paragraph of this Agreement.

            "Borrowing" shall mean the borrowing of one Type of Loan pursuant to a single Tranche by the European Borrower or by the U.S. Borrower from all the Lenders having Commitments with respect to such Tranche (or from the Swingline Lender, in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date), having in the case of Euro Rate Loans (other than Euro Denominated Swingline Loans) the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

            "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York (or, with respect to an Issuing Lender not located in the City of New York, the location of such Issuing Lender) a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal, Unpaid Drawings and interest on or with respect to, Euro Denominated Loans or any Euro Denominated Letters of Credit, any day which is a Business Day described in clause (i) and which is also (A) a day for trading by and between banks in the London interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in London or New York City and (B) in relation to any payment in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

            "Calculation Period" shall mean, with respect to any Permitted Acquisition, any Significant Asset Sale or any other event expressly required to be calculated on a Pro Forma Basis pursuant to the terms of this Agreement, the Test Period most recently ended prior to the date of such Permitted Acquisition, Significant Asset Sale or other event.

            "Capital Expenditures" shall mean, with respect to any Person, for any period, all expenditures by such Person which should be capitalized in accordance with U.S. GAAP during such period, including, without duplication, all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with U.S. GAAP) and the amount of all Capitalized Lease Obligations incurred by such Person during such period.

            "Capital Lease", as applied to any Person, shall mean any lease of any Property by that Person as lessee which, in conformity with U.S. GAAP, is accounted for as a capital lease on the balance sheet of that Person.

            "Capitalized Lease Obligations" of any Person shall mean all obligations under Capital Leases of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with U.S. GAAP.

            "Cash Equivalents" means (i) securities issued or directly fully guaranteed or insured by the governments of the United States and members of the European Union or any agency or instrumentality thereof (provided that the full faith and credit of the respective such government is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank or commercial bank of a foreign country recognized by the United States, (x) in the case of a domestic commercial bank, having capital and surplus in excess of $500,000,000 and outstanding debt which is rated "A" (or similar equivalent thereof) or higher by at least one nationally recognized statistical rating organization (as defined under Rule 436 under the Securities Act) and (y) in the case of a foreign commercial bank, having capital and surplus in excess of $250,000,000 (or the foreign currency equivalent thereof), (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having a rating of at least A-1 from S&P or at least P-1 from Moody's and in each case maturing within six months after the date of acquisition and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above. Furthermore, with respect to Foreign Subsidiaries of the U.S. Borrower that are not organized in one or more Qualified Jurisdictions, Cash Equivalents shall include bank deposits (and investments pursuant to operating account agreements) maintained with various local banks in the ordinary course of business consistent with past practice of the U.S. Borrower's Foreign Subsidiaries.

            "Change of Control" shall mean (i) the U.S. Borrower shall at any time cease to own directly or indirectly 100% of the Equity Interests of the European Borrower, (ii) any "Person" or "Group" (within the meaning of Sections 13(d) and 14(d) under the Exchange Act, as in effect on the Initial Borrowing
Date) (other than the Permitted Holders) is or shall (A) be the "beneficial owner" (as so defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of 30% or more on a fully diluted basis of the voting and/or economic interest in the U.S. Borrower's capital stock or other Equity Interests or (B) have obtained the power (whether or not exercised) to elect a majority of the U.S. Borrower's directors, (iii) the Board of Directors of the U.S. Borrower shall cease to consist of a majority of Continuing Directors, or (iv) a "change of control" or similar event shall occur as provided in any Qualified Preferred Stock (or certificate of designation governing the same).

            "Chapter 11 Cases" shall mean the voluntary petitions for relief filed by Old Exide and certain of its Subsidiaries on April 15, 2002, under Chapter 11 of the Bankruptcy Code.

            "Co-Book Running Manager" shall have the meaning provided in the first paragraph of this Agreement.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendments thereof, supplemental thereto or substituted therefor.

            "Collateral" shall mean all property (whether real or personal, movable or immovable) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document (including any Additional Security Document), including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties and all cash and Cash Equivalents delivered as collateral pursuant to
Section 4.02 or 10 or any Credit Document and all Additional Collateral, if any.

            "Collateral Agent" shall mean DBAG and any of its Affiliates, including without limitation DBL, acting as collateral agent for the Secured Creditors pursuant to the terms of any Credit Document.

            "Collective Bargaining Agreements" shall have the meaning provided in Section 5.14.

            "Commitment" shall mean any of the commitments of any Lender, i.e., whether the U.S. Borrower Term Loan Commitment, the European Borrower Dollar Term Loan Commitment, the European Borrower Euro Term Loan Commitment or the Multicurrency Facility Revolving Loan Commitment of such Lender.

            "Commodity Agreements" shall mean commodity agreements, hedging agreements and other similar agreements or arrangements designed to protect against price fluctuations of commodities (e.g., lead) used in the business of the U.S. Borrower and its Subsidiaries.

            "Company" shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

            "Consolidated Bank Debt" at any time shall mean the sum of (i) the aggregate principal amount of all Term Loans outstanding at such time (taking the Dollar Equivalent of all amounts denominated in Euros), (ii) the aggregate principal amount of all Multicurrency Facility Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of each Euro Denominated Revolving Loan then outstanding), (iii) the aggregate principal amount of all Swingline Loans (for this purpose, using the Dollar Equivalent of each Euro Denominated

Swingline Loan then outstanding), (iv) the aggregate amount of all Unpaid Drawings (taking the Dollar Equivalent of any amounts owed in currencies other than Dollars) in respect of all Letters of Credit at such time and (v) the aggregate principal amount of all Indebtedness outstanding pursuant to Section 9.04(viii).

            "Consolidated Debt" shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of the U.S. Borrower and its Consolidated Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capital Leases on the liability side of a consolidated balance sheet of the U.S. Borrower and its Consolidated Subsidiaries in accordance with U.S. GAAP, (ii) all Indebtedness of the U.S. Borrower and its Consolidated Subsidiaries of the type described in clauses (ii), (vii) and (viii) of the definition of Indebtedness and (iii) all Contingent Obligations of the U.S. Borrower and its Consolidated Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii); provided that the sum of (x) the aggregate amount available to be drawn (i.e., unfunded amounts) under all letters of credit, bankers' acceptances, bank guaranties, surety bonds and similar obligations issued for the account of the U.S. Borrower or any of its Consolidated Subsidiaries (but excluding, for avoidance of doubt, all unpaid drawings or other matured monetary obligations owing in respect of such letters of credit, bankers' acceptances, bank guaranties, surety bonds and similar obligations) and (y) the aggregate amount of any Indebtedness of the U.S. Borrower and its Consolidated Subsidiaries of the type described in Sections 9.04(xviii) and (xix), shall not be included in any determination of "Consolidated Debt".

            "Consolidated EBITDA" shall mean, for any period, the Consolidated Net Income (without giving effect to (x) any extraordinary gains and (y) any gains or losses from sales of assets other than inventory and equipment sold in the ordinary course of business) adjusted by (x) adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period), without duplication, the amount of (i) total interest expense (inclusive of amortization of deferred financing fees and any other original issue discount) of the U.S. Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period, (ii) provision for taxes based on income and foreign withholding taxes for the U.S. Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period, (iii) all depreciation and amortization expense of the U.S. Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period, (iv) any other non-cash charges incurred in such period to the extent that same were deducted in arriving at Consolidated Net Income for such period (other than non-cash charges incurred in connection with the accrual of pension liabilities in accordance with U.S. GAAP), (v) the amount of all fees and expenses incurred in connection with the Transaction for such period to the extent same were deducted in arriving at Consolidated Net Income for such period, (vi) for any Test Period which includes any portion of any period set forth on Schedule XVI, an amount up to the amount set forth under the caption "Restructuring Charges" on Schedule XVI, to the extent such Restructuring Charges were actually recorded or accrued during such period for the purpose specified on Schedule XVI for such Restructuring Charges and were deducted in arriving at Consolidated Net Income for such period and (vii) for any Test Period during which the amount of Restructuring Charges set forth on Schedule XVI for a prior Test Period which were not recorded or accrued and deducted in arriving at Consolidated Net Income during such prior Test Period were actually recorded or accrued for the purpose specified on Schedule XVI for such Restructuring Charges, the amount of such Restructuring Charges to the extent so recorded or accrued during such Test period and deducted in arriving at Consolidated Net Income for such Test Period and (y) subtracting therefrom, (i) to the extent included in arriving at Consolidated Net Income for such period, the amount of non-cash gains during such period and
(ii) the aggregate amount of all cash payments made during such period in connection with non-cash charges incurred in a prior period (other than cash payments made in such period with respect to pension liabilities accrued in a prior period in accordance with U.S. GAAP), to the extent such non-cash charges were added back pursuant to clause (x)(iv) above in a prior period. For the avoidance of doubt, it is understood and agreed that, to the extent any amounts are excluded from Consolidated Net Income by virtue of the proviso to the definition thereof contained herein, any add backs to Consolidated Net Income in determining Consolidated EBITDA as provided above shall be limited (or denied) in a fashion consistent with the proviso to the definition of Consolidated Net Income contained herein. Notwithstanding anything to the contrary contained above, for purposes of determining the Leverage Ratio, to the extent Consolidated EBITDA is to be determined for any Test Period which ends prior to the first anniversary of the Initial Borrowing Date, Consolidated EBITDA for all portions of such period occurring prior to the Initial Borrowing Date shall be calculated in accordance with the definition of Test Period contained herein.

            "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (x) Consolidated EBITDA for such period to (y) Consolidated Interest Expense for such period.

            "Consolidated Interest Expense" shall mean, for any period, (i) the total consolidated interest expense of the U.S. Borrower and its Consolidated Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bank guaranties) for such period (calculated without regard to any limitations on payment thereof), adjusted to exclude (to the extent same would otherwise be included in the calculation above in this clause (i)) the amortization of any deferred financing costs for such period, plus (ii) without duplication, (x) that portion of Capitalized Lease Obligations of the U.S. Borrower and its Consolidated Subsidiaries on a consolidated basis representing the interest factor for such period and (y) the "deemed interest expense" (i.e., the interest expense which would have been applicable if the respective obligations were structured as on-balance sheet financing arrangements) with respect to all Indebtedness of the U.S. Borrower and its Consolidated Subsidiaries of the type described in clause (viii) of the definition of Indebtedness contained herein (to the extent same does not arise from a financing arrangement constituting an operating lease) for such period.

            "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the U.S. Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period (taken as a single accounting period) in accordance with U.S. GAAP, provided that the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income (or loss) of any Person in which the Person or Persons other than the U.S. Borrower and its Wholly Owned Subsidiaries has an Equity Interest or Equity Interests to the extent of such Equity Interests held by Persons other than the U.S. Borrower and its Wholly-Owned Subsidiaries in such Person, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Consolidated Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Consolidated Subsidiary and (iii) the net income of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such

Consolidated Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Consolidated Subsidiary.

            "Consolidated Subsidiary" shall mean, with respect to any Person, at any date, any other Person the Equity Interests of which are owned by such Person and whose financial results are consolidated in the financial statements of such Person in accordance with U.S. GAAP (and consistent with the consolidation practices of the U.S. Borrower as in effect on the Effective
Date), if such statements were prepared as of such date.

            "Consolidated Total Current Assets" shall mean, at any time, the total current assets of the U.S. Borrower and its Consolidated Subsidiaries as same would be shown on a consolidated balance sheet of the U.S. Borrower prepared in accordance with U.S. GAAP.

            "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of any other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (x) the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith and (y) the stated amount of such Contingent Obligation.

            "Continuing Directors" shall mean the directors of the U.S. Borrower on the Initial Borrowing Date and each other director if such director's election to, or nomination for the election to, the Board of Directors of the U.S. Borrower is recommended or approved by a majority of then Continuing Directors.

            "Credit Documents" shall mean this Agreement, the Notes, each Subsidiaries Guaranty, the Intercompany Subordination Agreement, each Security Document and any other guarantees or security documents executed and delivered for the benefit of the Lenders in accordance with the requirements of this Agreement and any other guaranties, pledge agreements or security documents executed and delivered in accordance with the requirements of Sections 8.11,
8.12 and/or 9.16.

            "Credit Event" shall mean the making of a Loan (other than a Multicurrency Facility Revolving Loan made pursuant to a Mandatory Borrowing) or the issuance of a Letter of Credit.

            "Credit Party" shall mean each U.S. Credit Party and each Foreign Credit Party.

            "CSFB" shall mean Credit Suisse First Boston.

            "DBAG" shall mean Deutsche Bank AG New York Branch, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

            "DBL" shall have the meaning provided in Section 12.16.

            "DBSI" shall mean Deutsche Bank Securities Inc., in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

            "Default" shall mean any event, act or condition, which with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

            "Designated Foreign Subsidiaries" shall mean (w) the Nordic Subsidiaries, (x) the Australian/Asian Subsidiaries, (y) the Polish Subsidiaries and (z) the Portuguese Subsidiaries.

            "DIP Credit Agreement" shall mean the Secured Super Priority Debtor-in-Possession Credit Agreement, dated as of April 15, 2002, and amended and restated as of February 13, 2004, among Old Exide, the subsidiaries of Old Exide listed on the signature pages thereto as debtors and debtors in possession as borrowers, the subsidiaries of Old Exide listed on the signature pages thereto as guarantors, the financial institutions from time to time party thereto, Citicorp USA, Inc. as collateral agent and escrow agent, and Deutsche Bank AG New York, as administrative agent and collateral monitoring agent.

            "Disclosure Statement" shall mean the Disclosure Statement, dated March 11, 2004, issued pursuant to Section 1125 of the Bankruptcy Code relating to the Plan of Reorganization, as approved by the Bankruptcy Court.

            "Disputed Claims" shall have the meaning provided in the Plan of Reorganization.

            "Dividend" shall have the meaning provided in Section 9.06.

            "Documents" shall mean and include (i) the Credit Documents, (ii) the Refinancing Documents and (iii) the Reorganization Documents.

            "Dollar Denominated Letter of Credit" shall mean each Letter of Credit denominated in Dollars.

            "Dollar Denominated Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Dollar Denominated Letters of Credit at such time and (ii) the aggregate amount of all Unpaid Drawings with respect to Dollar Denominated Letters of Credit at such time.

            "Dollar Denominated Loan" shall mean all Loans denominated in Dollars, which shall include each U.S. Borrower Term Loan, each European Borrower Dollar Term Loan, each Multicurrency Facility Revolving Loan made in Dollars and each Swingline Loan made in Dollars, as well as each Loan converted into Dollars in accordance with the provisions of Section 1.14.

            "Dollar Denominated Revolving Loan" shall mean all Multicurrency Facility Revolving Loans incurred in Dollars.

            "Dollar Denominated Swingline Loan" shall mean all Swingline Loans incurred in Dollars.

            "Dollar Equivalent" of an amount denominated in a currency other than Dollars shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of such currency involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of (1) any determination pursuant to Section 1.14 or 13.23 or Section 26 (or any analogous provision) of any Subsidiaries Guaranty or (2) with respect to Euro Denominated Swingline Loans, on the date of determination); provided that following the occurrence of a Sharing Event, the Dollar Equivalent of any Unpaid Drawing or unreimbursed payment under a Letter of Credit expressed in Euros shall be determined on the later of the time the drawing under the related Letter of Credit was paid or disbursed by the Issuing Lender or the date of the occurrence of the Sharing Event, provided further, that for purposes of
(x) determining compliance with Sections 1.01(c), (e) and (g), 2.01(c), 4.02(a) and 6.01 and (y) calculating Fees pursuant to Section 3.01 (except Fees which are expressly required to be paid in a currency other than Dollars pursuant to
Section 3.01), the Dollar Equivalent of any amounts denominated in a currency other than Dollars shall be revalued on a monthly basis using the spot exchange rates therefor as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent) on the last Business Day of each calendar month, provided, however, that at any time during a calendar month, if the Aggregate Multicurrency Facility RL Exposure (for the purposes of the determination thereof, using the Dollar Equivalent as recalculated based on the spot exchange rate therefor as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent) on the respective date of determination pursuant to this exception) would exceed 85% of the Total Multicurrency Facility Revolving Loan Commitment, then in the sole discretion of the Administrative Agent or at the request of the Required Lenders, the Dollar Equivalent shall be reset based upon the spot exchange rates on such date as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent), which rates shall remain in effect until the last Business Day of such calendar month or such earlier date, if any, as the rate is reset pursuant to this proviso. Notwithstanding anything to the contrary contained in this definition, at any time that a Default or an Event of Default then exists, the Administrative Agent may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in a currency other than Dollars in its sole discretion.

            "Dollars" and the designation "$" shall mean the currency of the United States of America.

            "Domestic Subsidiary" shall mean, as to any Person, any Subsidiary of such Person incorporated or organized in the United States or any State or territory thereof.

            "Dutch ASCS" shall mean the Act on the Supervision of the Credit System 1992 (Wet Toezicht Kredietwezen 1992) as amended from time to time.

            "Dutch Exemption Regulation" shall mean the Exemption Regulation pursuant to the Dutch ASCS (Vrijstellingsregeling Wet Toezicht Kredietwezen
1992) as amended from time to time.

            "Dutch Policy Rules" shall mean the Policy Rule on Key Concepts of Market Access and Enforcement of the Act on the Supervision of the Credit System 1992 (Beleidsregel kernbegrippen markttoetreding en handhaving WTK 1992) as amended from time to time.

            "Drawing" shall have the meaning provided in Section 2.05(b).

            "Effective Date" shall have the meaning provided in Section 13.10.

            "Eligible Transferee" shall mean and include a commercial bank, a mutual fund, an insurance company, a financial institution, a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act), any fund that regularly invests in bank loans or any other "accredited investor" (as defined in Regulation D of the Securities Act), but in any event excluding any individual and the U.S. Borrower and its Subsidiaries and Affiliates (determined without regard to the proviso to the definition thereof); provided that any Person which received U.S. Borrower Common Stock pursuant to Section 5.08(b)(iii) that would otherwise constitute an Eligible Transferee if such Person did not own such U.S. Borrower Common Stock shall be deemed to be an Eligible Transferee hereunder (subject to compliance with the following proviso, to the extent applicable); and provided further, that to be an Eligible Transferee hereunder, each assignee with respect to any assignment of Multicurrency Facility Revolving Loan Commitments (and related outstanding Obligations hereunder), European Borrower Dollar Term Loans and/or European Borrower Euro Term Loans must, at the time of the respective assignment, also be
(x) a PMP, (y) exempted because it forms a restricted circle (besloten kring) with the European Borrower or (z) otherwise qualify as a legal assignee hereunder under the laws of the Netherlands.

            "Employee Benefit Plans" shall have the meaning set forth in
Section 5.14.

            "End Date" shall have the meaning provided in the definition of Applicable Margin.

            "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, written notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by the U.S. Borrower or any of its Subsidiaries under any Environmental Law or any permit issued to the U.S. Borrower or any of its Subsidiaries under any such law (hereafter "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

            "Environmental Law" shall mean any federal, state or local policy having the force and effect of law, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any legally-binding judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to pollution or protection of the environment, or Hazardous Materials or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

            "Equity Interests" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the U.S. Borrower or a Subsidiary of the U.S. Borrower would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the U.S. Borrower or a Subsidiary of the U.S. Borrower being or having been a general partner of such Person.

            "Euro Denominated Letter of Credit" shall mean each Letter of Credit denominated in Euros.

            "Euro Denominated Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Euro Denominated Letters of Credit at such time and (ii) the aggregate amount of all Unpaid Drawings with respect to Euro Denominated Letters of Credit at such time.

            "Euro Denominated Loan" shall mean all Loans denominated in Euros, including all Euro Denominated Term Loans, Euro Denominated Revolving Loans and all Euro Denominated Swingline Loans.

            "Euro Denominated Revolving Loan" shall mean each Multicurrency Facility Revolving Loan denominated in Euros at the time of the incurrence thereof.

            "Euro Denominated Swingline Loan" shall mean each Swingline Loan denominated in Euros at the time of the incurrence thereof.

            "Euro Denominated Term Loan" shall mean each European Borrower Euro Term Loans.

            "Eurodollar Loans" shall mean each Dollar Denominated Loan (excluding Swingline Loans) designated as such by the respective Borrower or Borrowers at the time of the incurrence thereof or conversion thereto.

            "Eurodollar Rate" shall mean, for any Interest Period, in the case of any U.S. Dollar Denominated Loan, (i) the arithmetic average (rounded upwards to the nearest 1/16 of 1%) of the offered quotation to first class banks in the interbank Eurodollar market by DBAG for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the applicable Eurodollar Loan then being made by the Administrative Agent as part of the relevant Borrowing (or, if the Administrative Agent is not a Lender with respect thereto, taking the average principal amount of the Eurodollar Loan then being made by the various Lenders pursuant thereto) for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply, as of approximately 10:00 A.M. (New York time) on the Interest Determination Date divided by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D). The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive and binding on the Borrowers absent demonstrable error.

            "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date with respect to Euro Denominated Revolving Loans and on the date of any determination thereof for purchase on such date with respect to Euro Denominated Swingline Loans (or, in the case of any determination pursuant to Section 1.14 or 13.22 of this Agreement or Section 26 (or any analogous provision) of any Subsidiaries Guaranty, on the date of determination).

            "Euro L/C Stated Amount" of each Euro Denominated Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (expressed in Euros) (in each case determined without regard to whether any conditions to drawing could then be met, but after giving effect to all previous drawings made thereunder).

            "Euro LIBOR" shall mean, with respect to each Borrowing of Euro Denominated Revolving Loans, (i) the rate per annum for deposits in Euros as determined by the Administrative Agent for a period corresponding to the duration of the relevant Interest Period which appears on Reuters Page EURIBOR-01 (or any successor page) at approximately 11:00 A.M. (Brussels time) on the date which is two Business Days prior to the commencement of such Interest Period or (ii) if such rate is not shown on Reuters Page EURIBOR-01 (or any successor page), the average offered quotation to prime banks in the Euro-zone interbank market by the Administrative Agent for Euro deposits of amounts comparable to the principal amount of the Euro Denominated Loan to be made by the Administrative Agent as part of such Borrowing (or, if the Administrative Agent is not a Lender with respect thereto, taking the average principal amount of the Euro Denominated Loan then being made by the various Lenders) with maturities comparable to the Interest Period to be applicable to such Loan (rounded upward to the next whole multiple of 1/16 of 1%), determined as of 11:00 A.M. (Brussels time) on the date which is two Business Days prior to the commencement of such Interest Period; provided that in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Loans denominated in Euros, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Loans denominated in Euros, Euro LIBOR determined pursuant to this definition shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent (or such other Lender) to fund a Borrowing of Loans denominated in Euros with maturities comparable to the Interest Period applicable thereto.

            "European Borrower" shall have the meaning provided in the first paragraph of this Agreement.

            "European Borrower Dollar Term Loan" shall mean have the meaning provided in Section 1.01(b).

            "European Borrower Dollar Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in
Schedule I directly below the column entitled "European Borrower Dollar Term Loan Commitment", as the same may be terminated pursuant to Sections 3.03 and/or 10.

            "European Borrower Dollar Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(ii).

            "European Borrower Dollar Term Note" shall have the meaning provided in Section 1.05(a).

            "European Borrower Euro Term Loan" shall have the meaning provided in Section 1.01(c).

            "European Borrower Euro Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in
Schedule I directly below the column entitled "European Borrower Euro Term Loan Commitment", as the same may be terminated pursuant to Sections 3.03 and/or 10.

            "European Borrower Euro Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(iii).

            "European Borrower Euro Term Note" shall have the meaning provided in Section 1.05(a).

            "European Borrower Letter of Credit" shall mean each Letter of Credit (which may be denominated in Dollars or Euros) issued for the account of the European Borrower pursuant to Section 2.01 and designated as such by the European Borrower in the respective Letter of Credit Request.

            "European Borrower Multicurrency Facility Revolving Loan" shall have the meaning provided in Section 1.01(d).

            "European Borrower Multicurrency Facility Revolving Note" shall have the meaning provided in Section 1.05(a).

            "European Borrower Swingline Loan" shall have the meaning provided in Section 1.01(e).

            "European Borrower Swingline Note" shall have the meaning provided in Section 1.05(a).

            "European Borrower Term Loans" shall mean the European Borrower Dollar Term Loans and the European Borrower Euro Term Loans.

            "European Receivables Facility" shall mean the facility under which receivables are sold or pledged pursuant to (i) those certain receivables sale agreements or receivables securitization deeds, in each case dated as of May 24, 2002, between certain Subsidiaries of Exide Holding Europe S.A., as sellers, Exide Holding Europe S.A., as offer agent, Batteries Funding Limited, as buyer, and Citibank, N.A., London Branch, as operating agent; (ii) that certain amended
- receivables subrogation agreement, dated as of May 24, 2002, among CEAC, Compagnie Europeenne D'Accumulateurs S.A.S., as originator, Exide Holding Europe S.A., as offer agent, Exide Europe Funding Ltd., as purchaser, and Citibank, N.A. London Branch, as operating agent; (iii) that certain onward receivables sale agreement, dated as of May 24, 2002, among Exide Europe Funding Ltd., as seller, Exide Holding Europe S.A., as offer agent, Batteries Funding Ltd., as buyer, and Citibank, N.A., London Branch, as operating agent; (iv) that certain amended and restated receivables sale agreement, dated as of May 24, 2002, by and among Exide Italia S.r.l., as seller, Archimede Securitisation S.r.l., as buyer, Exide Holding Europe S.A., as offer agent, and Citibank, N.A., as operating agent and as allocation agent; (v) that certain onward sale agreement, dated as of May 24, 2002, among Archimede Securitisation S.r.l., London Branch, as onward seller, Batteries Funding Limited, as onward buyer, and Citibank, N.A., London Branch, as operating agent; and (vi) that certain term and revolving facilities agreement, dated as of May 24, 2002, by and among Batteries Funding Limited, as borrower, certain financial institutions party thereto, as lenders, and Citibank, N.A. London Branch, as agent and arranger, in each case as amended, restated, modified and/or supplemented prior to the date of this Agreement.

            "Euro Rate" shall mean and include each of the Eurodollar Rate, Euro LIBOR and the Overnight Euro Rate.

            "Euro Rate Loan" shall mean each Eurodollar Loan and each Euro Denominated Loan.

            "Euros" and the designation (euro) shall mean the currency introduced on January 1, 1999 at the start of the third stage of European economic and monetary union pursuant to the Treaty (expressed in euros).

            "Event of Default" shall have the meaning provided in Section 10.

            "Excess Cash Flow" shall mean, for any Excess Cash Flow Payment Period, the remainder of (a) the sum (without duplication) of (i) the "net cash provided by operating activities" as shown on the U.S. Borrower's "Consolidated Statement of Cash Flows" as delivered with its financial statements for the relevant Excess Cash Flow Payment Period pursuant to Section 8.01(c) and (ii) any return of capital during such period in respect of Investments previously made, or deemed made, by the U.S. Borrower and its Subsidiaries in Persons that are not Subsidiaries of the U.S. Borrower pursuant to Section 9.05(xv), minus
(b) the sum of (i) the amount of Capital Expenditures made by the U.S. Borrower and its Subsidiaries on a consolidated basis during such period to the extent otherwise permitted under this Agreement (other than Capital Expenditures to the extent financed with equity proceeds, Equity Interests, asset sale proceeds, insurance proceeds or Indebtedness (other than with Multicurrency Facility Revolving Loans or Swingline Loans)), (ii) the aggregate amount (on a consolidated basis) of permanent principal payments of Indebtedness for borrowed money of the U.S. Borrower and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of the U.S. Borrower and its Subsidiaries (excluding (1) repayments made pursuant to the Refinancing, (2) repayments with proceeds of asset sales or insurance, (3) payments with the proceeds of Indebtedness or equity and (4) payments of Loans or other Obligations, provided that repayments of Loans shall only be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Multicurrency Facility Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Multicurrency Facility Revolving Loan Commitment in an amount equal to such repayment)) during such period, (iii) cash Investments made during such period by the U.S. Borrower and its Subsidiaries in Persons that are not Subsidiaries of the U.S. Borrower pursuant to Section 9.05(xv) and (iv) without duplication of amounts deducted in the preceding clauses (b)(i), (ii) and (iii), the amount of cash expended in respect of Permitted Acquisitions during such period, except to the extent financed with equity proceeds, asset sale proceeds, insurance proceeds or Indebtedness.

            "Excess Cash Flow Payment Period" shall mean, with respect to any Excess Cash Payment Date, the immediately preceding Fiscal Year of the U.S. Borrower.

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            "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of a Fiscal Year of the U.S. Borrower (commencing with the Fiscal Year of the U.S. Borrower ended closest to March 31, 2005).

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Exchange Percentage" shall mean, as to each Lender, a fraction, expressed as a decimal, in each case determined on the date of occurrence of a Sharing Event (but before giving effect to any actions to occur on such date pursuant to Section 1.14) of which (a) the numerator shall be the sum of (i) the Multicurrency Facility RL Percentage of such Lender of (x) the aggregate outstanding principal of all Multicurrency Facility Revolving Loans and Swingline Loans (taking the Dollar Equivalents of any amounts expressed in currencies other than Dollars on the date of the occurrence of the Sharing Event) and (y) the aggregate amount of Letter of Credit Outstandings and (ii) the aggregate principal amount of all outstanding Term Loans of such Lender (taking the Dollar Equivalent of any amounts expressed in currencies other than Dollars on the date of the occurrence of the Sharing Event), and (b) the denominator of which shall be the sum of (i) the sum of (x) the aggregate outstanding principal of all Multicurrency Facility Revolving Loans and Swingline Loans (taking the Dollar Equivalents of any amounts expressed in currencies other than Dollars on the date of the occurrence of the Sharing Event) and (y) the aggregate amount of Letter of Credit Outstandings, and (ii) the aggregate principal amount of all outstanding Term Loans of all Lenders (taking the Dollar Equivalent of any amounts expressed in currencies other than Dollars on the date of the occurrence of the Sharing Event).

            "Exide B.V." shall mean Exide Holding Netherlands B.V.


            "Exide Italia" shall mean Exide Italia S.R.L.

            "Existing Indebtedness Agreements" shall have the meaning provided in Section 5.14(v).

            "Existing Letters of Credit" shall have the meaning provided in
Section 2.01(d).

            "Existing Pre-Petition Credit Agreement" shall mean that certain Amended and Restated Credit Agreement and Guarantee Agreement, dated as of September 29, 2000, among the U.S. Borrower and various financial institutions, as in effect on the Initial Borrowing Date.

            "Existing Senior Notes" shall mean the 10% senior notes due 2005 issued by Old Exide.

            "Facing Fee" shall have the meaning provided in Section 3.01(c).

            "Fair Market Value" shall mean, with respect to any asset, the price at which a willing buyer, not an Affiliate of the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, as determined in good faith by the board of directors or other governing body or, pursuant to a specific delegation of authority by such board of directors or governing body, a designated senior executive officer, of the U.S. Borrower, or the Subsidiary of the U.S. Borrower selling such asset.

            "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Lender of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

            "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

            "Fiat Factoring Agreement" shall mean, collectively, those certain letter agreements, each dated May 7, 1997, between Exide Italia (as successor by merger to Societa Industriale Accumulatori) and Savafactoring S.p.A. regarding the sale of receivables by Exide Italia to Savafactoring S.p.A.

            "Fiscal Quarter" means for any Fiscal Year of the U.S. Borrower and its Subsidiaries, the fiscal quarters ending on, each of June 30, September 30, December 31 and March 31.

            "Fiscal Year" means the fiscal year of the U.S. Borrower ending on March 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends (e.g., Fiscal Year 2004 shall be the fiscal year of the U.S. Borrower ended March 31, 2004).

            "Fleet Securities" shall mean Fleet Securities, Inc.

            "Foreign Credit Party" shall mean the European Borrower and each Foreign Subsidiary Guarantor.

            "Foreign Credit Party Pledge Agreement" shall have the meaning provided in Section 5.10(b).

            "Foreign Mortgaged Property" shall mean each Real Property located outside the United States and the States and territories thereof with respect to which a Mortgage is required to be delivered pursuant to the terms of this Agreement.

            "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the U.S. Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the U.S. Borrower or any of its Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

            "Foreign Pledge Agreement" shall have the meaning provided in
Section 5.10(c).

            "Foreign Security Agreement" shall have the meaning provided in
Section 5.12.

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

            "Foreign Security Document" shall mean each Security Document other than a U.S. Security Document.

            "Foreign Subsidiaries Guaranties" shall have the meaning provided in
Section 5.09(b) and shall include any counterpart thereof and any other similar guaranty executed and delivered by any Foreign Subsidiary of the U.S. Borrower pursuant to Section 8.11, 8.12 or 9.16.

            "Foreign Subsidiary" shall mean, as to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary of such Person.

            "Foreign Subsidiary Guarantor" shall mean each Foreign Subsidiary of the U.S. Borrower (other than the European Borrower and any Non-Guarantor Subsidiary) which executes and delivers a Foreign Subsidiaries Guaranty, unless and until such time as the respective Foreign Subsidiary ceases to constitute a Foreign Subsidiary or is released from all of its obligations under its Foreign Subsidiaries Guaranty in accordance with the terms and provisions thereof.

            "French Collateral Documents" shall have the meaning provided in
Section 12.14(a).

            "General Unsecured Claims" shall have the meaning provided in the Plan of Reorganization.

            "German Security" shall mean the assets of the U.S. Borrower and its Subsidiaries which are subject to a Foreign Security Document governed by the laws of Germany.

            "Guaranteed Creditors" shall mean and include each of the Agents, the Lenders, each Issuing Lender and each Person (other than any Credit Party or any of its Subsidiaries) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent that such Person constitutes a Secured Creditor under the Security Documents.

            "Guarantors" shall mean and include the U.S. Borrower, the European Borrower and each Subsidiary Guarantor.

            "Guaranty" shall mean and include the U.S. Borrower's Guaranty and each Subsidiaries Guaranty.

            "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials, substances or mixtures defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "restricted hazardous materials", "extremely hazardous substances", "restrictive hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar meaning and regulatory effect.

            "Highest Adjustable Applicable Margins" shall have the meaning provided in the definition of Applicable Margin contained herein.

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

            "Indebtedness" shall mean, as to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn or paid under all letters of credit, bankers' acceptances, bank guaranties, surety and appeal bonds and similar obligations issued for the account of such Person and all unpaid drawings and unreimbursed payments in respect of such letters of credit, bankers' acceptances, bank guaranties, surety and appeal bonds and similar obligations, (iii) all indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount of all Capitalized Lease Obligations of such Person, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement, Commodity Agreements or under any similar type of agreement and (viii) all Off-Balance Sheet Liabilities of such Person. Notwithstanding the foregoing, Indebtedness shall not include trade payables, accrued expenses and deferred tax and other credits incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

            "Indebtedness to be Refinanced" shall mean and include (without duplication) (i) Indebtedness under the DIP Credit Agreement and (ii) all other Indebtedness of the U.S. Borrower and its Subsidiaries which is to be repaid or refinanced on the Initial Borrowing Date, including any such Indebtedness which is not permitted to remain outstanding after the Initial Borrowing Date pursuant to Section 5.08 or 9.04. Without limiting the foregoing, it is understood and agreed that the aggregate amount of the "Indebtedness to be Refinanced" shall not exceed $461,000,000.

            "Individual European Borrower Multicurrency Facility RL Exposure" of any Multicurrency Facility RL Lender shall mean, at any time, the sum of (I) the aggregate principal amount of all European Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender and then outstanding (for this purpose, using the Dollar Equivalent of the principal amount of all Euro Denominated Revolving Loans made to the European Borrower and then outstanding), (II) such Multicurrency Facility RL Lender's L/C Participation Percentage in each then outstanding European Borrower Letter of Credit multiplied by the sum of the Stated Amount of the respective European Borrower Letter of Credit and any Unpaid Drawings relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros), and
(III) such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage multiplied by the aggregate principal amount of outstanding European Borrower Swingline Loans (for this purpose, using the Dollar Equivalent of the principal amount of Euro Denominated Swingline Loans made to the European Borrower and then outstanding).

            "Individual Multicurrency Facility RL Exposure" of any Multicurrency Facility RL Lender shall mean, at any time, the sum of (I) the aggregate principal amount of all Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender and then outstanding (for this purpose, using the Dollar Equivalent of the principal amount of all

Euro Denominated Revolving Loans then outstanding), (II) such Multicurrency Facility RL Lender's L/C Participation Percentage in each then outstanding Letter of Credit multiplied by the sum of the Stated Amount of the respective Letter of Credit and any Unpaid Drawings relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros) and (III) such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage multiplied by the aggregate principal amount of outstanding Swingline Loans (for this purpose, using the Dollar Equivalent of the principal amount of Euro Denominated Swingline Loans then outstanding).

            "Individual U.S. Borrower Multicurrency Facility RL Exposure" of any Multicurrency Facility RL Lender shall mean, at any time, the sum of (I) the aggregate principal amount of all U.S. Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender and then outstanding (for this purpose, using the Dollar Equivalent of the principal amount of all Euro Denominated Revolving Loans made to the U.S. Borrower and then outstanding),
(II) such Multicurrency Facility RL Lender's L/C Participation Percentage in each then outstanding U.S. Borrower Letter of Credit multiplied by the sum of the Stated Amount of the respective U.S. Borrower Letter of Credit and any Unpaid Drawings relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros) and (III) such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage multiplied by the aggregate principal amount of outstanding U.S. Borrower Swingline Loans (for this purpose, using the Dollar Equivalent of the principal amount of Euro Denominated Swingline Loans made to the U.S. Borrower and then outstanding).

            "Initial Borrowing Date" shall mean the date (which shall occur on the Effective Date) upon which the initial Borrowing of Loans occurs.

            "Intercompany Debt" shall mean any Indebtedness, payables or other obligations (including without limitation all the Intercompany Loans), whether now existing or hereafter incurred, owed by the U.S. Borrower or any Subsidiary of the U.S. Borrower to the U.S. Borrower or any other Subsidiary of the U.S. Borrower.

            "Intercompany Loans" shall have the meaning provided in Section 5.08(b).

            "Intercompany Note" shall mean a promissory note evidencing intercompany loans made pursuant to Section 9.05(vi), in each case duly executed and delivered substantially in the form of Exhibit L, with blanks completed in conformity herewith (or such other form as may be approved by the Administrative Agent or the Required Lenders).

            "Intercompany Scheduled Existing Indebtedness" shall have the meaning provided in Section 7.21.

            "Intercompany Subordination Agreement" shall have the meaning provided in Section 5.09(c).

            "Interest Determination Date" shall mean, with respect to any Euro Rate Loan (other than a Swingline Loan), the second Business Day prior to the commencement of any Interest Period relating to such Euro Rate Loan.

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

            "Interest Period" with respect to any Euro Rate Loan, shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

            "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

            "Investment" shall have the meaning provided in the preamble to
Section 9.05.

            "Issuing Lender" shall mean DBAG (and/or any affiliate of DBAG designated by it) and any Multicurrency Facility RL Lender (and/or any affiliate of such Multicurrency Facility RL Lender designated by it) which at the request of an Account Party and with the consent of the Administrative Agent agrees, in such Multicurrency Facility RL Lender's (or affiliate's) sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2.

            "Italian Collateral Documents" shall have the meaning provided in
Section 12.18(a).

            "Judgment Currency" shall have the meaning provided in Section 13.22(a).

            "Judgment Currency Conversion Date" shall have the meaning provided in Section 13.23(a).

            "L/C Participant" shall have the meaning provided in Section
2.04(a).

            "L/C Participation Percentages" shall have the meaning provided in
Section 2.04(a).

            "L/C Supportable Indebtedness" shall mean (i) obligations of the U.S. Borrower or its Wholly-Owned Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations, (ii) obligations of the U.S. Borrower and its Wholly-Owned Subsidiaries under bank guaranties issued by financial institutions in support of obligations of the U.S. Borrower and its Wholly-Owned Subsidiaries otherwise permitted to exist pursuant to the terms of this Agreement and (iii) such other obligations of the U.S. Borrower or any of its Wholly-Owned Subsidiaries as are reasonably acceptable to the Administrative Agent and the respective Issuing Lender and otherwise permitted to exist pursuant to the terms of this Agreement.

            "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

            "Lender" shall mean and include (i) each financial institution with a Commitment listed on Schedule I (as amended from time to time), as well as any Person that becomes a "Lender" hereunder pursuant to Section 1.13 and/or 13.04(b) and (ii) the Swingline Lender. Unless the context otherwise requires, each reference in this Agreement to a Lender includes each lending office (including any Affiliate of the respective Lender) of the respective Lender designated from time to time pursuant to Section 1.12.

            "Lender Default" shall mean (i) the wrongful refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04 or (ii) a Lender having notified the Administrative Agent and/or either Borrower that it does not intend to comply with its obligations under Section 1.01 or 2.03 in circumstances where such non-compliance would constitute a breach of such Lender's obligations under the respective Section.

            "Letter of Credit" shall have the meaning provided in Section
2.01(a).

            "Letter of Credit Fees" shall have the meaning provided in Section 3.01(b).

            "Letter of Credit Outstandings" shall mean, at any time, the sum of
(i) the aggregate Stated Amount of all outstanding Letters of Credit which have not terminated at such time and (ii) the aggregate amount of all Unpaid Drawings (taking the Dollar Equivalent of any amounts owed in currencies other than Dollars) in respect of all Letters of Credit at such time.

            "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

            "Leverage Ratio" shall mean, on any date of determination, the ratio of (i) Consolidated Debt on such date to (ii) Consolidated EBITDA for the Test Period most recently ended on or prior to such date; provided that for all purposes of this Agreement, (i) Consolidated EBITDA for purposes of the Leverage Ratio shall be determined on a Pro Forma Basis in accordance with clause (iv) of the definition of Pro Forma Basis contained herein and (ii) Consolidated Debt for purposes of the Leverage Ratio as it relates to the definition of "Applicable Margin" shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of "Pro Forma Basis" contained herein.

            "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), charge, preference, priority or other security agreement of any kind or nature whatsoever (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

            "Loan" shall mean each U.S. Borrower Term Loan, each European Borrower Dollar Term Loan, each European Borrower Euro Term Loan, each Multicurrency Facility Revolving Loan and each Swingline Loan.

            "Local Law Pledge Agreement" shall have the meaning provided in
Section 5.10(c).

            "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

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

            "Management Agreements" shall have the meaning provided in Section 5.14.

            "Mandatory Borrowing" shall have the meaning provided in Section 1.01(f).

            "Mandatory Cost" means the cost imputed to each Lender of compliance with any reserve asset requirements of the European Central Bank.

            "Maple Ontario Property Sale" shall mean the sale by Exide Canada, Inc. to Zafir Holdings Inc. of the real property and buildings located thereon having the municipal address of 8301 Keele Street, Maple, Ontario L64 1T2, Canada pursuant to a final judgment issued by the Ontario Superior Court of Justice, which judgment shall not have been vacated, discharged or stayed or pursuant to a reasonable settlement agreement between Exide Canada, Inc. and Zafir Holdings Inc.

            "Margin Stock" shall have the meaning provided in Regulation U.

            "Material Adverse Effect" shall mean (i) a material adverse effect on the business, properties, assets, nature of assets, operations, liabilities, financial condition or prospects of the U.S. Borrower and its Subsidiaries taken as a whole, or (ii) a material adverse effect (x) on the rights or remedies of the Lenders or any Agent hereunder or under any other Credit Document or (y) on the ability of any Credit Party to perform its obligations to the Lenders or any Agent hereunder or under any other Credit Document.

            "Material Foreign Subsidiary" shall mean, at any time, any Foreign Subsidiary of the U.S. Borrower the net book value of the assets of which equals or exceeds $5,000,000 at such time.

            "Maturity Date" shall mean (i) with respect to U.S. Borrower Term Loans and European Borrower Term Loans, the Term Loan Maturity Date, (ii) with respect to Multicurrency Facility Revolving Loans, the Revolving Loan Maturity Date and (iii) with respect to Swingline Loans, the Swingline Expiry Date.

            "Maximum Permitted Consideration" shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (i) the fair market value of the U.S. Borrower Common Stock (based on the average closing trading price of the U.S. Borrower Common Stock for the 20 trading days immediately prior to the date of such Permitted Acquisition on the stock exchange on which the U.S. Borrower Common Stock is listed or, if U.S. Borrower Common Stock is not so listed, the good faith determination of the senior management of the U.S. Borrower) issued (or to be issued) as consideration in connection with such Permitted Acquisition (including, without limitation, U.S. Borrower Common Stock which may be required to be issued as earnout consideration upon the achievement of certain future performance goals of the respective Acquired Entity or Business), (ii) the aggregate amount of all cash paid (or to be paid) by the U.S. Borrower or any of its Subsidiaries in connection with such Permitted Acquisition (including, without limitation, payments of fees and costs and expenses in connection therewith) and all contingent cash purchase price or other earnout obligations of the U.S. Borrower and its Subsidiaries incurred in connection therewith (as determined in good faith by the U.S. Borrower), (iii) the aggregate principal amount of all Indebtedness assumed, incurred and/or issued in connection with such Permitted Acquisition to the extent permitted by Section 9.04 and (iv) the fair market value (determined in good faith by senior management of the U.S. Borrower) of all other consideration payable in connection with such Permitted Acquisition.

            "Maximum Swingline Amount" shall mean $25,000,000.

            "Mercolec" shall mean Mercolec Tudor B.V.

            "Minimum Applicable Facing Fee" shall mean, in the case of all Letters of Credit, $500.

            "Minimum Borrowing Amount" shall mean (i) in the case of Dollar Denominated Loans (excluding Dollar Denominated Swingline Loans and Dollar Denominated Revolving Loans maintained as Base Rate Loans), $5,000,000, (ii) in the case of Multicurrency Facility Revolving Loans maintained from time to time as Base Rate Loans, $1,000,000, (iii) in the case of Euro Denominated Loans (other than Euro Denominated Swingline Loans), (euro)1,000,000, (iv) in the case of Dollar Denominated Swingline Loans, $250,000 and (v) in the case of Euro Denominated Swingline Loans, (euro)250,000.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Mortgage" shall mean each mortgage, deed of trust or deed to secure debt required to be delivered with respect to any Real Property pursuant to the terms of this Agreement (including, after the execution and delivery thereof, each Additional Mortgage), together with any assignment of leases and rents to be executed in connection therewith (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof).

            "Mortgage Policy" shall mean each mortgage title insurance policy (and all endorsements thereto) for each Mortgaged Property required to be delivered pursuant to this Agreement.

            "Mortgaged Property" shall mean each Real Property owned by the U.S. Borrower or any of its Subsidiaries and required to be mortgaged pursuant to this Agreement (including, after the execution and delivery of any Additional Mortgage, the respective Additional Mortgaged Property).

            "Multicurrency Facility Revolving Loan" shall have the meaning provided in Section 1.01(d).

            "Multicurrency Facility Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name on Schedule I hereto directly below the column entitled "Multicurrency Facility Revolving Loan Commitment", as same may be (x) reduced from time to time and/or terminated pursuant to Section 3.02, 3.03, 4.02 and/or 10, or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

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

            "Multicurrency Facility RL Lender" shall mean each Lender which has a Multicurrency Facility Revolving Loan Commitment (without giving effect to any termination of the Total Multicurrency Facility Revolving Loan Commitment if any Swingline Loans or Letter of Credit Outstandings remain outstanding) or which has any outstanding Multicurrency Facility Revolving Loans (or an L/C Participation Percentage in any then outstanding Letter of Credit Outstandings).

            "Multicurrency Facility RL Percentage" of any Multicurrency Facility RL Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender at such time and the denominator of which is the Total Multicurrency Facility Revolving Loan Commitment at such time, provided that if any such determination is to be made after the Total Multicurrency Facility Revolving Loan Commitment (and the related Multicurrency Facility Revolving Loan Commitments of the Lenders) has (or have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination.

            "Multiemployer Plan" shall mean (i) any plan, as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to (or to which there is an obligation to contribute to) by the U.S. Borrower or a Subsidiary of the U.S. Borrower or an ERISA Affiliate and that is subject to Title IV of ERISA, and
(ii) each such plan for the five year period immediately following the latest date on which the U.S. Borrower, a Subsidiary of the U.S. Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

            "Net Cash Proceeds" shall mean for any event requiring a reduction of the Total Multicurrency Facility Revolving Loan Commitment and/or repayment of Term Loans pursuant to Section 3.03 or 4.02, as the case may be, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such event, net of reasonable transaction costs (including, as applicable, any underwriting, brokerage or other customary commissions and reasonable legal, advisory and other fees and expenses associated therewith) received from any such event.

            "Net Sale Proceeds" shall mean for any sale or other disposition of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received), received from such sale or other disposition of assets, net of (without duplication) (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, reasonable legal, advisory and other fees and expenses (including title and recording expenses), associated therewith and sales, VAT and transfer taxes arising therefrom), (ii) payments of unassumed liabilities (other than Environmental Claims) relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, (iii) the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness (other than amounts owed to pre-petition creditors pursuant to the Plan of Reorganization and Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold or otherwise disposed of and (iv) the estimated net marginal increase in income taxes which will be payable by the U.S. Borrower's consolidated group or any Subsidiary of the U.S. Borrower with respect to the Fiscal Year in which the sale or

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other disposition occurs as a result of such sale or other disposition;
provided, however, that such gross proceeds shall not include any portion of such gross cash proceeds which the U.S. Borrower determines in good faith should be reserved (x) for post-closing adjustments to occur within 180 days after the date of the respective sale or disposition or (y) to pay unassumed Environmental Claims (to the extent not indemnified by the respective purchaser) relating to the assets sold or otherwise disposed of which are expected to be paid or spent within 180 days after the date of the respective sale or disposition (in each case, to the extent the U.S. Borrower delivers to the Lenders a certificate signed by its chief financial officer or treasurer, controller or chief accounting officer as to such determination), it being understood and agreed that (i) in the case of preceding clause (x), on the earlier of the 180th day after the respective sale or disposition or the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount for post-closing adjustments in respect of such sale or disposition exceeds the actual post-closing adjustments paid by the U.S. Borrower and its Subsidiaries shall constitute Net Sale Proceeds on such date received by the U.S. Borrower and/or any of its Subsidiaries from such sale or other disposition and (ii) in the case of preceding clause (y), on the earlier of the 180th day after the date of the respective sale or disposition or the day that all retained Environmental Claims relating thereto have been paid or finally determined, the amount (if any) by which the reserved amount in respect of such Environmental Claims from such sale or disposition exceeds the actual amounts paid by the U.S. Borrower and its Subsidiaries with respect thereto shall constitute Net Sale Proceeds on such date received by the U.S. Borrower and/or any of its Subsidiaries from such sale or disposition.

            "Netherlands Forms" shall have the meaning provided in Section 4.02(c).

            "Non-Defaulting Lender" shall mean each Lender other than a Defaulting Lender.

            "Non-Guarantor Subsidiaries" shall mean (i) on the Initial Borrowing Date, each Subsidiary of the U.S. Borrower listed on Part A of Schedule XII and
(ii) after the Initial Borrowing Date, any Subsidiary of the U.S. Borrower that is not at such time a Subsidiary Guarantor.

            "Non-Wholly Owned Subsidiary" shall mean, as to any Person, each Subsidiary of such Person which is not a Wholly-Owned Subsidiary of such Person.

            "Nordic Subsidiaries" shall mean, collectively, (i) Exide Sonnak A/S and its Subsidiaries, (ii) Tudor AB and its Subsidiaries, (iii) Exide OY and its Subsidiaries, (iv) Exide Batterier AB and its Subsidiaries and (v) any other Wholly-Owned Foreign Subsidiary of the U.S. Borrower formed under the laws of Denmark, Finland, Sweden or Norway.

            "Note" shall mean each U.S. Borrower Term Note, each European Borrower Dollar Term Note, each European Borrower Euro Term Note, each U.S. Borrower Multicurrency Facility Revolving Note, each European Borrower Multicurrency Facility Revolving Note, the U.S. Borrower Swingline Note and the European Borrower Swingline Note.

            "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

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            "Notice of Confirmation" shall mean the notice from the Bankruptcy
Court confirming the Plan of Reorganization pursuant to Sections 1128 and 1129 of the Bankruptcy Code entered on April 21, 2004.

            "Notice of Conversion/Continuation" shall have the meaning provided in Section 1.06.

            "Notice Office" shall mean the office of the Administrative Agent located at 60 Wall Street, New York, New York 10005 or such other office as the Administrative Agent may designate to the U.S. Borrower and the Lenders from time to time.

            "Obligation Currency" shall have the meaning provided in Section 13.22(a).

            "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Agent, any Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

            "Off-Balance Sheet Liabilities" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (iii) any obligation under a Synthetic Lease or
(iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

            "Old Exide" shall mean Exide Technologies, a Delaware corporation (as same existed before giving effect to the Plan of Reorganization).

            "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

            "Overnight Euro Rate" on any date shall mean the offered quotation to first-class banks in the Euro-Zone interbank market by the Swingline Lender for Euro overnight deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Euro Denominated Swingline Loan of the Swingline Lender as of 11:00 A.M. (Brussels time) on such date; provided that in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Euro Denominated Swingline Loans, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Euro Denominated Swingline Loans, the Overnight Euro Rate determined pursuant to this definition shall instead be the rate determined by the Swingline Lender as the all-in-cost of funds for the Swingline Lender to fund such Euro Denominated Swingline Loan.

            "Payment Office" shall mean the office of the Administrative Agent located at 60 Wall Street, New York, New York 10005 or such other office as the Administrative Agent may hereafter designate in writing to the U.S. Borrower and the Lenders from time.

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            "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

            "Permitted Acquired Debt" shall have the meaning set forth in
Section 9.04(vi).

            "Permitted Acquisition" shall mean the acquisition by the U.S. Borrower or any of its Wholly-Owned Subsidiaries of assets constituting a business, division or product line of any Person, not already a Subsidiary of the U.S. Borrower or any of its Wholly-Owned Subsidiaries, or of 100% of the capital stock or other Equity Interests of any such Person, which Person shall, as a result of such acquisition, become a Wholly-Owned Subsidiary of the U.S. Borrower or such Wholly-Owned Subsidiary, provided that (A) the consideration paid by the U.S. Borrower or such Wholly-Owned Subsidiary consists solely of cash (including proceeds of Multicurrency Facility Revolving Loans), the issuance of U.S. Borrower Common Stock, the issuance of Qualified Preferred Stock, the incurrence of Indebtedness otherwise permitted pursuant to Section
9.04 and the assumption/acquisition of any Permitted Acquired Debt relating to such business, division, product line or Person which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) in the case of the acquisition of 100% of the capital stock or other Equity Interests of any Acquired Entity or Business, such Acquired Entity or Business shall own no capital stock or other Equity Interests of any other Person unless either (x) the Acquired Entity or Business owns 100% of the capital stock or other Equity Interests of such other Person or (y) if the Acquired Entity or Business owns capital stock or Equity Interests in any other Person which is a Non-Wholly Owned Subsidiary of the Acquired Entity or Business, (1) the Acquired Entity or Business shall not have been created or established in contemplation of, or for purposes of, the respective Permitted Acquisition, (2) such Non-Wholly Owned Subsidiary of the Acquired Entity or Business shall have been a Non-Wholly Owned Subsidiary of the Acquired Entity or Business prior to the date of the respective Permitted Acquisition and not created or established in contemplation thereof and (3) the Acquired Entity or Business and/or its Wholly-Owned Subsidiaries own 80% of the consolidated assets of such Person and its Subsidiaries, (C) the Acquired Entity or Business shall be a Permitted Business and (D) all applicable requirements of Sections 8.11, 8.15, 9.02, 9.03 and 9.04 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

            "Permitted Business" shall mean any business which (i) is the same, similar, ancillary or reasonably related to the business in which the U.S. Borrower or any of its Subsidiaries is engaged on the Effective Date or (ii) is conducted by an Acquired Entity or Business acquired pursuant to a Permitted Acquisition and which does not qualify as a "Permitted Business" pursuant to preceding clause (i), so long as (x) such business represents an immaterial portion of the businesses acquired pursuant to such Permitted Acquisition and
(y) such business is sold or otherwise disposed of as soon as reasonably practicable following the consummation of such Permitted Acquisition (but, in any event, within one year following such Permitted Acquisition).

                  "Permitted Encumbrances" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the Mortgage Policy delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

                  "Permitted Exceptions" shall have the meaning provided in
Section 5.13(a)(i).

                  "Permitted Holders" shall mean Angelo Gordon & Co. and its controlled Affiliates, Black Diamond Capital Management LLC and its controlled Affiliates, Citadel Investment Group, LLC and its controlled Affiliates, and R2 Investments and its controlled Affiliates.

                  "Permitted Liens" shall have the meaning provided in Section 9.03.

                  "Permitted Refinancing Indebtedness" shall mean any Indebtedness of the U.S. Borrower and its Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace or refund any Scheduled Existing Indebtedness, Permitted Acquired Debt or any Indebtedness issued to so extend, refinance, renew, replace, substitute or refund any such Indebtedness, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being extended, refinanced, renewed, replaced or refunded, (b) such extension, refinancing, renewal, replacement or refunding does not (i) increase the amount of such Indebtedness outstanding immediately prior to such extension, refinancing, renewal, replacement or refunding (other than by the amount of any prepayment premium or fees owed in connection with the refinancing of such Indebtedness) or (ii) add guarantors, obligors or security from that which applied to such Indebtedness being extended, refinanced, renewed, replacement or refunding, (c) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Indebtedness being extended, renewed, refinanced, replaced or refunded, and (d) all other terms of such extension, refinancing, renewal, replacement or refunding (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies) are not less favorable in any material respect to the respective borrower than those previously existing with respect to the Indebtedness being extended, refinanced, renewed, replaced or refunded, provided, however, that any Intercompany Scheduled Existing Indebtedness (and subsequent extensions, refinancings, renewals, replacements and refundings thereof as provided above in this definition) may only be extended, refinanced, renewed, replaced or refunded as provided above in this definition if the Indebtedness so extended, refinanced, renewed, replaced or refunded has the same obligors(s) and obligee(s) as the Indebtedness being extended, refinanced, renewed, replaced or refunded.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is maintained or contributed to (or to which there is an obligation to contribute to) by the U.S. Borrower or a Subsidiary of the U.S. Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the U.S. Borrower, or a Subsidiary of the U.S. Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Plan of Reorganization" shall mean the Plan of Reorganization of Old Exide and the other Credit Parties, as in effect on the Effective Date, but without giving effect to any subsequent modifications thereto unless in form and substance satisfactory to the Required Lenders.

                  "Plan Warrants" shall mean and include all warrants issued by the U.S. Borrower with respect to U.S. Borrower Common Stock pursuant to the Plan of Reorganization.

                  "Pledge Agreement Collateral" shall mean all U.S. Pledge Agreement Collateral and all other Equity Interests or other property similar to that pledged pursuant to the U.S. Pledge Agreement which is pledged pursuant to one or more Foreign Pledge Agreements, Foreign Security Agreements or Additional Security Documents.

                  "Pledge Agreements" shall mean the U.S. Pledge Agreement and each Foreign Pledge Agreement.

                  "PMP" shall have the meaning provided in Schedule XIX.

                  "Polish Collateral Documents" shall have the meaning provided in Section 12.19(a).

                  "Polish Subsidiaries" shall mean, collectively, (i) Centra Spolka Akcyjna (Centra Sa) and its Subsidiaries and (ii) any other Wholly-Owned Foreign Subsidiary of the U.S. Borrower organized under laws of Poland.

                  "Portuguese Subsidiaries" shall mean, collectively, (i) Sociedad Portuguesa do Acumulador Tudor, S.A. and its Subsidiaries, (ii) R.U. - Renovacao Urbana Lda. and (iii) any other Wholly-Owned Foreign Subsidiary of the U.S. Borrower organized under the laws of Portugal.

                  "Post-Closing Period" shall have the meaning provided in
Section 8.15(a).

                  "Preferred Equity", as applied to the Equity Interests of any Person, means Equity Interests of such Person (other than common stock of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to Equity Interests of any other class of such Person.

                  "Pre-Petition Foreign Secured Claims" shall have the meaning provided in the Plan of Reorganization.

                  "Prime Lending Rate" shall mean the rate which DBAG (or another bank of recognized standing reasonably selected by the Administrative Agent) announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. DBAG may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) any Permitted Acquisition or Significant Asset Sale then being consummated as well as any other Permitted Acquisition or Significant Asset Sale consummated after the first day of the relevant Test Period or Calculation Period, as the case may be, and on or prior to the date of the respective Permitted Acquisition or Significant Asset Sale, as the case may be, then being effected, (y) the incurrence or assumption of any Indebtedness that is incurred or assumed in connection with, or to finance, one or more Permitted Acquisitions and (z) the permanent repayment of any Indebtedness in connection with any Significant Asset Sale; provided that, for purposes of calculations pursuant to Section 8.15, such calculations shall also give effect on a pro forma basis to (a) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Permitted Acquisition) after the first day of the relevant Calculation Period as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of the relevant Calculation Period and (b) the permanent repayment of any Indebtedness (other than revolving Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or repaid on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

                  (i)      for purposes of Section 8.15 only, all Indebtedness
         (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination (and thereafter in the case of projections pursuant to Section 8.15) and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination (and thereafter in the case of projections pursuant to Section 8.15);

                  (ii) for purposes of Section 8.15 only, all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions;

                  (iii) for determinations of the Leverage Ratio for purposes of determining the Applicable Margins, Consolidated Debt shall be the actual amount thereof as of the last day of the respective Calculation Period or Test Period, as the case may be; provided that, (x) to the extent any Permitted Acquisition is consummated after the last day of the respective Calculation Period or Test Period and on or prior to the date of delivery of the Quarterly Pricing Certificate referenced in the definition of "Applicable Margin", all Indebtedness incurred or assumed in connection with one or more Permitted Acquisitions consummated after the last day of the respective Calculation Period or Test Period, as the case may be, shall be added to Consolidated Debt and shall be deemed to have been outstanding on the last day of the respective Calculation Period or Test Period, as the case may be, and (y) to the extent any Significant Asset Sale is consummated after the last day of the respective Calculation Period or Test Period and on or prior to the date of delivery of the Quarterly Pricing Certificate referenced in the definition of "Applicable Margin", all Indebtedness permanently repaid or retired in connection with one or more Significant Asset Sales consummated after the last day of the respective Calculation Period or Test Period, as the case may be, shall be deducted from Consolidated Debt and shall be deemed not to have been outstanding on the last day of the respective Calculation Period or Test Period, as the case may be; and

                  (iv) in making any determination of Consolidated EBITDA on a Pro Forma Basis, pro forma effect shall be given to any Permitted Acquisition or Significant Asset Sale effected during the respective Calculation Period or Test Period (or thereafter to the extent provided in the definition of Applicable Margin, for determinations of the Applicable Margins, or as provided in Section 8.15, for determinations pursuant to Section 8.15 only) as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be, taking into account, in the case of any Permitted Acquisition, factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period.

                  "Pro Forma Financial Statements" shall have the meaning provided in Section 5.16(a).

                  "Projections" shall have the meaning provided in Section 5.16(b).

                  "Property" of a Person means any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or other assets owned, leased, or operated by such Person.

                  "Qualified Jurisdictions" shall mean and include the United States, The Netherlands and each other jurisdiction identified on Schedule XV hereto, in each case including any states, provinces or other similar local units therein. Furthermore, from time to time after the Initial Borrowing Date, the U.S. Borrower may request (by written notice to, and following consultation with, the Administrative Agent) that one or more additional jurisdictions be added to the list of Qualified Jurisdictions. In such event, such jurisdictions shall be added to (and thereafter form part of) the list of Qualified Jurisdictions so long as, in each case, the respective jurisdiction to be added is a jurisdiction in which the U.S. Borrower and/or any of its Subsidiaries conducts business, the jurisdiction to be added is satisfactory to the Administrative Agent (including with respect to the amount and enforceability of Foreign Subsidiaries Guaranties that may be entered into by entities organized in such jurisdiction, as well as the security interests (and enforceability thereof) that may be granted with respect to collateral (or various classes of assets) located in such jurisdiction as well as any political risk associated with such jurisdiction) and so long as the U.S. Borrower has furnished opinions of counsel, in each case from counsel, and in form and substance, reasonably satisfactory to the Administrative Agent, concluding that Subsidiaries of the U.S. Borrower organized under the laws of such jurisdiction may execute and deliver a Foreign Subsidiaries Guaranty (unlimited in amount (or subject to such limits as may be necessary or advisable under local law and which are satisfactory to the Administrative Agent) and otherwise containing provisions reasonably consistent with the provisions of the Foreign Subsidiaries Guaranties executed and delivered on the Initial Borrowing Date), the Intercompany Subordination Agreement and such Security Documents as may be satisfactory to the Collateral Agent (generally consistent with the Security Documents executed and delivered by Qualified Non-U.S. Obligors on the Initial Borrowing Date, and providing security interests in such asset classes as shall be satisfactory to the Administrative Agent) and that, in accordance with the laws of the respective jurisdiction, such Credit Documents shall constitute the legal, valid and binding obligations, enforceable in accordance with their terms, and (in the case of the Security Documents) create valid and perfected security interests under applicable law (in each case subject to such customary exceptions (not inconsistent with the requirements set forth above) as are satisfactory to the Administrative Agent). The parties hereto further agree that, in the discretion of the Administrative Agent, as a condition to the addition of any jurisdiction to the list of Qualified Jurisdictions, the Administrative Agent may (but shall not be required to) request the consent of the Required Lenders to such addition and, in such event, the Administrative Agent shall be entitled to wait for such consent before adding the respective jurisdiction to the list of Qualified Jurisdictions.

                  "Qualified Non-U.S. Jurisdictions" shall mean and include each Qualified Jurisdiction other than the United States (and the States thereof).

                  "Qualified Non-U.S. Obligors" shall mean the European Borrower and each Foreign Credit Party which (x) is a Wholly-Owned Subsidiary of the U.S. Borrower organized under the laws of a Qualified Non-U.S. Jurisdiction, (y) has provided a full and unconditional guaranty (unlimited in amount (or subject to such limits as may be necessary or advisable under local law as agreed to by the Administrative Agent in consultation with its local counsel) of all Guaranteed Obligations (as defined in the Foreign Subsidiaries Guaranties) pursuant to a Foreign Subsidiaries Guaranty and (z) has executed the relevant Security Documents in accordance with the requirements of Sections 5 and 8.11 securing all such Guaranteed Obligations.

                  "Qualified Obligors" shall mean each Qualified U.S. Obligor and each Qualified Non-U.S. Obligor.

                  "Qualified Preferred Stock" shall mean any Preferred Equity of the U.S. Borrower, the express terms of which shall provide that dividends thereon shall not be required to be paid at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of the U.S. Borrower or any of its Subsidiaries relating to outstanding indebtedness and which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including any change of control event), cannot mature (excluding any maturity as the result of an optional redemption by the issuer thereof) and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of an change of control event), in whole or in part, on or prior to one year following the latest Maturity Date then in effect.

                  "Qualified U.S. Obligors" shall mean and include the U.S. Borrower and each other U.S. Credit Party which is a Wholly-Owned Subsidiary of the U.S. Borrower, provided that any Qualified U.S. Obligor that is (or was) a Subsidiary of the U.S. Borrower shall cease to constitute a Qualified U.S. Obligor at such time, if any, as such Subsidiary ceases to be a Wholly-Owned Subsidiary of the U.S. Borrower.

                  "Quarterly Payment Date" shall mean the last Business Day of each November, February, May and August, it being understood that the first Quarterly Payment Date shall be the last Business Day of the fiscal month ending August 2004.

                  "Quarterly Pricing Certificate" shall have the meaning provided in the definition of Applicable Margin.

                  "Quebec Secured Party" shall have the meaning provided in
Section 12.15(a).

                  "Quebec Security Granting Parties" shall have the meaning provided in Section 12.15(a).

                  "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" shall mean the receipt by the U.S. Borrower or any of its Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the U.S. Borrower or any of its Subsidiaries, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of the U.S. Borrower or any of its Subsidiaries or (iii) under any policy of insurance required to be maintained under Section 8.03.

                  "Refinancing" shall mean the refinancing and repayment or other satisfaction in full of all amounts outstanding under, and the termination of all commitments in respect of, all Indebtedness to be Refinanced.

                  "Refinancing Documents" shall mean all of the agreements, documents and instruments executed or delivered in connection with the Refinancing.

                  "Register" shall have the meaning provided in Section 13.17.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from to time in effect and any successor to all or any portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

                  "Release" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.).

                  "Reorganization" shall mean the consummation of the transactions contemplated by the Plan of Reorganization and the Disclosure Statement to occur prior to the Initial Borrowing Date.

                  "Reorganization Documents" shall mean each of the agreements, documents and instruments entered into in connection with the Reorganization (other than the Credit Documents and the Refinancing Documents).

                  "Replaced Lender" shall have the meaning provided in Section 1.13.

                  "Replacement Lender" shall have the meaning provided in
Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period under ERISA has been waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation
Section 4043.

                  "Required Appraisal" shall have the meaning provided in
Section 8.11(i).

                  "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding principal (taking the Dollar Equivalent of any outstanding Euro Denominated Term Loans) of Term Loans (or, if prior to the occurrence of the Credit Events on the Initial Borrowing Date, whose U.S. Borrower Term Loan Commitments, European Borrower Dollar Term Loan Commitments and European Borrower Euro Term Loan Commitments, taking the Dollar Equivalent of any such European Borrower Euro Term Loan Commitments) and Multicurrency Facility Revolving Loan Commitments (or after the termination thereof, outstanding Individual Multicurrency Facility RL Exposures) as of any date of determination represent greater than 50% of the sum of all outstanding principal (taking the Dollar Equivalent of any outstanding Euro Denominated Term Loans) of Term Loans (or, if prior to the occurrence of the Credit Events on the Initial Borrowing Date, the sum of all U.S. Borrower Term Loan Commitments, European Borrower Dollar Term Loan Commitments and European Borrower Euro Term Loan Commitments, taking the Dollar Equivalent of any such European Borrower Euro Term Loan Commitments) of Non-Defaulting Lenders at such time and the sum of all Multicurrency Facility Revolving Loan Commitments of all Non-Defaulting Lenders at such time (or, after the termination thereof, the sum of the then total Individual Multicurrency Facility RL Exposures of all Non-Defaulting Lenders at such time).

                  "Restructuring Charges" shall mean non-recurring and other one-time costs incurred by the U.S. Borrower in connection with the reorganization of its and its Subsidiaries' business, operations and structure in respect of (i) the implementation of lean manufacturing initiatives, (ii) plant closures and the consolidation, relocation or elimination of operations,
(iii) related severance costs and other costs incurred in connection with the termination, relocation and training of employees, and (iv) legal, consulting, employee retention and other advisor fees incurred in connection with the Chapter 11 Cases and the related Plan of Reorganization.

                  "Returns" shall have the meaning provided in Section 7.20.

                  "Revolving Loan Maturity Date" shall mean May 5, 2009.

                  "RL Commitment Commission" shall have the meaning provided in
Section 3.01(a).

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw Hill, Inc.

                  "Scheduled Existing Indebtedness" shall mean Third Party Scheduled Existing Indebtedness and Intercompany Scheduled Existing Indebtedness.

                  "Scheduled Repayment" shall mean any U.S. Borrower Term Loan Scheduled Repayment, any European Borrower Dollar Term Loans Scheduled Repayment and/or any European Borrower Euro Term Loan Scheduled Repayment, as applicable.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

                  "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

                  "Secured Creditors" shall have the meaning provided in the respective Security Documents.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreement Collateral" shall mean all collateral in which any security interest is granted pursuant to the Security Agreements.

                  "Security Agreements" shall mean the U.S. Security Agreement and each Foreign Security Agreement.

                  "Security Document" shall mean and include each of the U.S. Security Agreement, the U.S. Pledge Agreement, each Mortgage, each Foreign Security Agreement, each Foreign Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document (including each Additional Mortgage).

                  "Senior Officer" shall mean (i) senior executive management of the U.S. Borrower, (ii) the general counsel of the U.S. Borrower and (iii) the division presidents of the U.S. Borrower and its Subsidiaries.

                  "Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by the U.S. Borrower (and not guaranteed or supported in any way by the European Borrower or any other Subsidiary of the U.S. Borrower) in the form of Exhibit M, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Shareholders' Agreements" shall have the meaning provided in
Section 5.14.

                  "Sharing Event" shall mean (i) the occurrence of any Event of Default with respect to either Borrower pursuant to Section 10.05, (ii) the declaration of the termination of any Multicurrency Facility Revolving Loan Commitment, or the acceleration of the maturity of any Loans, in each case pursuant to the last paragraph of Section 10 or (iii) the failure of either Borrower to pay any principal of, or interest on, Loans of any Tranche or any Letter of Credit Outstandings on the relevant Maturity Date.

                  "Significant Asset Sale" shall mean each Asset Sale which generates Net Sale Proceeds of at least $10,000,000.

                  "Sole Lead Arranger" shall mean DBSI, in its capacity as Sole Lead Arranger and Book Running Manager.

                  "Special Reserve Account" shall have the meaning provided in
Section 1.14(c).

                  "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                  "Start Date" shall have the meaning provided in the definition of Applicable Margin.

                  "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met, but after giving effect to all previous drawings made thereunder), provided that except as such term is used in Section 2.02, the "Stated Amount" of each Euro Denominated Letter of Credit shall be, on any date of calculation, the Dollar Equivalent of the maximum amount available to be drawn in Euros thereunder (determined without regard to whether any conditions to drawing could then be met but after giving effect to all previous drawings made thereunder).

                  "Subsidiaries Guaranty" shall mean and include the U.S. Subsidiaries Guaranty, each Foreign Subsidiaries Guaranty and any other guaranty executed and delivered by any Subsidiary of the U.S. Borrower pursuant to any of Sections 8.11, 8.12 and/or 9.16.

                  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through one or more Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through one or more Subsidiaries of such Person, has more than a 50% Equity Interest at the time.

                  "Subsidiary Guarantor" shall mean each Subsidiary of the U.S. Borrower that executes and delivers any Subsidiaries Guaranty, unless and until such time as the respective Subsidiary is released from all of its obligations under any relevant Subsidiaries Guaranty in accordance with the terms and provisions thereof.

                  "Supermajority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%".

                  "Swingline Expiry Date" shall mean the date that is five Business Days prior to the Revolving Loan Maturity Date.

                  "Swingline Lender" shall mean DBAG, or any Person serving as a successor Administrative Agent hereunder, in its capacity as a lender of Swingline Loans.

                  "Swingline Loan" shall have the meaning provided in Section 1.01(e).

                  "Syndication Agents" shall have the meaning provided in the first paragraph of this Agreement.

                  "Syndication Date" shall mean the earlier of (i) the 90th day following the Initial Borrowing Date and (ii) the date upon which the Administrative Agent determines (and notifies the U.S. Borrower and the Lenders) that the primary syndication (and resultant addition of Persons as Lenders pursuant to Section 13.04(b)) has been completed.

                  "Synthetic Lease" means a lease transaction under which the parties intend that (i) the lease will be treated as an "operating lease" by the lessee and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

                  "Tax Allocation Agreements" shall have the meaning provided in
Section 5.14.

                  "Taxes" shall have the meaning provided in Section 4.04(a).

                  "Term Loan Maturity Date" shall mean May 5, 2010.

                  "Term Loans" shall mean and include U.S. Borrower Term Loans and European Borrower Term Loans.

                  "Test Period" shall mean each period of four consecutive Fiscal Quarters then last ended, in each case taken as one accounting period; provided that in the case of any Test Period which includes any Fiscal Quarter ended on or prior to March 31, 2005, the rules set forth in the immediately succeeding sentence shall apply; provided further, that in the case of determinations of the Leverage Ratio pursuant to this Agreement, such further adjustments (if any) as described in the proviso to the definition of "Leverage Ratio" contained herein shall be made to the extent applicable. If the respective Test Period (i) includes the Fiscal Quarter ended September 30, 2003,
(x) Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $46,700,000 and (y) Consolidated Interest Expense for such Fiscal Quarter shall be deemed to be $7,200,000, (ii) includes the Fiscal Quarter ended December 31, 2003, (x) Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $59,000,000, and (y) Consolidated Interest Expense for such Fiscal Quarter shall be deemed to be $7,200,000, (iii) includes the Fiscal Quarter ended March 31, 2004, (x) Consolidated EBITDA for such Fiscal Quarter shall be deemed to be $48,100,000 and (y) Consolidated Interest Expense for such Fiscal Quarter shall be deemed to be $7,200,000, and (iv) includes the Fiscal Quarter ended June 30, 2004, (x) Consolidated EBITDA shall be deemed to be the sum of actual Consolidated EBITDA for the period from and including the Initial Borrowing Date to and including the last day of such Fiscal Quarter plus an amount equal to $30,600,000 multiplied by a fraction the numerator of which is the number of days in said Fiscal Quarter to but excluding the Initial Borrowing Date and the denominator of which is the total number of days in such Fiscal Quarter and (y) Consolidated Interest Expense shall be deemed to be the sum of actual Consolidated Interest Expense for the period from and including the Initial Borrowing Date to and including the last day of such Fiscal Quarter plus an amount equal to $7,200,000 multiplied by a fraction the numerator of which is the number of days in said Fiscal Quarter to but excluding the Initial Borrowing Date and the denominator of which is the number of days in said Fiscal Quarter.

                  "Third Party Scheduled Existing Indebtedness" shall have the meaning provided in Section 7.21.

                  "TL Repayment Percentage" of any Tranche of Term Loans at any time shall be a fraction (expressed as a percentage) (x) the numerator of which is the aggregate principal amount of outstanding Term Loans of such Tranche (using the Dollar Equivalent of any amounts denominated in Euros) and (y) the denominator of which is the sum of the aggregate principal amount of all outstanding Term Loans at such time (using the Dollar Equivalent of any amounts denominated in Euros).

                  "Total Commitment" shall mean, at any time, the sum of the Total U.S. Borrower Term Loan Commitment, the Total European Borrower Dollar Term Loan Commitment, the Total European Borrower Euro Term Loan Commitment and the Total Multicurrency Facility Revolving Loan Commitment.

                  "Total European Borrower Dollar Term Loan Commitment" shall mean, at any time, the sum of the European Borrower Term Loan Commitments of each of the Lenders with such a Commitment at such time.

                  "Total European Borrower Euro Term Loan Commitment" shall mean, at any time, the sum of the European Borrower Euro Term Loan Commitments of each of the Lenders with such a Commitment at such time.

                  "Total Multicurrency Facility Revolving Loan Commitment" shall mean, at any time, the sum of the Multicurrency Facility Revolving Loan Commitments of each of the Lenders with such a Commitment at such time.

                  "Total Unutilized Multicurrency Facility Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Multicurrency Facility Revolving Loan Commitment as in effect at such time less (y) the Aggregate Multicurrency Facility RL Exposure at such time; provided that for purposes of the definition of Applicable Multicurrency Facility Commitment Fee Percentage (and as the term "Total Unutilized Multicurrency Facility Revolving Loan Commitment" is used therein) only, "Aggregate Multicurrency Facility RL Exposure" shall be determined as provided in the definition thereof but for such purposes excluding the obligations described in clause (iii) of said definition (and treating same as if they were not outstandings).

                  "Total U.S. Borrower Term Loan Commitment" shall mean, at any time, the sum of the U.S. Borrower Term Loan Commitments of each of the Lenders with such a Commitment at such time.

                  "Trade Letter of Credit" shall have the meaning set forth in
Section 2.01(a).

                  "Tranche" shall mean the respective facilities and commitments utilized in making Loans hereunder, with there being seven separate Tranches (i.e., U.S. Borrower Term Loans, European Borrower Dollar Term Loans, European Borrower Euro Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, European Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Swingline Loans and European Borrower Swingline Loans; provided that for purposes of the definition of "Supermajority Lenders", "Majority Lenders" and
Section 13.12(a), there shall be deemed to be four separate Tranches (i.e., U.S. Borrower Term Loans, European Borrower Dollar Term Loans, European Borrower Euro Term Loans and Multicurrency Facility Revolving Loans).

                  "Transaction" shall mean, collectively, (i) the consummation of the Reorganization, (ii) the consummation of the Refinancing, (iii) the entering into of the Credit Documents and the incurrence of all Loans and the issuance of all Letters of Credit on the Initial Borrowing Date, and (iv) the payment of fees and expenses in connection with the foregoing.

                  "Treaty" means the Treaty establishing the European Community being the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986, the Maastricht Treaty (which was signed at Maastricht on February 7,
1992) and the Treaty of Amsterdam (which was signed in Amsterdam on October 2,
1997).

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan, a Eurodollar Loan, a Euro Denominated Loan (other than a Euro Denominated Swingline Loan) or a Euro Denominated Swingline Loan.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "Unfunded Current Liability" shall mean the amount, if any, by which the actuarial present value of accumulated benefits of any Plan subject to Title IV of ERISA as of the close of its most recent plan year, determined using actuarial assumptions at such time consistent with those prescribed by Financial Account Standards No. 87, exceeds the fair market value of the assets allocable to such liabilities.

                  "Unpaid Drawing" shall have the meaning provided in Section 2.05(a).

                  "Unutilized Multicurrency Facility Revolving Loan Commitment" with respect to any Multicurrency Facility RL Lender, at any time, shall mean such Multicurrency Facility RL Lender's Multicurrency Facility Revolving Loan Commitment at such time, if any, less the sum of (i) the aggregate outstanding principal amount of Multicurrency Facility Revolving Loans (taking the Dollar Equivalent of any such Loans denominated in Euros) made by such Multicurrency Facility RL Lender and then outstanding and (ii) the sum of such Multicurrency Facility RL Lender's L/C Participation Percentage of the Stated Amount of each Letter of Credit and any Unpaid Drawings (taking the Dollar Equivalent of any amounts expressed in Euros) relating thereto.

                  "U.S." or "United States" shall mean the United States of America.

                  "U.S. Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "U.S. Borrower Common Stock" shall have the meaning provided in Section 7.13(a).

                  "U.S. Borrower Guaranteed Obligations" shall mean (i) the principal and interest on each European Borrower Dollar Term Note, each European Borrower Euro Term Note, each European Borrower Multicurrency Facility Revolving Note and the European Borrower Swingline Note issued by the European Borrower to each Lender, and each European Borrower Dollar Term Loan, each European Borrower Euro Term Loan, each European Borrower Multicurrency Facility Revolving Loan and each European Borrower Swingline Loan made, under this Agreement, all reimbursement obligations and Unpaid Drawings with respect to each Letter of Credit issued for the account of the European Borrower, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the European Borrower to each Lender, each Agent, each Issuing Lender and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance by the European Borrower with all the terms, conditions and agreements contained in the Credit Documents to which it is a party and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the European Borrower or any other Subsidiary of the U.S. Borrower owing under any Interest Rate Protection Agreement or any Other Hedging Agreement entered into by the European Borrower or any other Subsidiary of the U.S. Borrower with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

                  "U.S. Borrower Guaranteed Party" shall mean the European Borrower and each Subsidiary of the U.S. Borrower party to any Interest Rate Protection Agreement or Other Hedging Agreement with any Secured Creditor.

                  "U.S. Borrower Letter of Credit" shall mean each Multicurrency Facility Letter of Credit (which may be denominated in Dollars or Euros) issued for the account of the U.S. Borrower pursuant to Section 2.01 and designated as such by the U.S. Borrower in the respective Letter of Credit Request.

                  "U.S. Borrower Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding U.S. Borrower Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings (taking the Dollar Equivalent of all amounts payable in Euros) in respect of all U.S. Borrower Letters of Credit.

                  "U.S. Borrower Multicurrency Facility Revolving Loan" shall have the meaning provided in Section 1.01(d).

                  "U.S. Borrower Multicurrency Facility Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "U.S. Borrower Swingline Loan" shall have the meaning provided in Section 1.01(e).

                  "U.S. Borrower Swingline Note" shall have the meaning provided in Section 1.05(a).

                  "U.S. Borrower Term Loan" shall have the meaning provided in
Section 1.01(a).

                  "U.S. Borrower Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "U.S. Borrower Term Loan Commitment", as the same may be terminated pursuant to Sections 3.03 and/or 10.

                  "U.S. Borrower Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(i).

                  "U.S. Borrower Term Note" shall have the meaning provided in
Section 1.05(a).

                  "U.S. Borrower's Guaranty" shall mean the guaranty of the U.S. Borrower pursuant to Section 14.

                  "U.S. Credit Party" shall mean the U.S. Borrower and each U.S. Subsidiary Guarantor.

                  "U.S. Dollars", "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

                  "U.S. GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; provided that determinations in accordance with U.S. GAAP for purposes of Applicable Margins and Sections 4.02, 8.15 and 9, including defined terms as used therein, and for all purposes of determining the Leverage Ratio, are subject (to the extent provided therein) to Section 13.07(a).

                  "U.S. GAAS" shall mean generally accepted audit standards in the United States of America as in effect from time to time.

                  "U.S. Mortgaged Property" shall mean each Real Property located in the United States or any State or territory thereof with respect to which a Mortgage is required to be delivered pursuant to the terms of this Agreement.

                  "U.S. Pledge Agreement" shall have the meaning provided in
Section 5.10(a).

                  "U.S. Pledge Agreement Collateral" shall mean all of the "Collateral" as defined in the U.S. Pledge Agreement.

                  "U.S. Security Agreement" shall have the meaning provided in
Section 5.11.

                  "U.S. Security Documents" shall mean and include the U.S. Security Agreement, the U.S. Pledge Agreement, each Mortgage covering a U.S. Mortgaged Property and each Additional Security Document covering assets of a U.S. Credit Party situated in the United States.

                  "U.S. Subsidiaries Guaranty" shall have the meaning provided in Section 5.09(a) and shall include any counterpart thereof and any other substantially identical guaranty executed and delivered by any Subsidiary of the U.S. Borrower pursuant to Section 8.11, 8.12 or 9.16.

                  "U.S. Subsidiary Guarantor" shall mean (i) each Wholly-Owned Domestic Subsidiary of the U.S. Borrower as of the Initial Borrowing Date and
(ii) each other Wholly-Owned Domestic Subsidiary of the U.S. Borrower created, established or acquired after the Initial Borrowing Date which executes and delivers a U.S. Subsidiaries Guaranty, unless and until such time as the respective Domestic Subsidiary ceases to constitute a Domestic Subsidiary or is released from all of its obligations under its U.S. Subsidiaries Guaranty in accordance with the terms and provisions thereof.

                  "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Domestic Subsidiary of such Person.

                  "Wholly-Owned Foreign Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is not a Domestic Subsidiary of such Person.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required by applicable law to be held by Persons other than such Person) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% Equity Interest at such time; provided that any Foreign Subsidiary of such Person at least 90% of whose capital stock or other Equity Interests are owned by such Person and/or one or more Wholly-Owned Subsidiaries (determined after giving effect to this proviso) of such Person at such time shall be deemed to be a Wholly-Owned Subsidiary of such Person.

                  "Written" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

                  SECTION 12. The Agents.

                  12.01 Appointment. (a) Each Lender hereby irrevocably designates and appoints (x) DBAG as Administrative Agent for such Lender (for purposes of this Section 12, the term "Administrative Agent" shall mean DBAG in its capacities as Administrative Agent and as Collateral Agent hereunder and pursuant to the Security Documents) and (y) CSFB and Fleet Securities as Syndication Agents for such Lender, each to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes the Administrative Agent and each Syndication Agent to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to or required of the Administrative Agent or such Syndication Agent, as the case may be, by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each of the Agents may perform any of their respective duties under this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the Administrative Agent and/or Collateral Agent may perform any of its duties under the Security Documents by or through one or more of its affiliates).

                  (b) The provisions of this Section 12 are solely for the benefit of the Agents and the Lenders, and neither the U.S. Borrower nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each Agent shall act solely as agent for the Lenders, and each Agent assumes no (and shall not be deemed to have assumed any) obligation or relationship of agency or trust with or for the U.S. Borrower or any of its Subsidiaries.

                  (c) Notwithstanding anything to the contrary contained herein or in any other Credit Document, its is understood and agreed that (x) Fleet National Bank shall be deemed to be the Syndication Agent for all purposes hereunder and (y) all references to "Fleet Securities" or "Fleet Securities, Inc." in this Agreement or any other Credit Document shall be deemed to be references to Fleet National Bank.

                  12.02 Nature of Duties. (a) No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither any Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Agents shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note and nothing in this Agreement or in any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein, provided that the Agents shall be deemed to be a trustee and stand in a fiduciary relationship with respect to the Lenders and the holders of Notes for purposes of any Security Document governed by the laws of a jurisdiction located outside the United States where the Agents shall determine, based on advice of local counsel, that same is necessary or desirable for purposes of realizing the benefits intended to be conferred pursuant to such Security Document, and the Lenders hereby irrevocably designate each of the Agents as their trustee for such purpose and authorize each of the Agents to at any time and from time to time take all actions (including, without limitation, making demand for all amounts then due and payable and the exercise of other remedies) on their behalf in accordance with the terms of such Security Document without the necessity of any notice to or further consent from any Lender, and the Lenders hereby agree to indemnify the Agents (and each of their respective officers, directors, trustees, employees, representatives and agents) and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, the taking of any action or any omission to take action under any such Security Document unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  (b) Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, each of the Book Running Managers is named as such for recognition purposes only, and in their respective capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Credit Documents or the transactions contemplated hereby and thereby; it being understood and agreed that the Book Running Managers shall be entitled to all indemnification and reimbursement rights in favor of "Agents" as, and to the extent, provided for under Sections
12.07 and 13.01. Without limitation of the foregoing, neither of the Book Running Managers shall, solely by reason of this Agreement or any other Credit Documents, have any fiduciary relationship in respect of any Lender or any other Person.

                  12.03 Certain Rights of the Agents. The Agents shall have the right to request instructions from the Required Lenders at any time. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against any Agent or any of its employees, directors, officers, agents or affiliates as a result of such Agent or such other person acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

                  12.04 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected (and shall have no liability to any Person) in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order, telephone message or other document or conversation that such Agent believed, in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision), to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent (which may be counsel for the Credit Parties) and, with respect to other matters, upon advice of independent public accountants or other experts selected by it.

                  12.05 Notice of Default, etc. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless such Agent has actually received written notice from a Lender or either Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until any Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders (as determined by such Agent in its sole discretion).

                  12.06 Nonreliance on Agents and Other Lenders. Independently and without reliance upon any Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make its own independent investigation of the financial condition and affairs of the U.S. Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent or their respective affiliates nor any of their respective officers, directors, agents or employees shall be responsible to any Lender or the holder of any Note for, or be required or have any duty to ascertain, inquire or verify the accuracy of, (i) any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, (ii) the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document, (iii) the financial condition of the U.S. Borrower and any of its Subsidiaries, (iv) the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, (v) the satisfaction of any of the conditions precedent set forth in Section 5 or 6, or (vi) the existence or possible existence of any Default or Event of Default.

                  12.07 Indemnification. (a) To the extent any Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrowers, the Lenders will reimburse and indemnify such Agent (and any affiliate thereof) in proportion to their respective "percentages" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent (or any affiliate thereof) in performing its respective duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  (b) Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document (except actions expressly required to be taken by it hereunder or under the Credit Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

                  (c) The agreements in this Section 12.07 shall survive the payment of all Obligations.

                  12.08 Agents in their Individual Capacities. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lender", "Required Lenders", "Supermajority Lenders", "Majority Lenders", "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  12.09 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  12.10 Resignation of the Agents. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents (including, without limitation, its functions and duties as Collateral Agent) at any time by giving 30 Business Days' prior written notice to the Lenders and, unless a Default or an Event of Default under
Section 10.05 then exists, the U.S. Borrower. Any such resignation by an Agent hereunder shall also constitute its resignation (if applicable) as an Issuing Lender and Swingline Lender, in which case the resigning Agent (x) shall not be required to issue any further Letters of Credit or make any additional Swingline Loans hereunder and (y) shall maintain all of its rights as Issuing Lender or Swingline Lender, as the case may be, with respect to any Letter of Credit issued by it, or Swingline Loans made by it, prior to the date of such resignation. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder and/or under the other Credit Documents who shall be a commercial bank or trust company acceptable to the U.S. Borrower, which acceptance shall not be unreasonably withheld or delayed (provided that the U.S. Borrower's approval shall not be required if an Event of Default then exists).

                  (c) If a successor Administrative Agent shall not have been so appointed within such 30 Business Day period, the Administrative Agent, with the consent of the U.S. Borrower (which consent shall not be unreasonably withheld or delayed, provided that the U.S. Borrower's consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder and/or under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

                  (e) Either Syndication Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Days' prior written notice to the Lenders. Such resignation shall take effect at the end of such five Business Day period.

                  (f)      Upon a resignation of any Agent pursuant to this
Section 12.10, such Agent shall remain indemnified to the extent provided in this Agreement and the other Credit

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Documents and the provisions of this Section 12 shall continue in effect for the benefit of such Agent for all of its actions and inactions while serving as such Agent.

                  12.11 Collateral Matters. (a) Each Lender authorizes and directs the Collateral Agent to enter into the Security Documents for the benefit of the Lenders and the other Secured Creditors. Each Lender hereby agrees, and each holder of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

                  (b) The Lenders hereby authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations at any time arising under or in respect of this Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or otherwise disposed of (to Persons other than the U.S. Borrower and its Subsidiaries) upon the sale or other disposition thereof in compliance with
Section 9.02, (iii) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders hereunder, to the extent required by Section 13.12) or (iv) as otherwise may be expressly provided in the relevant Security Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 12.11.

                  (c) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by either Borrower or any of its Subsidiaries or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 12.11 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  12.12 Delivery of Information. The Administrative Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from either

Borrower, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Credit Document except
(i) as specifically provided in this Agreement or any other Credit Document and
(ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.

                  12.13 Special Appointment of Collateral Agent (Germany).
(a)Without prejudice to the generality of Section 12.11:

                  (i) each Lender and each Issuing Lender that is or will become party to this Agreement hereby appoints, and each Secured Creditor (including each Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty) that is not or will not become a party to this Agreement) by its acceptance of the benefits of the German Security, appoints on the terms set out in this Section 12.13, the Collateral Agent as trustee (Treuhaender) and administrator for the purpose of holding in trust (Treuhand) and administering, enforcing and releasing the German Security for the Secured Creditors;

                  (ii) the Collateral Agent accepts its appointment as a trustee (Treuhaender) and administrator of the German Security on the terms and subject to the conditions set out in this Agreement; and

                  (iii) the Secured Creditors agree that, in relation to the German Security, no Secured Creditor shall exercise any independent power to enforce any German Security or take any other action in relation to the enforcement of the German Security, or make or receive any declarations in relation thereto.

                  (b) The Collateral Agent shall hold and administer any German Security which is security assigned, transferred or pledged under German law to it as a trustee (Treuhaender) for the benefit of the Secured Creditors.

                  (c) Furthermore, each Secured Creditor hereby authorizes (bevollmaechtigt) the Collateral Agent (with the right of sub-delegation) to enter into any documents evidencing German Security and to make and accept all declarations and take all actions as it considers necessary or useful in connection with any German Security on behalf of such Secured Creditor. The Collateral Agent shall further be entitled to rescind, release, amend and/or execute new and different documents securing the German Security. The Collateral Agent is released from the restrictions arising under section 181 of the German Civil Code (Buergerliches Gesetzbuch) (restrictions on self-dealing).

                  (d) The Secured Creditors and the Collateral Agent agree that all rights and claims to be constituted by an abstract acknowledgement of indebtedness to be entered into by certain Credit Parties and the Collateral Agent and all proceeds held by the Collateral Agent pursuant to or in connection with such abstract acknowledgement of indebtedness are held by the Collateral Agent with effect from the date of such abstract acknowledgement of indebtedness on trust (treuhanderisch) for the Secured Creditors and will be administered in accordance with this Agreement. The Secured Creditors and the Collateral Agent agree further that the respective

Credit Parties' obligations under such abstract acknowledgement of indebtedness shall not increase the total amount of the Secured Obligations as defined in the Security Documents relating to German Security and shall not result in any additional liability of any of the Credit Parties or otherwise prejudice the rights of any of the Credit Parties under any Credit Document. Accordingly, payment of the obligations under such abstract acknowledgement of indebtedness shall, to the same extent, discharge the corresponding Secured Obligations and vice versa.

                  12.14 Special Appointment of Collateral Agent (France). (a) Without prejudice to the generality of Section 12.11:

                  (i) each Lender (including, without limitation, each Lender in its capacity as a Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty)) and each Issuing Lender (as "mandants" under French Law), by executing this Agreement, or in the case of a Hedging Creditor, by executing an Accession Notice (as defined in the French Collateral Documents (as defined below) relating to pledges over shares), irrevocably appoints the Collateral Agent to act as agent ("mandataire" under French Law) under and in connection with the Foreign Security Documents governed by French law and any documents relating thereto (collectively, the "French Collateral Documents") and irrevocably authorizes the Collateral Agent (i) to execute on its behalf the French Collateral Documents to which it is a party, and (ii) to perform the duties and to exercise the rights, powers and discretions of the Secured Creditors that are specifically delegated to it pursuant to this Agreement or the French Collateral Documents in connection with such French Collateral Documents, together with any other incidental rights, powers and discretions which are incidental thereto and (iii) to give any discharge for any monies payable under the French Collateral Documents; and

                  (ii) each Lender (including, without limitation, each Lender which is a Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty)) and each Issuing Lender irrevocably authorizes the Collateral Agent for and on its behalf to exercise the rights, powers and discretions which are specifically delegated to it by the terms of the French Collateral Documents and this Agreement, together with all rights, powers and discretions which are incidental thereto and to give any discharge for any monies payable under the French Collateral Documents.

                  (b) Notwithstanding Section 13.08 hereof, the provisions of this Section 12.14 shall be governed by the laws of the France.

                  12.15 Special Appointment of Collateral Agent (Quebec). (a) Without limiting the powers of the Administrative Agent and the Collateral Agent hereunder and under the Security Documents, each Lender (for its benefit and the benefit of its affiliates), each Issuing Lender, the Administrative Agent, the Collateral Agent, each other Agent, the Sole Lead Arranger and each Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty entered into by the relevant Quebec Security Granting Parties (as hereinafter defined)) (all such Lenders (for their benefit and the benefit of their respective affiliates), Issuing Lenders, Administrative Agent, Collateral Agent, other Agents, Sole Lead Arranger and Hedging Creditors are collectively called, for purposes of this
Section 12.15, the "Quebec Secured Parties") and the Collateral Agent (in its sole capacity as the initial holder of the Bonds (as defined below)) hereby acknowledges and agrees that the Collateral Agent shall, for the purposes of holding any security granted under the Security Documents pursuant to the laws of the Province of Quebec to secure payment of bonds (or any similar instruments) issued by 1036058 Ontario Inc., Exide Canada Inc. or any other Credit Party (collectively, the "Quebec Security Granting Parties") (which bonds as amended, restated, replaced, modified or supplemented at any time, for purposes of this Section 12.15, shall be hereinafter referred to as the "Bonds"), be the holder of an irrevocable power of attorney ("fonde de pouvoir") (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Quebec Secured Parties and holders of the Bonds. Each of the Quebec Secured Parties and the Collateral Agent (solely in its capacity as the initial holder of the Bonds) hereby ratifies the appointment of and constitutes, to the extent necessary, the Collateral Agent as the holder of such irrevocable power of attorney ("fonde de pouvoir") in order to hold security granted by any one of the Quebec Security Granting Parties under the Credit Documents in the Province of Quebec to secure payment of the Bonds. Each assignee Quebec Secured Party and each assignee holder of Bonds shall be deemed to have confirmed and ratified the constitution of the Collateral Agent as the holder of such irrevocable power of attorney ("fonde de pouvoir") by execution of the relevant agreements relating to such assignment. The Collateral Agent agrees to act in such capacity. Furthermore, the Collateral Agent hereby agrees and each of the other Quebec Secured Parties hereby appoints the Collateral Agent to act in the capacity of the holder and depositary of the Bonds on its own behalf as Collateral Agent and for and on behalf and for the benefit of all present and future Quebec Secured Parties. Each assignee Quebec Secured Party shall be deemed to have confirmed and ratified the constitution of the Collateral Agent as such holder and depositary of the Bonds by execution of the relevant agreements relating to such assignment. To the extent necessary, each Hedging Creditor shall be deemed to confirm and ratify the appointments made under this Section 12.15 by its execution of the relevant Interest Rate Protection Agreement or Other Hedging Agreement.

                  (b) The parties hereto expressly waive the provisions and protection of Section 32 of An Act Respecting Special Powers of Legal Persons (Quebec). The Collateral Agent may acquire and be the holder of the Bonds or other titles of indebtedness. Each of parties hereto acknowledges and agrees that the Bonds constitute a title of indebtedness as such term is used in
Article 2692 of the Civil Code of Quebec.

                  (c) Notwithstanding Section 13.08 hereof, the provisions of this Section 12.15 shall be governed by the laws of the Province of Quebec and the federal laws of Canada applicable therein.

                  12.16 Special Appointment of Collateral Agent (Belgium). (a) Without prejudice to the generality of Section 12.11, each Lender and each Issuing Lender that is or will become party to this Agreement hereby authorizes and directs, and each Secured Creditor (including each Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty) that is not or will not become a party to this Agreement) by its acceptance of the benefits of the Foreign Security Agreements over the business assets of any Belgian Credit Party (the "Belgian Pledges on Business Assets") hereby authorizes and directs, Deutsche Bank Luxembourg SA ("DBL") to be the collateral agent for the purpose of the Belgian Pledges on Business Assets. The provisions applicable to the Collateral Agent shall apply mutatis mutandis to DBL for the purpose of the Belgian Pledges on Business Assets.

                  (b) Without prejudice to the rights of the Secured Creditors under the Belgian Pledges on Business Assets, each such Secured Creditor agrees that DBL shall be the obligee of the Belgian Credit Party with respect to such Belgian Pledges on Business Assets and shall be entitled in its own name to claim performance of the Secured Obligations thereunder, and there shall be a solidarite active/actieve hoofdelijkheid between DBL and the Lenders in relation thereto.

                  12.17 Special Appointment of Collateral Agent (Austria). (a) Without prejudice to the generality of Section 12.11:

                  (i) each Lender and each Issuing Lender that is or will become party to this Agreement hereby assigns and transfers, and each Secured Creditor (including each Hedging Creditor (as defined in the U.S. Security Agreement) that is not or will not become party to the Agreement) by its acceptance of the benefits of the Austrian Security assigns and transfers on the terms set forth in this Section, to the Collateral Agent as nominee ("Treuhaender") for the purpose of holding, accepting, administering, enforcing and releasing in its own name but for the account ("treuhaendig") of each Lender, each Issuing Lender and of each Secured Creditor: (x) all obligations guaranteed by the respective Foreign Subsidiary Guarantor by executing the Foreign Subsidiaries Guaranty which obligations are secured by the Austrian Security and (y) the Austrian Security of the Secured Creditors;

                  (ii) the Collateral Agent accepts the above assignment and transfer and its appointment as a nominee ("Treuhaender") of all obligations secured by the Foreign Subsidiaries Guaranty and takes over all such obligations and accepts its appointment as a nominee ("Treuhaender") of the Austrian Security on the terms and subject to the conditions set out in this Agreement; and

                  (iii) the Secured Creditors agree that, in relation to the Austrian Security, no Secured Party may dispose of any obligation which is secured by the Foreign Subsidiaries Guaranty or by the Austrian Security or take any other action in relation to any obligation which is secured by the Foreign Subsidiaries Guaranty or the Austrian Security, or make or receive any declarations in relation thereto in its own name but only by directing the Collateral Agent as nominee ("Treuhaender") to act in the name of the Collateral Agent but for the account of the Secured Creditors since the Collateral Agent is holding all such obligations secured by the Foreign Subsidiaries Guaranty or the Austrian Security in its own name.

                  (b)      The Collateral Agent shall:

                  (i) hold and administer any obligation which is secured by the Austrian Security; and

                  (ii) hold and administer any Austrian Security which is pledged under Austrian law ("verpfaendet") or otherwise transferred ("uebertragen") in accordance with Austrian law to any of the Secured Parties under an accessory security right ("akzessorische Sicherheit").

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                  (c)      Each Secured Party hereby authorizes the Collateral
Agent to accept, as its nominee ("Treuhaender"), any Austrian Security created in favor of such Secured Party.

Furthermore, each Secured Party hereby authorizes the Collateral Agent (with the right of sub-delegation) to enter in its own name but for the account of ("treuhaendig") the Secured Party into any documents evidencing Austrian Security and to make and accept all declarations and take all actions as it considers necessary or useful in connection with any Austrian Security in favor of such Secured Party. The Collateral Agent shall further be entitled to rescind, release, amend and/or execute new and different documents securing the Austrian Security.

                  (d) The Collateral Agent shall, upon the request of a Lender, Issuing Lender or a Secured Creditor, as the case may be, re-assign and re-transfer any obligation which is secured by the Foreign Subsidiaries Guaranty or the Austrian Security or any claim and/or right or asset or proceeds arising from the Austrian Security or any accessory security right which is held by the Collateral Agent on behalf of such Lender, Issuing Lender or Secured Creditor as nominee ("treuhaendig") upon a respective request of such Lender, Issuing Lender or Secured Creditor in accordance with the request and the terms and conditions of this Agreement without undue delay.

                  (e) Notwithstanding Section 13.08 hereof, the provisions of this Section 12.17 shall be governed by the laws of Austria.

                  12.18 Special Appointment of Collateral Agent (Italy). (a) Without prejudice to the generality of Section 12.11:

                  (i) each Lender (including, without limitation, each Lender which is a Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty)) (as "mandante" under Italian law), by executing this Agreement, irrevocably appoints the Collateral Agent to act as agent ("mandatario con rappresentanza" under Italian law) under and in connection with the Foreign Security Documents governed by Italian law (collectively, the "Italian Collateral Documents") and irrevocably authorizes the Collateral Agent (x) to execute on its behalf the Italian Collateral Documents, and (y) to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Italian Collateral Documents, together with any other incidental rights, powers and discretions; and

                  (ii) each Lender (including, without limitation, each Lender which is a Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty)) irrevocably authorizes the Collateral Agent for and on its behalf to exercise the rights, powers and discretions which are specifically delegated to it by the terms of the Italian Collateral Documents and this Agreement, together with all rights, powers and discretions which are incidental thereto and to give any discharge for any monies payable under the Italian Collateral Documents.

                  (b) Notwithstanding Section 13.08 hereof, the provisions of this Section 12.18 shall be governed by Italian law.

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                  12.19 Special Appointment of Collateral Agent (Poland). (a)
Without prejudice to the generality of Section 12.11:

                  (i) each Lender and Issuing Lender that is or will become party to this Agreement and each Secured Creditor (including each Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty) that is not or will not become a party to this Agreement) by its acceptance of the benefits of the Foreign Subsidiary Guaranty and/or any Foreign Security Document governed by Polish law (collectively, the "Polish Collateral Documents"), hereby (as "mocodawca" under Polish law) irrevocably appoints the Collateral Agent to act as agent (as "pe(3)nomocnik" under Polish law) under and in connection with the Polish Collateral Documents and irrevocably authorizes the Collateral Agent (i) to execute on its behalf the Polish Collateral Documents, and
         (ii) to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Polish Collateral Documents, together with any other incidental rights and powers, including, without limitation, the ability to act as the pledge agent ("administrator zastawu") within the meaning of Art. 4 of the Polish Law on the registered pledge and pledge register dated December 6, 1996; and

                  (ii) each Lender and Issuing Lender that is or will become party to this Agreement and each Secured Creditor (including each Hedging Creditor (as defined in the Foreign Subsidiaries Guaranty) that is not or will not become a party to this Agreement) by its acceptance of the benefits of the Polish Collateral Documents, hereby irrevocably authorizes the Collateral Agent for and on its behalf to exercise the rights, powers and discretions which are specifically delegated to it by the terms of each of the Polish Collateral Documents and this Agreement, together with all rights, powers and discretions which are incidental thereto and to give any discharge for any monies payable under any Polish Collateral Documents.

                  (b) Notwithstanding Section 13.08 hereof, the provisions of Section 12.19 shall be governed by the laws of Poland.

                  SECTION 13. Miscellaneous.

                  13.01 Payment of Expenses, etc. The Borrowers jointly and severally agree to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local and foreign counsel) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and of the Agents in connection with any amendment, waiver or consent relating hereto or thereto, and of each Agent in connection with its syndication efforts with respect to this Agreement; (ii) pay all reasonable out-of-pocket costs and expenses of each Agent, each Issuing Lender and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel) and the protection of the rights of each Agent, each Issuing Lender and each of the Lenders thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for each Agent, each Issuing Lender and each of the

                                     -177-

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Lenders); (iii) pay and hold each of the Agents, each Issuing Lender and each of the Lenders harmless from and against any and all present and future stamp, documentary, transfer, sales and use, value added, excise and other similar taxes with respect to the foregoing matters, the performance of any obligation under this Agreement or any other Credit Document or any payment thereunder, and save each of the Agents, each Issuing Lender and each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Agents, such Issuing Lender or such Lender) to pay such taxes; and (iv) indemnify each Agent, each Issuing Lender and each Lender, their respective officers, directors, employees, representatives, trustees and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, costs, expenses and disbursements incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent, any Issuing Lender or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, any Issuing Lender, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated by any Document or the exercise or enforcement of any of their rights or remedies provided herein or in the other Credit Documents (but excluding any such liabilities, obligations, losses, damages, penalties, claims, actions, costs, expenses and disbursements to the extent incurred by reason of the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) of the Person to be indemnified), or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property at any time owned, leased or operated by any Credit Party or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned, leased or operated by any Credit Party or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim in connection with or relating to any Credit Party, any of its Subsidiaries or any of their operations or activities or any Real Property at any time owned, leased or operated by any Credit Party or any of its Subsidiaries, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, damages, penalties, claims, actions, costs, expenses and disbursements to the extent incurred by reason of the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) of the Person to be indemnified)). To the extent that the undertaking to indemnify, pay or hold harmless any Agent, any Issuing Lender or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  13.02 Right of Setoff. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Agent, each Issuing Lender and each Lender is hereby

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

authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the U.S. Borrower or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent, such Issuing Lender or such Lender (including, without limitation, by Affiliates, branches and agencies of such Agent, such Issuing Lender or such Lender wherever located) to or for the credit or the account of the U.S. Borrower or any of its Subsidiaries against and on account of the Obligations of the U.S. Borrower or such Subsidiary, as the case may be, to such Agent, such Issuing Lender or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), all participations by any Lender in any Swingline Loans or Letters of Credit as required pursuant to the provisions of this Agreement and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Agent, such Issuing Lender or such Lender shall have made any demand hereunder and although said Obligations shall be contingent or unmatured. Each Borrower agrees that any Lender purchasing participations in one or more Letters of Credit issued, or Swingline Loans made, to it as required by the provisions of this Agreement, or purchasing participations as required by Section 13.06(b), may, to the fullest extent permitted by law, exercise all rights (including without limitation the right of setoff) with respect to such participations as fully as if such Lender is a direct creditor of such Borrower with respect to such participations in the amount thereof.

                  (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER OR THE ADMINISTRATIVE AGENT SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580D AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR THE ADMINISTRATIVE AGENT OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED LENDERS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREUNDER.

                  13.03 Notices. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or

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

delivered: if to either Borrower, at the address specified opposite its signature below; if to any Lender, at its address specified for such Lender on
Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to either Borrower or any of the Agents, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the U.S. Borrower and the Administrative Agent. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

                  (b) Without in any way limiting the obligation of the U.S. Borrower and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, any Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans) or any Issuing Lender (in the case of the issuance of a Letter of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by such Agent, the Swingline Lender or such Issuing Lender in good faith to be from an Authorized Officer. In each such case, each of the Borrowers hereby waive the right to dispute such Agent's, the Swingline Lender's or such Issuing Lender's record of the terms of such telephonic notice.

                  13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, neither Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of each of the Lenders and, provided further, that, although any Lender may (without the consent of any Credit Party) transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note, or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or of a mandatory repayment of Loans shall not constitute a change in the terms of such participation, that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement (other than a modification of the percentages set forth in the definition of "Applicable Margin") shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction), (ii) consent to the assignment or transfer by either Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as

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

expressly provided in the Security Documents) supporting the Obligations in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Multicurrency Facility Revolving Loan Commitment (and related outstanding Obligations hereunder), and/or its outstanding Term Loans to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company, (ii) one or more Lenders or (iii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as a Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Multicurrency Facility Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or outstanding principal amount of Term Loans hereunder to one or more Eligible Transferees (treating (I) any fund that invests in bank loans and (II) any other fund that invests in bank loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed modified to reflect the Multicurrency Facility Revolving Loan Commitments and/or outstanding Term Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) upon request of assigning or assignee Lender, and upon surrender of the old Notes (if any) or a lost Note(s) indemnity in form reasonably satisfactory to the Administrative Agent, new Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of
Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Multicurrency Facility Revolving Loan Commitments and/or outstanding Term Loans, as the case may be, (iii) except in the case of assignments made by the Agents prior to the Syndication Date and as part of the primary syndication of the Loans and Commitments, the consent of the Administrative Agent and, so long as no Default or Event of Default then exists and is continuing, the Borrowers shall be required in connection with any such assignment pursuant to clause (y) of this Section 13.04(b) (which consent shall not be unreasonably withheld or delayed), (iv) the consent of the Swingline Lender and each Issuing Lender shall be required in connection with any assignment of Multicurrency Facility Revolving Loan Commitments pursuant to this Section 13.04(b) (which consent shall not be unreasonably withheld or delayed), and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to
Section 13.17. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and/or outstanding Term Loans, as the case may be. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee

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Lender shall, to the extent legally entitled to do so, provide to the U.S.
Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in
Section 4.04(b)(ii) to the extent such forms would provide a complete exemption from or reduction in United States withholding tax. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the European Borrower and the Administrative Agent the appropriate Netherlands Forms or such other forms or certificates described in Section 4.04(c) to the extent the European Borrower requests the assigned Lender to provide such forms or certificates and such forms or certificates would provide a complete exemption from or reduction in Netherlands withholding tax. To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this
Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Notwithstanding anything to the contrary contained above, at any time after the termination of the Total Multicurrency Facility Revolving Loan Commitment, if any Multicurrency Facility Revolving Loans or Letters of Credit remain outstanding, assignments may be made as provided above, except that the respective assignment shall be of a portion of the outstanding Multicurrency Facility Revolving Loans of the respective Multicurrency Facility RL Lender and its participation in Letters of Credit and its obligation to make Mandatory Borrowings, although any such assignment effected after the termination of the Total Multicurrency Facility Revolving Loan Commitment shall not release the assigning Multicurrency Facility RL Lender from its obligations as a participant with respect to outstanding Letters of Credit or to fund its share of any Mandatory Borrowing (although the respective assignee may agree, as between itself and the respective assigning Multicurrency Facility RL Lender, that it shall be responsible for such amounts).

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of the Administrative Agent or either Borrower), any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee or to a collateral agent or to another creditor providing credit or credit support to such Lender in support of its obligations to such trustee, such Collateral Agent or a holder of, or any other representative of a holder of, such obligations, or such other creditor, as the case may be. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

                  13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and any Agent or any Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder.

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

The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender to any other or further action in any circumstances without notice or demand.

                  13.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

                  13.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with U.S. GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the U.S. Borrower to the Lenders), provided that (i) except as otherwise specifically provided herein, all computations determining the Applicable Margins, Excess Cash Flow, the Leverage Ratio and compliance with Sections 4,
8.15 and 9, including in each case definitions used therein, shall, in each case, utilize United States accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical consolidated audited financial statements of Old Exide delivered to the Lenders pursuant to Section 7.10(b) for the fiscal year of the Old Exide ended March 31, 2003, (ii) to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis, and (iii) for purposes of determining compliance with any incurrence or expenditure tests set forth in Sections 8 and/or 9 (excluding Sections 9.08, 9.09 and 9.10), any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the

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exchange rates (as shown on Reuters ECB page 37 or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on Reuters ECB page 37 or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time).

                  (b) All computations of interest, RL Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, RL Commitment Commission or Fees are payable.

                  13.08 Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE SUBSIDIARIES GUARANTIES AND SECURITY DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, in each case located within the City of New York and, by execution and delivery of this Agreement, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Borrower hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 111 Eighth Avenue, New York, New York, 10011, as its authorized designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such authorized designee, appointee and agent shall cease to be available to act as such, each Borrower agrees to designate a new authorized designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Administrative Agent under this Agreement. Each Borrower hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Borrower, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Borrower. Each Borrower further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Borrower, as the case may be, at its address for notices pursuant to Section 13.03, such service to become effective 30 days after such mailing. Each Borrower hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any Agent, any Lender or the

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holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against either Borrower in any other jurisdiction.

                  (b) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with each Borrower and the Administrative Agent.

                  13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each of the Borrowers, each Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same (including by way of facsimile transmission) to the Administrative Agent at the Notice Office or at the office of the Administrative Agents' counsel. The Administrative Agent will give the U.S. Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

                  13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 Amendment or Waiver; etc. (a) Except as expressly provided in Section 13.26(b), neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected thereby in the case of the following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date or extend the duration of any Interest Period beyond six months, or reduce the rate or extend the time of payment of interest (other than as a result of any waiver of the applicability of any post-default increase in interest rates) or Fees thereon, or reduce the principal amount thereof (except to the extent paid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12 (except

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for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the U.S. Borrower Term Loans, European Borrower Dollar Term Loans, European Borrower Euro Term Loans and the Multicurrency Facility Revolving Loan Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Multicurrency Facility Revolving Loan Commitments are included on the Effective Date), (v) consent to the assignment or transfer by either Borrower of any of its rights and obligations under this Agreement or (vi) release the U.S. Borrower's Guaranty; provided further, that no such change, waiver, discharge or termination shall (q) amend, modify or waive any condition precedent set forth in Section 6 with respect to the making of Multicurrency Facility Revolving Loans, Swingline Loans or the issuance of Letters of Credit, without the written consent of the Majority Lenders holding Multicurrency Facility Revolving Loan Commitments, (r) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (s) without the consent of each Issuing Lender affected thereby, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (t) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (u) without the consent of each Agent affected thereby, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent, (v) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (w) except in cases where additional extensions of term loans and/or revolving loans are being afforded substantially the same treatment afforded to the Term Loans and Multicurrency Facility Revolving Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below, alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding
Section 4.02(b)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), (x) without the consent of the Majority Lenders of the respective Tranche affected thereby, amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Effective Date), (y) except in cases where additional extensions of term loans and/or revolving loans are being afforded substantially the same treatment afforded to the Term Loans and Multicurrency Facility Revolving Loans pursuant to Section 1.14 (as originally in effect) and except for technical amendments which are consistent with the intent of the provisions of such Section and do not adversely affect the

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protections afforded to the Lenders pursuant to said Section, without the consent of the Majority Lenders of each Tranche adversely affected thereby, amend, modify or waive any provisions of Section 1.14 or (z) without the consent of the Supermajority Lenders of the respective Tranche, reduce the amount of or extend the date of, any U.S. Borrower Term Loan Scheduled Repayment, European Borrower Dollar Term Loan Scheduled Repayment or European Borrower Euro Term Loan Scheduled Repayment (except that, if additional Loans are made pursuant to a given Tranche, the Scheduled Repayments of such Tranche may be increased on a proportionate basis without the consent otherwise required by this clause (z)), or amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Effective Date). Notwithstanding anything to the contrary contained above in this Section 13.12(a), the Administrative Agent and/or the Collateral Agent shall be permitted to enter into such amendments and/or modifications to the Intercompany Subordination Agreement, the Foreign Subsidiaries Guaranties and the Foreign Security Documents which may be required in the discretion of the Administrative Agent and/or the Collateral Agent which are of a technical nature and/or are, in the judgment of the Collateral Agent, required by applicable law, in the interests of the Secured Creditors or (in the case of Foreign Security Documents) necessary or desirable to preserve, maintain, perfect and/or protect the security interests purported to the granted by the respective Foreign Security Documents.

                  (b) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the U.S. Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the U.S. Borrower if the respective Lender's consent is required with respect to less than all Tranches (or related Commitments), to replace only the respective Tranche or Tranches of Commitments (and related Obligations) and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section
1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate the Multicurrency Facility Revolving Loan Commitment of such non-consenting Lender (if such Lender's consent is required as a result of its Multicurrency Facility Revolving Loan Commitment), and/or repay outstanding Obligations under each Tranche of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Sections 3.02(b) and/or 4.01, provided that, unless the Commitments which are terminated and Loans and other Obligations which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B), the Required Lenders (determined both (x) after giving effect to the proposed action and (y) as if the Commitments, Loans and related Obligations being terminated and/or repaid (and not replaced) were not outstanding) shall specifically consent thereto, provided further, that the U.S. Borrower shall not have the right to replace a Lender, terminate its Commitment or repay its Loans or other Obligations solely as a

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result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

                  13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.07, 13.01 and 13.17,
shall survive the execution and delivery of this Agreement and the making and repayment of the Loans and the other Obligations.

                  13.14 Domicile of Loans and Commitments. Each Lender may transfer and carry its Loans and/or Commitments at, to or for the account of any branch office, subsidiary or affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  13.15 Confidentiality. (a) Each of the Lenders agrees that it will use its reasonable efforts not to disclose without the prior consent of either Borrower (other than to its directors, employees, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to the U.S. Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement; provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate (x) in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to comply with any law, order, regulation or ruling applicable to such Lender, and (e) to any creditor or any prospective transferee or participant in connection with any contemplated transfer or participation of any of the Obligations or any interest therein by such Lender; provided that such creditor or prospective transferee or participant agrees to be bound by this
Section 13.15 to the same extent as such Lender.

                  (b) Each Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates or its investment advisors any information related to the U.S. Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of such entities), provided that such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Lender and shall only use such information in connection with matters relating to this Agreement.

                  (c) Each Borrower hereby represents and acknowledges that, to the best of its knowledge, neither any Agent nor any Lender, nor any employees or agents of, or other persons affiliated with, any Agent or any Lender, have directly or indirectly made or provided any statement (oral or written) to such Borrower or to any of its employees or agents, or other

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

persons affiliated with or related to such Borrower (or, so far as such Borrower is aware, to any other person), as to the potential tax consequences of the Transaction.

                  (d) Notwithstanding anything contained in this Agreement or in any other document, agreement or understanding relating to the transactions contemplated by this Agreement, each party (and each employee, representative, or other agent of such party) is authorized to disclose to any and all persons, beginning immediately upon commencement of discussions regarding the transactions contemplated by this Agreement, and without limitation of any kind, the U.S. federal, state or local tax treatment and tax structure of such transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to such party (or any employee, representative, or other agent of such party) relating to such tax treatment and tax structure. For purposes of this authorization, the "tax treatment" of a transaction means the purported or claimed tax treatment of the transaction, and the "tax structure" of a transaction means any fact that may be relevant to understanding the purported or claimed tax treatment of the transaction. None of the parties to the transactions contemplated by this Agreement provides U.S. tax advice, and each party should consult its own advisors regarding its participation in the transactions contemplated by this Agreement.

                  13.16 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  13.17 Register. The Borrowers hereby designate the Administrative Agent, and the Administrative Agent agrees, to serve as the Borrowers' agent, solely for purposes of this Section 13.17, to maintain a register at one of its offices in New York, New York (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrowers' obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and/or Loans prior to such recordation all amounts owing to the transferor with respect to such Commitments and/or Loans shall remain owing to the transferor. The registration of an assignment or transfer of all or part of any Commitments and/or Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Commitment and/or Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrowers agree to indemnify the Administrative Agent from and against any and all losses,

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claims, damages and liabilities of whatsoever nature that may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.17.

                  13.18 English Language. This Agreement and all other Credit Documents shall be in the English language, except as required by applicable local law (in which event certified English translations thereof shall, upon the request of the Administrative Agent, be provided by the U.S. Borrower to the Administrative Agent). All documents, certificates, reports or notices to be delivered or communications to be given or made by any party hereto pursuant to the terms of this Agreement or any other Credit Document shall be in the English language or, if originally written in another language, shall, upon request of the Administrative Agent, be accompanied by an accurate English translation upon which the other parties hereto shall have the right to rely for all purposes of this Agreement and the other Credit Documents.

                  13.19 Special Provisions Regarding Pledges of Equity Interests in, and Promissory Notes Owed by, Persons Not Organized in Qualified Jurisdictions. The parties hereto acknowledge and agree that the provisions of the various Security Documents executed and delivered by the Credit Parties require that, among other things, all promissory notes (including, without limitation, Intercompany Notes) issued by, and Equity Interests in, various Persons owned by the respective Credit Party be pledged, and delivered for pledge, pursuant to the Security Documents. The parties hereto further acknowledge and agree that each Credit Party shall be required to take all actions under the laws of the jurisdiction in which such Credit Party is organized to create and perfect all security interests granted pursuant to the various Security Documents and to take all actions under the laws of each Qualified Jurisdiction to perfect the security interests in the Equity Interests of, and promissory notes (including, without limitation, Intercompany Notes) issued by, any Person organized under the laws of said jurisdictions. Except as provided in the immediately preceding sentence, to the extent any Security Document requires or provides for the pledge of promissory notes (including, without limitation, Intercompany Notes) issued by, or Equity Interests in, any Person organized under the laws of a jurisdiction other than those specified in the immediately preceding sentence, it is acknowledged that, as of the Initial Borrowing Date, no actions have been required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose Equity Interests are pledged, under the Security Documents. The Borrowers hereby agree that, following any request by the Administrative Agent or Required Lenders to do so, each Borrower shall, and shall cause its Subsidiaries to, take such actions (including, without limitation, the execution of Additional Security Documents, the making of any filings and the delivery of appropriate legal opinions) under the local law of any jurisdiction with respect to which such actions have not already been taken as are determined by the Administrative Agent or Required Lenders to be necessary or desirable in order to fully perfect, preserve or protect the security interests granted pursuant to the various Security Documents under the laws of such jurisdictions. If requested to do so pursuant to this Section 13.19, all such actions shall be taken in accordance with the provisions of this Section 13.19 and Section 8.11 and within the time periods set forth therein. All conditions and representations contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing and so that same are not violated by reason of the failure to take actions under local law (but only with respect to Equity Interests in, and promissory notes issued by, Persons organized under laws of jurisdictions other than Qualified Jurisdictions) not required to be taken in accordance with the provisions of this Section 13.19, provided that to the extent any representation or warranty would

                                     -190-

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not be true because the foregoing actions were not taken, the respective representation of warranties shall be required to be true and correct in all material respects at such time as the respective action is required to be taken in accordance with the foregoing provisions of this Section 13.20 or pursuant to
Section 8.11.

                  13.20 Powers of Attorney; etc. The U.S. Borrower is hereby authorized by, and on behalf of, the European Borrower to give Notices of Borrowing, Notices of Conversion and other notices and directions in connection with the extensions of credit and repayments thereof to be made pursuant to this Agreement to the European Borrower (including without limitation notices as to the application of proceeds of such extensions of credit). The European Borrower hereby grants to the U.S. Borrower an irrevocable power-of attorney, in the European Borrower's name, to take the actions contemplated above in this Section
13.20 and in the last sentence of Section 1.13 hereof. Furthermore, the European Borrower agrees that the Agents and the Lenders may at any time rely upon any notices, instructions or other information furnished by the U.S. Borrower.

                  13.21 Waiver of Sovereign Immunity. Each of the Borrowers, in respect of itself, its Subsidiaries, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such Borrower, its Subsidiaries or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States, any other Qualified Jurisdiction or elsewhere, to enforce or collect upon the Loans or any Credit Document or any other liability or obligation of such Borrower or any of its Subsidiaries related to or arising from the transactions contemplated by any of the Credit Documents, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such Borrower, for itself and on behalf of its Subsidiaries, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States, any other Qualified Jurisdiction, or elsewhere. Without limiting the generality of the foregoing, each Borrower further agrees that the waivers set forth in this Section 13.22 shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

                  13.22 Judgment Currency. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in the respective Applicable Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by any Agent or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the such Agent or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Euro Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of

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exchange (as quoted by the Administrative Agent or if the Administrative Agent
does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day on which the judgment is given (such day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Borrower covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                  For purposes of determining the Dollar Equivalent or the Euro Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  13.23 Limitation on Additional Amounts. Notwithstanding anything to the contrary contained in Section 1.10, 1.11, 2.06 or 4.04 unless a Lender gives notice to the Borrower that it is obligated to pay an amount under any such Section within six months after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or
(y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.06 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs six months prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said
Section 1.10, 1.11, 2.06 or 4.04. This Section 13.23 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.06 or 4.04.

                  13.24 Post Closing Actions. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that the U.S. Borrower and its Subsidiaries shall be required to take the actions specified in Schedule XVIII as promptly as practicable, and in any event within the time periods set forth in Schedule XVIII. The provisions of Schedule XVIII shall be deemed incorporated by reference herein as fully as if set forth herein in its entirety. All provisions of this Credit Agreement and the other Credit Documents (including, without limitation, all conditions precedent, representations, warranties, covenants, events of default and other agreements herein and therein) shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as otherwise provided in the Credit Documents); provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Initial Borrowing Date the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be

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taken) in accordance with the foregoing provisions of this Section 13.24 and (y)
all representations and warranties relating to the Security Documents shall be required to be true immediately after the actions required to be taken by this
Section 13.24 have been taken (or were required to be taken). The acceptance of the benefits of each Credit Event shall constitute a covenant and agreement by each Borrower to each of the Lenders that the actions required pursuant to this
Section 13.24 will be, or have been, taken within the relevant time periods referred to in this Section 13.24 and that, at such time, all representations and warranties contained in this Credit Agreement and the other Credit Documents shall then be true and correct in all material respects without any modification pursuant to this Section 13.24. The parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above, shall give rise to an immediate Event of Default pursuant to this Agreement.

                  13.25 USA Patriot Act Notice. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of
Pub.: 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify, and record information that identifies each Borrower, which information includes the name of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act, and each Borrower agrees to provide such information from time to time to any Lender.

                  13.26 Special Provisions Regarding Dutch ASCS.

                  (a) The Borrowers jointly and severally represent and warrant to each of the Lenders and the Agents that, as of the Initial Borrowing Date, they have, in accordance with the requirements of the Dutch Exemption Regulation and the Dutch Policy Guidelines, verified the status of each Person which is a Lender hereunder on the Initial Borrowing Date and that each such Lender is either (a) a PMP and/or (b) is exempted because it forms a restricted circle (besloten kring) with the European Borrower.

                  (b) The Borrowers jointly and severally covenant and agree that for so long as this Agreement is in effect and until the Total Commitment and all Letters of Credit have been terminated, and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder, are paid in full, they shall notify the Administrative Agent upon any change to the definition of PMP under the Dutch Exemption Regulation, the Dutch Policy Guidelines, or any other applicable law of the Netherlands or governmental rule, regulation, order or guideline (having the force of law under the laws of the Netherlands) and shall, upon the request of the Administrative Agent following any such notice, provide an updated
Schedule XIX reflecting any such change to the definition of PMP to the Administrative Agent and Schedule XIX hereto shall be deemed to be replaced by such updated Schedule XIX.

                  (c) At the time of each assignment of any European Borrower Term Loans or any Multicurrency Facility Revolving Loan Commitment (or outstandings pursuant thereto) pursuant to Section 13.04 which requires the consent of either Borrower, the Borrowers shall be deemed to jointly and severally represent and warrant to each of the Lenders and Agents that, as of the date of such assignment they have, in accordance with the requirements of the Dutch Exemption Regulation and the Dutch Policy Guidelines, verified the status of the respective assignee and that such assignee constitutes an Eligible Transferee in accordance with the last proviso to the definition of Eligible Transferee contained herein.

                  (d) At the time of each assignment of any European Borrower Term Loans or any Multicurrency Facility Revolving Loan Commitment (or outstandings pursuant thereto) which does not require the consent of either Borrower, the respective assignee shall be deemed to represent and warrant that, as of the date of their respective assignment, it is an Eligible Transferee.

                  SECTION 14. U.S. Borrower's Guaranty.

                  14.01 The U.S. Borrower's Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and to induce the Lenders or any of their respective Affiliates to enter into Interest Rate Protection Agreements or Other Hedging Agreements, and in recognition of the direct benefits to be received by the U.S. Borrower from the proceeds of the Loans, the issuance of the Letters of Credit and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements, the U.S. Borrower hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the U.S. Borrower Guaranteed Obligations to the Guaranteed Creditors. If any or all of the U.S. Borrower Guaranteed Obligations to the Guaranteed Creditors becomes due and payable hereunder, the U.S. Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the U.S. Borrower Guaranteed Obligations. This U.S. Borrower's Guaranty is a guaranty of payment and not of collection. This U.S. Borrower's Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If any claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the U.S. Borrower Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the European Borrower or any other U.S. Borrower Guaranteed Party), then and in such event the U.S. Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the U.S. Borrower, notwithstanding any revocation of this U.S. Borrower's Guaranty or any other instrument evidencing any liability of the European Borrower or any U.S. Borrower Guaranteed Party, and the U.S. Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  14.02 Bankruptcy. Additionally, the U.S. Borrower unconditionally and irrevocably, guarantees the payment of any and all of the U.S. Borrower Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by the European Borrower or any other U.S. Borrower Guaranteed Party upon the occurrence of any of the events specified in Section 10.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

                  14.03 Nature of Liability. The liability of the U.S. Borrower hereunder is exclusive and independent of any security for or other guaranty of the U.S. Borrower Guaranteed Obligations whether executed by the U.S. Borrower, any other guarantor or by any other party, and the liability of the U.S. Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by the European Borrower, any other U.S. Borrower Guaranteed Party or any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the U.S. Borrower Guaranteed Obligations, or (c) any payment on or in respect of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the European Borrower or any other U.S. Borrower Guaranteed Party or (e) any payment made to the Guaranteed Creditors on the U.S. Borrower Guaranteed Obligations which any such Guaranteed Creditor repays to the European Borrower or any other U.S. Borrower Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the U.S. Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 14.05, or (g) the lack of validity or enforceability of any Credit Document or any other instrument relating thereto.

                  14.04 Independent Obligation. No invalidity, irregularity or unenforceability of all or any part of the U.S. Borrower Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this U.S. Borrower's Guaranty, and this U.S. Borrower's Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the U.S. Borrower Guaranteed Obligations. The obligations of the U.S. Borrower hereunder are independent of the obligations of the European Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, and a separate action or actions may be brought and prosecuted against the U.S. Borrower whether or not action is brought against the European Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party and whether or not the European Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party be joined in any such action or actions. The U.S. Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the European Borrower or any other U.S. Borrower Guaranteed Party or other circumstance that operates to toll any statute of limitations as to the European Borrower or such other U.S. Borrower Guaranteed Party shall operate to toll the statute of limitations as to the U.S. Borrower.

                  14.05 Authorization. The U.S. Borrower authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the U.S. Borrower Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this U.S. Borrower's Guaranty made shall apply to the U.S. Borrower Guaranteed Obligations as so changed, extended, renewed, increased or altered;

                  (b) take and hold security for the payment of the U.S. Borrower Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the U.S. Borrower Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the European Borrower, any other U.S. Borrower Guaranteed Party or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the European Borrower, any other U.S. Borrower Guaranteed Party or other obligors;

                  (e) settle or compromise any of the U.S. Borrower Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the European Borrower or any other U.S. Borrower Guaranteed Party to their respective creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the European Borrower or any other U.S. Borrower Guaranteed Party to the Guaranteed Creditors regardless of what liability or liabilities of the European Borrower or such other U.S. Borrower Guaranteed Party remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action that would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the U.S. Borrower from its liabilities under this U.S. Borrower's Guaranty.

                  14.06 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of the European Borrower or any other U.S. Borrower Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any U.S. Borrower Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  14.07 Subordination. Any of the indebtedness of the European Borrower or any other U.S. Borrower Guaranteed Party now or hereafter owing to the U.S. Borrower is hereby subordinated to the U.S. Borrower Guaranteed Obligations of the European Borrower or such other U.S. Borrower Guaranteed Party owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the European Borrower or such other U.S. Borrower Guaranteed Party to the U.S. Borrower shall be collected, enforced and received by the U.S. Borrower for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the U.S. Borrower Guaranteed Obligations of the European Borrower or such other U.S. Borrower Guaranteed Party to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the U.S. Borrower under the other provisions of this U.S. Borrower's Guaranty. Prior to the transfer by the U.S. Borrower of any note or negotiable instrument evidencing any of the indebtedness of the European Borrower or any other U.S. Borrower Guaranteed Party to the U.S. Borrower, the U.S. Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the U.S. Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this U.S. Borrower's Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all U.S. Borrower Guaranteed Obligations have been irrevocably paid in full in cash.

                  14.08 Waiver. (a) The U.S. Borrower waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the European Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the European Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The U.S. Borrower waives any defense based on or arising out of any defense of the European Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, other than payment in full in cash of the U.S. Borrower Guaranteed Obligations, based on or arising out of the disability of the European Borrower, any other Guaranteed Party, any other guarantor or any other party, or the unenforceability of the U.S. Borrower Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the European Borrower or any other U.S. Borrower Guaranteed Party other than payment in full in cash of the U.S. Borrower Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by any Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the European Borrower, any other U.S. Borrower Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of the U.S. Borrower hereunder except to the extent the U.S. Borrower Guaranteed Obligations have been paid in full in cash. The U.S. Borrower waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the U.S. Borrower against the European Borrower, any other U.S. Borrower Guaranteed Party or any other party or any security.

                  (b) The U.S. Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this U.S. Borrower's Guaranty, and notices of the existence, creation or incurring of new or additional U.S. Borrower Guaranteed Obligations. The U.S. Borrower assumes all responsibility for being and keeping itself informed of the European

Borrower's and each other U.S. Borrower Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the U.S. Borrower Guaranteed Obligations and the nature, scope and extent of the risks which the U.S. Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the U.S. Borrower of information known to them regarding such circumstances or risks.

                  (c) Until such time as the U.S. Borrower Guaranteed Obligations have been paid in full in cash, the U.S. Borrower hereby waives all rights of subrogation which it may at any time otherwise have as a result of this U.S. Borrower's Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against the European Borrower, any other U.S. Borrower Guaranteed Party or any other guarantor of the U.S. Borrower Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the European Borrower, any other U.S. Borrower Guaranteed Party or any other guarantor which it may at any time otherwise have as a result of this U.S. Borrower's Guaranty.

                  (d) The U.S. Borrower hereby acknowledges and affirms that it understands that to the extent the U.S. Borrower Guaranteed Obligations are secured by Real Property located in California, the U.S. Borrower shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing the U.S. Borrower's or any Guaranteed Creditor's right to proceed against any U.S. Borrower Guaranteed Party or any other guarantor of the U.S. Borrower Guaranteed Obligations. In accordance with Section 2856 of the California Code of Civil Procedure, the U.S. Borrower hereby waives:

                  (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the U.S. Borrower by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Code of Civil Procedure;

                  (ii) all rights and defenses that the U.S. Borrower may have because the U.S. Borrower Guaranteed Obligations are secured by Real Property located in California, meaning, among other things, that:
         (A) the Guaranteed Creditors may collect from the U.S. Borrower without first foreclosing on any real or personal property collateral pledged by any Credit Party, and (B) if the Guaranteed Creditors foreclose on any Real Property collateral pledged by any Credit Party, (1) the amount of the U.S. Borrower Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Guaranteed Creditors may collect from the U.S. Borrower even if the Guaranteed Creditors, by foreclosing on the Real Property collateral, have destroyed any right the U.S. Borrower may have to collect from any U.S. Borrower Guaranteed Party, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses the U.S. Borrower may have because the U.S. Borrower Guaranteed Obligations are secured by Real Property (including, without limitation, any rights or defenses based upon Section 580a, 580d or 726 of the California Code of Civil Procedure); and

                  (iii) all rights and defenses arising out of an election of remedies by the Guaranteed Creditors, even though that election of remedies, such as a non-judicial foreclosure with respect to security for the U.S. Borrower Guaranteed Obligations, has destroyed the U.S. Borrower's rights of subrogation and reimbursement against any U.S. Borrower Guaranteed Party by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                  (e) The U.S. Borrower warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law of public policy, such waivers shall be effective only to the maximum extent permitted by law.

                  14.09 Payments. All payments made by the U.S. Borrower pursuant to this Section 14 shall be made in the respective Applicable Currency in which the U.S. Borrower Guaranteed Obligations are then due and payable (giving effect, in the circumstances contemplated by Section 1.14, to any conversion occurring pursuant thereto). All payments made by the U.S. Borrower pursuant to this Section 14 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 4.03, 4.04 and 13.22.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                       EXIDE TECHNOLOGIES, as a Borrower
                                           and a Guarantor

                                       By: /s/ Nicholas J. Iuanow
                                          --------------------------------------
                                          Name:  Nicholas J. Iuanow
                                          Title: V.P and Corporate Treasurer

                                       EXIDE GLOBAL HOLDING
                                          NETHERLANDS C.V.,
                                          as a Borrower

                                       By: Exide Technologies,
                                           its general partner

                                       By  /s/ Craig H. Muhlhauser
                                          --------------------------------------
                                          Name:  Craig H. Muhlhauser
                                          Title: Chairman and CEO

                                       DEUTSCHE BANK AG NEW YORK
                                        BRANCH,
                                        Individually and as Administrative Agent


                                       By: /s/ Mary Kay Cole
                                          --------------------------------------
                                          Name: Mary Kay Cole
                                          Title: Managing Director


                                       By: /s/ Scottye Lindsey
                                          --------------------------------------
                                          Name: Scottye Lindsey
                                          Title: Director

                                       DEUTSCHE BANK SECURITIES INC.,
                                        as Sole Lead Arranger and Book Running
                                        Manager


                                       By: /s/ Illegible
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By: /s/ David S. Bailey
                                          --------------------------------------
                                          Name: David S. Bailey
                                          Title: Managing Director

                                       CREDIT SUISSE FIRST BOSTON,
                                        Individually, as Syndication Agent and
                                        as Book Running Manager


                                       By: /s/ David Miller
                                          --------------------------------------
                                          Name: David Miller
                                          Title: Managing Director


                                       By: /s/ Doreen B. Welch
                                          --------------------------------------
                                          Name: Doreen B. Welch
                                          Title: Associate

                                       FLEET NATIONAL BANK,
                                        as Syndication Agent pursuant to Section
                                        12.01(c)

                                       By: /s/ Kenneth S. Struglia
                                          --------------------------------------
                                          Name: Kenneth S. Struglia
                                          Title: Director

                             SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED
                             AS OF MAY 5, 2004, AMONG EXIDE TECHNOLOGIES,
                             EXIDE GLOBAL HOLDING NETHERLANDS C.V., THE
                             LENDERS FROM TIME TO TIME PARTY HERETO,
                             CREDIT SUISSE FIRST BOSTON AND FLEET
                             SECURITIES, INC., AS SYNDICATION AGENTS,
                             DEUTSCHE BANK AG NEW YORK BRANCH, AS
                             ADMINISTRATIVE AGENT, CREDIT SUISSE FIRST
                             BOSTON, AS BOOK RUNNING MANAGER AND DEUTSCHE
                             BANK SECURITIES INC., AS SOLE LEAD ARRANGER
                             AND BOOK RUNNING MANAGER

                             NAME OF INSTITUTION:

                             Commerzbank AG, New York and Grand Cayman Branches
                             --------------------------------------------------


                             By:  /s/ Charles W. Polet
                                 ----------------------------------------------
                                 Name:  Charles W. Polet
                                 Title: Assistant Treasurer

                             SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED
                             AS OF MAY 5, 2004, AMONG EXIDE TECHNOLOGIES,
                             EXIDE GLOBAL HOLDING NETHERLANDS C.V., THE
                             LENDERS FROM TIME TO TIME PARTY HERETO,
                             CREDIT SUISSE FIRST BOSTON AND FLEET
                             SECURITIES, INC., AS SYNDICATION AGENTS,
                             DEUTSCHE BANK AG NEW YORK BRANCH, AS
                             ADMINISTRATIVE AGENT, CREDIT SUISSE FIRST
                             BOSTON, AS BOOK RUNNING MANAGER AND DEUTSCHE
                             BANK SECURITIES INC., AS SOLE LEAD ARRANGER
                             AND BOOK RUNNING MANAGER

                             NAME OF INSTITUTION:

                             Bayerische Hypo-und Vereinsbank AG, New York Branch
                             --------------------------------------------------


                             By:  /s/ Miriam Trautmann
                                 ----------------------------------------------
                                 Name:  Miriam Trautmann
                                 Title: Associate Director


                             By:  /s/ Salvatore Esposito
                                 ----------------------------------------------
                                 Name:  Salvatore Esposito
                                 Title: Managing Director

                             SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED
                             AS OF MAY 5, 2004, AMONG EXIDE TECHNOLOGIES,
                             EXIDE GLOBAL HOLDING NETHERLANDS C.V., THE
                             LENDERS FROM TIME TO TIME PARTY HERETO,
                             CREDIT SUISSE FIRST BOSTON AND FLEET
                             SECURITIES, INC., AS SYNDICATION AGENTS,
                             DEUTSCHE BANK AG NEW YORK BRANCH, AS
                             ADMINISTRATIVE AGENT, CREDIT SUISSE FIRST
                             BOSTON, AS BOOK RUNNING MANAGER AND DEUTSCHE
                             BANK SECURITIES INC., AS SOLE LEAD ARRANGER
                             AND BOOK RUNNING MANAGER

                             NAME OF INSTITUTION:

                             Sumitomo Mitsui Banking Corporation
                             --------------------------------------------------


                             By:  /s/ Susumu Ogawa
                                 ----------------------------------------------
                                 Name:  Susumu Ogawa
                                 Title: General Manager

                             SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED
                             AS OF MAY 5, 2004, AMONG EXIDE TECHNOLOGIES,
                             EXIDE GLOBAL HOLDING NETHERLANDS C.V., THE
                             LENDERS FROM TIME TO TIME PARTY HERETO,
                             CREDIT SUISSE FIRST BOSTON AND FLEET
                             SECURITIES, INC., AS SYNDICATION AGENTS,
                             DEUTSCHE BANK AG NEW YORK BRANCH, AS
                             ADMINISTRATIVE AGENT, CREDIT SUISSE FIRST
                             BOSTON, AS BOOK RUNNING MANAGER AND DEUTSCHE
                             BANK SECURITIES INC., AS SOLE LEAD ARRANGER
                             AND BOOK RUNNING MANAGER

                             NAME OF INSTITUTION:

                             RZB Finance LLC
                             --------------------------------------------------


                             By:  /s/ Astrid Wilke
                                 ----------------------------------------------
                                 Name:  Astrid Wilke
                                 Title: Vice President


                             By:  /s/ Juan M. Csillagi
                                 ----------------------------------------------
                                 Name:  Juan M. Csillagi
                                 Title: Group Vice President

                               Table of Contents

                                                                                                                      Page
                                                                                                                      ----
SECTION 1. Amount and Terms of Credit..........................................................................         1
     1.01 Commitments..........................................................................................         1
     1.02 Minimum Borrowing Amounts, etc.......................................................................         6
     1.03 Notice of Borrowing..................................................................................         7
     1.04 Disbursement of Funds................................................................................         8
     1.05 Notes................................................................................................         9
     1.06 Conversions..........................................................................................        13
     1.07 Pro Rata Borrowings..................................................................................        14
     1.08 Interest.............................................................................................        14
     1.09 Interest Periods.....................................................................................        16
     1.10 Increased Costs; Illegality; etc.....................................................................        17
     1.11 Compensation.........................................................................................        21
     1.12 Change of Lending Office.............................................................................        21
     1.13 Replacement of Lenders...............................................................................        22
     1.14 Special Provisions Applicable to Lenders Upon the Occurrence of a Sharing Event......................        23

SECTION 2. Letters of Credit...................................................................................        28
     2.01 Letters of Credit....................................................................................        28
     2.02 Minimum Stated Amount................................................................................        30
     2.03 Letter of Credit Requests............................................................................        30
     2.04 Letter of Credit Participations......................................................................        30
     2.05 Agreement to Repay Letter of Credit Drawings.........................................................        33
     2.06 Increased Costs......................................................................................        35

SECTION 3. Fees; Commitments...................................................................................        36
     3.01 Fees.................................................................................................        36
     3.02 Voluntary Termination or Reduction of Multicurrency Facility Revolving Loan Commitments and
             Adjustments of Multicurrency Facility Revolving Loan Commitments..................................        38
     3.03 Mandatory Reduction of Commitments...................................................................        39

SECTION 4. Prepayments; Repayments; Taxes......................................................................        40
     4.01 Voluntary Prepayments................................................................................        40
     4.02 Mandatory Repayments and Commitment Reductions.......................................................        42
     4.03 Method and Place of Payment..........................................................................        50
     4.04 Net Payments.........................................................................................        50

SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date.................................        53
     5.01 Execution of Agreement; Notes........................................................................        53
     5.02 Officer's Certificate................................................................................        53
     5.03 Opinions of Counsel..................................................................................        53
     5.04 Company Documents; Proceedings.......................................................................        54
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     5.05 Adverse Change, etc..................................................................................        55
     5.06 Litigation...........................................................................................        55
     5.07 Approvals............................................................................................        55
     5.08 Consummation of the Transaction......................................................................        55
     5.09 Subsidiaries Guaranties; Intercompany Subordination Agreement........................................        58
     5.10 Pledge Agreements....................................................................................        58
     5.11 U.S. Security Agreement..............................................................................        59
     5.12 Foreign Security Agreements..........................................................................        60
     5.13 Mortgages; Title Insurance; Surveys; etc.............................................................        61
     5.14 Employee Benefit Plans; Shareholders' Agreements; Management Agreements; Collective Bargaining
            Agreements; Existing Indebtedness Agreements; Tax Allocation Agreements............................        62
     5.15 Solvency Certificate; Insurance Certificates; etc....................................................        63
     5.16 Financial Statements; Pro Forma Financial Statements; Projections....................................        64
     5.17 Payment of Fees......................................................................................        64
     5.18 Consent Letter.......................................................................................        64

SECTION 6. Conditions Precedent to All Credit Events...........................................................        65
     6.01 No Default; Representations and Warranties...........................................................        65
     6.02 Notice of Borrowing; Letter of Credit Request; etc...................................................        65

SECTION 7. Representations and Warranties......................................................................        65
     7.01 Company Status.......................................................................................        66
     7.02 Company Power and Authority..........................................................................        66
     7.03 No Violation.........................................................................................        66
     7.04 Litigation...........................................................................................        66
     7.05 Use of Proceeds; Margin Regulations..................................................................        67
     7.06 Governmental Approvals...............................................................................        67
     7.07 Investment Company Act...............................................................................        67
     7.08 Public Utility Holding Company Act...................................................................        67
     7.09 True and Complete Disclosure.........................................................................        67
     7.10 Financial Condition; Financial Statements............................................................        68
     7.11 Security Interests...................................................................................        69
     7.12 Compliance with ERISA................................................................................        69
     7.13 Capitalization.......................................................................................        71
     7.14 Subsidiaries.........................................................................................        71
     7.15 Intellectual Property, etc...........................................................................        72
     7.16 Compliance with Statutes; Agreements, etc............................................................        72
     7.17 Environmental Matters................................................................................        72
     7.18 Properties...........................................................................................        73
     7.19 Labor Relations......................................................................................        73
     7.20 Tax Returns and Payments.............................................................................        73
     7.21 Scheduled Existing Indebtedness......................................................................        74
     7.22 Insurance............................................................................................        74

SECTION 8. Affirmative Covenants...............................................................................        74
     8.01 Information Covenants................................................................................        74
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     8.02 Books, Records and Inspections.......................................................................        79
     8.03 Insurance............................................................................................        79
     8.04 Payment of Taxes.....................................................................................        80
     8.05 Existence; Franchises................................................................................        80
     8.06 Compliance with Statutes; etc........................................................................        80
     8.07 Compliance with Environmental Laws...................................................................        81
     8.08 ERISA................................................................................................        81
     8.09 Good Repair..........................................................................................        83
     8.10 End of Fiscal Years; Fiscal Quarters.................................................................        83
     8.11 Additional Security. Additional Guaranties; Actions with Respect to Non-Guarantor Subsidiaries;
            Further Assurances.................................................................................        83
     8.12 Foreign Subsidiaries Security........................................................................        87
     8.13 Use of Proceeds......................................................................................        88
     8.14 Ownership of Subsidiaries............................................................................        88
     8.15 Permitted Acquisitions...............................................................................        89
     8.16 Maintenance of Company Separateness..................................................................        91
     8.17 Performance of Obligations...........................................................................        91
     8.18 Conduct of Business..................................................................................        91

SECTION 9. Negative Covenants..................................................................................        93
     9.01 Changes in Business; etc.............................................................................        93
     9.02 Consolidation; Merger; Sale or Purchase of Assets; etc...............................................        93
     9.03 Liens................................................................................................        97
     9.04 Indebtedness.........................................................................................       100
     9.05 Advances; Investments; Loans.........................................................................       103
     9.06 Restricted Payments; etc.............................................................................       106
     9.07 Transactions with Affiliates.........................................................................       108
     9.08 Consolidated Interest Coverage Ratio.................................................................       108
     9.09 Leverage Ratio.......................................................................................       108
     9.10 Minimum Consolidated EBITDA..........................................................................       109
     9.11 Minimum Asset Coverage...............................................................................       110
     9.12 Capital Expenditures.................................................................................       110
     9.13 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of
            Incorporation, By-Laws and Certain Other Agreements; Issuances of Capital Stock; etc...............       111
     9.14 Limitation on Issuance of Equity Interests...........................................................       112
     9.15 Limitation on Certain Restrictions on Subsidiaries...................................................       113
     9.16 Limitation on the Creation of Subsidiaries and Joint Ventures........................................       114

SECTION 10. Events of Default..................................................................................       115
     10.01 Payments............................................................................................       115
     10.02 Representations, etc................................................................................       115
     10.03 Covenants...........................................................................................       115
     10.04 Default Under Other Agreements......................................................................       115
     10.05 Bankruptcy, etc.....................................................................................       116
     10.06 ERISA...............................................................................................       116
     10.07 Security Documents..................................................................................       117
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     10.08 Guaranties..........................................................................................       117
     10.09 Judgments...........................................................................................       117
     10.10 Ownership...........................................................................................       118
     10.11 Denial of Liability.................................................................................       118
     10.12 Governmental Action.................................................................................       118

SECTION 11. Definitions........................................................................................       119

SECTION 12. The Agents.........................................................................................       166
     12.01 Appointment.........................................................................................       166
     12.02 Nature of Duties....................................................................................       167
     12.03 Certain Rights of the Agents........................................................................       168
     12.04 Reliance by Agents..................................................................................       168
     12.05 Notice of Default, etc..............................................................................       168
     12.06 Nonreliance on Agents and Other Lenders.............................................................       168
     12.07 Indemnification.....................................................................................       169
     12.08 Agents in their Individual Capacities...............................................................       169
     12.09 Holders.............................................................................................       169
     12.10 Resignation of the Agents...........................................................................       170
     12.11 Collateral Matters..................................................................................       171
     12.12 Delivery of Information.............................................................................       171
     12.13 Special Appointment of Collateral Agent (Germany)...................................................       172
     12.14 Special Appointment of Collateral Agent (France)....................................................       173
     12.15 Special Appointment of Collateral Agent (Quebec)....................................................       173
     12.16 Special Appointment of Collateral Agent (Belgium)...................................................       174
     12.17 Special Appointment of Collateral Agent (Austria)...................................................       175
     12.18 Special Appointment of Collateral Agent (Italy).....................................................       176
     12.19 Special Appointment of Collateral Agent (Poland)....................................................       177

SECTION 13. Miscellaneous......................................................................................       177
     13.01 Payment of Expenses, etc............................................................................       177
     13.02 Right of Setoff.....................................................................................       178
     13.03 Notices.............................................................................................       179
     13.04 Benefit of Agreement................................................................................       180
     13.05 No Waiver; Remedies Cumulative......................................................................       182
     13.06 Payments Pro Rata...................................................................................       183
     13.07 Calculations; Computations..........................................................................       183
     13.08 Governing Law; Submission to Jurisdiction; Venue....................................................       184
     13.09 Counterparts........................................................................................       185
     13.10 Effectiveness.......................................................................................       185
     13.11 Headings Descriptive................................................................................       185
     13.12 Amendment or Waiver; etc............................................................................       185
     13.13 Survival............................................................................................       188
     13.14 Domicile of Loans and Commitments...................................................................       188
     13.15 Confidentiality.....................................................................................       188
     13.16 Waiver of Jury Trial................................................................................       189
     13.17 Register............................................................................................       189
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     13.18 English Language....................................................................................       190
     13.19 Special Provisions Regarding Pledges of Equity Interests in, and Promissory Notes Owed by, Persons
            Not Organized in Qualified Jurisdictions...........................................................       190
     13.20 Powers of Attorney; etc.............................................................................       191
     13.21 Waiver of Sovereign Immunity........................................................................       191
     13.22 Judgment Currency...................................................................................       191
     13.23 Limitation on Additional Amounts....................................................................       192
     13.24 Post Closing Actions................................................................................       192
     13.25 USA Patriot Act Notice..............................................................................       193

SECTION 14. U.S. Borrower's Guaranty...........................................................................       194
     14.01 The U.S. Borrower's Guaranty........................................................................       194
     14.02 Bankruptcy..........................................................................................       194
     14.03 Nature of Liability.................................................................................       195
     14.04 Independent Obligation..............................................................................       195
     14.05 Authorization.......................................................................................       195
     14.06 Reliance............................................................................................       196
     14.07 Subordination.......................................................................................       196
     14.08 Waiver..............................................................................................       197
     14.09 Payments............................................................................................       199

SCHEDULE I       List of Lenders and Commitments
SCHEDULE II      Lender Addresses
SCHEDULE III     Real Properties
SCHEDULE IV      Scheduled Existing Indebtedness
SCHEDULE V       Pension Plans
SCHEDULE VI      Existing Investments
SCHEDULE VII     Subsidiaries
SCHEDULE VIII    Insurance
SCHEDULE IX      Existing Liens
SCHEDULE X       Capitalization
SCHEDULE XI      Certain Security Documents, etc.
SCHEDULE XII     Non-Guarantor Subsidiaries
SCHEDULE XIII    Transactions with Affiliates
SCHEDULE XIV     Tax Matters
SCHEDULE XV      Initial Qualified Jurisdictions
SCHEDULE XVI     Restructuring Charges
SCHEDULE XVII    Asset Dispositions
SCHEDULE XVIII   Post Closing Actions
SCHEDULE XIX     Dutch PMP Definition

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EXHIBIT A-1   -  Form of Notice of Borrowing
EXHIBIT A-2   -  Notice of Conversion/Continuation
EXHIBIT B-1   -  Form of U.S. Borrower Term Note
EXHIBIT B-2   -  Form of European Borrower Dollar Term Note
EXHIBIT B-3   -  Form of European Borrower Euro Term Note
EXHIBIT B-4A  -  Form of U.S. Borrower Multicurrency Facility Revolving Note
EXHIBIT B-4B  -  Form of European Borrower Multicurrency Facility Revolving Note
EXHIBIT B-5A  -  Form of U.S. Borrower Swingline Note
EXHIBIT B-5B  -  Form of European Borrower Swingline Note
EXHIBIT C     -  Form of Letter of Credit Request
EXHIBIT D     -  Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1   -  Form of Opinion of Kirkland & Ellis LLP
EXHIBIT E-2   -  Form of Opinion of AKD Prinsen Van Wijmen
EXHIBIT F     -  Form of Officers' Certificate
EXHIBIT G-1   -  Form of U.S. Subsidiaries Guaranty
EXHIBIT G-2   -  Form of Foreign Subsidiaries Guaranty
EXHIBIT H     -  Form of U.S. Pledge Agreement
EXHIBIT I     -  Form of U.S. Security Agreement
EXHIBIT J     -  Form of Solvency Certificate
EXHIBIT K     -  Form of Assignment and Assumption Agreement
EXHIBIT L     -  Form of Intercompany Note
EXHIBIT M     -  Form of Shareholder Subordinated Note
EXHIBIT N     -  Form of Consent Letter
EXHIBIT O     -  Form of Intercompany Subordination Agreement
EXHIBIT P        Form of Joinder Agreement

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